  [LOGO] Mercantile Mutual Funds



                                    [GRAPHIC]






                               Mercantile Funds, Inc.

                               ................................................

                               Institutional Shares

                               Prospectus

                               Prime Money Market Fund
                               Government Money Market Fund
                               Tax-Exempt Money Market Fund
                               Limited Maturity Bond Fund
                               Total Return Bond Fund
                               Maryland Tax-Exempt Bond Fund
                               Intermediate Tax-Exempt Bond Fund
                               National Tax-Exempt Bond Fund
                               Growth & Income Fund
                               Equity Income Fund
                               Equity Growth Fund
                               Capital Opportunities Fund
                               International Equity Fund
                               Diversified Real Estate Fund

                               SEPTEMBER 30, 2002

                               Mercantile Funds, Inc., formerly M.S.D.&T.
                               Funds, Inc.

                               As with all mutual funds, the Securities and Exchange
                               Commission has not approved or disapproved the shares of these
                               Funds or determined if this Prospectus is accurate or complete.
                               Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                       Page
                                                                       ----
RISK/RETURN SUMMARY...................................................   1

   Introduction.......................................................   1

   Prime Money Market Fund............................................   2

   Government Money Market Fund.......................................   4

   Tax-Exempt Money Market Fund.......................................   6

   Limited Maturity Bond Fund.........................................   8

   Total Return Bond Fund.............................................  11

   Maryland Tax-Exempt Bond Fund......................................  14

   Intermediate Tax-Exempt Bond Fund..................................  17

   National Tax-Exempt Bond Fund......................................  20

   Growth & Income Fund...............................................  23

   Equity Income Fund.................................................  26

   Equity Growth Fund.................................................  29

   Capital Opportunities Fund.........................................  32

   International Equity Fund..........................................  36

   Diversified Real Estate Fund.......................................  39

   Fees and Expenses..................................................  41

   Additional Information about Risk..................................  42

INVESTING IN THE FUNDS................................................  43

   Getting Your Investment Started....................................  43

   How to Buy Institutional Shares....................................  43

   How to Sell Institutional Shares...................................  46

   Other Purchase and Redemption Information..........................  47

SHAREHOLDER SERVICES..................................................  48

   Retirement Plans...................................................  48

   Exchange Privilege.................................................  48

   Automatic Investment Plan..........................................  49

   Systematic Withdrawals.............................................  49

   Directed Reinvestments.............................................  49

DIVIDENDS AND DISTRIBUTIONS...........................................  49

TAX INFORMATION.......................................................  50

MANAGEMENT OF THE COMPANY.............................................  52

   Investment Advisor.................................................  52

   Sub-Advisor--Capital Opportunities Fund............................  54

   Sub-Advisors--International Equity Fund............................  55

FINANCIAL HIGHLIGHTS..................................................  56


[LOGO] Mercantile Mutual Funds


  Call 1-800-551-2145 or visit us on the web at www.mercantilemutualfunds.com

Introduction
This Prospectus describes the Mercantile Mutual Funds (the "Funds"), fourteen investment portfolios offered by Mercantile Funds, Inc. (the "Company"). The Company was formerly known as M. S. D. & T. Funds, Inc. The Company currently offers Institutional Shares in three money market portfolios (the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund), five bond portfolios (the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund), and six equity portfolios (the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund). On the following pages, you will find important information about each Fund, including:

.. The Fund's investment objective and the principal investment strategies used by the Fund's investment advisor in trying to achieve that objective;

.. The principal risks associated with an investment in the Fund;

.. The Fund's past performance measured on both a year-by-year and long-term basis; and

.. The fees and expenses you will pay as an investor in the Fund.

RISK/RETURN SUMMARY
The Prime Money Market Fund may be appropriate for investors who want a flexible and convenient way to manage cash while earning money market returns. The Government Money Market Fund may be appropriate for investors who want to earn money market returns with the extra margin of safety associated with U.S. Government obligations. The Tax-Exempt Money Market Fund may be appropriate for investors who want a way to earn money market returns that are generally exempt from federal income tax.

The Limited Maturity Bond and Total Return Bond Funds may be appropriate for investors who seek current income from their investments greater than that normally available from a money market fund and can accept fluctuations in price and yield. The Limited Maturity Bond and Total Return Bond Funds may not be appropriate for investors who are investing for long-term capital appreciation.

The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be appropriate for investors who are looking for income that is generally exempt from federal income tax and who can accept fluctuations in price and yield. The Maryland Tax-Exempt Bond Fund is best suited to residents of Maryland who are also looking for income that is exempt from Maryland state income tax. These Funds, as well as the Tax-Exempt Money Market Fund, are not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.

The Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity and Diversified Real Estate Funds may be appropriate for investors seeking growth of their investment over time and who are willing to accept the risks associated with stock markets. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk. These Funds may not be appropriate for investors who are investing for short-term goals or are mainly seeking current income.

Before investing in a Fund, you should carefully consider:

.. Your investment goals;

.. Your investment time horizon; and

.. Your tolerance for risk.

An investment in the Funds is not a deposit of Mercantile-Safe Deposit & Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds. You could also lose money by investing in any of the other Funds.

Prime Money Market Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of high quality money market instruments.

Principal Investment Strategies
The Fund invests substantially all of its assets in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, asset-backed securities, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, obligations issued by U.S. and foreign banks, such as certificates of deposit and bankers' acceptances, and repurchase agreements backed by U.S. Government obligations.

Because the Fund is a "money market fund," securities purchased by it must meet strict requirements as to investment quality, maturity and diversification. The Fund will only buy a security if it has the highest rating (or one of the two highest ratings if the security is a corporate bond) from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or only one such rating if only one organization has rated the instrument. If the security is not rated, Mercantile Capital Advisors, Inc. ("MCA" or the "Advisor") must determine that it is of comparable quality to eligible rated securities. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a security for the Fund, the Advisor must determine that the security carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in short-term interest rates.

Although credit risk is generally low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Although the Fund strives to maintain a net asset value of $1.00 per share, there's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the Fund.




--------------------------------------------------------------------------------
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price (which typically includes a profit for the Fund).
--------------------------------------------------------------------------------

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows the average annual total returns for Institutional Shares of the Fund for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

                                    [CHART]


1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
3.45%   2.83%   3.96%   5.71%   5.11%   5.26%   5.24%   4.89%   6.14%   3.90%


                     Year-to-date total return for the six
                       months ended June 30, 2002: 0.79%

    Average Annual Total Returns (for the periods ended December 31, 2001)

                                                             Since
                                   1 Year 5 Years 10 Years Inception*
           ----------------------------------------------------------
           Prime Money Market Fund 3.90%   5.08%   4.64%     5.16%
           ----------------------------------------------------------

* July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145 or visit us at www.mercantilemutualfunds.com.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
Best quarter:
1.58% for the quarter ended September 30, 2000

Worst quarter:
0.56% for the quarter ended December 31, 2001
--------------------------------------------------------------------------------

Government Money Market Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

Principal Investment Strategies
The Fund invests primarily (under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and repurchase agreements backed by such obligations.

Because the Fund is a "money market fund," the securities purchased by it must meet strict requirements as to investment quality, maturity and diversification. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a security for the Fund, the Advisor must determine that the security carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in short-term interest rates.

Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

Although the Fund strives to maintain a net asset value of $1.00 per share, there's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the Fund.




--------------------------------------------------------------------------------
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.
--------------------------------------------------------------------------------

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows the average annual total returns for Institutional Shares of the Fund for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns
                                    [CHART]



1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
3.42%  2.80%  3.92%  5.63%  5.09%  5.19%  5.16%  4.83%  6.05%  3.82%


                     Year-to-date total return for the six
                       Months ended June 30, 2002: 0.76%

    Average Annual Total Returns (for the periods ended December 31, 2001)

                                                               Since
                                     1 Year 5 Years 10 Years Inception*
        ---------------------------------------------------------------
        Government Money Market Fund 3.82%   5.00%   4.58%     5.09%
        ---------------------------------------------------------------

*  July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145 or visit us at www.mercantilemutualfunds.com.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
1.56% for the quarter ended September 30, 2000

Worst quarter:
0.52% for the quarter ended December 31, 2001
--------------------------------------------------------------------------------

Tax-Exempt Money Market Fund

Investment Objective
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ("municipal obligations") the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular federal income tax.

Principal Investment Strategies
During normal market conditions, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in short-term municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

Because the Fund is a "money market fund," municipal obligations purchased by it must meet strict requirements as to investment quality, maturity, and diversification. The Fund will only buy a municipal obligation if it has the highest rating (or one of the two highest ratings if the municipal obligation is a bond) from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or one such rating if only one organization has rated the security. If the security is not rated, the Advisor must determine that it is of comparable quality to eligible rated securities. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a municipal obligation for the Fund, the Advisor must determine that the obligation carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in interest rates.

Although credit risk is generally low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.


--------------------------------------------------------------------------------
Municipal Obligations
State and local governments issue municipal obligations to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal obligations, known as private activity bonds, are issued to finance projects for private companies. Municipal obligations, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.
--------------------------------------------------------------------------------

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Although the Fund strives to maintain a net asset value of $1.00 per share, there's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the Fund.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows the average annual total returns for Institutional Shares of the Fund for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns


                                  [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.59%  2.03%  2.47%  3.45%  3.07%  3.23%  3.07%  2.86%  3.72%  2.42%
                     Year-to-date total return for the six
                       months ended June 30, 2002: 0.57%

    Average Annual Total Returns (for the periods ended December 31, 2001)

                                                               Since
                                     1 Year 5 Years 10 Years Inception*
        ---------------------------------------------------------------

        Tax-Exempt Money Market Fund  2.42%  3.06%    2.89%     3.31%
        ---------------------------------------------------------------

* July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145 or visit us at www.mercantilemutualfunds.com.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.




--------------------------------------------------------------------------------
Best quarter:
0.97% for the quarter ended December 31, 2000

Worst quarter:
0.40% for the quarter ended December 31, 2001
--------------------------------------------------------------------------------

Limited Maturity Bond Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with protection of capital.

Principal Investment Strategies
The Fund invests substantially all of its assets (under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes) in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. Mortgage-backed securities may include Ginnie Maes, Fannie Maes and Freddie Macs. The Fund may also invest in asset-backed securities and in repurchase agreements backed by U.S. Government obligations. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may invest up to 25% of its total assets in the debt obligations of foreign corporations and governments.

The Fund will invest only in investment grade debt obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In selecting portfolio securities for the Fund, the Advisor monitors and evaluates economic trends, including anticipated changes in interest rates. The Advisor also considers a number of other factors, including credit quality, the price of a security relative to that of other securities in its sector, current yield, maturity, yield to maturity, liquidity and the overall quality of the investment. The Advisor expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of two to five years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.


--------------------------------------------------------------------------------
Mortgage-backed securities are certificates representing ownership interests in a pool of mortgage loans, and include those issued by the Government National Mortgage Association ("Ginnie Maes"), the Federal National Mortgage Association ("Fannie Maes") and the Federal Home Loan Mortgage Corporation ("Freddie Macs").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt securities in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Derivatives A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment, and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher rated securities.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about issuers of securities; and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year, five years, ten years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

                                    [CHART]

1992   1993    1994    1995    1996   1997   1998   1999   2000   2001
----   ----    ----    -----   ----   ----   ----   ----   ----   ----
6.06%  6.33%  (1.26)%  14.41%  3.10%  7.15%  7.11%  1.93%  8.84%  5.21%


                     Year-to-date total return for the six
                       months ended June 30, 2002: 2.50%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                        1 Year 5 Years 10 Years Inception*
      --------------------------------------------------------------------

      Limited Maturity Bond Fund
       Before Taxes.................... 5.21%   6.02%   5.81%     6.23%
       After Taxes on Distributions.... 2.87%   3.61%   3.52%     3.96%
       After Taxes on Distributions and
         Sale of Fund Shares........... 3.23%   3.64%   3.54%     3.92%
      Lehman Brothers Mutual Fund
        Short 1-5 Year Government/
        Credit Bond Index**............ 9.03%   6.93%   6.50%     7.03%
      --------------------------------------------------------------------

* March 14, 1991 for the Fund; February 28, 1991 for the Lehman Brothers Mutual Fund Short 1-5 Year Government/Credit Bond Index.
** An investor cannot invest directly in the Lehman Brothers Mutual Fund Short 1-5 Year Government/Credit Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
4.52% for the quarter ended June 30, 1995

Worst quarter:
(1.53)% for the quarter ended March 31, 1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Lehman Brothers Mutual Fund Short 1-5 Year Government/Credit Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.
--------------------------------------------------------------------------------

Total Return Bond Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with relative protection of capital. Subject to this objective, the Advisor considers the total rate of return on portfolio securities in managing the Fund.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests substantially all of its assets (under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes) in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. Mortgage-backed securities may include Ginnie Maes, Fannie Maes and Freddie Macs. The Fund may also invest in asset-backed securities and in repurchase agreements backed by U.S. Government obligations. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may invest up to 25% of its total assets in the debt obligations of foreign corporations and governments.

The Fund generally will only purchase investment grade debt obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or will be unrated securities determined by the Advisor to be of comparable quality. When deemed appropriate by the Advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities, also known as "junk bonds."

In selecting portfolio securities for the Fund, the Advisor monitors and evaluates economic trends, including anticipated changes in interest rates. The Advisor also evaluates the effect of a particular security on the total rate of return of all of the securities in the Fund's portfolio.

The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Advisor expects that under normal market conditions the Fund will have an average weighted maturity of between 4 and 15 years.

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.


--------------------------------------------------------------------------------
Total return consists of net income (interest and/or dividend income from portfolio securities, less expenses of the Fund) and capital gains and losses, both realized and unrealized, from portfolio securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt securities in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Derivatives
A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment, and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher rated securities. Generally, non-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about issuers of securities; and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

                                [CHART]

    1999      2000     2001
    ----      ----     ----
   (0.12)%   10.47%   6.41%



                     Year-to-date total return for the six
                       months ended June 30, 2002: 2.42%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since
                                                       1 Year Inception*
        ----------------------------------------------------------------

        Total Return Bond Fund
          Before Taxes................................  6.41%    6.09%
          After Taxes on Distributions................  3.92%    3.53%
          After Taxes on Distributions and Sale of
           Fund Shares................................  3.93%    3.61%
        Lehman Aggregate Bond Index**.................  8.44%    6.83%
        ----------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Lehman Aggregate Bond Index.
** An investor cannot invest directly in the Lehman Aggregate Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
3.52% for the quarter ended December 31, 2000

Worst quarter:
(0.74)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index, its Mortgage-Backed Securities Index and its Asset-Backed Securities Index.
--------------------------------------------------------------------------------

Maryland Tax-Exempt Bond Fund

Investment Objective
The Fund seeks a high level of interest income that is exempt from federal and Maryland state and local income taxes.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other government issuers (which may include issuers located outside Maryland) that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and Maryland state and local taxes.

Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Advisor has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Advisor expects that under normal conditions the Fund will invest primarily in obligations with medium and long maturities.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.


--------------------------------------------------------------------------------
Maturity The maturity of a debt security, such as a municipal obligation, is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Derivatives A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal obligations held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified portfolio that holds more investments. Because the Fund invests primarily in Maryland municipal obligations, it also is likely to be especially susceptible to economic, political and regulatory events that affect Maryland.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns
                                    [CHART]


1993      1994    1995     1996     1997     1998      1999     2000     2001
----      ----    ----     ----     ----     ----      ----     ----     ----
12.56%   (7.05)% 14.57%   3.12%     8.57%    5.56%    (2.12)%   10.66%   4.13%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 4.65%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since
                                               1 Year 5 Years Inception*
        ----------------------------------------------------------------

        Maryland Tax-Exempt Bond Fund
         Before Taxes......................... 4.13%   5.27%    5.55%
         After Taxes on Distributions......... 4.13%   5.27%    5.55%
         After Taxes on Distributions and Sale
           of Fund Shares..................... 4.19%   5.12%    5.41%
        Lehman Brothers Maryland Municipal
          Bond Index**........................ 5.48%   5.66%    6.39%
        ----------------------------------------------------------------

* June 2, 1992 for the Fund; May 31, 1992 for the Lehman Brothers Maryland Municipal Bond Index (represents the returns of the Lehman Brothers Municipal Bond Index for the period prior to July 31, 1993).
** An investor cannot invest directly in the Lehman Brothers Maryland Municipal Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
6.08% for the quarter ended March 31, 1995

Worst quarter:
(5.65)% for the quarter ended March 31, 1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Lehman Brothers Maryland Municipal Bond Index is an unmanaged index that tracks the performance of Maryland municipal bonds.
--------------------------------------------------------------------------------

Intermediate Tax-Exempt Bond Fund

Investment Objective
The Fund seeks as high a level of interest income that is exempt from regular federal income tax as is consistent with relative protection of capital.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Advisor has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Advisor expects that under normal market and economic conditions the Fund will invest primarily in obligations with short and medium maturities and will have an average weighted maturity of between three and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.


--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt obligations, including municipal obligations, in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by a Fund with each maturity "weighted" according to the percentage of assets which it represents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Derivatives
A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal obligations held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

       [CHART]

1999    2000    2001
-----   -----   -----
0.85%   6.02%   5.35%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 3.29%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                                            1 Year Inception*
   --------------------------------------------------------------------------

   Intermediate Tax-Exempt Bond Fund
     Before Taxes.......................................... 5.35%    4.42%
     After Taxes on Distributions.......................... 5.35%    4.31%
     After Taxes on Distributions and Sale of Fund Shares.. 4.84%    4.29%
   Lehman Brothers 1-8 Year
     Municipal Bond Index**................................ 5.96%    4.90%
   --------------------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Lehman Brothers 1-8 Year Municipal Bond Index.
** An investor cannot invest directly in the Lehman Brothers 1-8 Year Municipal Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
2.50% for the quarter ended December 31, 2000

Worst quarter:
(1.18)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Lehman Brothers 1-8 Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 1 to 8 years.
--------------------------------------------------------------------------------

National Tax-Exempt Bond Fund

Investment Objective
The Fund seeks as high a level of interest income that is exempt from regular federal income tax as is consistent with relative protection of capital.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Advisor has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Advisor expects that under normal market and economic conditions the Fund will invest primarily in obligations with medium and long maturities.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.


--------------------------------------------------------------------------------
Derivatives
A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

                                    [CHART]

   1999      2000     2001
   ----      ----     ----
  (1.41)%   10.32%    3.96%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 4.49%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since
                                                       1 Year Inception*
        ----------------------------------------------------------------

        National Tax-Exempt Bond Fund
         Before Taxes................................. 3.96%    4.76%
         After Taxes on Distributions................. 3.29%    4.45%
         After Taxes on Distributions and Sale of Fund
           Shares..................................... 4.29%    4.61%
        Lehman Brothers 10-Year Municipal Bond
          Index**..................................... 4.62%    5.07%
        ----------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Lehman Brothers 10-Year Municipal Bond Index.
** An investor cannot invest directly in the Lehman Brothers 10-Year Municipal Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
4.42% for the quarter ended December 31, 2000
Worst quarter:
(1.91)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities of 10 years.
--------------------------------------------------------------------------------

Growth & Income Fund

Investment Objective
The Fund seeks long-term capital appreciation, with income as a secondary objective.

Principal Investment Strategies
The Fund follows both a value- and growth-oriented investment strategy. It invests primarily in common stocks of companies the Advisor believes possess above average growth prospects at attractive relative valuations. In evaluating an investment, the Advisor focuses on companies which appear to be financially strong with leadership positions in their industries. These companies will generally have what the Advisor believes to be a superior track record of growth in sales, earnings and dividends.

Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). There is no minimum credit rating requirement with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more nationally recognized statistical rating organizations (each a "Rating Agency") are limited to 10% of the Fund's total assets.

The Fund follows a disciplined buy/sell process. The Advisor may perform quantitative analysis of financial statements, industry and economic trends. This is complemented by qualitative analysis such as understanding a company's products and management, judging growth prospects and assessing risks. Finally, an appropriate valuation level is emphasized. The Fund will likely sell an investment which has become relatively overvalued in relation to other issues or when the underlying fundamentals deteriorate and analysis indicates no improvement in the visible future, as determined by the Advisor.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.


--------------------------------------------------------------------------------
Value stocks are those that appear to be underpriced based on valuation measures, such as lower price to earnings and price to book value ratios.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the value stocks it typically holds may not perform as well as other types of stocks, such as growth stocks, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign government regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year, five years, ten years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

                                    [CHART]

 1992   1993    1994    1995    1996    1997    1998    1999    2000   2001
 ----   ----    ----    ----    ----    ----    ----    ----    ----   ----
8.14%  10.33%  2.41%   24.14%  20.09%  34.15%  26.20%  16.12%  3.08%  (15.68)%

                     Year-to-date total return for the six
                      Months ended June 30, 2002: (8.43)%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                          1 Year  5 Years 10 Years Inception*
  ---------------------------------------------------------------------------

  Growth & Income Fund
   Before Taxes......................... (15.68)%  11.31%  12.03%    12.27%
   After Taxes on Distributions......... (17.65)%   9.18%   9.96%    10.28%
   After Taxes on Distributions and Sale
     of Fund Shares.....................  (7.90)%   9.19%   9.54%     9.83%
  S&P 500 Index**....................... (11.88)%  10.70%  12.94%    13.47%
  ---------------------------------------------------------------------------

* February 28, 1991 for the Fund and the S&P 500 Index.
** An investor cannot invest directly in the S&P 500 Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
22.18% for the quarter ended December 31, 1998

Worst quarter:
(13.52)% for the quarter ended March 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.
--------------------------------------------------------------------------------

Equity Income Fund

Investment Objective
The Fund seeks current income and long-term capital appreciation consistent with reasonable risk.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in common stocks that the Advisor believes are likely to produce higher than average dividend yields and which appear to represent good relative values with the potential to appreciate in price. In evaluating whether or not to purchase a particular stock, the Advisor may consider that stock's price to earnings ratio, price to sales ratio, price to cash flow ratio, price to book value ratio, historic earnings trend and dividend growth rate.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, including common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through sponsored ADRs, EDRs and GDRs. There is no minimum credit rating requirement with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more Rating Agencies are limited to 10% of the Fund's total assets.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will likely sell a portfolio security when it has met established price targets or has become relatively overvalued compared to other issues, as determined by the Advisor. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


--------------------------------------------------------------------------------
Current income includes both dividends from stocks and interest income from fixed income securities less Fund expenses.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure requirements; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns
        [CHART]

1999     2000      2001
-----   -------   -------
3.75%   (7.03)%   (3.22)%

                     Year-to-date total return for the six
                      months ended June 30, 2002: (8.29)%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since
                                                      1 Year  Inception*
       -----------------------------------------------------------------

       Equity Income Fund
        Before Taxes................................. (3.22)%    0.45%
        After Taxes on Distributions................. (4.72)%   (3.86)%
        After Taxes on Distributions and Sale of Fund
          Shares..................................... (0.99)%    0.03%
       Russell 1000(R) Value Index**................. (5.59)%    4.67%
       -----------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Russell 1000(R) Value Index.
** An investor cannot invest directly in the Russell 1000(R) Value Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
Best quarter:
11.21% for the quarter ended June 30, 1999

Worst quarter:
(10.10)% for the quarter ended September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Russell 1000(R) Value Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization, with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------

Equity Growth Fund

Investment Objective
The Fund seeks long-term capital appreciation.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in common stocks which the Advisor believes to represent good growth potential and that seem likely to appreciate in price. In selecting securities for the Fund, the Advisor evaluates a company's earnings history and the risk and volatility of the company's business. The Advisor also evaluates other factors, such as technological advances, good product development and strong management, which support future growth.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, including common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through sponsored ADRs, EDRs and GDRs. There is no minimum credit rating with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more Rating Agencies are limited to 10% of the Fund's total assets.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. The Fund will also sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.



--------------------------------------------------------------------------------
Growth stocks may offer strong revenue and earnings potential and accompanying capital growth, with generally less dividend income than value stocks.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the growth stocks which it typically holds may not perform as well as other types of stocks, such as value stocks, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Return

                                    [CHART]

 1999      2000     2001
 ----      ----     ----
25.94%   (15.17)%  (21.11)%

                     Year-to-date total return for the six
                     months ended June 30, 2002: (26.01)%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                                           1 Year  Inception*
  ---------------------------------------------------------------------------

  Equity Growth Fund
    Before Taxes......................................... (21.11)%    0.40%
    After Taxes on Distributions......................... (21.44)%   (0.99)%
    After Taxes on Distributions and Sale of Fund Shares. (12.65)%    0.48%
  Russell 1000(R) Growth Index**......................... (20.42)%    0.77%
  ---------------------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Russell 1000(R) Growth Index.
** An investor cannot invest directly in the Russell 1000(R) Growth Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
24.83% for the quarter ended December 31, 1999

Worst quarter:
(21.58)% for the quarter ended September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------

Capital Opportunities Fund

Investment Objective
The Fund seeks long-term capital growth.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in the common stocks of small companies. These are generally considered to be companies with market capitalizations of $1.5 billion or less at the time of purchase. The Fund may also invest in preferred stock and securities convertible into common stock. In addition, the Fund also may invest without limit in securities - generally common stock - of companies offering shares in initial public offerings ("IPOs").

Securities purchased by the Fund will generally be publicly-traded common stocks of U.S. companies. The Fund also may invest up to 25% of its total assets in foreign equity securities, either directly or indirectly, through sponsored ADRs. ADRs that are denominated in U.S. dollars and traded on a U.S. exchange will not be treated as foreign securities for purposes of the 25% limitation on foreign securities.

There is no minimum credit rating for the Fund's investments in convertible securities.

In selecting stocks for the Fund's portfolio, the Sub-Advisor focuses on small growth-oriented companies which it believes to be responsive to changes in the marketplace and to have the fundamental characteristics necessary to support continued growth. The Fund's Sub-Advisor uses a bottom-up approach in selecting stocks for the Fund's portfolio. This approach focuses on evaluating individual companies, but also considers trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps the Sub-Advisor to select stocks of companies that it thinks will provide high and consistent earnings growth.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

The Sub-Advisor may sell a security as a result of an adverse change in the issuing company's competitive positioning or ability to execute its growth plan or because of a significant earnings shortfall.

The Fund may trade its investments frequently in trying to achieve its investment objective.


--------------------------------------------------------------------------------
The Advisor has appointed Delaware Management Company (the "Sub-Advisor"), a series of Delaware Management Business Trust, as sub-advisor to assist in the day-to-day management of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
An IPO is a company's first offering of stock to the public.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth stocks may offer strong revenue and earnings potential and accompanying capital growth, with generally less dividend income than value stocks.
--------------------------------------------------------------------------------

Principal Investment Risks
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the growth stocks which it typically holds may not perform as well as other types of stocks, such as value stocks, even in times of rising markets.

Investments in the stocks of small companies can be riskier than investments in larger companies. Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market. Because small companies often borrow money to finance their operations, they also may be adversely affected by rising interest rates.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

IPO shares can be highly unstable because of factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Convertible debt securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible debt securities are also subject to stock market risk.

Convertible debt securities that carry the lowest of the four highest ratings assigned by Rating Agencies are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (also known as "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default (although the Fund will not purchase convertible debt securities that are in default).

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

Certain securities purchased by the Fund may be privately placed securities that are eligible for resale only by certain institutional buyers without registration. The Fund is subject to the risk that these securities cannot be readily sold within seven days at approximately the price at which the Fund has valued them.

Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

The Sub-Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they further the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows the performance of Institutional Shares of the Fund for the last calendar year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

 [CHART]

  2001
--------
(13.40)%

                     Year-to-date total return for the six
                     months ended June 30, 2002: (12.88)%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                                       1 Year  Inception*
       ------------------------------------------------------------------

       Capital Opportunities Fund
        Before Taxes................................. (13.40)%   (14.39)%
        After Taxes on Distributions................. (13.45)%   (14.43)%
        After Taxes on Distributions and Sale of Fund
          Shares.....................................  (8.16)%   (11.44)%
       Russell 2000(R) Growth Index**................  (9.23)%   (20.93)%
       ------------------------------------------------------------------

* July 5, 2000 for the Fund; June 30, 2000 for the Russell 2000(R) Growth Index. ** An investor cannot invest directly in the Russell 2000(R) Growth Index. The Fund's portfolio may differ significantly from the securities held in the
Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
27.54% for the quarter ended December 31, 2001.

Worst quarter:
(29.67)% for the quarter ended September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Russell 2000(R) Growth Index is an unmanaged index considered representative of small-cap growth stocks.
--------------------------------------------------------------------------------

International Equity Fund

Investment Objective
The Fund seeks long-term growth of capital.

Principal Investment Strategies
The Fund invests primarily in foreign common stocks, warrants and rights. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, primarily the equity securities of foreign issuers. Under normal circumstances, the Fund's assets will be invested in the securities of issuers located in at least three different foreign countries. There are no limitations on the amount of the Fund's assets which may be invested in securities of issuers in any one country. However, under normal market and economic conditions, no more than 25% of the Fund's net assets will be invested in the securities of issuers located in countries with emerging economies or securities markets.

As further described below under "Management of the Company," the Fund uses a multi-manager approach. Subject to the approval of the Company's Board of Directors and shareholders of the Fund, the Advisor selects one or more sub-advisors to manage the Fund's assets. Morgan Stanley Investment Management Limited ("MS Investment Management") and Julius Baer Investment Management Inc. ("Julius Baer") each currently serves as sub-advisor to a portion of the Fund's assets (the "Sub-Advisors"). The Advisor monitors the performance of the Sub-Advisors and, to the extent it deems appropriate to achieve the Fund's investment objective, may change the allocation of assets between the Sub-Advisors.

In managing its portion of the Fund, MS Investment Management attempts to achieve the Fund's investment objective by utilizing a disciplined bottom-up approach to investing (i.e., a management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks). Using this approach, MS Investment Management seeks to identify securities of undervalued issuers, selecting issuers from a universe comprised of approximately 2,600 companies in markets outside the United States. The investment process is value-driven and based on individual stock selection. In assessing investment opportunities, MS Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear to be undervalued according to these criteria are then subjected to in-depth fundamental analysis. MS Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement, including product competitiveness, market positioning and industry structure, and assesses the company's business franchise. Meetings with senior company management are integral to the investment process. In deciding whether to sell a particular security, MS Investment Management considers a number of factors, including changes in a company's prospects, financial condition and/or industry position as well as general economic and market conditions.

In managing its portion of the Fund, Julius Baer attempts to achieve the Fund's investment objective by choosing securities in industries and companies it believes are experiencing favorable demand for their products and services.

Julius Baer considers companies with above average earnings potential, companies that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. Julius Baer will sell a security if, as a result of changes in the economy of a particular country or region, it believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Investing in securities of foreign issuers may be riskier than investing in securities of U.S. issuers due to factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

There are no limitations on the amount of the Fund's assets which may be invested in securities of issuers in any one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

Each Sub-Advisor evaluates the risks and rewards presented by the securities purchased by the portion of the Fund that it manages and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns

                                    [CHART]

1994    1995    1996    1997    1998     1999     2000      2001
----    ----    ----    ----    ----     ----     ----      ----
4.66%  7.97%   10.19%   4.08%   11.98%   38.00%  (18.65)%  (11.35)%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 6.43%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                               1 Year  5 Years Inception*
       ------------------------------------------------------------------

       International Equity Fund
        Before Taxes......................... (11.35)%  3.01%    5.98%
        After Taxes on Distributions......... (11.38)%  1.07%    4.26%
        After Taxes on Distributions and Sale
          of Fund Shares.....................  (6.90)%  2.15%    4.50%
       MSCI All Country World Free
         Ex-U.S. Index**..................... (19.49)%  0.89%    4.36%
       ------------------------------------------------------------------

* July 2, 1993 for the Fund; June 30, 1993 for the MSCI All Country World Free ex-U.S. Index.
** An investor cannot invest directly in the MSCI All Country World
Free ex-U.S. Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
24.25% for the quarter ended December 31, 1999

Worst quarter:
(15.44)% for the quarter ended September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Morgan Stanley Capital International ("MSCI") All Country World Free
ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging market allocation.
--------------------------------------------------------------------------------

Diversified Real Estate Fund

Investment Objective
The Fund seeks current income and capital growth.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in the securities of companies principally engaged in the real estate business. The Fund invests primarily in the equity securities of such companies, with an emphasis on common stock.

It is expected that the Fund will invest a majority of its assets in shares of real estate investment trusts ("REITs") during normal market and economic conditions. The Fund expects that a substantial portion of its investments in REITs will be in equity and hybrid REITs.

In selecting portfolio securities for the Fund, the Advisor focuses on total return, emphasizing those companies that offer both strong earnings growth and an above-average dividend yield. The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security or when the Advisor determines that the security is overvalued.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent the Fund emphasizes investments in a particular geographic region.

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. In addition, like mutual funds, REITs pay fees and expenses.


--------------------------------------------------------------------------------
REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as either equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental and lease payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
--------------------------------------------------------------------------------

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they further the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of Institutional Shares of the Fund has varied from year to year. The table shows how the average annual total returns for Institutional Shares of the Fund, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future./2/

                          Calendar Year Total Returns
                                    [CHART]

 1998     1999     2000      2001
 ----     ----     ----      ----
(13.57)%   1.44%   26.77%    12.41%

                     Year-to-date total return for the six
                      months ended June 30, 2002: 12.41%

    Average Annual Total Returns (for the periods ended December 31, 2001)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                   Since
                                                          1 Year Inception*
    -----------------------------------------------------------------------

    Diversified Real Estate Fund
     Before Taxes........................................ 12.41%   7.11%
     After Taxes on Distributions........................ 10.09%   5.10%
     After Taxes on Distributions and Sale of Fund Shares  7.49%   4.66%
    Wilshire Real Estate Securities Index**.............. 10.45%   5.31%
    -----------------------------------------------------------------------

* August 1, 1997 for the Fund; July 31, 1997 for the Wilshire Real Estate Index. ** An investor cannot invest directly in the Wilshire Real Estate Securities Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares, which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
Best quarter:
13.04% for the quarter ended June 30, 1999

Worst quarter:
(9.32)% for the quarter ended September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Wilshire Real Estate Securities Index is an unmanaged index generally representative of the U.S. REIT market.
--------------------------------------------------------------------------------

Fees and Expenses
The following table shows the fees and expenses you may pay when you buy and hold Institutional Shares of the Funds.

                                               Prime  Government Tax-Exempt Limited  Total
                                               Money    Money      Money    Maturity Return
                                               Market   Market     Market     Bond    Bond
                                                Fund     Fund       Fund      Fund    Fund
                                               ------ ---------- ---------- -------- ------
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees/1/............................  0.25%    0.25%      0.25%     0.35%   0.35%
Distribution (12b-1) Fees.....................  None     None       None      None    None
Other Expenses/1/.............................  0.19%    0.20%      0.21%     0.23%   0.24%
                                                ----     ----       ----      ----    ----
Total Annual Fund Operating Expenses/1/.......  0.44%    0.45%      0.46%     0.58%   0.59%

                                                Maryland  Intermediate  National  Growth & Equity
                                               Tax-Exempt  Tax-Exempt  Tax-Exempt  Income  Income
                                               Bond Fund   Bond Fund   Bond Fund    Fund    Fund
                                               ---------- ------------ ---------- -------- ------
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees/1/............................    0.50%       0.50%       0.50%     0.60%   0.60%
Distribution (12b-1) Fees.....................    None        None        None      None    None
Other Expenses/1/.............................    0.28%       0.25%       0.23%     0.21%   0.23%
                                                  ----        ----        ----      ----    ----
Total Annual Fund Operating Expenses/1/.......    0.78%       0.75%       0.73%     0.81%   0.83%

                                               Equity    Capital    International Diversified
                                               Growth Opportunities    Equity     Real Estate
                                                Fund      Fund          Fund         Fund
                                               ------ ------------- ------------- -----------
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees/1/............................  0.60%     1.30%         1.22%        0.80%
Distribution (12b-1) Fees.....................  None      None          None         None
Other Expenses/1/.............................  0.26%     0.27%         0.34%        0.27%
                                                ----      ----          ----         ----
Total Annual Fund Operating Expenses/1/.......  0.86%     1.57%         1.56%        1.07%

Example
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your Institutional Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
                                             ------ ------- ------- --------
    Prime Money Market Fund.................  $ 45   $141    $246    $  555
    Government Money Market Fund............  $ 46   $144    $252    $  567
    Tax-Exempt Money Market Fund............  $ 47   $148    $258    $  579
    Limited Maturity Bond Fund..............  $ 59   $186    $324    $  726
    Total Return Bond Fund..................  $ 60   $189    $329    $  738
    Maryland Tax-Exempt Bond Fund...........  $ 80   $249    $433    $  966
    Intermediate Tax-Exempt Bond Fund.......  $ 77   $240    $417    $  930
    National Tax-Exempt Bond Fund...........  $ 75   $233    $406    $  906
    Growth & Income Fund....................  $ 83   $259    $450    $1,002
    Equity Income Fund......................  $ 85   $265    $460    $1,025
    Equity Growth Fund......................  $ 88   $274    $477    $1,061
    Capital Opportunities Fund..............  $160   $496    $855    $1,867
    International Equity Fund...............  $159   $493    $850    $1,856
    Diversified Real Estate Fund............  $109   $340    $590    $1,306

--------
/1/Based on the Funds' operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses (except for the Growth & Income and Equity Income Funds) and Total Fund Operating Expenses for the Funds for the current fiscal year are expected to be less than the amounts shown above because the Funds' Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Funds at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Funds, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Funds' Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                     Prime Money Government  Tax-Exempt   Limited    Total
                                       Market       Money       Money    Maturity   Return
                                        Fund     Market Fund Market Fund Bond Fund Bond Fund
                                     ----------- ----------- ----------- --------- ---------
Management Fees.....................    0.230%      0.220%      0.220%     0.31%     0.28%
Distribution (12b-1) Fees...........     None        None        None      None      None
Other Expenses......................    0.145%      0.155%      0.155%     0.19%     0.22%
                                        -----       -----       -----      ----      ----
Total Annual Fund Operating Expenses    0.375%      0.375%      0.375%     0.50%     0.50%

                                      Maryland  Intermediate  National
                                     Tax-Exempt  Tax-Exempt  Tax-Exempt  Growth &     Equity
                                     Bond Fund   Bond Fund   Bond Fund  Income Fund Income Fund
                                     ---------- ------------ ---------- ----------- -----------
Management Fees.....................    0.23%       0.27%       0.29%      0.55%       0.54%
Distribution (12b-1) Fees...........    None        None        None       None        None
Other Expenses......................    0.27%       0.23%       0.21%      0.20%       0.21%
                                        ----        ----        ----       ----        ----
Total Annual Fund Operating Expenses    0.50%       0.50%       0.50%      0.75%       0.75%


                                                    Capital                  Diversified
                                       Equity    Opportunities International Real Estate
                                     Growth Fund     Fund       Equity Fund     Fund
                                     ----------- ------------- ------------- -----------
Management Fees.....................    0.54%        0.70%         0.97%        0.75%
Distribution (12b-1) Fees...........    None         None          None         None
Other Expenses......................    0.21%        0.55%         0.28%        0.30%
                                        ----         ----          ----         ----
Total Annual Fund Operating Expenses    0.75%        1.25%         1.25%        1.05%

Additional Information about Risk
The principal risks of investing in each of the Funds have been described above. The following supplements that discussion.

Securities Lending
To obtain interest income, each Fund, other than the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond, National Tax-Exempt Bond and International Equity Funds, may lend its portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Temporary Defensive Positions
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. With respect to the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds, these investments may include high quality short-term money market instruments and high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies and instrumentalities. With respect to the Prime Money Market, Government Money Market, Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond, National Tax-Exempt Bond and International Equity Funds, these investments may include cash (which will not earn any income). With respect to the International Equity Fund, these investments may also include short-term money market instruments. With respect to the Limited Maturity Bond Fund and Total Return Bond Fund, these investments may include high quality short-term money market instruments. With respect to the Diversified Real Estate Fund, these investments may include money market instruments, high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies or instrumentalities without regard to whether the issuer is principally engaged in the real estate business. In addition, the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may hold short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and U.S. Government obligations. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

Other Types of Investments
This Prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may from time to time pursue other investment strategies and make other types of investments in support of its investment objective. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this Prospectus.

INVESTING IN THE FUNDS

Getting Your Investment Started
Customers of Mercantile-Safe Deposit & Trust Company and its affiliated and correspondent banks (referred to as the "Banks") may purchase Institutional Shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions.

If you purchased shares directly through the Company, and had an existing account with the Company on September 30, 2002, you may continue to buy Institutional Shares. Please refer to the purchase options described under "How To Buy Institutional Shares--Adding to Your Fund Account."

Payments for Institutional Shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

How To Buy Institutional Shares
Minimum Investments. The minimum initial aggregate investment for Banks acting on behalf of their customers is $1,000,000. There is no minimum investment requirement for subsequent purchases by such Banks. The minimum investment requirement for additional purchases directly through the Company is $100. The Company reserves the right to waive these minimums in certain instances.

Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Institutional Shares through the Banks.

        To Add to an Account
        --------------------

By Mail .Make your check payable to Mercantile Funds, Inc. and mail it to:

          Mercantile Funds, Inc.
          P.O. Box 182028
          Columbus, OH 43218-2028

        .Please indicate the particular Fund in which you are investing.

        .Please include your account number on your check.
--------------------------------------------------------------------------

        To Add to an Account
        --------------------
By Wire .Instruct your bank to wire Federal funds to:
         Huntington Bank, Columbus, OH 43219,
         Bank Routing #044000024, Mercantile
         Concentration A/C #01899622436.

          Be sure to include your name and your Fund account number.

        .The wire should indicate that you are making a subsequent purchase as opposed to opening a new account.

Consult your bank for information on remitting funds by wire and associated bank charges.
You may use other investment options, including automatic investments, exchanges and directed reinvestments, to invest in your Fund account. Please refer to the section below entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

Explanation of Sales Price. The public offering price for Institutional Shares of a Fund is the net asset value per share. A Fund will calculate its net asset value per share by adding the value of the Fund's investments, cash and other assets attributable to Institutional Shares, subtracting the Fund's liabilities, and then dividing the result by the number of Institutional Shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

The assets of the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds ("Money Market Funds") are valued at amortized cost, which generally approximates market value. Although the Money Market Funds seek to maintain their net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. The assets of the Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds ("Bond Funds") and Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity and Diversified Real Estate Funds ("Equity Funds") are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Advisor under the supervision of the Company's Board of Directors. Debt securities held by the Bond Funds and Equity Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

Sometimes the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

Net asset value is computed (i) with respect to the Tax-Exempt Money Market Fund, at 11:00 a.m. Eastern Time each weekday and (ii) with respect to the Prime Money Market Fund and Government Money Market Fund, at 2:00 p.m. Eastern Time each weekday, in each case with the exception of those holidays on which the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of New York is closed. The Money Market Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

Net asset value is computed with respect to each Bond Fund and each Equity Fund as of the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) on each weekday, in each case with the exception of those holidays on which the Exchange is closed. The Bond Funds and Equity Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency as determined by the Securities and Exchange Commission ("SEC"). In the event the Exchange does not open for business because of an emergency, the Company may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-551-2145.

Purchase orders will be accepted by the Funds' transfer agent only on a day on which the shares of a Fund are priced (referred to as a "Business Day"). If you purchase Institutional Shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Funds' transfer agent on a timely basis.

If your purchase order for Institutional Shares of a Money Market Fund is received by the Funds' transfer agent on a Business Day before the time the Fund's net asset value is calculated, your Institutional Shares will be purchased at the public offering price calculated on that day, provided that the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange that day. If your purchase order for Institutional Shares of a Money Market Fund is received by the Funds' transfer agent on a Business Day after the time the Fund's net asset value is calculated, your Institutional Shares will be purchased at the public offering price calculated on the following Business Day if the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange on the following Business Day. If the procedures described above are not followed and if a Bank submitted the order, the Bank will be notified that the order has not been accepted. If you purchase Institutional Shares of a Money Market Fund directly through the Company and if your purchase order is accompanied by payment in any form other than immediately available funds, Institutional Shares will be purchased at the public offering price calculated on the next Business Day after the Business Day on which both the order and payment in immediately available funds are received by the Funds' transfer agent. Payments for orders which are not received or are not accepted because they are not in proper form will be returned after prompt inquiry.

Institutional Shares of the Bond Funds and Equity Funds are sold at the public offering price per share next computed after receipt of a purchase order by the Funds' transfer agent. If you purchase Institutional Shares of a Bond Fund or Equity Fund through a Bank and the Funds' transfer agent receives your purchase order from the Bank on a Business Day prior to the close of regular trading hours (currently 4:00 p.m. Eastern Time) on the Exchange, your Institutional Shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted. Payments for orders which are not received will be returned after prompt inquiry.

If you purchase Institutional Shares of a Bond Fund or Equity Fund directly through the Company and if your purchase order, in proper form (including all necessary documentation and signature guarantees, where required) and accompanied by payment, is received by the Funds' transfer agent on a Business Day prior to the close of regular trading hours on the Exchange, your Institutional Shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Institutional Shares will be purchased at the public offering price next calculated after the Funds' transfer agent receives your purchase order in proper form with the required payment.

On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

Customer Identification Program. Federal regulations may require the Company to obtain your name, your date of birth, your residential address or principal place of business, as the case may be, and (if different) mailing address, and your Social Security number, certified employer identification number or other government-issued identification number when you open or re-open an account. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for an employer identification number, the application must be provided at the time you open or reopen an account and the number submitted within 60 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

How To Sell Institutional Shares
You can arrange to get money out of your Fund account by selling some or all of your Institutional Shares. This process is known as "redeeming" your Institutional Shares. If you purchased your Institutional Shares through an account at a Bank, you may only redeem Institutional Shares in accordance with the instructions pertaining to that account. If you purchased your Institutional Shares directly from the Company, you can redeem Institutional Shares using any of the methods described below.

                        To Redeem Institutional Shares
                        ------------------------------
By Mail                 .Send a written request to Mercantile Funds, Inc., P.O. Box 182028,
                         Columbus, Ohio 43218-2028.

                        .Your written request must
                         - be signed by each account holder;
                         - state the number or dollar amount of Institutional Shares to be redeemed and identify the specific Fund;
                         - include your account number.

                        .Signature guarantees are required
                         - for all redemption requests over $100,000;
                         - for any redemption request where the proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record.
-----------------------------------------------------------------------------------------------------------------
By Electronic           Pleasecall 1-800-551-2145 for more complete instructions for all of the below:
Transfer via Wire       .You will need to provide the account name, account number, name of Fund and
and/or Automated         amount of redemption.
Clearing                 - $1,000 minimum per transaction for wires
House ("ACH")            - $100 minimum per transaction for ACH
(available only if you
completed the           .If you have already opened your account and would like to add the electronic
appropriate section on   transfer feature, send a written request and the necessary documentation to:
the New Account          Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028. The request
Application)             must be signed (and signatures guaranteed) by each account owner.

                        .To change bank instructions, send a written request and the necessary documentation to the above address. The request must be signed (and signatures guaranteed) by each account owner.
-----------------------------------------------------------------------------------------------------------------
By Telephone            .Call 1-800-551-2145. You will need to provide the account name, account number,
(automatic unless you    name of Fund and amount of redemption.
checked the appropriate
box on the New Account  .If you have already opened your account and would like to add the telephone
Application)             redemption feature, send a written request to: Mercantile Funds, Inc., P.O. Box 182028,
                         Columbus, Ohio 43218-2028. The request must be signed by each account owner.

                          Other redemption options, including exchanges and systematic withdrawals, are also available. Please refer to the section entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

Explanation of Redemption Price. Redemption orders received in proper form (including all necessary documentation and signature guarantees, where required) by the Funds' transfer agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

Payment for redemption orders with respect to the Money Market Funds which are received by the Funds' transfer agent before the time the Fund's net asset value is calculated normally will be wired or sent to the shareholder(s) of record on the same Business Day. Payment for redemption orders with respect to the Money Market Funds which are received between the time the Fund's net asset value is calculated and the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) or on a non-Business Day normally will be wired or sent to the shareholder(s) of record on the next Business Day.

Payment for redemption orders with respect to the Bond Funds and Equity Funds generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order.

Although the Company intends to pay redemption proceeds promptly as described above, it reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Advisor believes that earlier payment would adversely affect the Company. If you purchased your Institutional Shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Funds' transfer agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. The Company normally pays redemption proceeds in cash, but it has the right to deliver readily marketable portfolio securities having a market value equal to the redemption price. Until you sell these portfolio securities, you'll continue to bear the risk that the value of such securities may decline in response to changes in the U.S. or foreign markets. When you sell these portfolio securities, you'll pay brokerage charges.

Banks are responsible for transmitting their customers' redemption orders to the Funds' transfer agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Institutional Shares held in the account in order to maintain the required minimum balance.

The Company imposes no charge when you redeem Institutional Shares. The value of the Institutional Shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

Other Purchase and Redemption Information
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

Shareholders who purchased Institutional Shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

If you purchased Institutional Shares by wire, you must have a New Account Application on file with the Funds' transfer agent before any of those Institutional Shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of Institutional Shares by wire or to no longer permit wire redemptions.

You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so (for example, if the Company believes that telephone instructions are fraudulent or unauthorized). Procedures for redeeming Institutional Shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your Institutional Shares by mail as described above.

The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted by SEC rules (for example, for any period during which the Exchange is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted).

If you attempt to sell Institutional Shares you recently purchased with a personal check, the Company may delay processing your request until it collects payment for those Institutional Shares. This process may take up to 15 days, so if you plan to sell Institutional Shares shortly after purchasing them, you may want to consider purchasing Institutional Shares with a certified check or via electronic transfer to avoid delays.

Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

For current yield, purchase and redemption information, call 1-800-551-2145.

SHAREHOLDER SERVICES
The Company provides a variety of ways to make managing your investments more convenient. Some of these options require that you request them on the New Account Application. If you did not do so, you may request them after opening your account by calling 1-800-551-2145. Except for retirement plans, these options are available only to shareholders who purchase their Institutional Shares directly through the Company.

Retirement Plans
Institutional Shares of each Fund, except the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds ("Tax-Exempt Funds"), may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Institutional Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged by these plans, the limits on contributions to these plans and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plan, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax advisor to determine whether a tax-sheltered retirement plan is available and/or appropriate for you. The Tax-Exempt Funds may not be appropriate investments for tax-deferred retirement accounts.

Exchange Privilege
Institutional Shares of a Fund may be exchanged for Institutional Shares of another Fund. You may exchange Institutional Shares by mailing your request to Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028, or by telephoning your request to 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged Institutional Shares must have a value of at least $500.

Exchanges will be processed only when the Institutional Shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax advisor for further information.

To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a calendar year. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

Automatic Investment Plan
One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Institutional Shares will automatically be purchased monthly on the 15th day. If the 15th day is not a Business Day, the Institutional Shares will be purchased on the next Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

The Automatic Investment Plan is one way in which you can use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Bond Funds and Equity Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Institutional Shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more Institutional Shares to be purchased during periods of lower share prices and fewer Institutional Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that Institutional Shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your Institutional Shares at a price which is lower than their purchase price.

Systematic Withdrawals
The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the 15th day of those months corresponding to your selection of monthly, quarterly, semi-annual or annual withdrawals, and distributed in cash or reinvested in Institutional Shares of another Fund. If the 15th day of the month is not a Business Day, then the withdrawal will be made on the next Business Day. To elect this option, or for more information, please call 1-800-551-2145.

Directed Reinvestments
Generally, dividends and capital gain distributions are automatically reinvested in Institutional Shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and/or capital gain distributions automatically reinvested in Institutional Shares of another Fund. To elect this option, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS
Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.

Institutional Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the Institutional Shares are redeemed. If you purchased Institutional Shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your Institutional Shares directly from the Company, your dividends and distributions will be automatically reinvested in additional Institutional Shares of the Fund on which the dividend or distribution was declared unless you indicated differently on the New Account Application. At your option, cash, dividends and distributions will be paid by check or via ACH. To change between the cash and reinvest options, notify the Company at 1-800-551-2145 or in writing. If you have elected to receive dividends and/or distributions in cash by check and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional Institutional Shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.

                             Distribution Schedule

-----------------------------------------------------------------------------------------------------
              Fund                           Dividends                  Capital Gains (if any)
              ----                           ---------                  ----------------------
Prime Money Market Fund           Declared daily and paid monthly Declared and paid at least annually
Government Money Market Fund      Declared daily and paid monthly Declared and paid at least annually
Tax-Exempt Money Market Fund      Declared daily and paid monthly Declared and paid at least annually
Limited Maturity Bond Fund        Declared daily and paid monthly Declared and paid at least annually
Total Return Bond Fund            Declared daily and paid monthly Declared and paid at least annually
Maryland Tax-Exempt Bond Fund     Declared daily and paid monthly Declared and paid at least annually
Intermediate Tax-Exempt Bond Fund Declared daily and paid monthly Declared and paid at least annually
National Tax-Exempt Bond Fund     Declared daily and paid monthly Declared and paid at least annually
Growth & Income Fund              Declared and paid monthly       Declared and paid semi-annually
Equity Income Fund                Declared and paid monthly       Declared and paid semi-annually
Equity Growth Fund                Declared and paid semi-annually Declared and paid semi-annually
Capital Opportunities Fund        Declared and paid annually      Declared and paid semi-annually
International Equity Fund         Declared and paid semi-annually Declared and paid semi-annually
Diversified Real Estate Fund      Declared and paid quarterly     Declared and paid semi-annually

TAX INFORMATION

Tax-Exempt Funds
Federal taxes. It is expected that each Tax-Exempt Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

In the case of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds, you should note that if you purchase Institutional Shares just prior to a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

In the case of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds, you will recognize taxable gain or loss on a sale, exchange or redemption of your Institutional Shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Institutional Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Institutional Shares.) Any loss realized on Institutional Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Institutional Shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of Institutional Shares of a Fund may be disallowed under "wash sale" rules to the extent the Institutional Shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Interest on indebtedness incurred by a shareholder to purchase or carry Institutional Shares of each Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and local taxes. Dividends paid by the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law.

Shareholders of the Maryland Tax-Exempt Bond Fund who are individuals, corporations, estates or trusts and subject to Maryland state and local taxes will not be subject to such taxes on dividends paid by the Fund to the extent they qualify as exempt-interest dividends and are attributable to any of the following:

.. interest on tax-exempt obligations issued by the State of Maryland or its political subdivisions and authorities;

.. interest on obligations issued by the U.S. Government and its agencies, instrumentalities, authorities and possessions or territories;

.. gain realized by the Fund on the sale or exchange of tax-exempt obligations issued by the State of Maryland or its political subdivisions, agencies, instrumentalities and authorities;

.. gain realized by the Fund on the sale or exchange of obligations issued by the U.S. Government and its agencies, instrumentalities and authorities.

Distributions attributable to sources other than those described above will not be exempt from Maryland state and local taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Institutional Shares will be subject to Maryland taxation. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry Institutional Shares of the Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Taxable Funds
Federal taxes. Each of the Prime Money Market, Government Money Market, Limited Maturity Bond, Total Return Bond, Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity and Diversified Real Estate Funds ("Taxable Funds") contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Institutional Shares. Other Fund distributions (including all anticipated distributions of the Prime Money Market Fund and the Government Money Market Fund) will generally be taxable as ordinary income. (However, if a Fund's distributions exceed its net income and gain--as may be the case for the Diversified Real Estate Fund because REIT distributions often include a non-taxable return of capital--that excess will generally result in a non-taxable return of capital to you.)

You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In the case of each Fund, except the Prime Money Market and Government Money Market Funds, you should note that if you purchase Institutional Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

In the case of each Fund except the Prime Money Market Fund and Government Money Market Fund, you will recognize taxable gain or loss on a sale, exchange or redemption of your Institutional Shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Institutional Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Institutional Shares.)

Any loss realized on Institutional Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Institutional Shares. Additionally, any loss realized on a sale or redemption of Institutional Shares of a Fund may be disallowed under "wash sale" rules to the extent the Institutional Shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the Institutional Shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Institutional Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the International Equity Fund and, to some extent, the Limited Maturity Bond, Total Return Bond, Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. However, the Funds other than the International Equity Fund will not be able to make such an election.

REITs often do not provide complete tax information to the Diversified Real Estate Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

All Funds
State and local taxes. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.

Miscellaneous. The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign estates or trusts, or foreign corporations or partnerships may be subject to different U.S. federal income tax consequences. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MANAGEMENT OF THE COMPANY

Investment Advisor
MCA is the investment advisor for each Fund. MCA, which has its main office at Two Hopkins Plaza, Baltimore, Maryland 21201, is a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company and an indirect wholly-owned subsidiary of Mercantile Bankshares Corporation, a multi-bank holding company. As of June 30, 2002, MCA had approximately $2.6 billion in assets under management and its parent company, Mercantile-Safe Deposit & Trust Company, had $8 billion in assets under management.

MCA, subject to the general supervision of the Company's Board of Directors, manages the investment portfolio of each Fund in accordance with its investment objective and policies. This includes selecting portfolio investments and placing purchase and sale orders for each Fund.

In exchange for these services, MCA is entitled to investment advisory fees from the Funds that are calculated daily and paid monthly. For the fiscal year ended May 31, 2002, the Funds paid MCA advisory fees (net of waivers) as follows:

                                             Investment Advisory Fees
           Fund                                as a % of net assets
           ----                              ------------------------
           Prime Money Market Fund..........          0.23%
           Government Money Market Fund.....          0.22%
           Tax-Exempt Money Market Fund.....          0.22%
           Limited Maturity Bond Fund.......          0.25%
           Total Return Bond Fund...........          0.23%
           Maryland Tax-Exempt Bond Fund....          0.19%
           Intermediate Tax-Exempt Bond Fund          0.22%
           National Tax-Exempt Bond Fund....          0.24%
           Growth & Income Fund.............          0.49%
           Equity Income Fund...............          0.47%
           Equity Growth Fund...............          0.47%
           Capital Opportunities Fund.......          0.39%
           International Equity Fund........          0.27%
           Diversified Real Estate Fund.....          0.75%

MCA and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. For additional information on MCA, see http://www.adviserinfo.sec.gov.

The portfolio managers of the Funds are the following investment professionals:

Limited Maturity Bond Fund
Mark G. McGlone, Senior Vice President, is the primary portfolio manager for the Fund. Mr. McGlone has managed institutional fixed income portfolios at MCA and its predecessors for 21 years. He is assisted by the team of John C. Busse, Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has four years of investment experience; Kevin J. Dachille, Senior Vice President, who has managed institutional fixed income portfolios at MCA and its predecessors for 24 years; Joshua Kakel, Assistant Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has three years of investment experience; Matt Wyskiel, Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1994 and has eight years of investment experience; Larry McCoy, Vice President, who has managed institutional fixed income portfolios at Mercantile-Safe Deposit & Trust Company for 26 years; and Mira Park, Assistant Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has three years of investment experience. Mr. McGlone has managed the Fund since 1992.

Total Return Bond Fund
Kevin J. Dachille is the primary portfolio manager for the Fund. He is assisted by the team of John C. Busse, Mark G. McGlone, Joshua Kakel, Matt Wyskiel, Larry McCoy and Mira Park. For more information on Messrs. Dachille, Busse, McGlone, Kakel, Wyskiel, McCoy or Ms. Park, please see the Limited Maturity Bond Fund. Mr. Dachille has managed the Fund since it began operations in 1998.

Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds
Ronald M. Shostek, CFA, Vice President of MCA, is the primary manager for the Tax-Exempt Bond Funds. From 1992 to 1999, Mr. Shostek was a portfolio manager, trader, and underwriter of tax-exempt securities at Student Loan Marketing Association (Sallie Mae) and its broker/dealer subsidiary, Education Securities, Inc. Mr. Shostek has ten years of investment experience. Mr. Shostek has managed the Funds since February, 2000.

Growth & Income Fund
Manind V. Govil, CFA, Senior Vice President, with the guidance of Brian B. Topping, serves as the primary portfolio manager of the Fund. Mr. Govil has managed institutional portfolios at MCA and its predecessors since 1994. Mr. Topping, Vice Chairman of MCA, has managed institutional portfolios at MCA and its predecessor since 1976 and has participated in the management of the Fund since 1995. Mr. Govil has assisted in the management of the Fund since 1994 and has been the primary portfolio manager of the Fund since April, 1996. Mr. Govil and Mr. Topping are assisted by the following team of MCA equity investment professionals: Helen M. Callahan, CFA, Vice President, who has managed institutional portfolios at MCA and its predecessors for 22 years; Kevin Laake, Investment Officer, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has three years of investment experience; George S. Michaels, CFA, Senior Vice President, who has managed institutional equity portfolios at MCA and its predecessors for 22 years and prior to that served as an equity research analyst; and Charles G. Rishell, CFA, Vice President, who has managed institutional equity portfolios at MCA and its predecessors for 29 years.

Equity Income Fund
George S. Michaels is the primary manager for the Fund. He is assisted by the following team of MCA equity investment professionals: Helen M. Callahan, Manind V. Govil, Kevin Laake and Charles G. Rishell. For more information on Messrs. Michaels, Govil, Laake or Rishell or Ms. Callahan, please see the Growth & Income Fund. Mr. Michaels and the team have managed the Fund since March, 2000.

Equity Growth Fund
Manind V. Govil, with the guidance of Brian B. Topping, serves as the primary portfolio manager for the Fund. Mr. Govil has managed the Fund, and Mr. Topping has been assisting in the management of the Fund, since April 2002. Mr. Govil and Mr. Topping are assisted by the following team of MCA equity investment professionals: Helen M. Callahan, Kevin Laake, George S. Michaels and Charles
G. Rishell. For more information on Messrs. Govil, Topping, Laake, Michaels or Rishell or Ms. Callahan, please see the Growth & Income Fund.

Sub-Advisor--Capital Opportunities Fund
MCA has delegated responsibility for day-to-day portfolio management with respect to the Fund to Delaware Management Company ("Delaware"). Delaware manages the investment portfolio of the Capital Opportunities Fund in accordance with the investment requirements and policies established by MCA. Delaware receives a quarterly fee from MCA based on the Fund's average daily net assets.

Delaware, which has its main office at One Commerce Square, Philadelphia, Pennsylvania 19103, is a series of Delaware Management Business Trust, a Delaware business trust. As of May 31, 2002, Delaware and its investment management affiliates had approximately $83 billion in assets under management.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, serves as the primary manager for the Fund. Mr. Frey joined Delaware in 1996 and has 24 years of experience in the money management business. He is assisted by Francis Houghton, Jr., Vice President, Senior Portfolio Manager, who joined Lynch & Mayer in 1990, which merged into Delaware Investment Advisors in 1990, and has 35 years of experience in the money management business. Also assisting is Marshall T. Bassett, Vice President/Portfolio Manager, who joined Delaware in 1997 and has 12 years of experience; John A. Heffern, Vice President/ Portfolio Manager, who joined Delaware in 1997 and has 8 years of experience; Jeffrey W. Hynoski, Vice President/Portfolio Manager, who joined Delaware in 1998; Steven T. Lampe, Vice President/Portfolio Manager, who joined Delaware in 1995; and Lori P. Wachs, Vice President/Portfolio Manager, who joined Delaware in 1992.

Sub-Advisors--International Equity Fund
MCA serves as investment advisor to the International Equity Fund using a multi-manager approach. This approach permits MCA to select Sub-Advisors, subject to the approval of the Company's Board of Directors and the Fund's shareholders, and to allocate the Fund's assets between them. When determining how to allocate Fund assets between Sub-Advisors, MCA considers a number of factors, including the Sub-Advisor's investment style and performance record as well as the characteristics of the Sub-Advisor's typical portfolio investments. MCA monitors the performance of each Sub-Advisor and the Fund and, to the extent it deems appropriate to achieve the Fund's investment objective, may change the allocation of Fund assets between the Sub-Advisors.

The assets of the International Equity Fund currently are managed in part by MS Investment Management and in part by Julius Baer. Each Sub-Advisor is responsible for the management of that portion of the Fund's assets allocated to that Sub-Advisor in accordance with the Fund's investment objective and policies and subject to the supervision of MCA and the Company's Board of Directors. For its services, each Sub-Advisor receives a quarterly fee from MCA based on that portion of the Fund's average daily net assets allocated to that Sub-Advisor.

MS Investment Management, a subsidiary of Morgan Stanley & Co., is located at 25 Cabot Square, Canary Wharf, London E14 4QA England. MS Investment Management had approximately $176 billion in assets under management at March 31, 2002 and, together with its other investment management affiliates, had approximately $416 billion in assets under management at March 31, 2002.

A portion of the Fund is managed by MS Investment Management's International Value Team. The current team members are Dominic Caldecott, the Chief Investment Officer and a Managing Director of MS Investment Management, William Lock, a Managing Director of MS Investment Management, Walter Riddell, Vice President, and Peter Wright, a Senior Portfolio Manager and a Managing Director of MS Investment Management. Mr. Caldecott has been with Morgan Stanley since 1986. Mr. Lock joined MS Investment Management in 1994. Mr. Riddell joined MS Investment Management in 1995. Mr. Wright joined MS Investment Management in 1996.

Julius Baer, a subsidiary of The Julius Baer Group, is located at 330 Madison Avenue, New York, New York 10017. Julius Baer had approximately $7.5 billion in assets under management at June 30, 2002, and The Julius Baer Group had approximately $78 billion in assets under management at June 30, 2002.

Richard Pell, Chief Investment Officer and Senior Vice President of Julius Baer since January 1995, and Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity with Julius Baer since September 1993, are responsible for the day-to-day management of that portion of the Fund's assets allocated to Julius Baer. Prior to joining Julius Baer, Mr. Pell was Vice President and head of Global Fixed Income at Bankers Trust Company and Mr. Younes was an Associate Director at Swiss Bank Portfolio Management from 1991 to 1993.

Diversified Real Estate Fund
The Fund is co-managed by Robert M. Law and David E. Ferguson, CFA. Mr. Law has overseen the Institutional Real Estate Department since joining Mercantile-Safe Deposit & Trust Company in 1994 and is Chairman of the Trust Real Estate Committee. Mr. Law has managed the Fund since it commenced operations in 1997. Mr. Ferguson, Vice President, is responsible for equity security selection, with 19 years of investment experience, and has assisted in managing the Fund since June, 1998. Before joining Mercantile-Safe Deposit & Trust Company in 1998, Mr. Ferguson was Director of Financial Analysis for USF&G Realty Advisors. Mr. Ferguson has been co-manager of the Fund since September, 1999.

FINANCIAL HIGHLIGHTS
The financial highlights tables shown below are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, the period since a particular Fund began operations). Certain information reflects the financial performance for a single Institutional Share of each of the Funds. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares in each Fund, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Company's Annual Report to Shareholders and are incorporated by reference into the SAI. The Annual Report to Shareholders and SAI are available free of charge upon request.

PRIME MONEY MARKET FUND
Financial Highlights for a share of the Prime Money Market Fund outstanding throughout each of the periods indicated:

                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income................................   0.0239    0.0575    0.0522    0.0486    0.0521
                                                        --------  --------  --------  --------  --------
   Total From Investment Operations....................   0.0239    0.0575    0.0522    0.0486    0.0521
                                                        --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income................................  (0.0239)  (0.0575)  (0.0522)  (0.0486)  (0.0521)
                                                        --------  --------  --------  --------  --------
   Total Distributions.................................  (0.0239)  (0.0575)  (0.0522)  (0.0486)  (0.0521)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        ========  ========  ========  ========  ========
Total Return...........................................     2.41%     5.91%     5.34%     4.97%     5.33%
Ratios/Supplemental Data
  Net Assets, End of Period (000)...................... $647,061  $661,899  $514,728  $530,835  $448,751
  Ratio of Expenses to Average Net Assets
   After Expense Waiver................................     0.38%     0.38%     0.38%     0.38%     0.42%
   Before Expense Waiver...............................     0.44%     0.44%     0.44%     0.45%     0.47%
  Ratio of Net Investment Income to Average Net Assets.     2.41%     5.69%     5.22%     4.84%     5.21%

GOVERNMENT MONEY MARKET FUND
Financial Highlights for a share of the Government Money Market Fund outstanding throughout each of the periods indicated:

                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income................................   0.0232    0.0566    0.0514    0.0478    0.0515
                                                        --------  --------  --------  --------  --------
   Total From Investment Operations....................   0.0232    0.0566    0.0514    0.0478    0.0515
                                                        --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income................................  (0.0232)  (0.0566)  (0.0514)  (0.0478)  (0.0515)
                                                        --------  --------  --------  --------  --------
   Total Distributions.................................  (0.0232)  (0.0566)  (0.0514)  (0.0478)  (0.0515)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        ========  ========  ========  ========  ========
Total Return...........................................     2.35%     5.81%     5.27%     4.89%     5.27%
Ratios/Supplemental Data
  Net Assets, End of Period (000)...................... $402,908  $430,856  $476,890  $445,522  $391,133
  Ratio of Expenses to Average Net Assets
   After Expense Waiver................................     0.38%     0.38%     0.38%     0.38%     0.42%
   Before Expense Waiver...............................     0.45%     0.44%     0.44%     0.45%     0.46%
  Ratio of Net Investment Income to Average Net Assets.     2.32%     5.65%     5.15%     4.76%     5.15%

TAX-EXEMPT MONEY MARKET FUND
Financial Highlights for a share of the Tax-Exempt Money Market Fund outstanding throughout each of the periods indicated:

                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income................................   0.0161    0.0348    0.0317    0.0285    0.0318
                                                        --------  --------  --------  --------  --------
   Total From Investment Operations....................   0.0161    0.0348    0.0317    0.0285    0.0318
                                                        --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income................................  (0.0161)  (0.0348)  (0.0317)  (0.0285)  (0.0318)
                                                        --------  --------  --------  --------  --------
   Total Distributions.................................  (0.0161)  (0.0348)  (0.0317)  (0.0285)  (0.0318)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        ========  ========  ========  ========  ========
Total Return...........................................     1.63%     3.54%     3.21%     2.89%     3.22%
Ratios/Supplemental Data
  Net Assets, End of Period (000)...................... $252,507  $195,275  $148,029  $143,221  $ 89,965
  Ratio of Expenses to Average Net Assets
   After Expense Waiver................................     0.38%     0.38%     0.38%     0.38%     0.43%
   Before Expense Waiver...............................     0.46%     0.46%     0.46%     0.49%     0.50%
  Ratio of Net Investment Income to Average Net Assets.     1.58%     3.46%     3.16%     2.80%     3.17%

LIMITED MATURITY BOND FUND
Financial Highlights for a share of the Limited Maturity Bond Fund outstanding throughout each of the periods indicated:

                                                Year      Year      Year      Year      Year
                                                Ended     Ended     Ended     Ended     Ended
                                               5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period......... $  10.45  $  10.07  $  10.32  $  10.45  $  10.31
                                              --------  --------  --------  --------  --------
Income From Investment Operations:
 Net Investment Income.......................     0.48      0.60      0.58      0.58      0.60
 Net Realized and Unrealized Gain (Loss) on
   Investments...............................    (0.03)     0.38     (0.24)    (0.10)     0.22
                                              --------  --------  --------  --------  --------
   Total From Investment Operations..........     0.45      0.98      0.34      0.48      0.82
                                              --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
 Net Investment Income.......................    (0.48)    (0.60)    (0.58)    (0.58)    (0.60)
 Net Capital Gains...........................    (0.08)       --     (0.01)    (0.03)    (0.08)
                                              --------  --------  --------  --------  --------
   Total Distributions.......................    (0.56)    (0.60)    (0.59)    (0.61)    (0.68)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period............... $  10.34  $  10.45  $  10.07  $  10.32  $  10.45
                                              ========  ========  ========  ========  ========
Total Return.................................     4.43%     9.92%     3.42%     4.63%     8.15%
Ratios/Supplemental Data
 Net Assets, End of Period (000)............. $144,426  $162,435  $161,507  $166,257  $151,922
 Ratio of Expenses to Average Net Assets
   After Expense Waiver......................     0.45%     0.45%     0.45%     0.45%     0.50%
   Before Expense Waiver.....................     0.58%     0.57%     0.57%     0.58%     0.78%
 Ratio of Net Investment Income to Average
   Net Assets................................     4.60%     5.77%     5.67%     5.54%     5.71%
Portfolio turnover rate......................    46.71%    42.21%    30.95%    59.73%    48.24%

TOTAL RETURN BOND FUND
Financial Highlights for a share of the Total Return Bond Fund outstanding throughout each of the periods indicated:

                                                            Year      Year      Year      Year     3/1/98/1/
                                                            Ended     Ended     Ended     Ended        to
                                                           5/31/02   5/31/01   5/31/00   5/31/99    5/31/98
                                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period..................... $   9.81  $   9.43  $   9.82  $  10.02  $  10.00
                                                          --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.53      0.62      0.60      0.59      0.15
  Net Realized and Unrealized Gain (Loss) on Investments.     0.08      0.38     (0.36)    (0.14)     0.02
                                                          --------  --------  --------  --------  --------
   Total From Investment Operations......................     0.61      1.00      0.24      0.45      0.17
                                                          --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.55)    (0.62)    (0.60)    (0.59)    (0.15)
  Net Capital Gains......................................    (0.03)       --     (0.03)    (0.06)       --
                                                          --------  --------  --------  --------  --------
   Total Distributions...................................    (0.58)    (0.62)    (0.63)    (0.65)    (0.15)
                                                          --------  --------  --------  --------  --------
Net Asset Value, End of Period........................... $   9.84  $   9.81  $   9.43  $   9.82  $  10.02
                                                          ========  ========  ========  ========  ========
Total Return.............................................     6.34%    10.81%     2.55%     4.48%     1.69%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $128,717  $124,342  $125,962  $107,149  $101,363
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.45%     0.45%     0.45%     0.45%     0.45%/2/
   Before Expense Waiver.................................     0.59%     0.58%     0.59%     0.62%     0.73%/2/
  Ratio of Net Investment Income to Average Net Assets...     5.42%     6.34%     6.30%     5.82%     5.89%/2/
Portfolio turnover rate..................................    88.14%    87.61%    38.96%    74.94%    10.51%

--------
/1/ Commencement of operations.
/2/ Annualized.

MARYLAND TAX-EXEMPT BOND FUND
Financial Highlights for a share of the Maryland Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                           Year     Year      Year     Year     Year
                                                           Ended    Ended     Ended    Ended    Ended
                                                          5/31/02  5/31/01   5/31/00  5/31/99  5/31/98
                                                          -------  -------  -------   -------  -------
Net Asset Value, Beginning of Period..................... $ 10.88  $ 10.23  $ 10.78   $ 10.82  $ 10.38
                                                          -------  -------  -------   -------  -------
Income From Investment Operations:
  Net Investment Income..................................    0.44     0.47     0.45      0.45     0.48
  Net Realized and Unrealized Gain (Loss) on Investments.    0.15     0.65    (0.55)    (0.04)    0.44
                                                          -------  -------  -------   -------  -------
   Total From Investment Operations......................    0.59     1.12    (0.10)     0.41     0.92
                                                          -------  -------  -------   -------  -------
Less Distributions to Shareholders from:
  Net Investment Income..................................   (0.44)   (0.47)   (0.45)    (0.45)   (0.48)
                                                          -------  -------  -------   -------  -------
   Total Distributions...................................   (0.44)   (0.47)   (0.45)    (0.45)   (0.48)
                                                          -------  -------  -------   -------  -------
Net Asset Value, End of Period........................... $ 11.03  $ 10.88  $ 10.23   $ 10.78  $ 10.82
                                                          =======  =======  =======   =======  =======
Total Return.............................................    5.55%   11.09%   (0.87)%    3.81%    9.03%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $50,720  $41,131  $31,472   $26,565  $14,980
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    0.45%    0.45%    0.45%     0.45%    0.49%
   Before Expense Waiver.................................    0.78%    0.79%    0.83%     0.87%    1.03%
  Ratio of Net Investment Income to Average Net Assets...    4.05%    4.37%    4.37%     4.12%    4.49%
Portfolio turnover rate..................................   17.67%   32.07%   60.16%    22.78%   55.95%

INTERMEDIATE TAX-EXEMPT BOND FUND
Financial Highlights for a share of the Intermediate Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                           Year     Year     Year     Year     3/1/98/1/
                                                           Ended    Ended    Ended    Ended       to
                                                          5/31/02  5/31/01  5/31/00  5/31/99   5/31/98
                                                          -------  -------  -------  -------  --------
Net Asset Value, Beginning of Period..................... $ 10.00  $  9.62  $ 10.00  $ 10.01  $ 10.00
                                                          -------  -------  -------  -------  -------
Income From Investment Operations:
  Net Investment Income..................................    0.38     0.41     0.38     0.38     0.10
  Net Realized and Unrealized Gain (Loss) on Investments.    0.10     0.38    (0.32)    0.07     0.01
                                                          -------  -------  -------  -------  -------
   Total From Investment Operations......................    0.48     0.79     0.06     0.45     0.11
                                                          -------  -------  -------  -------  -------
Less Distributions to Shareholders from:
  Net Investment Income..................................   (0.38)   (0.41)   (0.38)   (0.38)   (0.10)
  Net Capital Gains......................................      --       --    (0.06)   (0.08)      --
                                                          -------  -------  -------  -------  -------
   Total Distributions...................................   (0.38)   (0.41)   (0.44)   (0.46)   (0.10)
                                                          -------  -------  -------  -------  -------
Net Asset Value, End of Period........................... $ 10.10  $ 10.00  $  9.62  $ 10.00  $ 10.01
                                                          =======  =======  =======  =======  =======
Total Return.............................................    4.89%    8.32%    0.64%    4.58%    1.07%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $79,238  $80,047  $81,498  $90,895  $93,992
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    0.45%    0.45%    0.45%    0.45%    0.45%/2/
   Before Expense Waiver.................................    0.75%    0.73%    0.74%    0.76%    0.88%/2/
  Ratio of Net Investment Income to Average Net Assets...    3.79%    4.13%    3.85%    3.80%    3.84%/2/
Portfolio turnover rate..................................   47.25%   92.07%  140.28%  149.02%   10.13%

--------
/1/ Commencement of operations.
/2/ Annualized.

NATIONAL TAX-EXEMPT BOND FUND
Financial Highlights for a share of the National Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                            Year      Year      Year       Year     3/1/98/1/
                                                            Ended     Ended     Ended      Ended        to
                                                           5/31/02   5/31/01   5/31/00    5/31/99    5/31/98
                                                          --------  --------  --------   --------  --------
Net Asset Value, Beginning of Period..................... $   9.91  $   9.38  $   9.93   $  10.05  $  10.00
                                                          --------  --------  --------   --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.39      0.45      0.45       0.44      0.11
  Net Realized and Unrealized Gain (Loss) on Investments.     0.16      0.53     (0.51)        --      0.05
                                                          --------  --------  --------   --------  --------
   Total From Investment Operations......................     0.55      0.98     (0.06)      0.44      0.16
                                                          --------  --------  --------   --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.39)    (0.45)    (0.45)     (0.44)    (0.11)
  Net Capital Gains......................................    (0.21)       --     (0.04)     (0.12)       --
                                                          --------  --------  --------   --------  --------
   Total Distributions...................................    (0.60)    (0.45)    (0.49)     (0.56)    (0.11)
                                                          --------  --------  --------   --------  --------
Net Asset Value, End of Period........................... $   9.86  $   9.91  $   9.38   $   9.93  $  10.05
                                                          ========  ========  ========   ========  ========
Total Return.............................................     5.81%    10.60%    (0.55)%     4.43%     1.64%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $174,299  $181,297  $172,920   $178,067  $178,116
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.45%     0.45%     0.45%      0.45%     0.45%/2/
   Before Expense Waiver.................................     0.73%     0.72%     0.72%      0.74%     0.86%/2/
  Ratio of Net Investment Income to Average Net Assets...     3.97%     4.58%     4.69%      4.36%     4.49%/2/
Portfolio turnover rate..................................   108.13%   160.45%   113.69%    123.30%     7.37%

--------
/1/ Commencement of operations.
/2/ Annualized.

GROWTH & INCOME FUND
Financial Highlights for a share of the Growth & Income Fund outstanding throughout each of the periods indicated:

                                                            Year       Year       Year      Year      Year
                                                            Ended      Ended      Ended     Ended     Ended
                                                           5/31/02    5/31/01    5/31/00   5/31/99   5/31/98
                                                          --------   --------   --------  --------  --------
Net Asset Value, Beginning of Period..................... $  20.96   $  25.50   $  24.43  $  21.37  $  18.25
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.15       0.17       0.13      0.18      0.20
  Net Realized and Unrealized Gain (Loss) on Investments.    (2.16)     (1.77)      2.75      3.62      5.01
                                                          --------   --------   --------  --------  --------
   Total From Investment Operations......................    (2.01)     (1.60)      2.88      3.80      5.21
                                                          --------   --------   --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.15)     (0.17)     (0.16)    (0.14)    (0.23)
  Net Capital Gains......................................    (1.96)     (2.77)     (1.65)    (0.60)    (1.86)
                                                          --------   --------   --------  --------  --------
   Total Distributions...................................    (2.11)     (2.94)     (1.81)    (0.74)    (2.09)
                                                          --------   --------   --------  --------  --------
Net Asset Value, End of Period........................... $  16.84   $  20.96   $  25.50  $  24.43  $  21.37
                                                          ========   ========   ========  ========  ========
Total Return.............................................   (10.08)%    (7.42)%    12.11%    18.20%    29.40%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $390,191   $469,580   $484,438  $427,038  $373,864
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.70%      0.70%      0.70%     0.70%     0.71%
   Before Expense Waiver.................................     0.81%      0.80%      0.80%     0.81%     0.88%
  Ratio of Net Investment Income to Average Net Assets...     0.87%      0.76%      0.53%     0.80%     0.99%
Portfolio turnover rate..................................    41.17%     44.48%     28.46%    26.48%    24.09%

EQUITY INCOME FUND
Financial Highlights for a share of the Equity Income Fund outstanding throughout each of the periods indicated:

                                                            Year        Year        Year       Year     3/1/98/1/
                                                            Ended       Ended       Ended      Ended        to
                                                           5/31/02     5/31/01     5/31/00    5/31/99    5/31/98
                                                          --------   --------     --------   --------  --------
Net Asset Value, Beginning of Period..................... $   5.09   $   7.07     $  10.25   $  10.21  $  10.00
                                                          --------   --------     --------   --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.07       0.08         0.18       0.17      0.04
  Net Realized and Unrealized Gain (Loss) on Investments.    (0.42)     (0.00)/3/    (1.22)      1.23      0.19
                                                          --------   --------     --------   --------  --------
   Total From Investment Operations......................    (0.35)      0.08        (1.04)      1.40      0.23
                                                          --------   --------     --------   --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.07)     (0.08)       (0.19)     (0.17)    (0.02)
  Net Capital Gains......................................    (0.25)     (1.98)       (1.95)     (1.19)       --
                                                          --------   --------     --------   --------  --------
   Total Distributions...................................    (0.32)     (2.06)       (2.14)     (1.36)    (0.02)
                                                          --------   --------     --------   --------  --------
Net Asset Value, End of Period........................... $   4.42   $   5.09     $   7.07   $  10.25  $  10.21
                                                          ========   ========     ========   ========  ========
Total Return.............................................    (7.26)%     1.66%      (10.98)%    15.30%     2.28%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $103,601   $108,124     $194,948   $314,306  $319,971
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.70%      0.70%        0.70%      0.70%     0.70%/2/
   Before Expense Waiver.................................     0.83%      0.81%        0.80%      0.82%     0.93%/2/
  Ratio of Net Investment Income to Average Net Assets...     1.47%      1.44%        2.09%      1.77%     1.45%/2/
Portfolio turnover rate..................................    28.86%     32.09%       58.67%     24.47%     2.00%

--------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Amount rounds to less than $0.01.

EQUITY GROWTH FUND
Financial Highlights for a share of the Equity Growth Fund outstanding throughout each of the periods indicated:

                                                            Year      Year     Year     Year     3/1/98/1/
                                                            Ended     Ended    Ended    Ended       to
                                                           5/31/02   5/31/01  5/31/00  5/31/99   5/31/98
                                                          -------   -------   -------  -------  --------
Net Asset Value, Beginning of Period..................... $  9.32   $ 12.67   $ 11.48  $ 10.28  $ 10.00
                                                          -------   -------   -------  -------  -------
Income From Investment Operations:
  Net Investment Income..................................    0.01      0.04      0.04     0.04     0.02
  Net Realized and Unrealized Gain (Loss) on Investments.   (2.70)    (2.58)     2.01     2.23     0.27
                                                          -------   -------   -------  -------  -------
   Total From Investment Operations......................   (2.69)    (2.54)     2.05     2.27     0.29
                                                          -------   -------   -------  -------  -------
Less Distributions to Shareholders from:
  Net Investment Income..................................   (0.02)    (0.03)    (0.04)   (0.05)   (0.01)
  Net Capital Gains......................................   (0.11)    (0.78)    (0.82)   (1.02)      --
                                                          -------   -------   -------  -------  -------
   Total Distributions...................................   (0.13)    (0.81)    (0.86)   (1.07)   (0.01)
                                                          -------   -------   -------  -------  -------
Net Asset Value, End of Period........................... $  6.50   $  9.32   $ 12.67  $ 11.48  $ 10.28
                                                          =======   =======   =======  =======  =======
Total Return.............................................  (29.18)%  (20.97)%   17.94%   23.13%    2.89%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $42,638   $73,582   $76,637  $47,521  $34,876
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    0.70%     0.70%     0.70%    0.70%    0.70%/2/
   Before Expense Waiver.................................    0.86%     0.84%     0.85%    0.91%    1.02%/2/
  Ratio of Net Investment Income to Average Net Assets...    0.14%     0.35%     0.31%    0.38%    0.68%/2/
Portfolio turnover rate..................................   57.89%    28.45%    13.66%   62.49%    7.99%

--------
/1/ Commencement of operations.
/2/ Annualized.

CAPITAL OPPORTUNITIES FUND
Financial Highlights for a share of the Capital Opportunities Fund outstanding throughout the period indicated:

                                                            Year     7/5/00/1/
                                                            Ended        to
                                                           5/31/02    5/31/01
                                                          -------   --------
Net Asset Value, Beginning of Period..................... $  8.39   $ 10.00
                                                          -------   -------
Income From Investment Operations:
  Net Investment Income..................................   (0.05)    (0.00)/3/
  Net Realized and Unrealized Gain (Loss) on Investments.   (1.00)    (1.60)
                                                          -------   -------
   Total From Investment Operations......................   (1.05)    (1.60)
                                                          -------   -------
Less Distributions to Shareholders from:
  Net Investment Income..................................
  Distribution In Excess of Net Investment...............      --     (0.00)/3/
  Income.................................................      --     (0.01)
  Net Capital Gains......................................      --        --
   Total Distributions...................................    0.00     (0.01)
                                                          -------   -------
Net Asset Value, End of Period........................... $  7.34   $  8.39
                                                          =======   =======
Total Return.............................................  (12.51)%  (15.96)%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $36,065   $27,155
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    1.25%     1.25%/2/
   Before Expense Waiver.................................    1.57%     1.90%/2/
  Ratio of Net Investment Income to Average Net Assets...   (0.74)%   (0.14)%/2/
Portfolio turnover rate..................................  123.84%    94.47%

--------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Amount rounds to less than $0.01.

INTERNATIONAL EQUITY FUND
Financial Highlights for a share of the International Equity Fund outstanding throughout each of the periods indicated:

                                               Year      Year      Year      Year     Year
                                               Ended     Ended     Ended     Ended    Ended
                                              5/31/02   5/31/01   5/31/00   5/31/99  5/31/98
                                              -------  -------   --------  -------   -------
Net Asset Value, Beginning of Period......... $ 10.53  $ 14.90   $  13.35  $ 13.90   $ 13.18
                                              -------  -------   --------  -------   -------
Income From Investment Operations:
 Net Investment Income.......................    0.07     0.08       0.07     0.11      0.12
 Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency..........    0.29    (1.94)      2.89    (0.27)     1.42
                                              -------  -------   --------  -------   -------
   Total From Investment Operations..........    0.36    (1.86)      2.96    (0.16)     1.54
                                              -------  -------   --------  -------   -------
Less Distributions to Shareholders from:
 Net Investment Income.......................   (0.01)   (0.01)     (0.07)   (0.08)    (0.15)
 Net Capital Gains...........................      --    (2.50)     (1.34)   (0.31)    (0.67)
                                              -------  -------   --------  -------   -------
   Total Distributions.......................   (0.01)   (2.51)     (1.41)   (0.39)    (0.82)
                                              -------  -------   --------  -------   -------
Net Asset Value, End of Period............... $ 10.88  $ 10.53   $  14.90  $ 13.35   $ 13.90
                                              =======  =======   ========  =======   =======
Total Return.................................    3.46%  (15.50)%    21.73%   (1.02)%   12.77%
Ratios/Supplemental Data
 Net Assets, End of Period (000)............. $89,614  $97,264   $118,382  $81,301   $85,402
 Ratio of Expenses to Average Net Assets
   After Expense Waiver......................    1.25%    1.02%      1.00%    1.00%     1.03%
   Before Expense Waiver.....................    1.56%    1.17%      1.12%    1.14%     1.14%
 Ratio of Net Investment Income to Average
   Net Assets................................    0.71%    0.78%      0.50%    0.82%     0.92%
Portfolio turnover rate......................   76.95%  204.16%    155.72%   67.33%    55.55%

DIVERSIFIED REAL ESTATE FUND
Financial Highlights for a share of the Diversified Real Estate Fund outstanding throughout each of the periods indicated:

                                                           Year     Year     Year     Year    8/1/97/1/
                                                           Ended    Ended    Ended    Ended       to
                                                          5/31/02  5/31/01  5/31/00  5/31/99   5/31/98
                                                          -------  -------  -------  -------  --------
Net Asset Value, Beginning of Period..................... $ 10.09  $  8.99  $  9.37  $10.13    $10.00
                                                          -------  -------  -------  ------    ------
Income From Investment Operations:
  Net Investment Income..................................    0.50     0.47     0.50    0.53      0.35
  Net Realized and Unrealized Gain (Loss) on Investments.    1.42     1.18    (0.39)  (0.76)     0.09
                                                          -------  -------  -------  ------    ------
   Total From Investment Operations......................    1.92     1.65     0.11   (0.23)     0.44
                                                          -------  -------  -------  ------    ------
Less Distributions to Shareholders from:
  Net Investment Income..................................   (0.52)   (0.46)   (0.42)  (0.52)    (0.28)
  Return of Capital......................................   (0.03)   (0.09)   (0.07)  (0.01)    (0.03)
  Net Capital Gains......................................   (0.04)      --       --      --        --
                                                          -------  -------  -------  ------    ------
   Total Distributions...................................   (0.59)   (0.55)   (0.49)  (0.53)    (0.31)
                                                          -------  -------  -------  ------    ------
Net Asset Value, End of Period........................... $ 11.42  $ 10.09  $  8.99  $ 9.37    $10.13
                                                          =======  =======  =======  ======    ======
Total Return.............................................   19.55%   18.75%    1.59%  (1.80)%    4.31%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $44,809  $26,088  $12,419  $7,829    $6,677
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    1.00%    1.00%    1.00%   1.00%     1.00%/2/
   Before Expense Waiver.................................    1.07%    1.12%    1.34%   1.47%     2.25%/2/
  Ratio of Net Investment Income to Average Net Assets...    4.60%    5.18%    5.62%   6.03%     4.17%/2/
Portfolio turnover rate..................................   10.82%    8.94%   10.36%  14.35%     0.84%

--------
/1 /Commencement of operations.
/2 /Annualized.

Service Providers
Management and support services are provided to the Funds by several organizations.

Investment Advisor and Administrator:
Mercantile Capital Advisors, Inc.
Baltimore, Maryland

Sub-Advisor to the Capital Opportunities Fund:
Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, Pennsylvania

Sub-Advisors to the International Equity Fund:
Morgan Stanley Investment Management Limited
London, England

Julius Baer Investment Management Inc.
New York, New York

Custodian for each Fund except the International Equity Fund:
The Fifth Third Bank
Cincinnati, Ohio

Custodian for the International Equity Fund:
State Street Bank and Trust Company
North Quincy, Massachusetts

Transfer Agent:
BISYS Fund Services Ohio, Inc.
Columbus, Ohio

Distributor:
BISYS Fund Services Limited Partnership
Columbus, Ohio

For More Information
You'll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports
The Company's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it is incorporated by reference into (considered to be part of) this Prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-800-551-2145 or writing to:

Mercantile Funds, Inc.
Mutual Fund Administration
Two Hopkins Plaza
Baltimore, Maryland 21201

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Fund's documents by visiting the SEC's Public Reference Room in Washington, DC. You may also obtain copies of the Fund's documents after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR database on the SEC's website at http://www.sec.gov.

The Company's Investment Company Act File No. is 811-5782.

                                    [GRAPHIC]


  [LOGO] Mercantile Mutual Funds






                               Mercantile Funds, Inc.

                               ................................................

                               Class A, Class B & Class C Shares

                               Prospectus

                               Prime Money Market Fund
                               Government Money Market Fund
                               Tax-Exempt Money Market Fund
                               Limited Maturity Bond Fund
                               Total Return Bond Fund
                               Maryland Tax-Exempt Bond Fund
                               Intermediate Tax-Exempt Bond Fund
                               National Tax-Exempt Bond Fund
                               Growth & Income Fund
                               Equity Income Fund
                               Equity Growth Fund
                               Capital Opportunities Fund
                               International Equity Fund
                               Diversified Real Estate Fund

                               SEPTEMBER 30, 2002

                               Mercantile Funds, Inc., formerly M.S.D.&T.
                               Funds, Inc.

                               As with all mutual funds, the Securities and Exchange
                               Commission has not approved or disapproved the shares of these
                               Funds or determined if this Prospectus is accurate or complete.
                               Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                       Page
                                                                       ----
RISK/RETURN SUMMARY...................................................   1
   Introduction.......................................................   1

   Prime Money Market Fund............................................   2

   Government Money Market Fund.......................................   4

   Tax-Exempt Money Market Fund.......................................   6

   Limited Maturity Bond Fund.........................................   9

   Total Return Bond Fund.............................................  13

   Maryland Tax-Exempt Bond Fund......................................  17

   Intermediate Tax-Exempt Bond Fund..................................  21

   National Tax-Exempt Bond Fund......................................  25

   Growth & Income Fund...............................................  29

   Equity Income Fund.................................................  33

   Equity Growth Fund.................................................  37

   Capital Opportunities Fund.........................................  41

   International Equity Fund..........................................  46

   Diversified Real Estate Fund.......................................  50

   Fees and Expenses..................................................  53

   Additional Information about Risk..................................  67

INVESTING IN THE FUNDS................................................  67

   How Sales Charges Work.............................................  67

   Getting Your Investment Started....................................  71

   How to Buy Fund Shares.............................................  71

   How to Sell Fund Shares............................................  74

   Other Purchase and Redemption Information..........................  75

SHAREHOLDER SERVICES..................................................  76

   Retirement Plans...................................................  76

   Exchange Privilege.................................................  76

   Automatic Investment Plan..........................................  77

   Systematic Withdrawals.............................................  77

   Checkwriting.......................................................  78

   Directed Reinvestments.............................................  78

DIVIDENDS AND DISTRIBUTIONS...........................................  78

TAX INFORMATION.......................................................  79

MANAGEMENT OF THE COMPANY.............................................  81

   Investment Advisor.................................................  81

   Sub-Advisor--Capital Opportunities Fund............................  83

   Sub-Advisors--International Equity Fund............................  84

FINANCIAL HIGHLIGHTS..................................................  85

[LOGO] Mercantile Mutual Funds


                 Call 1-800-551-2145 or visit us on the web at
                         www.mercantilemutualfunds.com

Introduction
This Prospectus describes the Mercantile Mutual Funds (the "Funds"), fourteen investment portfolios offered by Mercantile Funds, Inc. (the "Company"). The Company was formerly known as M. S. D. & T. Funds, Inc. The Company currently offers Class A, Class B and Class C Shares in three money market portfolios (the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (together, the "Money Market Funds")), five bond portfolios (the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund (together, the "Bond Funds")), and six equity portfolios (the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (together, the "Equity Funds")). On the following pages, you will find important information about each Fund, including:

.. The Fund's investment objective and the principal investment strategies used by the Fund's investment advisor in trying to achieve that objective;

.. The principal risks associated with an investment in the Fund;

.. The Fund's past performance measured on both a year-by-year and long-term basis; and

.. The fees and expenses you will pay as an investor in the Fund.

RISK/RETURN SUMMARY
The Prime Money Market Fund may be appropriate for investors who want a flexible and convenient way to manage cash while earning money market returns. The Government Money Market Fund may be appropriate for investors who want to earn money market returns with the extra margin of safety associated with U.S. Government obligations. The Tax-Exempt Money Market Fund may be appropriate for investors who want a way to earn money market returns that are generally exempt from federal income tax.

The Limited Maturity Bond and Total Return Bond Funds may be appropriate for investors who seek current income from their investments greater than that normally available from a money market fund and can accept fluctuations in price and yield. The Limited Maturity Bond and Total Return Bond Funds may not be appropriate for investors who are investing for long-term capital appreciation.

The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be appropriate for investors who are looking for income that is generally exempt from federal income tax and who can accept fluctuations in price and yield. The Maryland Tax-Exempt Bond Fund is best suited to residents of Maryland who are also looking for income that is exempt from Maryland state income tax. These Funds, as well as the Tax-Exempt Money Market Fund, are not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.

The Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity and Diversified Real Estate Funds may be appropriate for investors seeking growth of their investment over time and who are willing to accept the risks associated with stock markets. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk. These Funds may not be appropriate for investors who are investing for short-term goals or are mainly seeking current income.

Before investing in a Fund, you should carefully consider:

.. Your investment goals;

.. Your investment time horizon; and

.. Your tolerance for risk.

An investment in the Funds is not a deposit of Mercantile-Safe Deposit & Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds. You could also lose money by investing in any of the other Funds.

Prime Money Market Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of high quality money market instruments.

Principal Investment Strategies
The Fund invests substantially all of its assets in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, obligations issued by U.S. and foreign banks, such as certificates of deposit and bankers' acceptances, and repurchase agreements backed by U.S. Government obligations.

Because the Fund is a "money market fund," securities purchased by it must meet strict requirements as to investment quality, maturity and diversification. The Fund will only buy a security if it has the highest rating (or one of the two highest ratings if the security is a corporate bond) from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or only one such rating if only one organization has rated the instrument. If the security is not rated, Mercantile Capital Advisors, Inc. ("MCA" or the "Advisor") must determine that it is of comparable quality to eligible rated securities. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a security for the Fund, the Advisor must determine that the security carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in short-term interest rates.

Although credit risk is generally low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Although the Fund strives to maintain a net asset value of $1.00 per share, there's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price (which typically includes a profit for the Fund).
--------------------------------------------------------------------------------

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when selling Class B or Class C Shares of the Fund. If sales charges were included, the returns for Class B and Class C Shares would be lower. The table shows the Fund's average annual total returns for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class B and Class C Shares of the Fund are subject, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                               [CHART]

 1992   1993    1994    1995   1996    1997    1998    1999   2000    2001
-----  -----   -----   -----  -----   -----   -----   -----   -----   -----
3.45%  2.83%   3.96%   5.71%  5.11%   5.26%   5.24%   4.89%   6.14%   3.90%

    Year-to-date total return for the six months ended June 30, 2002: 0.79%

    Average Annual Total Returns (for the periods ended December 31, 2001)

                                                             Since
                                   1 Year 5 Years 10 Years Inception*
           ----------------------------------------------------------

           Prime Money Market Fund 3.90%   5.08%   4.64%     5.16%
           ----------------------------------------------------------

* July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145 or visit us at www.mercantilemutualfunds.com.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.




--------------------------------------------------------------------------------
Best quarter:
1.58% for the quarter ended September 30, 2000

Worst quarter:
0.56% for the quarter ended December 31, 2001
--------------------------------------------------------------------------------

Government Money Market Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

Principal Investment Strategies
The Fund invests primarily (under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and repurchase agreements backed by such obligations.

Because the Fund is a "money market fund," the securities purchased by it must meet strict requirements as to investment quality, maturity and diversification. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a security for the Fund, the Advisor must determine that the security carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in short-term interest rates.

Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

Although the Fund strives to maintain a net asset value of $1.00 per share, there's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.
--------------------------------------------------------------------------------

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when selling Class B or Class C Shares of the Fund. If sales charges were included, the returns for Class B and Class C Shares would be lower. The table shows the Fund's average annual total returns for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class B and Class C Shares of the Fund are subject, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                               [CHART]

 1992   1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
3.42%   2.80%   3.92%   5.63%   5.09%   5.19%   5.16%   4.83%   6.05%   3.82%

    Year-to-date total return for the six months ended June 30, 2002: 0.76%

    Average Annual Total Returns (for the periods ended December 31, 2001)

                                                               Since
                                     1 Year 5 Years 10 Years Inception*
        ---------------------------------------------------------------

        Government Money Market Fund  3.82%  5.00%    4.58%     5.09%
        ---------------------------------------------------------------

* July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145 or visit us at www.mercantilemutualfunds.com.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.

--------------------------------------------------------------------------------
Best quarter:
1.56% for the quarter ended September 30, 2000

Worst quarter:
0.52% for the quarter ended December 31, 2001
--------------------------------------------------------------------------------

Tax-Exempt Money Market Fund

Investment Objective
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ("municipal obligations") the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular federal income tax.

Principal Investment Strategies
During normal market conditions, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in short-term municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

Because the Fund is a "money market fund," municipal obligations purchased by it must meet strict requirements as to investment quality, maturity, and diversification. The Fund will only buy a municipal obligation if it has the highest rating (or one of the two highest ratings if the municipal obligation is a bond) from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or one such rating if only one organization has rated the security. If the security is not rated, the Advisor must determine that it is of comparable quality to eligible rated securities. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a municipal obligation for the Fund, the Advisor must determine that the obligation carries very little credit risk.


Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in interest rates.

Although credit risk is generally low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.



--------------------------------------------------------------------------------
Municipal Obligations
State and local governments issue municipal obligations to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal obligations, known as private activity bonds, are issued to finance projects for private companies. Municipal obligations, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.
--------------------------------------------------------------------------------

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Although the Fund strives to maintain a net asset value of $1.00 per share, there's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share and it is possible to lose money by investing in the Fund.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when selling Class B or Class C Shares of the Fund. If sales charges were included, the returns for Class B and Class C Shares would be lower. The table shows the Fund's average annual total returns for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class B and Class C Shares of the Fund are subject, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                  [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.59%  2.03%  2.47%  3.45%  3.07%  3.23%  3.07%  2.86%  3.72%  2.42%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 0.57%






--------------------------------------------------------------------------------
Best quarter:
0.97% for the quarter ended December 31, 2000

Worst quarter:
0.40% for the quarter ended December 31, 2001
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

                                                                     Since
                                           1 Year 5 Years 10 Years Inception*
  ---------------------------------------------------------------------------

  Tax-Exempt Money Market Fund............ 2.42%   3.06%   2.89%     3.31%
  ---------------------------------------------------------------------------

* July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145 or visit us at www.mercantilemutualfunds.com.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.

Limited Maturity Bond Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with protection of capital.
Principal Investment Strategies
The Fund invests substantially all of its assets (under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes) in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. Mortgage-backed securities may include Ginnie Maes, Fannie Maes and Freddie Macs. The Fund may also invest in asset-backed securities and in repurchase agreements backed by U.S. Government obligations. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may invest up to 25% of its total assets in the debt obligations of foreign corporations and governments.

The Fund will invest only in investment grade debt obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In selecting portfolio securities for the Fund, the Advisor monitors and evaluates economic trends, including anticipated changes in interest rates. The Advisor also considers a number of other factors, including credit quality, the price of a security relative to that of other securities in its sector, current yield, maturity, yield to maturity, liquidity and the overall quality of the investment. The Advisor expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of two to five years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.


--------------------------------------------------------------------------------
Mortgage-backed securities are certificates representing ownership interests in a pool of mortgage loans, and include those issued by the Government National Mortgage Association ("Ginnie Maes"), the Federal National Mortgage Association ("Fannie Maes") and the Federal Home Loan Mortgage Corporation ("Freddie Macs").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt securities in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Derivatives
A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment, and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher rated securities.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about issuers of securities; and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year, five years, ten years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                 [CHART]

 1992     1993    1994     1995    1996    1997    1998    1999    2000    2001
------   ------  -------  ------  ------  ------  ------  ------  ------  -----
 6.06%    6.33%  (1.26)%  14.41%   3.10%   7.15%   7.11%   1.93%   8.84%  5.21%


                     Year-to-date total return for the six
                       months ended June 30, 2002: 2.50%




--------------------------------------------------------------------------------
Best quarter:
4.52% for the quarter ended June 30, 1995

Worst quarter:
(1.53)% for the quarter ended March 31, 1994
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                        1 Year 5 Years 10 Years Inception*
      --------------------------------------------------------------------

      Limited Maturity Bond Fund
       Before Taxes....................  5.21%  6.02%    5.81%     6.23%
       After Taxes on Distributions....  2.87%  3.61%    3.52%     3.96%
       After Taxes on Distributions and
         Sale of Fund Shares...........  3.23%  3.64%    3.54%     3.92%
      Lehman Brothers Mutual Fund Short
        1-5 Year Government/Credit Bond
        Index**........................  9.03%  6.93%    6.50%     7.03%
      --------------------------------------------------------------------

* March 14, 1991 for the Fund; February 28, 1991 for the Lehman Brothers Mutual Fund Short 1-5 Year Government/Credit Bond Index.
** An investor cannot invest directly in the Lehman Brothers Mutual Fund Short 1-5 Year Government/Credit Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
The Lehman Brothers Mutual Fund Short 1-5 Year Government/Credit Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.
--------------------------------------------------------------------------------

Total Return Bond Fund

Investment Objective
The Fund seeks as high a level of current income as is consistent with relative protection of capital. Subject to this objective, the Advisor considers the total rate of return on portfolio securities in managing the Fund.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests substantially all of its assets (under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes) in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. Mortgage-backed securities may include Ginnie Maes, Fannie Maes and Freddie Macs. The Fund may also invest in asset-backed securities and in repurchase agreements backed by U.S. Government obligations. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may invest up to 25% of its total assets in the debt obligations of foreign corporations and governments.

The Fund generally will only purchase investment grade debt obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or will be unrated securities determined by the Advisor to be of comparable quality. When deemed appropriate by the Advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities, also known as "junk bonds."

In selecting portfolio securities for the Fund, the Advisor monitors and evaluates economic trends, including anticipated changes in interest rates. The Advisor also evaluates the effect of a particular security on the total rate of return of all of the securities in the Fund's portfolio.

The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Advisor expects that under normal market conditions the Fund will have an average weighted maturity of between 4 and 15 years.

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.


--------------------------------------------------------------------------------
Total return consists of net income (interest and/or dividend income from portfolio securities, less expenses of the Fund) and capital gains and losses, both realized and unrealized, from portfolio securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt securities in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Derivatives
A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.

Principal Risks of Investing in the Fund
The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment, and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher rated securities. Generally, non-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about issuers of securities; and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

         [CHART]

  1999     2000     2001
-------   ------   ------
(0.12)%   10.47%    6.41%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 2.42%


--------------------------------------------------------------------------------
Best quarter:
3.52% for the quarter ended December 31, 2000

Worst quarter:
(0.74)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since
                                                       1 Year Inception*
        ----------------------------------------------------------------

        Total Return Bond Fund
         Before Taxes................................. 6.41%    6.09%
         After Taxes on Distributions................. 3.92%    3.53%
         After Taxes on Distributions and Sale of Fund
           Shares..................................... 3.93%    3.61%
        Lehman Aggregate Bond Index**................. 8.44%    6.83%
        ----------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Lehman Aggregate Bond Index.
** An investor cannot invest directly in the Lehman Aggregate Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index, its Mortgage-Backed Securities Index and its Asset-Backed Securities Index.
--------------------------------------------------------------------------------

Maryland Tax-Exempt Bond Fund

Investment Objective
The Fund seeks a high level of interest income that is exempt from federal and Maryland state and local income taxes.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations issued by the State of Maryland, its municipalities, counties and other taxing districts, and other government issuers (which may include issuers located outside Maryland) that pay interest which is exempt from federal income tax (including the federal alternative minimum tax) and Maryland state and local taxes.

Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Advisor has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Advisor expects that under normal conditions the Fund will invest primarily in obligations with medium and long maturities.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.


--------------------------------------------------------------------------------
Maturity
The maturity of a debt security, such as a municipal obligation, is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Derivatives
A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal obligations held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified portfolio that holds more investments. Because the Fund invests primarily in Maryland municipal obligations, it also is likely to be especially susceptible to economic, political and regulatory events that affect Maryland.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                    [CHART]

 1993     1994      1995      1996     1997     1998     1999     2000     2001
------   -------   ------    -----    -----    -----   -------   ------   -----
12.56%   (7.05)%   14.57%    3.12%    8.57%    5.56%   (2.12)%   10.66%   4.13%


                     Year-to-date total return for the six
                       months ended June 30, 2002: 4.65%






--------------------------------------------------------------------------------
Best quarter:
6.08% for the quarter ended March 31, 1995

Worst quarter:
(5.65)% for the quarter ended March 31, 1994
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                                1 Year 5 Years Inception*
      -------------------------------------------------------------------

      Maryland Tax-Exempt Bond Fund
       Before Taxes............................  4.13%  5.27%     5.55%
       After Taxes on Distributions............  4.13%  5.27%     5.55%
       After Taxes on Distributions and Sale of
         Fund Shares...........................  4.19%  5.12%     5.41%
      Lehman Brothers Maryland Municipal
        Bond Index**...........................  5.48%  5.66%     6.39%
      -------------------------------------------------------------------

* June 2, 1992 for the Fund; May 31, 1992 for the Lehman Brothers Maryland Municipal Bond Index (represents the returns of the Lehman Brothers Municipal Bond Index for the period prior to July 31, 1993).
** An investor cannot invest directly in the Lehman Brothers Maryland Municipal Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.
Average Annual Total Returns (for the periods ended December 31, 2001)



--------------------------------------------------------------------------------
The Lehman Brothers Maryland Municipal Bond Index is an unmanaged index that tracks the performance of Maryland municipal bonds.
--------------------------------------------------------------------------------

Intermediate Tax-Exempt Bond Fund

Investment Objective
The Fund seeks as high a level of interest income that is exempt from regular federal income tax as is consistent with relative protection of capital.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Advisor has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Advisor expects that under normal market and economic conditions the Fund will invest primarily in obligations with short and medium maturities and will have an average weighted maturity of between three and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.


--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt obligations, including municipal obligations, in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by a Fund with each maturity "weighted" according to the percentage of assets which it represents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Derivatives A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal obligations held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1 / The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

      [CHART]

1999    2000    2001
-----   -----   -----
0.85%   6.02%   5.35%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 3.29%


--------------------------------------------------------------------------------
Best quarter:
2.50% for the quarter ended December 31, 2000

Worst quarter:
(1.18)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                             Since
                                                    1 Year Inception*
           ----------------------------------------------------------

           Intermediate Tax-Exempt Bond Fund
             Before Taxes..........................  5.35%    4.42%
             After Taxes on Distributions..........  5.35%    4.31%
             After Taxes on Distributions and Sale
              of Fund Shares.......................  4.84%    4.29%
           Lehman Brothers 1-8 Year Municipal Bond
             Index**...............................  5.96%    4.90%
           ----------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Lehman Brothers 1-8 Year Municipal Bond Index.
** An investor cannot invest directly in the Lehman Brothers 1-8 Year Municipal Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.

--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
The Lehman Brothers 1-8 Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 1 to 8 years.
--------------------------------------------------------------------------------

National Tax-Exempt Bond Fund

Investment Objective
The Fund seeks as high a level of interest income that is exempt from regular federal income tax as is consistent with relative protection of capital.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Advisor to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Advisor has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Advisor expects that under normal market and economic conditions the Fund will invest primarily in obligations with medium and long maturities.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.



--------------------------------------------------------------------------------
Derivatives
A derivative instrument is an investment whose value is derived from, or based upon, the performance of underlying assets or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities and may result in losses exceeding the amounts invested.
--------------------------------------------------------------------------------

The Fund may enter into interest rate swaps, which are considered to be derivative instruments, for hedging purposes. Interest rate swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive interest. No more than 20% of the Fund's total assets will be invested in interest rate swaps.

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Like other derivative securities, these instruments can be highly volatile. If the Advisor is incorrect in its forecast of interest rates, the investment performance of the Fund would be less favorable than it would have been if these instruments were not used. The Fund may also suffer a loss if the other party to the interest rate swap defaults.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1 / The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus. Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                    [CHART]

  1999    2000   2001
-------  ------  -----
(1.41)%  10.32%  3.96%

                     Year-to-date total return for the six
                       months ended June 30, 2002: 4.49%




--------------------------------------------------------------------------------
Best quarter:
4.42% for the quarter ended December 31, 2000

Worst quarter:
(1.91)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since
                                                       1 Year Inception*
        ----------------------------------------------------------------

        National Tax-Exempt Bond Fund
         Before Taxes................................. 3.96%    4.76%
         After Taxes on Distributions................. 3.29%    4.45%
         After Taxes on Distributions and Sale of Fund
           Shares..................................... 4.29%    4.61%
        Lehman Brothers 10-Year Municipal Bond Index** 4.62%    5.07%
        ----------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Lehman Brothers 10-Year Municipal Bond Index.
** An investor cannot invest directly in the Lehman Brothers 10-Year Municipal Bond Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.

--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities of 10 years.
--------------------------------------------------------------------------------

Growth & Income Fund

Investment Objective
The Fund seeks long-term capital appreciation, with income as a secondary objective.

Principal Investment Strategies
The Fund follows both a value- and growth-oriented investment strategy. It invests primarily in common stocks of companies the Advisor believes possess above average growth prospects at attractive relative valuations. In evaluating an investment, the Advisor focuses on companies which appear to be financially strong with leadership positions in their industries. These companies will generally have what the Advisor believes to be a superior track record of growth in sales, earnings and dividends.

Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). There is no minimum credit rating requirement with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more nationally recognized statistical rating organizations (each a "Rating Agency") are limited to 10% of the Fund's total assets.

The Fund follows a disciplined buy/sell process. The Advisor may perform quantitative analysis of financial statements, industry and economic trends. This is complemented by qualitative analysis such as understanding a company's products and management, judging growth prospects and assessing risks. Finally, an appropriate valuation level is emphasized. The Fund will likely sell an investment which has become relatively overvalued in relation to other issues or when the underlying fundamentals deteriorate and analysis indicates no improvement in the visible future, as determined by the Advisor.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.



--------------------------------------------------------------------------------
Value stocks are those that appear to be underpriced based on valuation measures, such as lower price to earnings and price to book value ratios.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the value stocks it typically holds may not perform as well as other types of stocks, such as growth stocks, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign government regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year, five years, ten years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                    [CHART]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
-----  ------  ------  ------  ------  ------  ------  ------  ------  ------
8.14%  10.33%   2.41%  24.14%  20.09%  34.15%  26.20%  16.12%  3.08%   (15.68)%


                     Year-to-date total return for the six
                      Months ended June 30, 2002: (8.43)%




--------------------------------------------------------------------------------
Best quarter:
22.18% for the quarter ended December 31, 1998

Worst quarter:
(13.52)% for the quarter ended March 31, 2001
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                      1 Year  5 Years 10 Years Inception*
       ------------------------------------------------------------------

       Growth & Income Fund
        Before Taxes................ (15.68)% 11.31%   12.03%    12.27%
        After Taxes on
          Distributions............. (17.65)%  9.18%    9.96%    10.28%
        After Taxes on Distributions
          and Sale of Fund Shares...  (7.90)%  9.19%    9.54%     9.83%
       S&P 500 Index**.............. (11.88)% 10.70%   12.94%    13.47%
       ------------------------------------------------------------------

* February 28, 1991 for the Fund and the S&P 500 Index.
** An investor cannot invest directly in the S&P 500 Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.
--------------------------------------------------------------------------------

Equity Income Fund

Investment Objective
The Fund seeks current income and long-term capital appreciation consistent with reasonable risk.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in common stocks that the Advisor believes are likely to produce higher than average dividend yields and which appear to represent good relative values with the potential to appreciate in price. In evaluating whether or not to purchase a particular stock, the Advisor may consider that stock's price to earnings ratio, price to sales ratio, price to cash flow ratio, price to book value ratio, historic earnings trend and dividend growth rate.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, including common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through sponsored ADRs, EDRs and GDRs. There is no minimum credit rating requirement with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more Rating Agencies are limited to 10% of the Fund's total assets.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will likely sell a portfolio security when it has met established price targets or has become relatively overvalued compared to other issues, as determined by the Advisor. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


--------------------------------------------------------------------------------
Current income includes both dividends from stocks and interest income from fixed income securities less Fund expenses.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure requirements; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

        [CHART]

1999     2000      2001
-----   -------   -------
3.75%   (7.03)%   (3.22)%

                     Year-to-date total return for the six
                      months ended June 30, 2002: (8.29)%



--------------------------------------------------------------------------------
Best quarter:
11.21% for the quarter ended June 30, 1999

Worst quarter:
(10.10)% for the quarter ended September 30, 2001
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                Since
                                                      1 Year  Inception*
       -----------------------------------------------------------------

       Equity Income Fund
        Before Taxes................................. (3.22)%    0.45%
        After Taxes on Distributions................. (4.72)%   (3.86)%
        After Taxes on Distributions and Sale of Fund
          Shares..................................... (0.99)%    0.03%
       Russell 1000(R) Value Index**................. (5.59)%    4.67%
       -----------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Russell 1000(R) Value Index.
** An investor cannot invest directly in the Russell 1000(R) Value Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.

--------------------------------------------------------------------------------
The Russell 1000(R) Value Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization, with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------

Equity Growth Fund

Investment Objective
The Fund seeks long-term capital appreciation.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in common stocks which the Advisor believes to represent good growth potential and that seem likely to appreciate in price. In selecting securities for the Fund, the Advisor evaluates a company's earnings history and the risk and volatility of the company's business. The Advisor also evaluates other factors, such as technological advances, good product development and strong management, which support future growth.

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, including common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through sponsored ADRs, EDRs and GDRs. There is no minimum credit rating with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more Rating Agencies are limited to 10% of the Fund's total assets.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. The Fund will also sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective.


--------------------------------------------------------------------------------
Growth stocks may offer strong revenue and earnings potential and accompanying capital growth, with generally less dividend income than value stocks.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the growth stocks which it typically holds may not perform as well as other types of stocks, such as value stocks, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                    [CHART]

 1999     2000       2001
 ----     ----       ----
25.94%  (15.17)%   (21.11)%


                     Year-to-date total return for the six
                     months ended June 30, 2002: (26.01)%


--------------------------------------------------------------------------------
Best quarter:
24.83% for the quarter ended December 31, 1999

Worst quarter:
(21.58)% for the quarter ended September 30, 2001
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                                       1 Year  Inception*
       ------------------------------------------------------------------

       Equity Growth Fund
        Before Taxes................................. (21.11)%    0.40%
        After Taxes on Distributions................. (21.44)%   (0.99)%
        After Taxes on Distributions and Sale of Fund
          Shares..................................... (12.65)%    0.48%
       Russell 1000(R) Growth Index**................ (20.42)%    0.77%
       ------------------------------------------------------------------

* March 1, 1998 for the Fund; February 28, 1998 for the Russell 1000(R) Growth Index.
** An investor cannot invest directly in the Russell 1000(R) Growth Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------

Capital Opportunities Fund

Investment Objective
The Fund seeks long-term capital growth.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in the common stocks of small companies. These are generally considered to be companies with market capitalizations of $1.5 billion or less at the time of purchase. The Fund may also invest in preferred stock and securities convertible into common stock. In addition, the Fund also may invest without limit in securities - generally common stock - of companies offering shares in initial public offerings ("IPOs").

Securities purchased by the Fund will generally be publicly-traded common stocks of U.S. companies. The Fund also may invest up to 25% of its total assets in foreign equity securities, either directly or indirectly, through sponsored ADRs. ADRs that are denominated in U.S. dollars and traded on a U.S. exchange will not be treated as foreign securities for purposes of the 25% limitation on foreign securities.

There is no minimum credit rating for the Fund's investments in convertible securities.

In selecting stocks for the Fund's portfolio, the Sub-Advisor focuses on small growth-oriented companies which it believes to be responsive to changes in the marketplace and to have the fundamental characteristics necessary to support continued growth. The Fund's Sub-Advisor uses a bottom-up approach in selecting stocks for the Fund's portfolio. This approach focuses on evaluating individual companies, but also considers trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps the Sub-Advisor to select stocks of companies that it thinks will provide high and consistent earnings growth.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

The Sub-Advisor may sell a security as a result of an adverse change in the issuing company's competitive positioning or ability to execute its growth plan or because of a significant earnings shortfall.

The Fund may trade its investments frequently in trying to achieve its investment objective.


--------------------------------------------------------------------------------
The Advisor has appointed Delaware Management Company (the "Sub-Advisor"), a series of Delaware Management Business Trust, as sub-advisor to assist in the day-to-day management of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
An IPO is a company's first offering of stock to the public.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth stocks may offer strong revenue and earnings potential and accompanying capital growth, with generally less dividend income than value stocks.
--------------------------------------------------------------------------------

Principal Investment Risks
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the growth stocks which it typically holds may not perform as well as other types of stocks, such as value stocks, even in times of rising markets.

Investments in the stocks of small companies can be riskier than investments in larger companies. Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market. Because small companies often borrow money to finance their operations, they also may be adversely affected by rising interest rates.

To the extent that the Fund emphasizes particular market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

IPO shares can be highly unstable because of factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Convertible debt securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible debt securities are also subject to stock market risk.

Convertible debt securities that carry the lowest of the four highest ratings assigned by Rating Agencies are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (also known as "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default (although the Fund will not purchase convertible debt securities that are in default).

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

Certain securities purchased by the Fund may be privately placed securities that are eligible for resale only by certain institutional buyers without registration. The Fund is subject to the risk that these securities cannot be readily sold within seven days at approximately the price at which the Fund has valued them.

Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

The Sub-Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they further the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows the performance of the Fund for the last calendar year. The figure in the bar chart does not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the return would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The return below represents the return for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                    [CHART]

    2001
    ----
  (13.40)%

                     Year-to-date total return for the six
                     months ended June 30, 2002: (12.88)%





--------------------------------------------------------------------------------
Best quarter:
27.54% for the quarter ended December 31, 2001.

Worst quarter:
(29.67)% for the quarter ended September 30, 2001
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Since
                                                    1 Year  Inception*
         -------------------------------------------------------------

         Capital Opportunities Fund
          Before Taxes............................ (13.40)%  (14.39)%
          After Taxes on Distributions............ (13.45)%  (14.43)%
          After Taxes on Distributions and Sale of
            Fund Shares...........................  (8.16)%  (11.44)%
         Russell 2000(R) Growth Index**...........  (9.23)%  (20.93)%
         -------------------------------------------------------------

* July 5, 2000 for the Fund; June 30, 2000 for the Russell 2000(R) Growth Index. ** An investor cannot invest directly in the Russell 2000(R) Growth Index. The Fund's portfolio may differ significantly from the securities held in the
Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
The Russell 2000(R) Growth Index is an unmanaged index considered representative of small-cap growth stocks.
--------------------------------------------------------------------------------

International Equity Fund

Investment Objective
The Fund seeks long-term growth of capital.

Principal Investment Strategies
The Fund invests primarily in foreign common stocks, warrants and rights. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, primarily the equity securities of foreign issuers. Under normal circumstances, the Fund's assets will be invested in the securities of issuers located in at least three different foreign countries. There are no limitations on the amount of the Fund's assets which may be invested in securities of issuers in any one country. However, under normal market and economic conditions, no more than 25% of the Fund's net assets will be invested in the securities of issuers located in countries with emerging economies or securities markets.

As further described below under "Management of the Company," the Fund uses a multi-manager approach. Subject to the approval of the Company's Board of Directors and shareholders of the Fund, the Advisor selects one or more sub-advisors to manage the Fund's assets. Morgan Stanley Investment Management Limited ("MS Investment Management") and Julius Baer Investment Management Inc. ("Julius Baer") each currently serves as sub-advisor to a portion of the Fund's assets (the "Sub-Advisors"). The Advisor monitors the performance of the Sub-Advisors and, to the extent it deems appropriate to achieve the Fund's investment objective, may change the allocation of assets between the Sub-Advisors.

In managing its portion of the Fund, MS Investment Management attempts to achieve the Fund's investment objective by utilizing a disciplined bottom-up approach to investing (i.e., a management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks). Using this approach, MS Investment Management seeks to identify securities of undervalued issuers, selecting issuers from a universe comprised of approximately 2,600 companies in markets outside the United States. The investment process is value-driven and based on individual stock selection. In assessing investment opportunities, MS Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear to be undervalued according to these criteria are then subjected to in-depth fundamental analysis. MS Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement, including product competitiveness, market positioning and industry structure, and assesses the company's business franchise. Meetings with senior company management are integral to the investment process. In deciding whether to sell a particular security, MS Investment Management considers a number of factors, including changes in a company's prospects, financial condition and/or industry position as well as general economic and market conditions.

In managing its portion of the Fund, Julius Baer attempts to achieve the Fund's investment objective by choosing securities in industries and companies it believes are experiencing favorable demand for their products and services.

Julius Baer considers companies with above average earnings potential, companies that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region. Julius Baer will sell a security if, as a result of changes in the economy of a particular country or region, it believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Investing in securities of foreign issuers may be riskier than investing in securities of U.S. issuers due to factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

There are no limitations on the amount of the Fund's assets which may be invested in securities of issuers in any one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

Each Sub-Advisor evaluates the risks and rewards presented by the securities purchased by the portion of the Fund that it manages and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                    [CHART]

1994    1995     1996    1997     1998     1999     2000    2001
----     ----    ----    ----     ----     ----     ----    -----
4.66%   7.97%   10.19%   4.08%   11.98%   38.00%  (18.65)% (11.35)%

    Year-to-date total return for the six months ended June 30, 2002: 6.43%




--------------------------------------------------------------------------------
Best quarter:
24.25% for the quarter ended December 31, 1999

Worst quarter:
(15.44)% for the quarter ended September 30, 1998
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Since
                                            1 Year  5 Years Inception*
         -------------------------------------------------------------

         International Equity Fund
          Before Taxes.................... (11.35)%  3.01%    5.98%
          After Taxes on Distributions.... (11.38)%  1.07%    4.26%
          After Taxes on Distributions and
            Sale of Fund Shares...........  (6.90)%  2.15%    4.50%
         MSCI All Country World Free
           ex-U.S. Index**................ (19.49)%  0.89%    4.36%
         -------------------------------------------------------------

* July 2, 1993 for the Fund; June 30, 1993 for the MSCI All Country World Free ex-U.S. Index.
** An investor cannot invest directly in the MSCI All Country World Free ex-U.S. Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1 /Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2 /Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.



--------------------------------------------------------------------------------
The Morgan Stanley Capital International ("MSCI") All Country World Free
ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging market allocation.
--------------------------------------------------------------------------------

Diversified Real Estate Fund

Investment Objective
The Fund seeks current income and capital growth.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in the securities of companies principally engaged in the real estate business. The Fund invests primarily in the equity securities of such companies, with an emphasis on common stock.

It is expected that the Fund will invest a majority of its assets in shares of real estate investment trusts ("REITs") during normal market and economic conditions. The Fund expects that a substantial portion of its investments in REITs will be in equity and hybrid REITs.

In selecting portfolio securities for the Fund, the Advisor focuses on total return, emphasizing those companies that offer both strong earnings growth and an above-average dividend yield. The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Advisor believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security or when the Advisor determines that the security is overvalued.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent the Fund emphasizes investments in a particular geographic region.

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while


--------------------------------------------------------------------------------
REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as either equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental and lease payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
--------------------------------------------------------------------------------
mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because
REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. In addition, like mutual funds, REITs pay fees and expenses.

The Advisor evaluates the risks and rewards presented by all securities purchased by the Fund and how they further the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance--Institutional Shares
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The figures in the bar chart do not include any sales charges that investors pay when buying or selling Class A, Class B and Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Fund's average annual total returns, both before and after taxes, for one year and since inception compared to those of a broad-based market index. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

As of the date of this Prospectus, the Fund had not offered Class A, Class B or Class C Shares to investors. The returns below represent the returns for Institutional Shares of the Fund which are offered in a separate Prospectus./2/ Class A, Class B, Class C and Institutional Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Institutional Shares, Class A, Class B and Class C Shares of the Fund are subject to either a front-end sales charge on purchases and/or, in certain cases, to a contingent deferred sales charge at the time shares are sold.

                          Calendar Year Total Returns

                                    [CHART]

 1998       1999      2000      2001
 ----       ----      ----      ----
(13.57)%    1.44%     26.77%    12.41%


                     Year-to-date total return for the six
                      months ended June 30, 2002: 12.41%


--------------------------------------------------------------------------------
Best quarter:
13.04% for the quarter ended June 30, 1999

Worst quarter:
(9.32)% for the quarter ended September 30, 1998
--------------------------------------------------------------------------------

    Average Annual Total Returns (for the periods ended December 31, 2001)

Returns are shown for Institutional Shares only and do not reflect any sales charges. Returns for Class A, Class B and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                                       1 Year  Inception*
       ------------------------------------------------------------------

       Diversified Real Estate Fund
        Before Taxes.................................  12.41%     7.11%
        After Taxes on Distributions................. (10.09)%   (5.10)%
        After Taxes on Distributions and Sale of Fund
          Shares.....................................  (7.49)%    4.66%
       Wilshire Real Estate Securities Index**.......  10.45%     5.31%
       ------------------------------------------------------------------

* August 1, 1997 for the Fund; July 31, 1997 for the Wilshire Real Estate Index. ** An investor cannot invest directly in the Wilshire Real Estate Securities Index. The Fund's portfolio may differ significantly from the securities held in the Index. The performance of the Index does not reflect the effect of taxes or the expenses associated with the active management of an actual portfolio.
--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.
/2/ Prior to the date of this Prospectus, the Fund offered only one class of shares which have been redesignated as Institutional Shares.


--------------------------------------------------------------------------------
The Wilshire Real Estate Securities Index is an unmanaged index generally representative of the U.S. REIT market.
--------------------------------------------------------------------------------

Fees and Expenses
The following tables show the fees and expenses you may pay when you buy and hold Class A, Class B, or Class C Shares of the Funds.

                                                           Prime Money Market Fund
                                                         -----------------------
                                                         Class A Class B   Class C
                                                         ------- -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)...................  None    None      None
Maximum Deferred Sales Charge (Load) (as a percentage of
  the lesser of purchase price or redemption price).....  None    4.50%/1/  1.00%/2/
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends..................................  None    None      None
Redemption Fees.........................................  None    None      None
Exchange Fees...........................................  None    None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/3/......................................  0.25%   0.25%     0.25%
Distribution and Service (12b-1) Fees...................  0.50%   1.00%     1.00%
Other Expenses/3/.......................................  0.19%   0.19%     0.19%
                                                          ----    ----      ----
Total Fund Operating Expenses/3/........................  0.94%   1.44%     1.44%

Example
The following Example is intended to help you compare the cost of investing in the Prime Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Prime Money Market Fund
Class A Shares.....................................  $ 96   $300  $  520   $1,155
Class B Shares
   - Assuming complete redemption at end of period.  $613   $789  $1,025   $1,587
   - Assuming no redemption........................  $147   $456  $  787   $1,587
Class C Shares
   - Assuming complete redemption at end of period.  $250   $456  $  787   $1,724
   - Assuming no redemption........................  $147   $456  $  787   $1,724

--------
1 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds - How Sales Charges Work."
2 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds - How Sales Charges Work."
3 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Prime Money Market Fund
                                               ----------------------
                                               Class A Class B Class C
                                               ------- ------- -------
         Management Fees......................  0.230%  0.230%  0.230%
         Distribution and Service (12b-1) Fees  0.500%  1.000%  1.000%
         Other Expenses.......................  0.145%  0.145%  0.145%
                                                -----   -----   -----
         Total Annual Fund Operating Expenses.  0.875%  1.375%  1.375%

                                                    Government Money Market Fund
                                                    -----------------------
                                                    Class A  Class B   Class C
                                                    -------  -------   -------
 Shareholder Fees
   (fees paid directly from your investment):
 Maximum Sales Charge (Load) on Purchases (as a
   percentage of offering price)...................  None     None      None
 Maximum Deferred Sales Charge (Load) (as a
   percentage of the lesser of purchase price or
   redemption price)...............................  None     4.50%/1/  1.00%/2/
 Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends.......................................  None     None      None
 Redemption Fees...................................  None     None      None
 Exchange Fees.....................................  None     None      None

 Annual Fund Operating Expenses
   (expenses that are dedicated from Fund assets):
 Management Fees/3/................................  0.25%    0.25%     0.25%
 Distribution and Service (12b-1) Fees.............  0.50%    1.00%     1.00%
 Other Expenses/3/.................................  0.20%    0.20%     0.20%
                                                     ----     ----      ----
 Total Fund Operating Expenses/3/..................  0.95%    1.45%     1.45%

Example
The following Example is intended to help you compare the cost of investing in the Government Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 Year 3 Year 5 Years 10 Years
                                                        ------ ------ ------- --------
Government Money Market Fund
Class A Shares.........................................  $ 97   $303  $  525   $1,166
Class B Shares
   - Assuming complete redemption at end of period.....  $614   $792  $1,030   $1,598
   - Assuming no redemption............................  $148   $459  $  792   $1,598
Class C Shares
   - Assuming complete redemption at end of period.....  $251   $459  $  792   $1,735
   - Assuming no redemption............................  $148   $459  $  792   $1,735

--------
1 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Charges Work."
2 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
3 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                                 Government Money Market Fund
                                                 ---------------------------
                                                 Class A   Class B   Class C
                                                 -------   -------   -------
        Management Fees.........................  0.220%    0.220%    0.220%
        Distribution and Service (12b-1) Fees...  0.500%    1.000%    1.000%
        Other Expenses..........................  0.155%    0.155%    0.155%
                                                  -----     -----     -----
        Total Annual Fund Operating Expenses....  0.875%    1.375%    1.375%

                                                                        Tax-Exempt Money Market Fund
                                                                        -----------------------
                                                                        Class A  Class B   Class C
                                                                        -------  -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  None     None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None     4.50%/1/  1.00%/2/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None     None      None
Redemption Fees........................................................  None     None      None
Exchange Fees..........................................................  None     None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/3/.....................................................  0.25%    0.25%     0.25%
Distribution and Service (12b-1) Fees..................................  0.50%    1.00%     1.00%
Other Expenses/3/......................................................  0.21%    0.21%     0.21%
                                                                         ----     ----      ----
Total Fund Operating Expenses/3/.......................................  0.96%    1.46%     1.46%

Example
The following Example is intended to help you compare the cost of investing in the Tax-Exempt Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Tax-Exempt Money Market Fund
Class A Shares.....................................  $ 98   $306  $  531   $1,178
Class B Shares
   - Assuming complete redemption at end of period.  $615   $795  $1,035   $1,610
   - Assuming no redemption........................  $149   $462  $  797   $1,610
Class C Shares
   - Assuming complete redemption at end of period.  $252   $462  $  797   $1,746
   - Assuming no redemption........................  $149   $462  $  797   $1,746

--------
1 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Charges Work."
2 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
3 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Tax-Exempt Money Market Fund
                                               ---------------------------
                                               Class A   Class B   Class C
                                               -------   -------   -------
         Management Fees......................  0.220%    0.220%    0.220%
         Distribution and Service (12b-1) Fees  0.500%    1.000%    1.000%
         Other Expenses.......................  0.155%    0.155%    0.155%
                                                -----     -----     -----
         Total Annual Fund Operating Expenses.  0.875%    1.375%    1.375%

                                                                         Limited Maturity Bond Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.25%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  0.35%     0.35%     0.35%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.23%     0.23%     0.23%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  1.08%     1.58%     1.58%

Example
The following Example is intended to help you compare the cost of investing in the Limited Maturity Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Limited Maturity Bond Fund
Class A Shares.....................................  $530   $754  $  995   $1,686
Class B Shares
   - Assuming complete redemption at end of period.  $626   $831  $1,097   $1,743
   - Assuming no redemption........................  $161   $499  $  860   $1,743
Class C Shares
   - Assuming complete redemption at end of period.  $264   $499  $  860   $1,878
   - Assuming no redemption........................  $161   $499  $  860   $1,878

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Charges Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Limited Maturity Bond Fund
                                               -------------------------
                                               Class A  Class B  Class C
                                               -------  -------  -------
         Management Fees......................  0.25%    0.25%    0.25%
         Distribution and Service (12b-1) Fees  0.50%    1.00%    1.00%
         Other Expenses.......................  0.25%    0.25%    0.25%
                                                ----     ----     ----
         Total Annual Fund Operating Expenses.  1.00%    1.50%    1.50%

                                                                           Total Return Bond Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.25%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  0.35%     0.35%     0.35%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.24%     0.24%     0.24%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  1.09%     1.59%     1.59%

Example
The following Example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Total Return Bond Fund
Class A Shares.....................................  $531   $757  $1,000   $1,697
Class B Shares
   - Assuming complete redemption at end of period.  $627   $834  $1,102   $1,754
   - Assuming no redemption........................  $162   $502  $  866   $1,754
Class C Shares
   - Assuming complete redemption at end of period.  $265   $502  $  866   $1,889
   - Assuming no redemption........................  $162   $502  $  866   $1,889

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Charges Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Total Return Bond Fund
                                               ----------------------
                                               Class A Class B Class C
                                               ------- ------- -------
         Management Fees......................  0.25%   0.25%   0.25%
         Distribution and Service (12b-1) Fees  0.50%   1.00%   1.00%
         Other Expenses.......................  0.25%   0.25%   0.25%
                                                ----    ----    ----
         Total Annual Fund Operating Expenses.  1.00%   1.50%   1.50%

                                                                        Maryland Tax-Exempt Bond Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.25%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  0.50%     0.50%     0.50%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.28%     0.28%     0.28%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  1.28%     1.78%     1.78%

Example
The following Example is intended to help you compare the cost of investing in the Maryland Tax-Exempt Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Maryland Tax-Exempt Bond Fund
Class A Shares.....................................  $550   $814  $1,097   $1,905
Class B Shares
   - Assuming complete redemption at end of period.  $645   $890  $1,199   $1,962
   - Assuming no redemption........................  $181   $560  $  964   $1,962
Class C Shares
   - Assuming complete redemption at end of period.  $284   $560  $  964   $2,095
   - Assuming no redemption........................  $181   $560  $  964   $2,095

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Charges Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Maryland Tax-Exempt Bond Fund
                                               ----------------------------
                                               Class A   Class B   Class C
                                               -------   -------   -------
         Management Fees......................  0.20%     0.20%     0.20%
         Distribution and Service (12b-1) Fees  0.50%     1.00%     1.00%
         Other Expenses.......................  0.30%     0.30%     0.30%
                                                ----      ----      ----
         Total Annual Fund Operating Expenses.  1.00%     1.50%     1.50%

                                                                        Intermediate Tax-Exempt Bond Fund
                                                                        --------------------------
                                                                        Class A     Class B    Class C
                                                                        -------     -------    -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.25%/1/    None       None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/     4.50%/3/   1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None        None       None
Redemption Fees........................................................  None        None       None
Exchange Fees..........................................................  None        None       None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  0.50%       0.50%      0.50%
Distribution and Service (12b-1) Fees..................................  0.50%       1.00%      1.00%
Other Expenses/5/......................................................  0.25%       0.25%      0.25%
                                                                         ----        ----       ----
Total Fund Operating Expenses/5/.......................................  1.25%       1.75%      1.75%

Example
The following Example is intended to help you compare the cost of investing in the Intermediate Tax-Exempt Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Intermediate Tax-Exempt
Class A Shares.....................................  $547   $805  $1,082   $1,872
Class B Shares
   - Assuming complete redemption at end of period.  $642   $881  $1,184   $1,929
   - Assuming no redemption........................  $178   $551  $  949   $1,929
Class C Shares
   - Assuming complete redemption at end of period.  $281   $551  $  949   $2,062
   - Assuming no redemption........................  $178   $551  $  949   $2,062

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Charges Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Intermediate Tax-Exempt Bond Fund
                                               --------------------------------
                                               Class A     Class B    Class C
                                               -------     -------    -------
         Management Fees......................  0.24%       0.24%      0.24%
         Distribution and Service (12b-1) Fees  0.50%       1.00%      1.00%
         Other Expenses.......................  0.26%       0.26%      0.26%
                                                ----        ----       ----
         Total Annual Fund Operating Expenses.  1.00%       1.50%      1.50%

                                                                        National Tax-Exempt Bond Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.25%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets):
Management Fees/5/.....................................................  0.50%     0.50%     0.50%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.23%     0.23%     0.23%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  1.23%     1.73%     1.73%

Example
The following Example is intended to help you compare the cost of investing in the National Tax-Exempt Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
National Tax-Exempt Bond Fund
Class A Shares.....................................  $545   $799  $1,072   $1,850
Class B Shares
   - Assuming complete redemption at end of period.  $641   $875  $1,173   $1,907
   - Assuming no redemption........................  $176   $545  $  939   $1,907
Class C Shares
   - Assuming complete redemption at end of period.  $279   $545  $  939   $2,041
   - Assuming no redemption........................  $176   $545  $  939   $2,041

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Charges Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               National Tax-Exempt Bond Fund
                                               ----------------------------
                                               Class A   Class B   Class C
                                               -------   -------   -------
         Management Fees......................  0.24%     0.24%     0.24%
         Distribution and Service (12b-1) Fees  0.50%     1.00%     1.00%
         Other Expenses.......................  0.26%     0.26%     0.26%
                                                ----      ----      ----
         Total Annual Fund Operating Expenses.  1.00%     1.50%     1.50%

                                                                             Growth & Income Fund
                                                                        ---------------------------
                                                                          Class A   Class B   Class C
                                                                        -------     -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................    4.75%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price) None/2/      4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............    None      None      None
Redemption Fees........................................................    None      None      None
Exchange Fees..........................................................    None      None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................    0.60%     0.60%     0.60%
Distribution and Service (12b-1) Fees..................................    0.50%     1.00%     1.00%
Other Expenses/5/......................................................    0.21%     0.21%     0.21%
                                                                        -------      ----      ----
Total Fund Operating Expenses/5/.......................................    1.31%     1.81%     1.81%

Example
The following Example is intended to help you compare the cost of investing in the Growth & Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Growth & Income Fund
Class A Shares.....................................  $602   $870  $1,159   $1,979
Class B Shares
   - Assuming complete redemption at end of period.  $648   $899  $1,214   $1,994
   - Assuming no redemption........................  $184   $569  $  980   $1,994
Class C Shares
   - Assuming complete redemption at end of period.  $287   $569  $  980   $2,127
   - Assuming no redemption........................  $184   $569  $  980   $2,127

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Changes Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                                Growth & Income Fund
                                               ----------------------
                                               Class A Class B Class C
                                               ------- ------- -------
         Management Fees......................  0.49%   0.49%   0.49%
         Distribution and Service (12b-1) Fees  0.50%   1.00%   1.00%
         Other Expenses.......................  0.26%   0.26%   0.26%
                                                ----    ----    ----
         Total Annual Fund Operating Expenses.  1.25%   1.75%   1.75%

                                                        Equity Income Fund
                                                   -------------------------
                                                   Class A   Class B   Class C
                                                   -------   -------   -------
Shareholder Fees
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a
  percentage of offering price)...................  4.75%/1/  None      None
Maximum Deferred Sales Charge (Load) (as a
  percentage of the lesser of purchase price or
  redemption price)...............................  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.......................................  None      None      None
Redemption Fees...................................  None      None      None
Exchange Fees.....................................  None      None      None

Annual Fund Operating Expenses
  (expenses that are dedicated from Fund assets):
Management Fees/5/................................  0.60%     0.60%     0.60%
Distribution and Service (12b-1) Fees.............  0.50%     1.00%     1.00%
Other Expenses/5/.................................  0.23%     0.23%     0.23%
                                                    ----      ----      ----
Total Fund Operating Expenses/5/..................  1.33%     1.83%     1.83%

Example
The following Example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 Year 3 Year 5 Years 10 Years
                                                        ------ ------ ------- --------
Equity Income Fund
Class A Shares.........................................  $604   $876  $1,169   $2,000
Class B Shares
   - Assuming complete redemption at end of period.....  $650   $905  $1,224   $2,015
   - Assuming no redemption............................  $186   $576  $  990   $2,015
Class C Shares
   - Assuming complete redemption at end of period.....  $289   $576  $  990   $2,148
   - Assuming no redemption............................  $186   $576  $  990   $2,148

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Changes Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                                   Equity Income Fund
                                                 ----------------------
                                                 Class A Class B Class C
                                                 ------- ------- -------
        Management Fees.........................  0.48%   0.48%   0.48%
        Distribution and Service (12b-1) Fees...  0.50%   1.00%   1.00%
        Other Expenses..........................  0.27%   0.27%   0.27%
                                                  ----    ----    ----
        Total Annual Fund Operating Expenses....  1.25%   1.75%   1.75%

                                                                             Equity Growth Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.75%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  0.60%     0.60%     0.60%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.26%     0.26%     0.26%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  1.36%     1.86%     1.86%

Example
The following Example is intended to help you compare the cost of investing in the Equity Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Equity Growth Fund
Class A Shares.....................................  $607   $885  $1,184   $2,032
Class B Shares
   - Assuming complete redemption at end of period.  $653   $914  $1,239   $2,048
   - Assuming no redemption........................  $189   $585  $1,006   $2,048
Class C Shares
   - Assuming complete redemption at end of period.  $292   $585  $1,006   $2,180
   - Assuming no redemption........................  $189   $585  $1,006   $2,180

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Changes Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                                 Equity Growth Fund
                                               ----------------------
                                               Class A Class B Class C
                                               ------- ------- -------
         Management Fees......................  0.46%   0.46%   0.46%
         Distribution and Service (12b-1) Fees  0.50%   1.00%   1.00%
         Other Expenses.......................  0.29%   0.29%   0.29%
                                                ----    ----    ----
         Total Annual Fund Operating Expenses.  1.25%   1.75%   1.75%

                                                                         Capital Opportunities Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.75%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None
Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  1.30%     1.30%     1.30%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.27%     0.27%     0.27%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  2.07%     2.57%     2.57%

Example
The following Example is intended to help you compare the cost of investing in the Capital Opportunities Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Capital Opportunities Fund
Class A Shares.....................................  $675  $1,093 $1,536   $2,761
Class B Shares.....................................
   - Assuming complete redemption at end of period.  $721  $1,122 $1,591   $2,781
   - Assuming no redemption........................  $260  $  799 $1,365   $2,781
Class C Shares.....................................
   - Assuming complete redemption at end of period.  $363  $  799 $1,365   $2,905
   - Assuming no redemption........................  $260  $  799 $1,365   $2,905

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Changes Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Capital Opportunities Fund
                                               -------------------------
                                               Class A  Class B  Class C
                                               -------  -------  -------
         Management Fees......................  1.04%    1.04%    1.04%
         Distribution and Service (12b-1) Fees  0.50%    1.00%    1.00%
         Other Expenses.......................  0.21%    0.21%    0.21%
                                                ----     ----     ----
         Total Annual Fund Operating Expenses.  1.75%    2.25%    2.25%

                                                                          International Equity Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.75%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None

Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  1.22%     1.22%     1.22%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.34%     0.34%     0.34%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  2.06%     2.56%     2.56%

Example
The following Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
International Equity Fund
Class A Shares.....................................  $674  $1,090 $1,531   $2,751
Class B Shares
   - Assuming complete redemption at end of period.  $720  $1,119 $1,586   $2,771
   - Assuming no redemption........................  $259  $  796 $1,360   $2,771
Class C Shares
   - Assuming complete redemption at end of period.  $362  $  796 $1,360   $2,895
   - Assuming no redemption........................  $259  $  796 $1,360   $2,895

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Changes Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               International Equity Fund
                                               ----------------------
                                               Class A   Class B Class C
                                               -------   ------- -------
         Management Fees......................  0.89%     0.89%   0.89%
         Distribution and Service (12b-1) Fees  0.50%     1.00%   1.00%
         Other Expenses.......................  0.36%     0.36%   0.36%
                                                ----      ----    ----
         Total Annual Fund Operating Expenses.  1.75%     2.25%   2.25%

                                                                        Diversified Real Estate Fund
                                                                        -------------------------
                                                                        Class A   Class B   Class C
                                                                        -------   -------   -------
Shareholder Fees
 (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)..................................  4.75%/1/  None      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of purchase price or redemption price)  None/2/   4.50%/3/  1.00%/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............  None      None      None
Redemption Fees........................................................  None      None      None
Exchange Fees..........................................................  None      None      None
Annual Fund Operating Expenses
 (expenses that are dedicated from Fund assets):
Management Fees/5/.....................................................  0.80%     0.80%     0.80%
Distribution and Service (12b-1) Fees..................................  0.50%     1.00%     1.00%
Other Expenses/5/......................................................  0.27%     0.27%     0.27%
                                                                         ----      ----      ----
Total Fund Operating Expenses/5/.......................................  1.57%     2.07%     2.07%

Example
The following Example is intended to help you compare the cost of investing in the Diversified Real Estate Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and Class B Shares automatically convert to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year 3 Year 5 Years 10 Years
                                                    ------ ------ ------- --------
Diversified Real Estate Fund
Class A Shares.....................................  $627   $945  $1,290   $2,254
Class B Shares
   - Assuming complete redemption at end of period.  $673   $976  $1,345   $2,270
   - Assuming no redemption........................  $210   $649  $1,114   $2,270
Class C Shares
   - Assuming complete redemption at end of period.  $313   $649  $1,114   $2,400
   - Assuming no redemption........................  $210   $649  $1,114   $2,400

--------
1 Reduced sales charge may be available. See "Investing in the Funds--How Sales Charges Work."
2 Except for investments of $1 million or more. "See Investing in the Funds--How Sales Charges Work."
3 This amount applies if you sell your shares in the first year after purchase, gradually declines to 1% in the sixth year after purchase and is eliminated thereafter. After eight years, Class B Shares automatically convert to Class A Shares. See "Investing in the Funds--How Sales Changes Work."
4 This amount applies if you sell your shares in the first year after purchase and is eliminated thereafter. See "Investing in the Funds--How Sales Charges Work."
5 Based on the Fund's operating expenses for the fiscal year ended May 31, 2002. Management Fees, Other Expenses and Total Fund Operating Expenses for the Fund for the current fiscal year are expected to be less than the amounts shown above because the Fund's Advisor and Administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Fund at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Fund, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Fund's Advisor and Administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                               Diversified Real Estate Fund
                                               ---------------------------
                                               Class A   Class B   Class C
                                               -------   -------   -------
         Management Fees......................  0.76%     0.76%     0.76%
         Distribution and Service (12b-1) Fees  0.50%     1.00%     1.00%
         Other Expenses.......................  0.29%     0.29%     0.29%
                                                ----      ----      ----
         Total Annual Fund Operating Expenses.  1.55%     2.05%     2.05%

Additional Information about Risk
The principal risks of investing in each of the Funds have been described above. The following supplements that discussion.

Securities Lending
To obtain interest income, each Fund, other than the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond, National Tax-Exempt Bond and International Equity Funds, may lend its portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Temporary Defensive Positions
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. With respect to the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds, these investments may include high quality short-term money market instruments and high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies and instrumentalities. With respect to the Prime Money Market, Government Money Market, Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond, National Tax-Exempt Bond and International Equity Funds, these investments may include cash (which will not earn any income). With respect to the International Equity Fund, these investments may also include short-term money market instruments. With respect to the Limited Maturity Bond Fund and Total Return Bond Fund, these investments may include high quality short-term money market instruments. With respect to the Diversified Real Estate Fund, these investments may include money market instruments, high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies or instrumentalities without regard to whether the issuer is principally engaged in the real estate business. In addition, the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may hold short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and U.S. Government obligations. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

Other Types of Investments
This Prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may from time to time pursue other investment strategies and make other types of investments in support of its investment objective. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this Prospectus.

INVESTING IN THE FUNDS

How Sales Charges Work
You will normally pay a sales charge to invest in the Funds, except for Class A Shares of the Money Market Funds, which are sold without a sales charge. If you buy Class A Shares of the Bond Funds or the Equity Funds, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Class B or Class C Shares of a Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these three options. The Funds also offer an additional class of shares, Institutional Shares, exclusively to customers maintaining qualified accounts at certain financial institutions and other investors. Institutional Shares are made available through a separate Prospectus provided to eligible investors.

Class A Shares
The table below shows the sales charge you'll pay if you buy Class A Shares of the Bond Funds.

                                                           Total sales charge
                                          ---------------------------------------------------
                                               As a % of the          As a % of      Dealer
Amount of your investment                 offering price per share your investment Reallowance
-------------------------                 ------------------------ --------------- -----------
Less than $100,000.......................           4.25%               4.44%         3.75%
$100,000 or more but less than $250,000..           3.00%               3.09%         2.50%
$250,000 or more but less than $500,000..           2.00%               2.04%         1.50%
$500,000 or more but less than $1,000,000           1.50%               1.52%         1.00%
$1,000,000 and over......................           0.00%/1/            0.00%/1/      0.50%

--------
1 There is no front-end sales charge on investments in Class A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less. However, the Funds will waive the 1% CDSC on withdrawals of Class A Shares made through systematic withdrawals that don't annually exceed 10% of your account's value. See "Shareholder Services--Systematic Withdrawals."

The table below shows the sales charge you'll pay if you buy Class A Shares of the Equity Funds.

                                                           Total sales charge
                                          ---------------------------------------------------
                                               As a % of the          As a % of      Dealer
Amount of your investment                 offering price per share your investment Reallowance
-------------------------                 ------------------------ --------------- -----------
Less than $100,000.......................           4.75%               4.99%         4.25%
$100,000 or more but less than $250,000..           3.50%               3.63%         3.00%
$250,000 or more but less than $500,000..           2.50%               2.56%         2.00%
$500,000 or more but less than $1,000,000           2.00%               2.04%         1.50%
$1,000,000 and over......................           0.00%/1/            0.00%/1/      1.00%

--------
1 There is no front-end sales charge on investments in Class A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less. However, the Funds will waive the 1% CDSC on withdrawals of Class A Shares made through systematic withdrawals that don't annually exceed 10% of your account's value. See "Shareholder Services--Systematic Withdrawals."

The dealer reallowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to dealers. Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.

The Company's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments under such programs are made by the Company's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Class A Shares or the amount that the Funds will receive from such sales.

Class B Shares
If you buy Class B Shares of a Fund, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges for Class B Shares:

                                                You'll pay a
                    If you sell all your shares   CDSC of
                    --------------------------- ------------
                      During the first year....     4.50%
                      During the second year...     4.00%
                      During the third year....     3.00%
                      During the fourth year...     3.00%
                      During the fifth year....     2.00%
                      During the sixth year....     1.00%
                      After the sixth year.....     None

The Company's distributor pays dealers an up-front commission of 4.00% on sales of Class B Shares.

Converting Class B Shares to Class A Shares
If you buy Class B Shares of a Fund, your Class B Shares will automatically convert to Class A Shares of the Fund eight years after purchase. This allows you to benefit from the lower annual expenses of Class A Shares.

Class C Shares
If you buy Class C Shares of a Fund, you won't pay a CDSC unless you sell your shares within the first year of buying them. The following table shows the schedule of CDSC charges for Class C Shares:

                                                 You'll pay a
                  If you sell all your shares      CDSC of
                  ---------------------------    ------------
                  During first year.............     1.00%
                  After the first year..........     None

The Company's distributor pays dealers an up-front commission of 1.00% on sales of Class C Shares.

Sales Charge Reductions--Class A Shares
You may reduce the sales charge on Class A Shares through:

Rights of Accumulation. You can add to the value of the Class A Shares that you already own in any of the Funds offered by the Company to your next investment in Class A Shares for purposes of calculating the sales charge.

Quantity Discounts. As the dollar amount of your purchase increases, your sales charge may decrease (see the tables on page 68). In addition, the Company will combine purchases made on the same day by you and your immediate family members when calculating applicable sales charges.

Letter of Intent. You can purchase Class A Shares of any of the Funds offered by the Company over a 13-month period and pay the same sales charge you would have paid if all shares were purchased at once. The Company's transfer agent will hold in escrow 5% of your total investment (for payment of a higher sales charge in case you do not purchase the full amount indicated on the application) until the full amount is received. To participate, complete the "Letter of Intent" section on your New Account Application.

Reinvestment Privilege. You can reinvest some or all of the money that you receive when you sell Class A Shares of a Fund in Class A Shares of any of the other Funds offered by the Company within 60 days without paying a sales charge. You must notify the Fund's transfer agent at the time of your reinvestment that you qualify for this privilege.

Sales Charge Waivers--Class A Shares
In addition, there's no sales charge when you buy Class A Shares if:

.. You buy shares by reinvesting your dividends and capital gains distributions.

.. You're an officer or director of the Company (or an immediate family member of any such individual).

.. You're a director, a current or retired employee or a participant in an employee benefit or retirement plan of Mercantile Bankshares Corporation or any of its affiliates (or an immediate family member of any such individual).

.. You were a shareholder of the Company prior to September 30, 2002.

.. You're a broker, dealer or agent who has a sales agreement with the Company's distributor (or an employee or immediate family member of any such individual).

.. You buy shares pursuant to a wrap-free program offered by a broker-dealer or other financial institution.

.. You buy shares with the proceeds of Institutional Shares of a Fund redeemed in connection with a rollover of benefits paid by a qualified retirement or employee benefit plan or a distribution on behalf of any other qualified account administered by Mercantile-Safe Deposit & Trust Company or its affiliates or correspondents within 60 days of receipt of such payment.

.. You buy shares through a payroll deduction program.

.. You're exchanging Institutional Shares of a Fund received from the distribution of assets held in a qualified trust, agency or custodian account with Mercantile-Safe Deposit & Trust Company or any of its affiliates or correspondents.

If you think you qualify for any of these waivers, please call the Company at 1-800-551-2145 before buying any shares.

Sales Charge Waivers--Class B and Class C Shares
No CDSC is assessed on redemptions of Class B or Class C Shares if:

.. The shares were purchased with reinvested dividends or capital gains distributions.

.. The shares were purchased through an exchange of Class B or Class C Shares, as applicable, of another Fund.

.. The redemption represents a distribution from a qualified retirement plan under Section 403(b)(7) of the Internal Revenue Code, due to death, disability or the attainment of a specified age.

.. The redemption is in connection with the death or disability of the shareholder.

.. You participate in the Company's systematic withdrawal program and your annual withdrawals do not exceed 10% of your account's value.

.. Your account falls below the Fund's minimum account size, and the Company liquidates your account (see "Other Purchase and Redemption Information" on page 75).

.. The redemption results from a tax-free return of an excess contribution, pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

Distribution and Shareholder Service Fees
The Company has adopted separate plans under Rule 12b-1 that allow each Fund to pay fees from its Class A Share assets, Class B Share assets and Class C Share assets, respectively, for selling and distributing Class A Shares, Class B Shares and Class C Shares and for services provided to shareholders. Class A Shares of the Funds can pay distribution and service fees at an annual rate of up to 0.50% of each Fund's Class A Share assets, comprised of up to 0.25% for distribution services and expenses and up to 0.25% for shareholder services. Class B Shares and Class C Shares of the Funds can pay distribution and service fees at an annual rate of up to 1.00% of each Fund's Class B Share assets and Class C Share assets, respectively, comprised of up to 0.75% for distribution services and expenses and up to 0.25% for shareholder services. Because distribution (12b-1) fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

Calculating the CDSC on Class B and Class C Shares
The CDSC for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years. The CDSC is based on the value of the Class B or Class C Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, the Company will first sell any shares in your account that are not subject to a CDSC. The Company will then sell those shares that have the lowest CDSC.

Choosing between Class A, Class B and Class C Shares
Class B and Class C Shares are subject to higher fees than Class A Shares. For this reason, Class A Shares can be expected to pay higher dividends than Class B and Class C Shares. However, because Class A Shares of the Bond Funds and Equity Funds are subject to an initial sales charge which is deducted at the time you purchase Class A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in one of these Funds if you purchase Class A Shares than if you purchase Class B or Class C Shares of the Fund.

In deciding whether to buy Class A, Class B or Class C of the Bond Funds and Equity Funds, you should consider how long you plan to hold the shares. Over time, the higher fees on Class B and Class C Shares may equal or exceed the initial sales charge and fees for Class A Shares. Class A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Because of their higher operating expenses, Class B and Class C Shares of the Money Market Funds may not be appropriate for investors who do not plan to exchange their Class B or Class C Shares for Class B or Class C Shares of one or more of the Company's Equity or Bond Funds.

Although Class C Shares are subject to a CDSC for only one year, Class C Shares do not have the automatic eight-year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class B Shares. Individual purchases exceeding $1,000,000 will be rejected.

Consult your financial institution or financial advisor for help in choosing the appropriate share class.

Getting Your Investment Started
Class A, Class B and Class C Shares of the Funds may be purchased either by customers of financial institutions, including Mercantile-Safe Deposit & Trust Company, its affiliates and correspondent banks, and other qualified banks, savings and loan associations and broker-dealers ("financial institutions"), or by individuals, corporations or other entities directly through the Company.

Customers of financial institutions should contact the financial institutions directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "How To Buy Fund Shares--Opening and Adding to Your Fund Account."

Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

How To Buy Fund Shares
Minimum Investments. The minimum initial investment in a particular Fund is $1,000 and the minimum for subsequent investments is $100. The Company reserves the right to waive these minimums in certain instances.

Opening and Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through your financial institution.

        To Open an Account                       To Add to an Account
        ------------------                       --------------------
By Mail .Complete a New Account Application and  .Make your check payable to Mercantile
         mail it along with a check payable to    Funds, Inc. and mail it to the address on the
         Mercantile Funds, Inc. to:               left.

          Mercantile Funds, Inc.                 .Please indicate the particular Fund in which
          P.O. Box 182028                         you are investing.
          Columbus, Ohio
          43218-2028                             .Please include your account number on your
                                                  check.
          To obtain a New Account Application,
          call 1-800-551-2145.
------------------------------------------------------------------------------------------------

        To Open an Account                   To Add to an Account
        ------------------                   --------------------
By Wire .Before wiring funds, please call    .Instruct your bank to wire Federal funds to:
         1-800-551-2145 for complete wiring   Huntington Bank, Columbus, OH 43219,
         instructions.                        Bank Routing #044000024, Mercantile
                                              Concentration A/C # 01899622436.
        .Promptly complete a New Account
         Application and forward it to:      .Be sure to include your name and your Fund
                                              account number.
          Mercantile Funds, Inc.
          P.O. Box 182028                    .The wire should indicate that you are
          Columbus, Ohio 43218-2028           making a subsequent purchase as opposed to
                                              opening a new account.

  Consult your bank for information on remitting funds by wire and associated bank charges.

  You may use other investment options, including automatic investments, exchanges and directed reinvestments, to invest in your Fund account. Please refer to the section below entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

Explanation of Sales Price. The public offering price for shares of a Fund is based upon net asset value, plus, in the case of Class A Shares, any applicable sales charge. Class A, Class B and Class C shares will have different prices. A Fund will calculate its net asset value per Class A, Class B and Class C Shares by adding the value of the Fund's investments, cash and other assets attributable to Class A, Class B and Class C Shares, subtracting the Fund's liabilities attributable to Class A, Class B and Class C Shares, and then dividing the result by the number of Class A, Class B and Class C Shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

The assets of the Money Market Funds are valued at amortized cost, which generally approximates market value. Although the Money Market Funds seek to maintain their net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. The assets of the Bond Funds and Equity Funds are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Advisor under the supervision of the Company's Board of Directors. Debt securities held by the Bond Funds and Equity Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

Sometimes the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

Net asset value is computed (i) with respect to the Tax-Exempt Money Market Fund, at 11:00 a.m. Eastern Time each weekday and (ii) with respect to the Prime Money Market Fund and Government Money Market Fund, at 2:00 p.m. Eastern Time each weekday, in each case with the exception of those holidays on which the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of New York is closed. The Money Market Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

Net asset value is computed with respect to each Bond Fund and each Equity Fund as of the close of regular trading on the Exchange (currently 4:00 p.m. Eastern
Time) each weekday, in each case with the exception of those holidays on which the Exchange is closed. The Bond Funds and Equity Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency as determined by the Securities and Exchange Commission ("SEC"). In the event the Exchange does not open for business because of an emergency, the Company may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-551-2145.

Purchase orders will be accepted by the Funds' transfer agent only on a day when the shares of a Fund are priced (referred to as a "Business Day"). If you purchase shares of a Fund through a financial institution, the financial institution is responsible for transmitting your purchase order and required funds to the Funds' transfer agent on a timely basis.

If your purchase order for shares of a Money Market Fund is received by the Funds' transfer agent on a Business Day before the time the Fund's net asset value is calculated, your shares will be purchased at the public offering price calculated on that day, provided that the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange that day. If your purchase order for shares of a Money Market Fund is received by the Funds' transfer agent on a Business Day after the time the Fund's net asset value is calculated, your shares will be purchased at the public offering price calculated on the following Business Day if the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange on the following Business Day. If the procedures described above are not followed and if a Bank submitted the order, the Bank will be notified that the order has not been accepted. If you purchase shares of a Money Market Fund directly through the Company and if your purchase order is accompanied by payment in any form other than immediately available funds, shares will be purchased at the public offering price calculated on the next Business Day after the Business Day on which both the order and payment in immediately available funds are received by the Funds' transfer agent. Payments for orders which are not received or are not accepted because they are not in proper form will be returned after prompt inquiry.

Shares of the Bond Funds and Equity Funds are sold at the public offering price per share next computed after receipt of a purchase order by the Funds' transfer agent. If you purchase shares of a Bond Fund or Equity Fund through a financial institution and the Funds' transfer agent receives your purchase order from the Bank on a Business Day prior to the close of regular trading hours (currently 4:00 p.m. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the financial institution which submitted the order will be notified that the order has not been accepted. Payments for orders which are not received will be returned after prompt inquiry.

If you purchase shares of a Bond Fund or Equity Fund directly through the Company and if your purchase order, in proper form (including all necessary documentation and signature guarantees, where required) and accompanied by payment, is received by the Funds' transfer agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Funds' transfer agent receives your purchase order in proper form with the required payment.

On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

Customer Identification Program. Federal regulations may require the Company to obtain your name, your date of birth, your residential address or principal place of business, as the case may be, and (if different) mailing address, and your Social Security number, certified employer identification number or other government-issued identification number when you open or re-open an account. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for an employer identification number, the application must be provided at the time you open or reopen an account and the number submitted within 60 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

How To Sell Fund Shares
You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a financial institution, you may only redeem shares in accordance with the procedures established by your financial institution. If you purchased your shares directly from the Company, you can redeem shares using any of the methods described below.

                        To Redeem Shares
                        ----------------
By Mail                 .Send a written request to Mercantile Funds, Inc., P.O. Box 182028,
                         Columbus, Ohio 43218-2028.

                        .Your written request must
                         - be signed by each account holder;
                         - state the number or dollar amount of shares to be redeemed and identify the specific Fund;
                         - include your account number.

                        .Signature guarantees are required
                         - for all redemption requests over $100,000;
                         - for any redemption request where the proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record.
----------------------------------------------------------------------------------------------------------------------
By Electronic           Please call 1-800-551-2145 for more complete instructions for all of the below:
Transfer via Wire
and/or Automated        .You will need to provide the account name, account number, name of Fund and
Clearing House           amount of redemption.
("ACH")                  - $1,000 minimum per transaction for wires
(available only if you   - $100 minimum per transaction for ACH
completed the
appropriate section on  .If you have already opened your account and would like to add the electronic
the New Account          transfer feature, send a written request and the necessary documentation to:
Application)             Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028. The request must be signed (and signatures guaranteed) by each account owner.

                        .To change bank instructions, send a written request and the necessary documentation to the above address. The request must be signed (and signatures guaranteed) by each account owner.
----------------------------------------------------------------------------------------------------------------------
By Telephone            .Call 1-800-551-2145. You will need to provide the account name, account number,
(automatic unless you    name of Fund and amount of redemption.
checked the appropriate
box on the New Account  .If you have already opened your account and would like to add the telephone
Application)             redemption feature, send a written request to: Mercantile Funds, Inc., P.O. Box
                         182028, Columbus, Ohio 43218-2028. The request must be signed by each account owner.

                          Other redemption options, including exchanges and systematic withdrawals, are also available. Please refer to the section below entitled "Shareholder Services"
                          for more information.
----------------------------------------------------------------------------------------------------------------------

Explanation of Redemption Price. Redemption orders received in proper form (including all necessary documentation and signature guarantees, where required) by the Funds' transfer agent are processed at their net asset value per share next determined after receipt, less any applicable CDSC. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

Payment for redemption orders with respect to the Money Market Funds which are received by the Funds' transfer agent before the time the Fund's net asset value is calculated normally will be wired or sent to the shareholder(s) of record on the same Business Day. Payment for redemption orders with respect to the Money Market Funds which are received between the time the Fund's net asset value is calculated and the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) or on a non-Business Day normally will be wired or sent to the shareholder(s) of record on the next Business Day.

Payment for redemption orders with respect to the Bond Funds and Equity Funds generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order.

Although the Company intends to pay redemption proceeds promptly as described above, it reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Advisor believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Funds' transfer agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. The Company normally pays redemption proceeds in cash, but it has the right to deliver readily marketable portfolio securities having a market value equal to the redemption price. Until you sell these portfolio securities, you'll continue to bear the risk that the value of such securities may decline in response to changes in the U.S. or foreign markets. When you sell these portfolio securities, you'll pay brokerage charges.

Financial institutions are responsible for transmitting their customers' redemption orders to the Funds' transfer agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the financial institutions may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a financial institution to maintain a minimum cash balance in his or her account maintained with the financial institution and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

Other Purchase and Redemption Information
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

Shareholders should note that if an account balance falls below $1,000 as a result of redemptions and is not increased to at least $1,000 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

If you purchased shares by wire, you must file a New Account Application with the Funds' transfer agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so (for example, if the Company believes that telephone instructions are fraudulent or unauthorized). Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted by SEC rules (for example, for any period during which the Exchange is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted).

If you attempt to sell shares you recently purchased with a personal check, the Company may delay processing your request until it collects payment for those shares. This process may take up to 15 days, so if you plan to sell shares shortly after purchasing them, you may want to consider purchasing shares with a certified check or via electronic transfer to avoid delays.

Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

For current yield, purchase and redemption information, call 1-800-551-2145.

SHAREHOLDER SERVICES
The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. Except for retirement plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

Retirement Plans
Class A, Class B and Class C Shares of each Fund, except the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds ("Tax-Exempt Funds"), may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged by these plans, the limits on contributions to these plans and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plan, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax advisor to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

Exchange Privilege
You may exchange Class A Shares of a Fund for Class A Shares of any other Fund offered by the Company. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange Class A Shares of a Money Market Fund for Class A Shares of another Fund that imposes a sales charge on purchases. You won't pay a sales charge for exchanging Class A Shares of the Bond Funds or Equity Funds.

You may exchange Class B Shares of a Fund for Class B Shares of any other Fund offered by the Company. You won't pay a CDSC when you exchange your Class B Shares. However, when you sell the Class B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Class B Shares which you exchanged.

You may exchange Class C Shares of a Fund for Class C Shares of any other Fund offered by the Company. You won't pay a CDSC when you exchange your Class C Shares. However, when you sell the Class C Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Class C Shares which you exchanged.

Because of their higher operating expenses, Class B and Class C Shares of the Money Market Funds may not be appropriate for investors who do not plan to exchange their Class B or Class C Shares for Class B or Class C Shares of one or more of the Company's Equity or Bond Funds.

You may exchange shares by mailing your request to Mercantile Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028 or by telephoning your request to 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

You should read the Prospectus for the Fund into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax advisor for further information.

To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a calendar year. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

Automatic Investment Plan
One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Class A Shares, Class B Shares or Class C Shares will automatically be purchased monthly on the 15th day. If the 15th day is not a Business Day, the Fund shares will be purchased on the next Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

The Automatic Investment Plan is one way in which you can use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Bond Funds and Equity Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price which is lower than their purchase price.

Systematic Withdrawals
The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the 15th day of those months corresponding to your selection of monthly, quarterly, semi-annual or annual withdrawals, and distributed in cash or reinvested in shares of another Fund. If the 15th day of the month is not a Business Day, then the withdrawal will be made on the next Business Day. You need a minimum account balance of $10,000 to participate in the Company's systematic withdrawal program. Purchases of Class A Shares of the Bond Funds and Equity Funds concurrently with withdrawals are usually not advantageous because of the sales charge involved with the additional purchases. No CDSC will be charged on withdrawals of Class B or Class C Shares made through systematic withdrawals that don't annually exceed 10% of your account's value. To elect this option, or for more information, please call 1-800-551-2145.

Checkwriting
Checkwriting is available for non-IRA shareholders of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by the Company. There is no limit to the number of checks you may write per month, although each check must be in an amount of $500 or more. To sign up for the checkwriting privilege and obtain checks, you must complete the appropriate section of the New Account Application. To establish this checkwriting privilege after opening an account in a Fund, you must call the Company at 1-800-551-2145 to obtain a signature form. You will receive the daily dividends declared on the shares to be redeemed up to the day that a check is presented to your Fund's custodian for payment. Applicable CDSC charges for Class B and Class C Shares will be deducted from a shareholder's account the day the check is presented for payment. The Company may modify or terminate the checkwriting privilege on 30 days' written notice to shareholders. An account in a Fund may not be closed by writing a check. A penalty of $50 will be charged to a shareholder's account for each check returned due to insufficient funds (NSF).

Directed Reinvestments
Generally, dividends and capital gain distributions are automatically reinvested in Class A, Class B or Class C Shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and/or capital gain distributions automatically reinvested in Class A, Class B or Class C Shares of another Fund. To elect this option, complete the appropriate section on the New Account Application, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS
Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.

Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased shares through a financial institution, your dividends and distributions will be paid in cash and wired to your financial institution. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you indicated differently on the New Account Application. At your option, cash, dividends and distributions will be paid by check or via ACH. To change between the cash and reinvest options, notify the Company at 1-800-551-2145 or in writing. If you have elected to receive dividends and/or distributions in cash by check and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.

                             Distribution Schedule

-----------------------------------------------------------------------------------------------------
              Fund                           Dividends                  Capital Gains (if any)
              ----                           ---------                  ----------------------
Prime Money Market Fund           Declared daily and paid monthly Declared and paid at least annually
Government Money Market Fund      Declared daily and paid monthly Declared and paid at least annually
Tax-Exempt Money Market Fund      Declared daily and paid monthly Declared and paid at least annually
Limited Maturity Bond Fund        Declared daily and paid monthly Declared and paid at least annually
Total Return Bond Fund            Declared daily and paid monthly Declared and paid at least annually
Maryland Tax-Exempt Bond Fund     Declared daily and paid monthly Declared and paid at least annually
Intermediate Tax-Exempt Bond Fund Declared daily and paid monthly Declared and paid at least annually
National Tax-Exempt Bond Fund     Declared daily and paid monthly Declared and paid at least annually
Growth & Income Fund              Declared and paid monthly       Declared and paid semi-annually
Equity Income Fund                Declared and paid monthly       Declared and paid semi-annually
Equity Growth Fund                Declared and paid semi-annually Declared and paid semi-annually
Capital Opportunities Fund        Declared and paid annually      Declared and paid semi-annually
International Equity Fund         Declared and paid semi-annually Declared and paid semi-annually
Diversified Real Estate Fund      Declared and paid quarterly     Declared and paid semi-annually

TAX INFORMATION

Tax-Exempt Funds
Federal taxes. It is expected that each Tax-Exempt Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

In the case of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds, you should note that if you purchase shares just prior to a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

In the case of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds, you will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of each Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and local taxes. Dividends paid by the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law.

Shareholders of the Maryland Tax-Exempt Bond Fund who are individuals, corporations, estates or trusts and subject to Maryland state and local taxes will not be subject to such taxes on dividends paid by the Fund to the extent they qualify as exempt-interest dividends and are attributable to any of the following:

.. interest on tax-exempt obligations issued by the State of Maryland or its political subdivisions and authorities;

.. interest on obligations issued by the U.S. Government and its agencies, instrumentalities, authorities and possessions or territories;

.. gain realized by the Fund on the sale or exchange of tax-exempt obligations issued by the State of Maryland or its political subdivisions, agencies, instrumentalities and authorities;

.. gain realized by the Fund on the sale or exchange of obligations issued by the U.S. Government and its agencies, instrumentalities and authorities.

Distributions attributable to sources other than those described above will not be exempt from Maryland state and local taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of shares will be subject to Maryland taxation. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Taxable Funds
Federal taxes. Each of the Prime Money Market, Government Money Market, Limited Maturity Bond, Total Return Bond, Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity and Diversified Real Estate Funds ("Taxable Funds") contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (including all anticipated distributions of the Prime Money Market Fund and the Government Money Market Fund) will generally be taxable as ordinary income. (However, if a Fund's distributions exceed its net income and gain--as may be the case for the Diversified Real Estate Fund because REIT distributions often include a non-taxable return of capital--that excess will generally result in a non-taxable return of capital to you.)

You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In the case of each Fund, except the Prime Money Market and Government Money Market Funds, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

In the case of each Fund except the Prime Money Market Fund and Government Money Market Fund, you will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the International Equity Fund and, to some extent, the Limited Maturity Bond, Total Return Bond, Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. However, the Funds other than the International Equity Fund will not be able to make such an election.

REITs often do not provide complete tax information to the Diversified Real Estate Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

All Funds
State and local taxes. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.

Miscellaneous. The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign estates or trusts, or foreign corporations or partnerships may be subject to different U.S. federal income tax consequences. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MANAGEMENT OF THE COMPANY

Investment Advisor
MCA is the investment advisor for each Fund. MCA, which has its main office at Two Hopkins Plaza, Baltimore, Maryland 21201, is a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company and an indirect wholly-owned subsidiary of Mercantile Bankshares Corporation, a multi-bank holding company. As of June 30, 2002, MCA had approximately $2.6 billion in assets under management and its parent company, Mercantile-Safe Deposit & Trust Company, had $8 billion in assets under management.

MCA, subject to the general supervision of the Company's Board of Directors, manages the investment portfolio of each Fund in accordance with its investment objective and policies. This includes selecting portfolio investments and placing purchase and sale orders for each Fund.

In exchange for these services, MCA is entitled to investment advisory fees from the Funds that are calculated daily and paid monthly. For the fiscal year ended May 31, 2002, the Funds paid MCA advisory fees (net of waivers) as follows:

                                             Investment Advisory Fees
           Fund                                as a % of net assets
           ----                              ------------------------
           Prime Money Market Fund..........           0.23%
           Government Money Market Fund.....           0.22%
           Tax-Exempt Money Market Fund.....           0.22%
           Limited Maturity Bond Fund.......           0.25%
           Total Return Bond Fund...........           0.23%
           Maryland Tax-Exempt Bond Fund....           0.19%
           Intermediate Tax-Exempt Bond Fund           0.22%
           National Tax-Exempt Bond Fund....           0.24%
           Growth & Income Fund.............           0.49%
           Equity Income Fund...............           0.47%
           Equity Growth Fund...............           0.47%
           Capital Opportunities Fund.......           0.39%
           International Equity Fund........           0.27%
           Diversified Real Estate Fund.....           0.75%

MCA and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. For additional information on MCA, see http://www.adviserinfo.sec.gov.

The portfolio managers of the Funds are the following investment professionals:

Limited Maturity Bond Fund
Mark G. McGlone, Senior Vice President, is the primary portfolio manager for the Fund. Mr. McGlone has managed institutional fixed income portfolios at MCA and its predecessors for 21 years. He is assisted by the team of John C. Busse, Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has four years of investment experience; Kevin J. Dachille, Senior Vice President, who has managed institutional fixed income portfolios at MCA and its predecessors for 24 years; Joshua Kakel, Assistant Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has three years of investment experience; Matt Wyskiel, Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1994 and has eight years of investment experience; Larry McCoy, Vice President, who has managed institutional fixed income portfolios at Mercantile-Safe Deposit & Trust Company for 26 years; and Mira Park, Assistant Vice President, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has three years of investment experience. Mr. McGlone has managed the Fund since 1992.

Total Return Bond Fund
Kevin J. Dachille is the primary portfolio manager for the Fund. He is assisted by the team of John C. Busse, Mark G. McGlone, Joshua Kakel, Matt Wyskiel, Larry McCoy and Mira Park. For more information on Messrs. Dachille, Busse, McGlone, Kakel, Wyskiel, McCoy or Ms. Park, please see the Limited Maturity Bond Fund. Mr. Dachille has managed the Fund since it began operations in 1998.

Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds
Ronald M. Shostek, CFA, Vice President of MCA, is the primary manager for the Tax-Exempt Bond Funds. From 1992 to 1999, Mr. Shostek was a portfolio manager, trader, and underwriter of tax-exempt securities at Student Loan Marketing Association (Sallie Mae) and its broker/dealer subsidiary, Education Securities, Inc. Mr. Shostek has ten years of investment experience. Mr. Shostek has managed the Funds since February, 2000.

Growth & Income Fund
Manind V. Govil, CFA, Senior Vice President, with the guidance of Brian B. Topping, serves as the primary portfolio manager of the Fund. Mr. Govil has managed institutional portfolios at MCA and its predecessors since 1994. Mr. Topping, Vice Chairman of MCA, has managed institutional portfolios at MCA and its predecessor since 1976 and has participated in the management of the Fund since 1995. Mr. Govil has assisted in the management of the Fund since 1994 and has been the primary portfolio manager of the Fund since April, 1996. Mr. Govil and Mr. Topping are assisted by the following team of MCA equity investment professionals: Helen M. Callahan, CFA, Vice President, who has managed institutional portfolios at MCA and its predecessors for 22 years; Kevin Laake, Investment Officer, who joined Mercantile-Safe Deposit & Trust Company in 1999 after graduation from college and has three years of investment experience; George S. Michaels, CFA, Senior Vice President, who has managed institutional equity portfolios at MCA and its predecessors for 22 years and prior to that served as an equity research analyst; and Charles G. Rishell, CFA, Vice President, who has managed institutional equity portfolios at MCA and its predecessors for 29 years.

Equity Income Fund
George S. Michaels is the primary manager for the Fund. He is assisted by the following team of MCA equity investment professionals: Helen M. Callahan, Manind V. Govil, Kevin Laake and Charles G. Rishell. For more information on Messrs. Michaels, Govil, Laake or Rishell or Ms. Callahan, please see the Growth & Income Fund. Mr. Michaels and the team have managed the Fund since March, 2000.

Equity Growth Fund
Manind V. Govil, with the guidance of Brian B. Topping, serves as the primary portfolio manager for the Fund. Mr Govil has managed the Fund, and Mr. Topping has been assisting in the management of the Fund, since April 2002. Mr. Govil and Mr. Topping are assisted by the following team of MCA equity investment professionals: Helen M. Callahan, Kevin Laake, George S. Michaels and Charles
G. Rishell. For more information on Messrs. Govil, Topping, Laake, Michaels or Rishell or Ms. Callahan, please see the Growth & Income Fund.

Sub-Advisor--Capital Opportunities Fund
MCA has delegated responsibility for day-to-day portfolio management with respect to the Fund to Delaware Management Company ("Delaware"). Delaware manages the investment portfolio of the Capital Opportunities Fund in accordance with the investment requirements and policies established by MCA. Delaware receives a quarterly fee from MCA based on the Fund's average daily net assets.

Delaware, which has its main office at One Commerce Square, Philadelphia, Pennsylvania 19103, is a series of Delaware Management Business Trust, a Delaware business trust. As of May 31, 2002, Delaware and its investment management affiliates had approximately $83 billion in assets under management.

Gerald S. Frey, Managing Director/Chief Investment Officer, Growth Investing, serves as the primary manager for the Fund. Mr. Frey joined Delaware in 1996 and has 24 years of experience in the money management business. He is assisted by Francis Houghton, Jr., Vice President, Senior Portfolio Manager, who joined Lynch & Mayer in 1990, which merged into Delaware Investment Advisors in 1990, and has 35 years of experience in the money management business. Also assisting is Marshall T. Bassett, Vice President/Portfolio Manager, who joined Delaware in 1997 and has 12 years of experience; John A. Heffern, Vice President/Portfolio Manager, who joined Delaware in 1997 and has 8 years of experience; Jeffrey W. Hynoski, Vice President/Portfolio Manager, who joined Delaware in 1998; Steven T. Lampe, Vice President/Portfolio Manager, who joined Delaware in 1995; and Lori P. Wachs, Vice President/Portfolio Manager, who joined Delaware in 1992.

Sub-Advisors--International Equity Fund
MCA serves as investment advisor to the International Equity Fund using a multi-manager approach. This approach permits MCA to select Sub-Advisors, subject to the approval of the Company's Board of Directors and the Fund's shareholders, and to allocate the Fund's assets between them. When determining how to allocate Fund assets between Sub-Advisors, MCA considers a number of factors, including the Sub-Advisor's investment style and performance record as well as the characteristics of the Sub-Advisor's typical portfolio investments. MCA monitors the performance of each Sub-Advisor and the Fund and, to the extent it deems appropriate to achieve the Fund's investment objective, may change the allocation of Fund assets between the Sub-Advisors.

The assets of the International Equity Fund currently are managed in part by MS Investment Management and in part by Julius Baer. Each Sub-Advisor is responsible for the management of that portion of the Fund's assets allocated to that Sub-Advisor in accordance with the Fund's investment objective and policies and subject to the supervision of MCA and the Company's Board of Directors. For its services, each Sub-Advisor receives a quarterly fee from MCA based on that portion of the Fund's average daily net assets allocated to that Sub-Advisor.

MS Investment Management, a subsidiary of Morgan Stanley & Co., is located at 25 Cabot Square, Canary Wharf, London E14 4QA England. MS Investment Management had approximately $176 billion in assets under management at March 31, 2002 and, together with its other investment management affiliates, had approximately $416 billion in assets under management at March 31, 2002.

A portion of the Fund is managed by MS Investment Management's International Value Team. The current team members are Dominic Caldecott, the Chief Investment Officer and a Managing Director of MS Investment Management, William Lock, a Managing Director of MS Investment Management, Walter Riddell, Vice President, and Peter Wright, a Senior Portfolio Manager and a Managing Director of MS Investment Management. Mr. Caldecott has been with Morgan Stanley since 1986. Mr. Lock joined MS Investment Management in 1994. Mr. Riddell joined MS Investment Management in 1995. Mr. Wright joined MS Investment Management in 1996.

Julius Baer, a subsidiary of The Julius Baer Group, is located at 330 Madison Avenue, New York, New York 10017. Julius Baer had approximately $7.5 billion in assets under management at June 30, 2002, and The Julius Baer Group had approximately $78 billion in assets under management at June 30, 2002.

Richard Pell, Chief Investment Officer and Senior Vice President of Julius Baer since January 1995, and Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity with Julius Baer since September 1993, are responsible for the day-to-day management of that portion of the Fund's assets allocated to Julius Baer. Prior to joining Julius Baer, Mr. Pell was Vice President and head of Global Fixed Income at Bankers Trust Company and Mr. Younes was an Associate Director at Swiss Bank Portfolio Management from 1991 to 1993.

Diversified Real Estate Fund
The Fund is co-managed by Robert M. Law and David E. Ferguson, CFA. Mr. Law has overseen the Institutional Real Estate Department since joining Mercantile-Safe Deposit & Trust Company in 1994 and is Chairman of the Trust Real Estate Committee. Mr. Law has managed the Fund since it commenced operations in 1997. Mr. Ferguson, Vice President, is responsible for equity security selection, with 19 years of investment experience, and has assisted in managing the Fund since June, 1998. Before joining Mercantile-Safe Deposit & Trust Company in 1998, Mr. Ferguson was Director of Financial Analysis for USF&G Realty Advisors. Mr. Ferguson has been co-manager of the Fund since September, 1999.

FINANCIAL HIGHLIGHTS
The financial highlights tables shown below are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, the period since a particular Fund began operations). As of the date of this Prospectus, Class A, Class B and Class C Shares of the Funds had not been offered to investors. The financial highlights tables shown below reflect the financial performance of the Funds' Institutional Shares and are intended to provide you with long-term perspective as to the Funds' financial history. Certain information reflects the financial performance of a single Institutional Share of each of the Funds. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares in each Fund, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Company's Annual Report to Shareholders and are incorporated by reference into the SAI. The Annual Report to Shareholders and SAI are available free of charge upon request.

PRIME MONEY MARKET FUND
Financial Highlights for a share of the Prime Money Market Fund outstanding throughout each of the periods indicated:

                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income................................   0.0239    0.0575    0.0522    0.0486    0.0521
                                                        --------  --------  --------  --------  --------
   Total From Investment Operations....................   0.0239    0.0575    0.0522    0.0486    0.0521
                                                        --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income................................  (0.0239)  (0.0575)  (0.0522)  (0.0486)  (0.0521)
                                                        --------  --------  --------  --------  --------
   Total Distributions.................................  (0.0239)  (0.0575)  (0.0522)  (0.0486)  (0.0521)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        ========  ========  ========  ========  ========
Total Return...........................................     2.41%     5.91%     5.34%     4.97%     5.33%
Ratios/Supplemental Data
  Net Assets, End of Period (000)...................... $647,061  $661,899  $514,728  $530,835  $448,751
  Ratio of Expenses to Average Net Assets
   After Expense Waiver................................     0.38%     0.38%     0.38%     0.38%     0.42%
   Before Expense Waiver...............................     0.44%     0.44%     0.44%     0.45%     0.47%
  Ratio of Net Investment Income to Average Net Assets.     2.41%     5.69%     5.22%     4.84%     5.21%

GOVERNMENT MONEY MARKET FUND
Financial Highlights for a share of the Government Money Market Fund outstanding throughout each of the periods indicated:

                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income................................   0.0232    0.0566    0.0514    0.0478    0.0515
                                                        --------  --------  --------  --------  --------
   Total From Investment Operations....................   0.0232    0.0566    0.0514    0.0478    0.0515
                                                        --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income................................  (0.0232)  (0.0566)  (0.0514)  (0.0478)  (0.0515)
                                                        --------  --------  --------  --------  --------
   Total Distributions.................................  (0.0232)  (0.0566)  (0.0514)  (0.0478)  (0.0515)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        ========  ========  ========  ========  ========
Total Return...........................................     2.35%     5.81%     5.27%     4.89%     5.27%
Ratios/Supplemental Data
  Net Assets, End of Period (000)...................... $402,908  $430,856  $476,890  $445,522  $391,133
  Ratio of Expenses to Average Net Assets
   After Expense Waiver................................     0.38%     0.38%     0.38%     0.38%     0.42%
   Before Expense Waiver...............................     0.45%     0.44%     0.44%     0.45%     0.46%
  Ratio of Net Investment Income to Average Net Assets.     2.32%     5.65%     5.15%     4.76%     5.15%

TAX-EXEMPT MONEY MARKET FUND
Financial Highlights for a share of the Tax-Exempt Money Market Fund outstanding throughout each of the periods indicated:

                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                                        --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income................................   0.0161    0.0348    0.0317    0.0285    0.0318
                                                        --------  --------  --------  --------  --------
   Total From Investment Operations....................   0.0161    0.0348    0.0317    0.0285    0.0318
                                                        --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income................................  (0.0161)  (0.0348)  (0.0317)  (0.0285)  (0.0318)
                                                        --------  --------  --------  --------  --------
   Total Distributions.................................  (0.0161)  (0.0348)  (0.0317)  (0.0285)  (0.0318)
                                                        --------  --------  --------  --------  --------
Net Asset Value, End of Period......................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                        ========  ========  ========  ========  ========
Total Return...........................................     1.63%     3.54%     3.21%     2.89%     3.22%
Ratios/Supplemental Data
  Net Assets, End of Period (000)...................... $252,507  $195,275  $148,029  $143,221  $ 89,965
  Ratio of Expenses to Average Net Assets
   After Expense Waiver................................     0.38%     0.38%     0.38%     0.38%     0.43%
   Before Expense Waiver...............................     0.46%     0.46%     0.46%     0.49%     0.50%
  Ratio of Net Investment Income to Average Net Assets.     1.58%     3.46%     3.16%     2.80%     3.17%

LIMITED MATURITY BOND FUND
Financial Highlights for a share of the Limited Maturity Bond Fund outstanding throughout each of the periods indicated:

                                                            Year      Year      Year      Year      Year
                                                            Ended     Ended     Ended     Ended     Ended
                                                           5/31/02   5/31/01   5/31/00   5/31/99   5/31/98
                                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period..................... $  10.45  $  10.07  $  10.32  $  10.45  $  10.31
                                                          --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.48      0.60      0.58      0.58      0.60
  Net Realized and Unrealized Gain (Loss) on Investments.    (0.03)     0.38     (0.24)    (0.10)     0.22
                                                          --------  --------  --------  --------  --------
   Total From Investment Operations......................     0.45      0.98      0.34      0.48      0.82
                                                          --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.48)    (0.60)    (0.58)    (0.58)    (0.60)
  Net Capital Gains......................................    (0.08)       --     (0.01)    (0.03)    (0.08)
                                                          --------  --------  --------  --------  --------
   Total Distributions...................................    (0.56)    (0.60)    (0.59)    (0.61)    (0.68)
                                                          --------  --------  --------  --------  --------
Net Asset Value, End of Period........................... $  10.34  $  10.45  $  10.07  $  10.32  $  10.45
                                                          ========  ========  ========  ========  ========
Total Return.............................................     4.43%     9.92%     3.42%     4.63%     8.15%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $144,426  $162,435  $161,507  $166,257  $151,922
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.45%     0.45%     0.45%     0.45%     0.50%
   Before Expense Waiver.................................     0.58%     0.57%     0.57%     0.58%     0.78%
  Ratio of Net Investment Income to Average Net Assets...     4.60%     5.77%     5.67%     5.54%     5.71%
Portfolio turnover rate..................................    46.71%    42.21%    30.95%    59.73%    48.24%

TOTAL RETURN BOND FUND
Financial Highlights for a share of the Total Return Bond Fund outstanding throughout each of the periods indicated:

                                                            Year      Year      Year      Year     3/1/98/1/
                                                            Ended     Ended     Ended     Ended        to
                                                           5/31/02   5/31/01   5/31/00   5/31/99    5/31/98
                                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period..................... $   9.81  $   9.43  $   9.82  $  10.02  $  10.00
                                                          --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.53      0.62      0.60      0.59      0.15
  Net Realized and Unrealized Gain (Loss) on Investments.     0.08      0.38     (0.36)    (0.14)     0.02
                                                          --------  --------  --------  --------  --------
   Total From Investment Operations......................     0.61      1.00      0.24      0.45      0.17
                                                          --------  --------  --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.55)    (0.62)    (0.60)    (0.59)    (0.15)
  Net Capital Gains......................................    (0.03)       --     (0.03)    (0.06)       --
                                                          --------  --------  --------  --------  --------
   Total Distributions...................................    (0.58)    (0.62)    (0.63)    (0.65)    (0.15)
                                                          --------  --------  --------  --------  --------
Net Asset Value, End of Period........................... $   9.84  $   9.81  $   9.43  $   9.82  $  10.02
                                                          ========  ========  ========  ========  ========
Total Return.............................................     6.34%    10.81%     2.55%     4.48%     1.69%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $128,717  $124,342  $125,962  $107,149  $101,363
  Ratio of Expenses to Average Net Assets................
   After Expense Waiver..................................     0.45%     0.45%     0.45%     0.45%     0.45%/2/
   Before Expense Waiver.................................     0.59%     0.58%     0.59%     0.62%     0.73%/2/
  Ratio of Net Investment Income to Average Net Assets...     5.42%     6.34%     6.30%     5.82%     5.89%/2/
Portfolio turnover rate..................................    88.14%    87.61%    38.96%    74.94%    10.51%

--------
/1 /Commencement of operations.
/2 /Annualized.

MARYLAND TAX-EXEMPT BOND FUND
Financial Highlights for a share of the Maryland Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                              Year     Year      Year     Year     Year
                                                              Ended    Ended     Ended    Ended    Ended
                                                             5/31/02  5/31/01   5/31/00  5/31/99  5/31/98
                                                             -------  -------  -------   -------  -------
Net Asset Value, Beginning of Period........................ $ 10.88  $ 10.23  $ 10.78   $ 10.82  $ 10.38
                                                             -------  -------  -------   -------  -------
Income From Investment Operations:
 Net Investment Income......................................    0.44     0.47     0.45      0.45     0.48
 Net Realized and Unrealized Gain (Loss) on Investments.....    0.15     0.65    (0.55)    (0.04)    0.44
                                                             -------  -------  -------   -------  -------
   Total From Investment Operations.........................    0.59     1.12    (0.10)     0.41     0.92
                                                             -------  -------  -------   -------  -------
Less Distributions to Shareholders from:
 Net Investment Income......................................   (0.44)   (0.47)   (0.45)    (0.45)   (0.48)
                                                             -------  -------  -------   -------  -------
   Total Distributions......................................   (0.44)   (0.47)   (0.45)    (0.45)   (0.48)
                                                             -------  -------  -------   -------  -------
Net Asset Value, End of Period.............................. $ 11.03  $ 10.88  $ 10.23   $ 10.78  $ 10.82
                                                             =======  =======  =======   =======  =======
Total Return................................................    5.55%   11.09%   (0.87)%    3.81%    9.03%
Ratios/Supplemental Data
 Net Assets, End of Period (000)............................ $50,720  $41,131  $31,472   $26,565  $14,980
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.....................................    0.45%    0.45%    0.45%     0.45%    0.49%
   Before Expense Waiver....................................    0.78%    0.79%    0.83%     0.87%    1.03%
 Ratio of Net Investment Income to Average Net Assets.......    4.05%    4.37%    4.37%     4.12%    4.49%
Portfolio turnover rate.....................................   17.67%   32.07%   60.16%    22.78%   55.95%

INTERMEDIATE TAX-EXEMPT BOND FUND
Financial Highlights for a share of the Intermediate Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                           Year     Year     Year     Year     3/1/98/1/
                                                           Ended    Ended    Ended    Ended       to
                                                          5/31/02  5/31/01  5/31/00  5/31/99   5/31/98
                                                          -------  -------  -------  -------  --------
Net Asset Value, Beginning of Period..................... $ 10.00  $  9.62  $ 10.00  $ 10.01  $ 10.00
                                                          -------  -------  -------  -------  -------
Income From Investment Operations:
  Net Investment Income..................................    0.38     0.41     0.38     0.38     0.10
  Net Realized and Unrealized Gain (Loss) on Investments.    0.10     0.38    (0.32)    0.07     0.01
                                                          -------  -------  -------  -------  -------
   Total From Investment Operations......................    0.48     0.79     0.06     0.45     0.11
                                                          -------  -------  -------  -------  -------
Less Distributions to Shareholders from:
  Net Investment Income..................................   (0.38)   (0.41)   (0.38)   (0.38)   (0.10)
  Net Capital Gains......................................      --       --    (0.06)   (0.08)      --
                                                          -------  -------  -------  -------  -------
   Total Distributions...................................   (0.38)   (0.41)   (0.44)   (0.46)   (0.10)
                                                          -------  -------  -------  -------  -------
Net Asset Value, End of Period........................... $ 10.10  $ 10.00  $  9.62  $ 10.00  $ 10.01
                                                          =======  =======  =======  =======  =======
Total Return.............................................    4.89%    8.32%    0.64%    4.58%    1.07%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $79,238  $80,047  $81,498  $90,895  $93,992
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    0.45%    0.45%    0.45%    0.45%    0.45%/2/
   Before Expense Waiver.................................    0.75%    0.73%    0.74%    0.76%    0.88%/2/
  Ratio of Net Investment Income to Average Net Assets...    3.79%    4.13%    3.85%    3.80%    3.84%/2/
Portfolio turnover rate..................................   47.25%   92.07%  140.28%  149.02%   10.13%

--------
/1 / Commencement of operations.
/2 / Annualized.

NATIONAL TAX-EXEMPT BOND FUND
Financial Highlights for a share of the National Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                            Year      Year      Year       Year     3/1/98/1/
                                                            Ended     Ended     Ended      Ended        to
                                                           5/31/02   5/31/01   5/31/00    5/31/99    5/31/98
                                                          --------  --------  --------   --------  --------
Net Asset Value, Beginning of Period..................... $   9.91  $   9.38  $   9.93   $  10.05  $  10.00
                                                          --------  --------  --------   --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.39      0.45      0.45       0.44      0.11
  Net Realized and Unrealized Gain (Loss) on Investments.     0.16      0.53     (0.51)        --      0.05
                                                          --------  --------  --------   --------  --------
   Total From Investment Operations......................     0.55      0.98     (0.06)      0.44      0.16
                                                          --------  --------  --------   --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.39)    (0.45)    (0.45)     (0.44)    (0.11)
  Net Capital Gains......................................    (0.21)       --     (0.04)     (0.12)       --
                                                          --------  --------  --------   --------  --------
   Total Distributions...................................    (0.60)    (0.45)    (0.49)     (0.56)    (0.11)
                                                          --------  --------  --------   --------  --------
Net Asset Value, End of Period........................... $   9.86  $   9.91  $   9.38   $   9.93  $  10.05
                                                          ========  ========  ========   ========  ========
Total Return.............................................     5.81%    10.60%    (0.55)%     4.43%     1.64%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $174,299  $181,297  $172,920   $178,067  $178,116
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.45%     0.45%     0.45%      0.45%     0.45%/2/
   Before Expense Waiver.................................     0.73%     0.72%     0.72%      0.74%     0.86%/2/
  Ratio of Net Investment Income to Average Net Assets...     3.97%     4.58%     4.69%      4.36%     4.49%/2/
Portfolio turnover rate..................................   108.13%   160.45%   113.69%    123.30%     7.37%

--------
/1 /Commencement of operations.
/2 /Annualized.

GROWTH & INCOME FUND
Financial Highlights for a share of the Growth & Income Fund outstanding throughout each of the periods indicated:

                                                            Year       Year       Year      Year      Year
                                                            Ended      Ended      Ended     Ended     Ended
                                                           5/31/02    5/31/01    5/31/00   5/31/99   5/31/98
                                                          --------   --------   --------  --------  --------
Net Asset Value, Beginning of Period..................... $  20.96   $  25.50   $  24.43  $  21.37  $  18.25
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.15       0.17       0.13      0.18      0.20
  Net Realized and Unrealized Gain (Loss) on Investments.    (2.16)     (1.77)      2.75      3.62      5.01
                                                          --------   --------   --------  --------  --------
   Total From Investment Operations......................    (2.01)     (1.60)      2.88      3.80      5.21
                                                          --------   --------   --------  --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.15)     (0.17)     (0.16)    (0.14)    (0.23)
  Net Capital Gains......................................    (1.96)     (2.77)     (1.65)    (0.60)    (1.86)
                                                          --------   --------   --------  --------  --------
   Total Distributions...................................    (2.11)     (2.94)     (1.81)    (0.74)    (2.09)
                                                          --------   --------   --------  --------  --------
Net Asset Value, End of Period........................... $  16.84   $  20.96   $  25.50  $  24.43  $  21.37
                                                          ========   ========   ========  ========  ========
Total Return.............................................   (10.08)%    (7.42)%    12.11%    18.20%    29.40%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $390,191   $469,580   $484,438  $427,038  $373,864
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.70%      0.70%      0.70%     0.70%     0.71%
   Before Expense Waiver.................................     0.81%      0.80%      0.80%     0.81%     0.88%
  Ratio of Net Investment Income to Average Net Assets...     0.87%      0.76%      0.53%     0.80%     0.99%
Portfolio turnover rate..................................    41.17%     44.48%     28.46%    26.48%    24.09%

EQUITY INCOME FUND
Financial Highlights for a share of the Equity Income Fund outstanding throughout each of the periods indicated:

                                                            Year        Year        Year       Year     3/1/98/1/
                                                            Ended       Ended       Ended      Ended        to
                                                           5/31/02     5/31/01     5/31/00    5/31/99    5/31/98
                                                          --------   --------     --------   --------  --------
Net Asset Value, Beginning of Period..................... $   5.09   $   7.07     $  10.25   $  10.21  $  10.00
                                                          --------   --------     --------   --------  --------
Income From Investment Operations:
  Net Investment Income..................................     0.07       0.08         0.18       0.17      0.04
  Net Realized and Unrealized Gain (Loss) On Investments.    (0.42)     (0.00)/3/    (1.22)      1.23      0.19
                                                          --------   --------     --------   --------  --------
   Total From Investment Operations......................    (0.35)      0.08        (1.04)      1.40      0.23
                                                          --------   --------     --------   --------  --------
Less Distributions to Shareholders from:
  Net Investment Income..................................    (0.07)     (0.08)       (0.19)     (0.17)    (0.02)
  Net Capital Gains......................................    (0.25)     (1.98)       (1.95)     (1.19)       --
                                                          --------   --------     --------   --------  --------
   Total Distributions...................................    (0.32)     (2.06)       (2.14)     (1.36)    (0.02)
                                                          --------   --------     --------   --------  --------
Net Asset Value, End of Period........................... $   4.42   $   5.09     $   7.07   $  10.25  $  10.21
                                                          ========   ========     ========   ========  ========
Total Return.............................................    (7.26)%     1.66%      (10.98)%    15.30%     2.28%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $103,601   $108,124     $194,948   $314,306  $319,971
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................     0.70%      0.70%        0.70%      0.70%     0.70%/2/
   Before Expense Waiver.................................     0.83%      0.81%        0.80%      0.82%     0.93%/2/
  Ratio of Net Investment Income to Average Net Assets...     1.47%      1.44%        2.09%      1.77%     1.45%/2/
Portfolio turnover rate..................................    28.86%     32.09%       58.67%     24.47%     2.00%

--------
/1 / Commencement of operations.
/2 / Annualized.
/3 / Amount rounds to less than $0.01.

EQUITY GROWTH FUND
Financial Highlights for a share of the Equity Growth Fund outstanding throughout each of the periods indicated:

                                                            Year      Year     Year     Year     3/1/98/1/
                                                            Ended     Ended    Ended    Ended       to
                                                           5/31/02   5/31/01  5/31/00  5/31/99   5/31/98
                                                          -------   -------   -------  -------  --------
Net Asset Value, Beginning of Period..................... $  9.32   $ 12.67   $ 11.48  $ 10.28  $ 10.00
                                                          -------   -------   -------  -------  -------
Income From Investment Operations:
  Net Investment Income..................................    0.01      0.04      0.04     0.04     0.02
  Net Realized and Unrealized Gain (Loss) on Investments.   (2.70)    (2.58)     2.01     2.23     0.27
                                                          -------   -------   -------  -------  -------
   Total From Investment Operations......................   (2.69)    (2.54)     2.05     2.27     0.29
                                                          -------   -------   -------  -------  -------
Less Distributions to Shareholders from:
  Net Investment Income..................................   (0.02)    (0.03)    (0.04)   (0.05)   (0.01)
  Net Capital Gains......................................   (0.11)    (0.78)    (0.82)   (1.02)      --
                                                          -------   -------   -------  -------  -------
   Total Distributions...................................   (0.13)    (0.81)    (0.86)   (1.07)   (0.01)
                                                          -------   -------   -------  -------  -------
Net Asset Value, End of Period........................... $  6.50   $  9.32   $ 12.67  $ 11.48  $ 10.28
                                                          =======   =======   =======  =======  =======
Total Return.............................................  (29.18)%  (20.97)%   17.94%   23.13%    2.89%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $42,638   $73,582   $76,637  $47,521  $34,876
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    0.70%     0.70%     0.70%    0.70%    0.70%/2/
   Before Expense Waiver.................................    0.86%     0.84%     0.85%    0.91%    1.02%/2/
  Ratio of Net Investment Income to Average Net Assets       0.14%     0.35%     0.31%    0.38%    0.68%/2/
Portfolio turnover rate..................................   57.89%    28.45%    13.66%   62.49%    7.99%

--------
/1 /Commencement of operations.
/2 /Annualized.

CAPITAL OPPORTUNITIES FUND
Financial Highlights for a share of the Capital Opportunities Fund outstanding throughout the period indicated:

                                                               Year     7/5/00/1/
                                                               Ended        to
                                                              5/31/02    5/31/01
                                                             -------   --------
Net Asset Value, Beginning of Period........................ $  8.39   $ 10.00
                                                             -------   -------
Income From Investment Operations:
 Net Investment Income......................................   (0.05)    (0.00)/3/
 Net Realized and Unrealized Gain (Loss) on Investments.....   (1.00)    (1.60)
                                                             -------   -------
   Total From Investment Operations.........................   (1.05)    (1.60)
                                                             -------   -------
Less Distributions to Shareholders from:
 Net Investment Income......................................      --     (0.00)/3/
 Distribution In Excess of Net Investment Income............      --     (0.01)
 Net Capital Gains..........................................      --
                                                             -------   -------
   Total Distributions......................................    0.00     (0.01)
                                                             -------   -------
 Net Asset Value, End of Period............................. $  7.34   $  8.39
                                                             =======   =======
Total Return................................................  (12.51)%  (15.96)%
Ratios/Supplemental Data
 Net Assets, End of Period (000)............................ $36,065   $27,155
 Ratio of Expenses to Average Net Assets
   After Expense Waiver.....................................    1.25%     1.25%/2/
   Before Expense Waiver....................................    1.57%     1.90%/2/
 Ratio of Net Investment Income to Average Net Assets.......   (0.74)%   (0.14)%/2/
Portfolio turnover rate.....................................  123.84%    94.47%

--------
/1 /Commencement of operations.
/2 /Annualized.
/3 /Amount rounds to less than $0.01.

INTERNATIONAL EQUITY FUND
Financial Highlights for a share of the International Equity Fund outstanding throughout each of the periods indicated:

                                                                       Year      Year      Year      Year     Year
                                                                       Ended     Ended     Ended     Ended    Ended
                                                                      5/31/02   5/31/01   5/31/00   5/31/99  5/31/98
                                                                      -------  -------   --------  -------   -------
Net Asset Value, Beginning of Period................................. $ 10.53  $ 14.90   $  13.35  $ 13.90   $ 13.18
                                                                      -------  -------   --------  -------   -------
Income From Investment Operations:
  Net Investment Income..............................................    0.07     0.08       0.07     0.11      0.12
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign
   Currency..........................................................    0.29    (1.94)      2.89    (0.27)     1.42
                                                                      -------  -------   --------  -------   -------
   Total From Investment Operations..................................    0.36    (1.86)      2.96    (0.16)     1.54
                                                                      -------  -------   --------  -------   -------
Less Distributions to Shareholders from:
  Net Investment Income..............................................   (0.01)   (0.01)     (0.07)   (0.08)    (0.15)
  Net Capital Gains..................................................      --    (2.50)     (1.34)   (0.31)    (0.67)
                                                                      -------  -------   --------  -------   -------
   Total Distributions...............................................   (0.01)   (2.51)     (1.41)   (0.39)    (0.82)
                                                                      -------  -------   --------  -------   -------
Net Asset Value, End of Period....................................... $ 10.88  $ 10.53   $  14.90  $ 13.35   $ 13.90
                                                                      =======  =======   ========  =======   =======
Total Return.........................................................    3.46%  (15.50)%    21.73%   (1.02)%   12.77%
Ratios/Supplemental Data
  Net Assets, End of Period (000).................................... $89,614  $97,264   $118,382  $81,301   $85,402
  Ratio of Expenses to Average Net Assets
   After Expense Waivers.............................................    1.25%    1.02%      1.00%    1.00%     1.03%
   Before Expense Waiver.............................................    1.56%    1.17%      1.12%    1.14%     1.14%
  Ratio of Net Investment Income to Average Net Assets...............    0.71%    0.78%      0.50%    0.82%     0.92%
Portfolio turnover rate..............................................   76.95%  204.16%    155.72%   67.33%    55.55%

DIVERSIFIED REAL ESTATE FUND
Financial Highlights for a share of the Diversified Real Estate Fund outstanding throughout each of the periods indicated:

                                                           Year     Year     Year     Year    8/1/97/1/
                                                           Ended    Ended    Ended    Ended       to
                                                          5/31/02  5/31/01  5/31/00  5/31/99   5/31/98
                                                          -------  -------  -------  -------  --------
Net Asset Value, Beginning of Period..................... $ 10.09  $  8.99  $  9.37  $10.13    $10.00
                                                          -------  -------  -------  ------    ------
Income From Investment Operations:
  Net Investment Income..................................    0.50     0.47     0.50    0.53      0.35
  Net Realized and Unrealized Gain (Loss) on Investments.    1.42     1.18    (0.39)  (0.76)     0.09
                                                          -------  -------  -------  ------    ------
   Total From Investment Operations......................    1.92     1.65     0.11   (0.23)     0.44
                                                          -------  -------  -------  ------    ------
Less Distributions to Shareholders from:
  Net Investment Income..................................   (0.52)   (0.46)   (0.42)  (0.52)    (0.28)
  Return of Capital......................................   (0.03)   (0.09)   (0.07)  (0.01)    (0.03)
  Net Capital Gains......................................   (0.04)      --       --      --        --
                                                          -------  -------  -------  ------    ------
   Total Distributions...................................   (0.59)   (0.55)   (0.49)  (0.53)    (0.31)
                                                          -------  -------  -------  ------    ------
Net Asset Value, End of Period........................... $ 11.42  $ 10.09  $  8.99  $ 9.37    $10.13
                                                          =======  =======  =======  ======    ======
Total Return.............................................   19.55%   18.75%    1.59%  (1.80)%    4.31%
Ratios/Supplemental Data
  Net Assets, End of Period (000)........................ $44,809  $26,088  $12,419  $7,829    $6,677
  Ratio of Expenses to Average Net Assets
   After Expense Waiver..................................    1.00%    1.00%    1.00%   1.00%     1.00%/2/
   Before Expense Waiver.................................    1.07%    1.12%    1.34%   1.47%     2.25%/2/
  Ratio of Net Investment Income to Average Net Assets...    4.60%    5.18%    5.62%   6.03%     4.17%/2/
Portfolio turnover rate..................................   10.82%    8.94%   10.36%  14.35%     0.84%

--------
/1 /Commencement of operations.
/2 /Annualized.

Service Providers
Management and support services are provided to the Funds by several organizations.

Investment Advisor and Administrator:
Mercantile Capital Advisors, Inc.
Baltimore, Maryland

Sub-Advisor to the Capital Opportunities Fund:
Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, Pennsylvania

Sub-Advisors to the International Equity Fund:
Morgan Stanley Investment Management Limited
London, England

Julius Baer Investment Management Inc.
New York, New York

Custodian for each Fund except the International Equity Fund:
The Fifth Third Bank
Cincinnati, Ohio

Custodian for the International Equity Fund:
State Street Bank and Trust Company
North Quincy, Massachusetts

Transfer Agent:
BISYS Fund Services Ohio, Inc.
Columbus, Ohio

Distributor:
BISYS Fund Services Limited Partnership
Columbus, Ohio

For More Information
You'll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports
The Company's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it is incorporated by reference into (considered to be part of) this Prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-800-551-2145 or writing to:

Mercantile Funds, Inc.
Mutual Fund Administration
Two Hopkins Plaza
Baltimore, Maryland 21201

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Fund's documents by visiting the SEC's Public Reference Room in Washington, DC. You may also obtain copies of the Fund's documents after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR database on the SEC's website at http://www.sec.gov.

The Company's Investment Company Act File No. is 811-5782.

                             MERCANTILE FUNDS, INC.

                              Institutional Shares

                       Statement of Additional Information

                               September 30, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                                       Page
                                                                                       ----
INVESTMENT OBJECTIVES, POLICIES AND RISKS ......................................         3

FUNDAMENTAL LIMITATIONS ........................................................        41

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .................................        44

NET ASSET VALUE ................................................................        45

ADDITIONAL INFORMATION CONCERNING TAXES ........................................        47

MANAGEMENT OF THE COMPANY ......................................................        50

INDEPENDENT ACCOUNTANTS ........................................................        63

COUNSEL ........................................................................        63

ADDITIONAL INFORMATION CONCERNING SHARES .......................................        63

PERFORMANCE INFORMATION ........................................................        67

MISCELLANEOUS ..................................................................        79

FINANCIAL STATEMENTS ...........................................................        80

APPENDIX A .....................................................................       A-1

APPENDIX B .....................................................................       B-1

                  This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated September 30, 2002 for Insitutional Shares of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund of Mercantile Funds, Inc. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectus, as well as the Mercantile Funds, Inc. Annual Report to Shareholders dated May 31, 2002 (the "Annual Report"), may be obtained without charge by calling 1-800-551-2145 or by writing Mercantile Funds, Inc., c/o BISYS Fund Services Limited Partnership, 3435 Stelzer Road,

Columbus, OH 43219-3035. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

The audited financial statements included in the Annual Report and the related report of PricewaterhouseCoopers LLP, the independent accountants of Mercantile Funds, Inc., contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated herein by reference.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal. While the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund will attempt to maintain their net asset value at $1.00 per share, it is possible to lose money by investing in these Funds. You could also lose money by investing in one of the other Funds. In addition, the dividends paid by a Fund will go up and down. Mercantile Capital Advisors, Inc., a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, serves as investment advisor and administrator to the Funds, is paid fees for its services, and is not affiliated with BISYS Fund Services Limited Partnership, the Funds' distributor.

                             MERCANTILE FUNDS, INC.

                  Mercantile Funds, Inc. (the "Company") is a Maryland corporation which commenced operations on July 21, 1989 as an open-end, professionally managed investment company. The Company was formerly known as M.
S. D. & T. Funds, Inc. The Company currently offers Institutional Shares in three money market portfolios (the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund, also referred to herein as the "Money Market Funds"); five bond portfolios (the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund, also referred to herein as the "Bond Funds"); and six equity portfolios (the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund, also referred to herein as the "Equity Funds"). The Money Market Funds, Equity Funds and Bond Funds may also be referred to herein individually as a "Fund" and collectively as the "Funds." The Equity Funds and Bond Funds may at times be referred to herein as the "Non-Money Market Funds." Each Fund except the Maryland Tax-Exempt Bond Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Maryland Tax-Exempt Bond Fund is classified as non-diversified under the 1940 Act.

                  Each Fund also offers Class A Shares, Class B Shares and Class C Shares, which are described in a separate statement of additional information and related prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

                  The investment objective, principal investment strategies and principal risks of each Fund are described in the Prospectus. The following information supplements the description of the Funds' investment objectives, policies and risks as set forth in the Prospectus.

                  The Funds' investment advisor (the "Advisor") and, with respect to the Capital Opportunities Fund and International Equity Fund, the Funds' sub-advisors (each a "Sub-Advisor") use a range of investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks which are also described in the following sections. You should consider which Funds best meet your investment goals. The Advisor and Sub-Advisor(s) will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.

Prime Money Market Fund

                  The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations of both foreign and domestic issuers, that are available in the money markets. In particular, the Fund may invest in:

                  . U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of U.S. banks);

                  . obligations issued or guaranteed as to principal and
                    interest by the U.S. Government or by its agencies or instrumentalities;

                  . commercial paper rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency") and corporate bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies;

                  . unrated commercial paper, corporate bonds and other
                    instruments that are of comparable quality as determined by the Advisor pursuant to guidelines approved by the Company's Board of Directors;

                  . asset-backed securities rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

                  . obligations issued by state and local governmental bodies;
                    and

                  . repurchase agreements relating to the above instruments.

                  See Appendix A for a description of applicable debt security ratings.

Government Money Market Fund

                  The Government Money Market Fund invests primarily (under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and repurchase agreements backed by such obligations. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

Tax-Exempt Money Market Fund

                  The Tax-Exempt Money Market Fund invests primarily in:

           .      municipal notes, including variable rate demand notes, rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

           .      tax-exempt commercial paper rated at the time of purchase
within the highest rating category assigned by one or more Rating Agencies;

           .      municipal bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies; and

           .      unrated municipal notes, tax-exempt commercial paper,
municipal bonds and other instruments that are of comparable quality as determined by the Advisor pursuant to guidelines approved by the Company's Board of Directors.

           See Appendix A for a description of applicable debt security ratings.

                  As a matter of fundamental policy, during normal market conditions, at least 80% of the Tax-Exempt Money Market Fund's net assets plus any borrowings for investment purposes will be invested in municipal obligations the interest on which is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax for either individuals or corporations. Up to 20% of the Fund's net assets may be invested in private activity bonds that are subject to the federal alternative minimum tax or taxable money market instruments, although the Fund does not intend to invest in such instruments on a regular basis.

Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds

                  Under normal circumstances, each of the Equity Income and Equity Growth Funds will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, including common stock, preferred stock and securities convertible into common stock. This 80% policy of each Fund may be changed by the Board of Directors of the Company without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

                  Under normal circumstances, each of the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may invest up to 20% (25% with respect to the Growth & Income and Capital Opportunities Funds) of its net assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to debt obligations convertible into common stock ("convertible securities"), that at the time of purchase carry one of the three highest ratings assigned by a Rating Agency. Investments may also be made in unrated debt obligations which the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund) has determined to be of comparable quality. Up to 10% of each Fund's total assets may be invested in convertible securities that are rated at the time of purchase in the fourth highest rating category or lower by one or more Rating Agencies. Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default. See Appendix A for a description of applicable debt security ratings.

                  The Capital Opportunities Fund expects to make only limited investments in debt securities; however, it reserves the right to invest up to 25% of its net assets in debt securities during periods when the Sub-Advisor determines that suitable equity securities that offer capital appreciation are unavailable in sufficient quantities.

International Equity Fund

                  Under normal circumstances, the International Equity Funds will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, primarily the equity securities of foreign issuers. This 80% policy may be changed by the Board of Directors of the Company without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

                  Currently, the Fund is authorized to invest in the securities of issuers located in Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Singapore, Slovak Republic, Slovenia, Spain, South Africa, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, Venezuela and Zimbabwe. The Fund may also purchase the securities of issuers located in the United States. The Fund may also invest in the securities of foreign issuers in the form of sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") as described below under "Additional Information on Investment Policies and Risks."

Diversified Real Estate Fund

                  Under normal circumstances, the Diversified Real Estate Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in the securities of companies principally engaged in the real estate business. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change. Companies principally engaged in the real estate business include real estate investment trusts ("REITs"), real estate operating companies, real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or such company has at least 50% of its assets in such real estate.

                  The Fund invests primarily in shares of REITs under normal circumstances. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. Equity REITs can also realize capital gains by selling properties that have appreciated in value. For additional tax information, see "Additional Information Concerning Taxes" below.

                  Although the Fund expects to invest primarily in the common stocks of companies principally engaged in the real estate business, it may also invest in preferred stocks, investment grade debt obligations, convertible securities (including investment grade bonds and preferred stocks) and warrants. Debt obligations that carry one of the four highest ratings assigned by a Rating Agency are considered to be investment grade. See "Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds" above for a discussion of certain risks in investing in debt obligations that carry the lowest of the four highest ratings assigned by a Rating Agency.

Limited Maturity Bond Fund

                  Under normal circumstances, the Limited Maturity Bond Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change. Debt obligations in which the Fund invests include obligations of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments.

Total Return Bond Fund

                  Under normal circumstances, the Total Return Bond Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change. Debt obligations in which the Fund invests include obligations of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments.

                  Debt securities in which the Fund may invest include Brady Bonds, which are securities issued in various currencies (primarily the U.S. dollar) that have been created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for Latin American debt instruments. Brady Bonds are neither issued nor guaranteed by the U.S. Government. Investments by the Fund in Brady Bonds are subject to the Fund's limitation on foreign investments.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds

                  As a matter of fundamental policy, except during temporary defensive periods as a result of adverse market, economic, political or other conditions, at least 80% of the net assets plus any borrowings for investment purposes of each of the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund will be invested in securities the interest on which is exempt from federal income tax (including the federal alternative minimum tax) and, in the case of the Maryland Tax-Exempt Bond Fund, Maryland state and local taxes.

                  Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Additional Information on Investment Policies and Risks." Investments by a Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund's assets may be invested in such instruments. Each Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by each Fund.

Risk Factors

                  Market Risk

                  To the extent that a Fund invests in equity securities, the Fund is subject to market risk. That is, the possibility exists that common stocks will decline over short or even extended periods of time. Both the U.S. and foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Therefore, the net asset value of each Non-Money Market Fund, particularly each Equity Fund, may fluctuate with movements in the equity markets.

                  Interest Rate Risk and Credit Risk

                  To the extent that a Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate-environment. Generally, the market value of fixed income securities (including municipal obligations) in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Each of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

                  Foreign Securities

                  There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of dividends or principal and interest on foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

                  Although the International Equity Fund will invest primarily in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with U.S. dollar exchange rates, as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

                  Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

                  European Currency Unification

                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

                  This change may significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

                  Real Estate Industry Risk

                  Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws.

                  Changes in interest rates could affect the performance of REITs. In general, during periods of high interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance.

                  Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

                  Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Additional Information Concerning Taxes" below.

                  Derivative Instruments

                  The Non-Money Market Funds may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

                  Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

                  The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the evaluations of the Advisor or Sub-Advisor will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

                  Risks Associated with Investments in Maryland Municipal Obligations

                  The Maryland Tax-Exempt Bond Fund usually invests at least 80% of its net assets plus any borrowings for investment purposes among the principal types of investment grade municipal obligations issued by the State of Maryland, its agencies, counties, municipalities, taxing districts and other political subdivisions. Risks associated with such municipal obligations vary by type. For example, factors affecting the local economy of a particular county or city may affect the investment quality of that county's or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State of Maryland. Limited obligation revenue bonds may fluctuate in investment quality due to economic factors affecting only the particular revenue stream. For example, a downturn in the Maryland healthcare sector or a downturn for a specific healthcare borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific healthcare revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured. Following is a general overview of the types of municipal bonds held by the Maryland Tax-Exempt Bond Fund, together with a discussion of some economic risks affecting such bonds.

                  As of May 31, 2002, the Maryland Tax-Exempt Bond Fund had significant holdings in:

                  . General obligation bonds issued by the State of Maryland, its counties, its cities and certain other agencies;

                  . Revenue bonds backed by certain public facility,
                    transportation or special tax revenue;

                  . Revenue bonds issued on behalf of private charitable
                    hospital or healthcare corporations, all of which were pre-funded or escrowed to maturity;

                  . Revenue bonds issued on behalf of private colleges and
                    universities; and

                  . Housing revenue bonds.

                  State and local economic conditions may affect the investment quality and value of bonds held by the Maryland Tax-Exempt Bond Fund. Following is a brief description of state-wide economic conditions derived from information released on or before July 18, 2002, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

                  The State of Maryland has a population of approximately 5.4 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Population is concentrated around the Baltimore and Washington, D.C. primary metropolitan statistical area and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 2001 was 4.1% compared to a national rate for the same period of 4.8%. Total employment increased by 7.6% between 1991 and 2001. The State's personal income per capita was the fifth highest in the nation in 2001, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 115.5% of the national average.

                  Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds currently held by the Maryland Tax-Exempt Bond Fund. Water and sewer revenues are affected by trends in population, new construction and weather. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. As of mid-year 2001, Maryland hospitals and healthcare corporations generally face a more difficult operating environment than in previous years, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

                  To reduce risk, the Maryland Tax-Exempt Bond Fund allocates its investments among the various types of Maryland state and municipal obligations, evaluates the potential risks and rewards of all securities purchased, does not invest in below-investment grade bonds, and includes some insured and pre-refunded bonds in its portfolio.

                  Other Risk Considerations Concerning Municipal Obligations

                  Each of the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in municipal obligations that are private activity bonds the interest on which is subject to the federal alternative minimum tax. Investments in such securities will be subject to each Fund's 20% limitation on taxable investments. Although no Fund presently intends to do so on a regular basis, each Fund may invest 25% or more of its total assets in industrial development bonds issued before August 7, 1986 that are not subject to the federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.

                  The Maryland Tax-Exempt Bond Fund is classified as a "non-diversified" portfolio. The investment return on a non-diversified portfolio is typically dependent upon the performance of a smaller number of securities than a diversified portfolio and the change in value of any one security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

Additional Information on Investment Policies and Risks

                  Quality and Maturity - Money Market Funds

                  All securities acquired by the Money Market Funds will be determined at the time of purchase by the Advisor, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and
(b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. In accordance with current SEC regulations, the Prime Money Market Fund intends to invest no more than 5% of its total assets in securities, other than U.S. Government securities, that are rated at the time of purchase within the second highest rating category assigned by one or more Rating Agencies (including securities that are unrated but determined by the Advisor to be of comparable quality). See Appendix A for a description of the Rating Agencies' various rating categories.

                  Each Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will a Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Funds invest may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

                  Government Obligations and Money Market Instruments

                  Each Fund except the International Equity Fund may invest in securities issued or guaranteed by the U.S. Government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Examples of the types of U.S. Government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation. Obligations of certain agencies and instrumentalities, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law.

                  Certain U.S. Government obligations held by the Money Market Funds may be variable or floating rate instruments. Others may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

                  Each Fund except the Government Money Market Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase (the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches). Each Fund except the International Equity Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Advisor determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets.

                  Taxable commercial paper purchased by each Fund will be rated at the time of purchase within the highest rating category assigned by a Rating Agency (tier one with respect to the Capital Opportunities Fund). Corporate bonds purchased by the Funds with remaining maturities of thirteen months or less will be rated at the time of purchase within the highest rating category (two highest rating categories with respect to the Prime Money Market Fund and four highest rating categories with respect to the Capital Opportunities Fund) assigned by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Prime Money Market Fund may also invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Advisor deems the investments to present minimal credit risks.

                  Variable and Floating Rate Instruments

                  Each Fund may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by a Money Market Fund must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

                  The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of variable and floating rate instruments and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

                  Variable and floating rate demand instruments acquired by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund involved. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

                  Municipal Obligations

                  The Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds will invest primarily in municipal obligations. The Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, Prime Money Market Fund, Limited Maturity Bond Fund and Total Return Bond Fund (each a "taxable Fund") may invest from time to time in municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal obligations may be advantageous for a taxable Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable Fund that come from interest on municipal obligations will be taxable to shareholders.

                  The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security. If the issuer of a moral obligation security is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

                  Within the principal classifications described above there are a variety of categories, including certificates of participation and custodial receipts which may be purchased by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds. Certificates of participation represent undivided proportional interests in lease payments by a governmental or non-profit agency. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Certain lease obligations may include "non-appropriation" clauses, which provide that the entity has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Participation in such leases presents the risk that an entity will not appropriate funds for lease payments. For this and other reasons, certificates of participation are generally not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. To the extent that these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities described below under "Managing Liquidity."

                  Custodial receipts evidence the right to receive either specific future interest payments, principal payments or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" or "M-CATS", and "Municipal Zero-Coupon Receipts."

                  The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may also make privately arranged loans to municipal borrowers. Generally such loans are unrated, in which case they will be determined by a Fund's Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Such loans may be secured or unsecured and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities.

                  In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund) rely on these opinions and do not intend to review the bases for them.

                  Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described above under "Government Obligations and Money Market Instruments," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

                  Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments provided that, in the case of the Prime Money Market and Tax-Exempt Money Market Funds, they have remaining maturities of 397 days or less at the time of purchase.

                  Private activity bonds have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. The Tax-Exempt Money Market Fund will not invest in such bonds where the payment of principal and interest are the responsibility of a company (including predecessors) with less than three years of continuous operation.

                  The payment of principal and interest on most municipal obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

                  An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes"). Moreover, with respect to Maryland municipal obligations, the Maryland Tax-Exempt Bond Fund cannot predict what legislation, if any, may be proposed in the Maryland legislature concerning the Maryland income tax status of interest on such obligations, or what proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Maryland municipal obligations specifically, for investment by a Fund and the liquidity and value of a Fund's portfolio. In such an event, the Company would reevaluate the investment objectives and policies of such Funds.

                  Stand-By Commitments

                  The Tax-Exempt Money Market, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price equal to their amortized cost value plus interest. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

                  The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the particular Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The Funds intend to enter into stand-by commitments only with banks, brokers or dealers which, in the opinion of the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor or Sub-Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Each Fund's reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

                  The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

                  Convertible Securities

                  Convertible securities which may be purchased by the Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate and Total Return Bond Funds entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and the ratings of the securities. Since Rating Agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Advisor (or Sub-Advisor) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

                  Asset-Backed Securities

                  The Prime Money Market Fund, Limited Maturity Bond Fund and Total Return Bond Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities purchased by the Prime Money Market Fund will have remaining maturities of 397 days or less. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

                  Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

                  The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

                  Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund's limitation on illiquid investments described below under "Managing Liquidity."

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                  Mortgage-Related Securities

                  The Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

                  CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

                  SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

                  The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the

United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

                  Lower Quality Debt Securities ("Junk Bonds").

                  The Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may purchase lower quality debt securities convertible into common stock and the Total Return Bond Fund may invest up to 10% of its net assets in lower quality debt securities. Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

                  Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

                  Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

                  A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

                  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

                  Repurchase Agreements

                  Each Fund except the Tax-Exempt Money Market Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

                  The repurchase price under repurchase agreements generally is equal to the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will enter into repurchase agreements only with financial institutions it deems creditworthy, and during the term of any repurchase agreement, the Advisor (or Sub-Advisor) will continue to monitor the creditworthiness of the seller.

                  Reverse Repurchase Agreements

                  Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

                  Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase.

                  When-Issued Purchases and Forward Commitments

                  Each Fund may purchase securities on a "when-issued" basis and may enter into a "forward commitment" to purchase or sell securities. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

                  When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Funds expect that their commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of their total assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

                  A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

                  When a Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets, and fluctuations in the value of the underlying securities are not reflected in such Fund's net asset value as long as the commitment remains in effect.

                  Other Investment Companies

                  In connection with the management of its daily cash position, each Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. In addition, each Non-Money Market Fund may invest in securities issued by other non-money market investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

                  The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

                  Lending Portfolio Securities

                  Each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, loans will be made only to borrowers deemed by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) to be of good standing and only when, in the judgment of the Advisor or Sub-Advisor, the income to be earned from the loans justifies the attendant risks.

                  When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and also earns income on the loans. Any cash collateral received by a Fund in connection with such loans will be invested in short-term money market obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. While there is no limit on the amount of securities which the Funds may loan, fees attributable to securities lending activities are subject to certain limits under the Internal Revenue Code of 1986, as amended.

                  Standard & Poor's Depository Receipts, Standard & Poor's MidCap 400 Depository Receipts, The Dow Industrials Diamonds and iShares(sm).

                  The Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"), Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs") and The Dow Industrials DIAMONDS ("DIAMONDS"), all of which are exchange-traded funds. SPDRs represent ownership in the SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to tract the performance and dividend yield of the Standard & Poor's MidCap 400 Index. DIAMONDS represent ownership in the DIAMONDS Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and yield of the Dow Jones Industrial Average. Because investments in SPDRs, MidCap SPDRs and DIAMONDS represent investments in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  The Capital Opportunities Fund also may invest in another type of exchange-traded fund known as Russell 2000 (R) Growth Index iShares(sm), which are shares of an investment company that is intended to track the performance and dividend yield of the Russell 2000 (R) Growth Index. Because investments in iShares(sm) represent interests in another investment company, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  American, European and Global Depositary Receipts

                  The International Equity Fund may invest up to 100% of its total assets, and the Growth & Income, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond and Total Return Bond Funds each may invest up to 25% of its total assets, in sponsored ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depositary Receipts or CDRs, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are issued and traded in several international financial markets. GDRs are designed for trading in non-U.S. securities markets. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

                  Foreign Currency Exchange Contracts

                  The Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Limited Maturity Bond and Total Return Bond Funds may from time to time enter into forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit) relating to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund involved to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) under two circumstances.

                  First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This is sometimes referred to as "transaction hedging".

                  Second, when the Advisor (or Sub-Advisor) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. This is sometimes referred to as "position hedging". The Funds do not intend to enter into forward contracts for position hedging purposes on a regular or continuing basis.

                  None of the Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. In addition, the Funds will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A Fund's custodian will place in a separate account cash or liquid portfolio securities in an amount equal to the value of such Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

                  At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

                  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

                  If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the federal tax treatment of forward contracts, see "Additional Information Concerning Taxes - Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds."

                  Options Trading

                  Equity Income, Equity Growth, Capital Opportunities, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds. The Equity Income, Equity Growth, Capital Opportunities, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

                  When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.

                  The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

                  A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund) believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

                  When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

                  Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

                  Transactions in options on securities and indices also involve additional risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

                  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                  Futures and Related Options

                  The Equity Income, Equity Growth, Capital Opportunities, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments), except as may be otherwise permitted under applicable regulations.

                  Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The International Equity Fund may enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward foreign currency contracts described above) and related futures options, as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets.

                  More information regarding futures contracts and related options can be found in Appendix B.

                  Interest Rate Swaps

                  The Bond Funds may enter into interest rate swap transactions for hedging purposes. Interest rate swaps involve an exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

                  A Fund will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. To the extent that a Fund's potential exposure in a transaction involving an interest rate swap is covered by the segregation of cash or liquid portfolio securities, the Fund and the Advisor believe that the transaction does not constitute a senior security under the 1940 Act and, accordingly, will not treat the transaction as being subject to the Fund's borrowing restrictions.

                  The Funds will not enter into interest rate swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated A or A-1 or better by Standard and Poor's Ratings Group or A or P-1 or better by Moody's Investors Service, Inc. or, if unrated, is determined to be of comparable quality by the Advisor. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the market for other similar instruments which are traded in the interbank market. The Advisor, under the supervision of the Company's Board of Directors, is responsible for determining and monitoring the liquidity of the Funds' transactions in interest rate swaps.

                  The use of interest rate swaps is a highly specialized activity which involves an investment technique and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of interest rates, the investment performance of a Fund would be less favorable than it would have been if this investment techniques were not used.

                  Rights and Warrants

                  The Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate and Total Return Bond Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. No Fund intends to invest more than 5% of its net assets in rights and warrants during the current fiscal year.

                  Other Investment Policies and Techniques of the International Equity Fund

                  From time to time the International Equity Fund may use the investment techniques identified below. It is the International Equity Fund's current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques, except that a different limitation applies to writing foreign currency call options.

                  - Foreign Currency Put Options. The International Equity Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

                  - Foreign Currency Call Options. A call option written by the International Equity Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund to cover such call writing.

                  - Unlisted Foreign Currency Put and Call Options. A number of major investment firms trade unlisted currency options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the International Equity Fund's limitation on investments in illiquid securities.

                  Managing Liquidity

                  Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds will not invest more than 15% (10% with respect to the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds) of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities, unlisted foreign currency options and other securities, for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

Portfolio Transactions and Turnover

                  Subject to the general supervision and approval of the Company's Board of Directors, Mercantile Capital Advisors, Inc. (the "Advisor" or "MCA") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund other than the Capital Opportunities Fund and International Equity Fund. Delaware Management Company ("Delaware" or the "Sub-Advisor"), a series of Delaware Management Business Trust, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Capital Opportunities Fund in accordance with the investment policies and requirements established by the Advisor. Morgan Stanley Investment Management Limited ("MS Investment Management" or the "Sub-Advisor") and Julius Baer Investment Management Inc. ("Julius Baer" or the "Sub-Advisor") each is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a portion of the assets of the International Equity Fund in accordance with the investment policies and requirements established by the Advisor.

                  Portfolio securities for the Money Market Funds are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions. No brokerage commissions were paid with respect to the Money Market Funds during the fiscal years ended May 31, 2000, May 31, 2001 and May 31, 2002.

                  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. During the fiscal years ended May 31, 2000, May 31, 2001 and May 31, 2002, brokerage commissions of $226,232, $516,937 and $456,588, respectively, were paid by the Growth & Income Fund; brokerage commissions of $576,052, $190,874 and $96,149, respectively, were paid by the Equity Income Fund; brokerage commissions of $32,580, $57,335 and $110,348, respectively, were paid by the Equity Growth Fund; brokerage commissions of $742,166, $523,621 and $281,517, respectively, were paid by the International Equity Fund; and brokerage commissions of $18,378, $30,888 and $43,727, respectively, were paid by the Diversified Real Estate Fund. During the period July 5, 2000 (commencement of operations) through May 31, 2001 and the fiscal year ended May 31, 2002, brokerage commissions of $182,650 and $288,342, respectively, were paid by the Capital Opportunities Fund.

                  During the fiscal year ended May 31, 2000, no brokerage commissions were paid to any affiliated person of the Company. During the fiscal years ended May 31, 2001 and May 31, 2002, brokerage commissions were paid to affiliated persons of the Company as follows:

                                                                                 2001                   2001
                                                                                 % of              % of Aggregate
                             Affiliated                   2001                 Aggregate             Commission
          Fund                 Broker               Aggregate Amount          Commissions           Transactions
          ----                 ------               ----------------          -----------           ------------
International Equity      Morgan Stanley &               $2,980                  0.01%                  0.00%
Fund                      Co., Inc.

                                                                                 2002                   2002
                                                                                 % of             % of Aggregate
                             Affiliated                   2002                 Aggregate             Commission
          Fund                 Broker               Aggregate Amount          Commissions           Transactions
          ----                 ------               ----------------          -----------           ------------
International Equity      Morgan Stanley                $ 16,815                 5.97%                  2.21%
Fund                      Julius Baer                   $    468                 0.17%                  0.11%

                  Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

                  Securities purchased and sold by the Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds are generally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. No brokerage commissions were paid with respect to these Funds during the fiscal years ended May 31, 2000, May 31, 2001 and May 31, 2002.

                  The Tax-Exempt Money Market Fund and each of the Non-Money Market Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund), in its sole discretion, believes such practice to be otherwise in the Fund's interests.

                  In making portfolio investments, the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) seeks to obtain the best net price and the most favorable execution of orders. The Advisor (or Sub-Advisor) may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or the Advisor (or Sub-Advisor). The Advisor (or Sub-Advisor) is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor (or Sub-Advisor) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's (or Sub-Advisor's) overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

                  Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) and does not reduce the advisory fees payable by the Funds or the sub-advisory fees payable by the Advisor. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal year ended May 31, 2002, the Funds paid the following soft dollar commissions: the Capital Opportunities Fund directed $1,355,043.10 worth of transactions to brokers because of research services provided and paid $3,936.00 in commissions on those transactions and the International Equity Fund directed $3,233,765.00 worth of transactions to brokers because of research services provided and paid $6,353.74 in commissions on those transactions. Julius Baer did not receive any soft dollars for any transactions for the International Equity Fund.

                  With respect to the Money Market Funds, the Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Funds prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if it believes that the Funds' anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged, and may in the future charge, a higher price for commercial paper where they undertake to repurchase it prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Funds on the commercial paper. The Advisor may pay a higher price for commercial paper where it secures such an undertaking if the Advisor believes that the prepayment privilege is desirable to assure the Funds' liquidity and such an undertaking cannot otherwise be obtained.

                  Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund). Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisor (or Sub-Advisor) believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Advisor (or Sub-Advisor) may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

                  The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the

Advisor, Sub-Advisors, BISYS Fund Services Limited Partnership or any affiliated person (as such term is defined in the 1940 Act) of any of them, except to the extent permitted by the 1940 Act or the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

                  The Funds may from time to time purchase securities issued by the Company's "regular broker/dealers". During the fiscal year ended May 31, 2002, the Funds held securities issued by the "regular broker/dealers" of the Company as follows:

                  The Prime Money Market Fund held $9,984,000 of Goldman Sachs, $20,199,000 of Merrill Lynch, $19,974,000 of Morgan Stanley and $20,997,000 of UBS Finance. The Growth & Income Fund held $10,230,000 of State Street Corporation. The Limited Maturity Bond Fund held $2,638,000 of Wachovia. The Total Return Bond Fund held $1,061,000 of Merrill Lynch and $1,286,000 of JP Morgan. The Equity Growth Fund held $763,000 of State Street Corporation. The Equity Income Fund held $2,063,000 of JP Morgan, $2,168,000 of Wachovia and $947,000 of UNUM Provident. The International Equity Fund held $557,000 of HSBC Holdings and $824,000 of UBS AG.

                  The ratings assigned by each Rating Agency represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Advisor (or Sub-Advisor or Sub-Advisors in the case of the Capital Opportunities Fund and International Equity Fund, respectively), when authorized, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

                  The Money Market Funds do not intend to seek profits through short-term trading. The Money Market Funds' annual portfolio turnover rates will be relatively high but portfolio turnover is not expected to have a material effect on their net income. The Money Market Funds' portfolio turnover rates are expected to be zero for regulatory reporting purposes.

                  Under certain market conditions, the Non-Money Market Funds may experience high portfolio turnover rates as a result of their investment strategies. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund involved and ultimately by its shareholders.

                  Portfolio turnover rates for the Non-Money Market Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for the Non-Money Market Funds, and each of those Funds may engage in short-term trading to achieve its investment objective.

                  The significant variances in the portfolio turnover rates in the National Tax Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund for the fiscal year ended May 31, 2002 as compared to the fiscal year ended May 31, 2001 were due to the fluctuations in the securities markets and the portfolio managers' responses to such fluctuations.

                  There was a significant increase in the portfolio turnover rate for the International Equity Fund for the fiscal year ended May 31, 2002 from the Fund's portfolio turnover rate for the fiscal years ended May 31, 2000 and May 31, 2001 largely as a result of a change in the Fund's sub-advisors. At the end of January 2001, MS Investment Management and Julius Baer began to serve as sub-advisors to the Fund. A majority of the securities held by the previous sub-advisor were sold and the proceeds were invested in the Fund's current holdings.

FUNDAMENTAL LIMITATIONS

                  The investment objective of each of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, Growth & Income Fund, International Equity Fund and Diversified Real Estate Fund discussed in the Prospectus is "fundamental", which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. The investment objective of each of the Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Equity Income Fund, Equity Growth Fund, and Capital Opportunities Fund discussed in the Prospectus may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 30 days' written notice before such a change occurs. Unless otherwise noted, each Fund's investment policies discussed above and in the Prospectus are not fundamental and may be changed by the Company's Board of Directors without shareholder approval.

                  Each Fund is subject to the following fundamental limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined below under "Miscellaneous").

                  No Fund may:

                  1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or, with respect to each Fund other than the International Equity Fund, more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (i) up to 25% of the value of the total assets of each Fund other than the Maryland Tax-Exempt Bond Fund may be invested without regard to these limitations; and (ii) up to 50% of the value of the Maryland Tax-Exempt Bond Fund's total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Tax-Exempt Bond Fund's total assets may be invested in the securities of any one issuer. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the Diversified Real Estate Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and provided further that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; (ii) with respect to the Money Market Funds only, obligations issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

         3. Borrow money or, with respect to the Non-Money Market Funds, issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% (5% in the case of the International Equity Fund) of the value of its total assets at the time of such borrowing. A Fund (other than the Tax-Exempt Money Market Fund) will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund's total assets are outstanding. The Tax-Exempt Money Market Fund will not purchase portfolio securities while any borrowings (including reverse repurchase agreements and borrowings from banks) are outstanding. Securities held by a Non-Money Market Fund in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this limitation.

         4. Purchase or sell real estate, except that (a) each Fund may purchase securities of issuers which deal in real estate; (b) the Tax-Exempt Money Market, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in municipal obligations secured by real estate or interests therein; (c) the Non-Money Market Funds may purchase securities which are secured by real estate or interests therein;

(d) the Limited Maturity Bond, Total Return Bond and Diversified Real Estate Funds may invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities; and (e) the Diversified Real Estate Fund may sell any real estate it acquires as a result of a default on debt securities held by the Fund.

         5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting.

         6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that (a) the Tax-Exempt Money Market Fund may purchase put options on municipal obligations; and (b) the Non-Money Market Funds may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         7. Purchase securities of companies for the purpose of exercising control.

         8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) each Non-Money Market Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that (a) each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) each Non-Money Market Fund may enter into futures contracts and related options.

         10. Make loans, except that (a) each Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (b) each Fund except the Tax-Exempt Money Market Fund may enter into repurchase agreements with respect to portfolio securities; (c) each Fund except the Tax-Exempt Money Market Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund's permitted investments and is equal at all times to at least 100% of the value of the securities loaned; and (d) the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in privately arranged loans in accordance with their investment objectives and policies.

         In addition, no Money Market Fund may:

         11. Knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons.

         12. Issue senior securities, except that, subject to the percentage limitations set forth in Investment Limitation No. 3 above, each Fund may borrow money from banks and enter into reverse repurchase agreements for temporary purposes and pledge assets in connection with any such borrowing.

                  Except as stated otherwise, if a percentage limitation is satisfied at the time an investment is made, a subsequent increase in that percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

                  As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market and Tax-Exempt Money Market Funds intend to subject their entire investment portfolios, other than U.S. Government securities, to the 5% limitation described in Investment Limitation No. 1 above. However, in accordance with such regulations, a Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Advisor to be of comparable quality. A Fund may not hold more than one such investment at any one time.

                  Although the foregoing investment limitations would permit the Growth & Income, Diversified Real Estate, Limited Maturity Bond and Maryland Tax-Exempt Bond Funds to invest in options, futures contracts and related options, as specified above, such Funds do not currently intend to engage in such transactions.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem a Fund's Institutional Shares is included in the Funds' Prospectus. Institutional Shares of each Fund are sold on a continuous basis by the Company's distributor, BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), which has agreed to use appropriate efforts to promote the Company and to solicit orders for the purchase of such Institutional Shares.

                  If any portion of the Institutional Shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Funds' transfer agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to Institutional Shares purchased by money order or wire payment. During the period prior to the time the Institutional Shares are redeemed, dividends on such Institutional Shares will accrue and be payable.

                  Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said

Exchange is restricted, or during which an emergency (as determined by the SEC) exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their Institutional Shares upon the occurrence of any of the foregoing conditions.)

                  In addition to the situations described in the Prospectus, the Company may redeem Institutional Shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Institutional Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund Institutional Shares as provided in the Prospectus from time to time.

                  The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's Institutional Shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in-kind"). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem Institutional Shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

NET ASSET VALUE

All Funds

                  The net asset value per share of a particular series of a Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such series, less the liabilities of the Fund allocable to such series, by the number of outstanding shares of such series. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Company allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a series of a Fund are charged to that series. Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund or series thereof are conclusive.

Money Market Funds - Use of Amortized Cost Method

          The Company uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities. Pursuant to this method, an instrument is initially valued at cost and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

          In connection with its use of amortized cost valuation, the Company limits the dollar-weighted average maturity of each Money Market Fund's portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 397 days (with certain exceptions). The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Non-Money Market Funds

          The Equity Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market.

          The Bond Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities for which market quotations are readily available (other than securities with remaining maturities of 60 days or less) are valued at the mean of the most recent bid and asked prices.

          For each Non-Money Market Fund, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Directors determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds

          For purposes of this discussion regarding additional information concerning taxes, the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be collectively referred to as the "Tax-Exempt Funds."

          As described above and in their Prospectus, the Tax-Exempt Funds are designed to provide investors with income exempt from regular federal income tax and, with respect to the Maryland Tax-Exempt Bond Fund, Maryland state and local income tax. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. The Tax-Exempt Money Market Fund is not designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations. In addition, each Tax-Exempt Fund must distribute an amount equal to at least the sum of 90% of its net exempt-interest income, if any, and 90% of its investment company taxable income, if any, with respect to each taxable year. After the close of the taxable year, each Tax-Exempt Fund will notify shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Limited Maturity Bond and Total Return Bond Funds

          With respect to the Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Limited Maturity Bond and Total Return Bond Funds, the tax principles applicable to transactions in certain financial instruments and futures contracts and options that may be engaged in by the Funds are complex and, in some cases, uncertain. Such transactions may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

          Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument, if such instrument is not subject to the mark-to-market rules under the Code. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules.

          Dividends paid by the Funds will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Fund from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for federal alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

Diversified Real Estate Fund

          The Diversified Real Estate Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Advisor does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

All Funds

          Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in that month will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income to avoid liability for this excise tax.

          Each Fund is treated as a separate entity under the Code. During the most recent taxable year, each Fund qualified as a "regulated investment company." Although each Fund expects to qualify as a regulated investment company in subsequent years and to be relieved of all or substantially all federal income taxes, and in the case of the Maryland Tax-Exempt Bond Fund, Maryland state and local income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (whether or not derived from interest on municipal obligations in the case of the Tax-Exempt Funds) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction allowed to corporations under the Code. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

MANAGEMENT OF THE COMPANY

Directors and Officers

          The business and affairs of the Company are managed under the general supervision of the Company's Board of Directors in accordance with the laws of the State of Maryland and the Company's Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Interested Directors." Directors who are not deemed to be "interested persons" of the Company are referred to as "Independent Directors."

                                                                                      Number of
                                         Term of Office                              Portfolios in
                           Position(s)    and Length of                             Fund Complex/3/
                            Held with         Time      Principal Occupation(s)      Overseen by    Other Directorships
Name, Address and Age/1/     Company        Served/2/    During Past 5 Years           Director     Held by Director/4/
----------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTORS

Leslie B. Disharoon/5/    Chairman of         Since            Retired.                   14        Director, Baltimore Gas &
Age 69                    the Board           1989                                                  Electric Company; Director,
                                                                                                    Travelers Property Casualty
                                                                                                    Corp.; Director, Aegon USA, Inc.

Decatur H. Miller/6/      Director and        Since            Retired.                   14        None
Age 70                    Treasurer           1989



INDEPENDENT
DIRECTORS

Edward D. Miller          Director            Since      Dean/Chief Executive             14        None
Age 59                                        1998       Officer, Johns Hopkins
                                                         Medicine, January
                                                         1997 to date;
                                                         Interim Dean, Johns
                                                         Hopkins Medicine,
                                                         March 1996 to
                                                         January 1997;
                                                         Chairman, Department
                                                         of Anesthesiology
                                                         and Critical Care
                                                         Medicine, Johns
                                                         Hopkins University,
                                                         July 1994 to date.

John R. Murphy            Director            Since      Vice Chairman, National          14        Director, Omnicom Group
Age 68                                        1994       Geographic Society, March
                                                         1998 to date; President and
                                                         Chief Executive Officer,
                                                         National Geographic

                                                         Society, May 1996 to March

                                                         1998.

George R. Packard III        Director            Since                                         14        Director, Offitbank.
Age 70                                           1998       President, U.S. - Japan
                                                            Foundation, July
                                                            1998 to date;
                                                            Visiting President,
                                                            International
                                                            University of Japan,
                                                            1994 to 1998; Former
                                                            Dean, School of
                                                            Advanced
                                                            International
                                                            Studies at The Johns
                                                            Hopkins University.

OFFICERS

                             President           Since                                         N/A       N/A
John J. Pileggi                                  2002       Executive Vice President of
Two Hopkins Plaza                                           Mercantile Safe-Deposit &
10/th/ Floor                                                Trust Company since 2002;
Baltimore, MD 21201                                         President and Chief
Age 43                                                      Executive Officer of
                                                            Mercantile Capital
                                                            Advisors, Inc. since 2002;
                                                            President and Chief
                                                            Executive Officer of
                                                            Hopkins Plaza Securities
                                                            since 2002.  President and
                                                            Chief Executive Officer of
                                                            PlusFunds in 2001.
                                                            President and Chief
                                                            Executive Officer of ING
                                                            Funds, ING Mutual Funds
                                                            Management Co., ING Mutual
                                                            Funds Distributor LLC and
                                                            ING Investment Products
                                                            from 1998 to 2002.

Cornelia H. McKenna          Vice President      Since      Vice President of Mutual           N/A       N/A
Two Hopkins Plaza                                2002       Fund Administration at
10/th/ Floor                                                Mercantile Capital
Baltimore, MD 21201                                         Advisors, Inc. and
Age 35                                                      Mercantile Safe-Deposit &
                                                            Trust Company since 1998;
                                                            Senior Loan Officer, PNC
                                                            Mortgage Corp. from 1997 to
                                                            1998.

Jennifer E. Vollmer          Secretary           Since      Counsel, Investment &              N/A       N/A
Two Hopkins Plaza                                2002       Wealth Management and
10/th/ Floor                                                Compliance Officer at
Baltimore, MD 21201                                         Mercantile Capital
Age 30                                                      Advisors, Inc. since 2001.
                                                            Associate; Deutsche Asset
                                                            Management from 1999 to
                                                            2001. Prior to that, Ms.
                                                            Vollmer attended William &
                                                            Mary School of Law.

--------------------
     /1./ Each director may be contacted by writing to the director, c/o Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201, Attn:
     Funds Administration.

     /2./ Each director holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Company's shareholders in accordance with the Company's Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified.

     /3./ The "Fund Complex" consists solely of the Company.

     /4./ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     /5./ Mr. Disharoon is considered to be an Interested Director because he and his wife own securities issued by Mercantile Bankshares Corporation.

     /6./ Mr. Miller is considered to be an Interested Director because (i) he and his wife are co-trustees of a trust for which Mercantile Safe-Deposit & Trust Company also acts as co-trustee and of which his wife is the sole beneficiary and (ii) he serves as an officer of the Company.

     Standing Board Committees

          The Board of Directors has established three committees: the Audit, Nominating and Valuation Committees.

          The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee is a "committee of the whole" in that all of the directors serve on the Committee. The Audit Committee met twice during the fiscal year ended May 31, 2002.

          The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as directors. The Nominating Committee consists of three Independent Trustees (Messrs. Edward D. Miller, Murphy and Packard). There were no formal meetings of the Nominating Committee during the fiscal year ended May 31, 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary.

          The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of three Independent Directors (Messrs. Edward D. Miller, Murphy and Packard). There were no formal meetings of the Valuation Committee during the fiscal year ended May 31, 2002.

 Director Ownership of Fund Shares

          The following table shows the dollar range of Institutional Shares beneficially owned by each director in the Funds.

----------------------------------------------------------------------------------------------------------------------
                                                                                        Aggregate Dollar Range of
                                                                                        -------------------------
                                                                                      Equity Securities in All Funds
                                                                                      ------------------------------
                                                       Dollar Range of                  in the Company Overseen by
                                                       ----------------                 --------------------------
 Name of Director                              Equity Securities in the Funds/1/                 Director
 ----------------                              ---------------------------------                 --------
----------------------------------------------------------------------------------------------------------------------
 INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------
 Edward D. Miller, M.D.                    Growth & Income Fund
                                               Over $100,000                                   Over $100,000
                                           All other Funds:  None
----------------------------------------------------------------------------------------------------------------------
 John R. Murphy                            None                                                    None
----------------------------------------------------------------------------------------------------------------------
 George R. Packard, III                    None                                                    None
----------------------------------------------------------------------------------------------------------------------

 INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------
 Leslie B. Disharoon                       International Equity Fund
                                               $10,001 - $50,000                             $10,001 - $50,000
                                           All other Funds:  None
----------------------------------------------------------------------------------------------------------------------
 Decatur H. Miller                         Prime Money Market Fund
                                               $1 - $10,000
                                           Growth & Income Fund
                                               $50,000 - $100,000                            $50,000 - $100,000
                                           International Equity Fund
                                               $10,001 - $50,000
                                           All other Funds:  None
----------------------------------------------------------------------------------------------------------------------

 -----------------
 /1/Includes the value of Institutional Shares beneficially owned by each director in each Fund as of December 31, 2001. Prior to the date of this Statement of Additional Information, the Funds offered only one class of shares, which have been redesignated as "Institutional Shares."

          As of July 24, 2002, the Directors and officers of the Company, as a group, owned less than 1% of its outstanding shares.

 Board Compensation

                   Each Director of the Company receives an annual fee of $9,500 plus $2,000 for each Board meeting attended and reimbursement for expenses incurred as a Director. Additionally, the Chairman of the Board receives an additional annual fee of $7,500 for his services in such capacity. For the fiscal year ended May 31, 2002, the Company paid or accrued for the account of its Directors as a group, for services in all capacities, a total of $95,000.

         The following chart provides certain information about the fees received by the Company's Directors for their services as members of the Board of Directors and as officers of the Company for the fiscal year ended May 31, 2002:

                                                                    Pension or
                                                                    Retirement
                                                                 Benefits Accrued      Total Compensation from
                                               Aggregate            as Part of             from the Company
                                           Compensation from         Company               and Fund Complex*
    Name of Person/Position                   the Company            Expenses              Paid to Directors
    -----------------------                   -----------            --------              -----------------
Leslie B. Disharoon                             $25,000                 N/A                     $25,000
Chairman of the Board of Directors
and President**

Decatur H. Miller                               $17,500                 N/A                     $17,500
Director and Treasurer

Edward D. Miller, M.D.                          $17,500                 N/A                     $17,500
Director

John R. Murphy                                  $17,500                 N/A                     $17,500
Director

George R. Packard, III                          $17,500                 N/A                     $17,500
Director

--------------------
*  The "Fund Complex" consists solely of the Company.
** Mr. Disharoon no longer serves as President of the Company effective as of July 26, 2002.

Service Providers

         The Company has also employed a number of professionals to provide investment management and other important services to the Funds. MCA serves as the Funds' investment advisor and administrator and has its principal offices at Two Hopkins Plaza, 10/th/ Floor, Baltimore, Maryland 21201. Delaware acts as sub-advisor for the Capital Opportunities Fund and is located at One Commerce Square, Philadelphia, Pennsylvania 19103. MS Investment Management and Julius Baer act as sub-advisors for the International Equity Fund. MS Investment Management is located at 25 Cabot Square, Canary Wharf, London E14 4QA England and Julius Baer is located at 330 Madison Avenue, New York, New York 10017. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds and serves as the transfer and dividend disbursing agent for the Funds. The Funds also have custodians, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, for each Fund except the International Equity Fund, and State Street

Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171, for the International Equity Fund.

Codes of Ethics

                  The Company, the Advisor and each Sub-Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Advisory and Sub-Advisory Services

                  MCA serves as investment advisor to the Funds pursuant to an Advisory Agreement dated July 24, 1998 between the Company and Mercantile-Safe Deposit and Trust Company ("Merc-Safe"). Delaware provides sub-advisory services to the Capital Opportunities Fund pursuant to a Sub-Advisory Agreement with Merc-Safe dated July 5, 2000. MS Investment Management and Julius Baer provide sub-advisory services to the International Equity Fund pursuant to separate Sub-Advisory Agreements with Merc-Safe dated April 27, 2001. On May 11, 2001, MCA assumed all of Merc-Safe's rights and obligations under the Advisory Agreement and each Sub-Advisory Agreement. The Advisor and each Sub-Advisor has agreed to pay all expenses incurred by it in connection with its activities.

                  In its capacity as investment advisor, MCA is entitled to advisory fees from the Funds that are calculated daily and paid monthly at the following annual rates: (i) with respect to the Prime Money Market Fund and Government Money Market Fund, 0.25% of the first $1 billion of each Fund's average daily net assets plus 0.20% of each Fund's average daily net assets in excess of $1 billion; (ii) with respect to the Tax-Exempt Money Market Fund, 0.25% of the first $1 billion of the Fund's average daily net assets plus 0.20% of the Fund's average daily net assets in excess of $1 billion; (iii) with respect to the Limited Maturity Bond Fund and Total Return Bond Fund, .35% of the first $1 billion of each Fund's average daily net assets plus .20% of each Fund's average daily net assets in excess of $1 billion; (iv) with respect to the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund, 0.50% of the first $1 billion of each Fund's average daily net assets plus 0.25% of each Fund's average daily net assets in excess of $1 billion; (v) with respect to the Growth & Income Fund, Equity Income Fund and Equity Growth Fund, 0.60% of the first $1 billion of each Fund's average daily net assets plus 0.40% of each Fund's average daily net assets in excess of $1 billion; (vi) with respect to the Capital Opportunities Fund, 1.30% of the first $1 billion of the Fund's average daily net assets plus 1.20% of the Fund's average daily net assets in excess of $1 billion; (vii) with respect to the International Equity Fund, 1.22% of the first $1 billion of the Fund's average daily net assets plus 1.10% of the Fund's average daily net assets in excess of $1 billion; and (viii) with respect to the Diversified Real Estate Fund, 0.80% of the first $1 billion of the Fund's average daily net assets plus ..60% of the Fund's average daily net assets in excess of $1 billion.

                  MCA has agreed to pay Delaware a sub-advisory fee, computed daily and paid quarterly, at the annual rate of 0.70% of the first $1 billion of the Capital Opportunities Fund's average daily net assets plus 0.60% of the Fund's average daily net assets in excess of $1 billion. MCA has agreed to pay MS Investment Management a sub-advisory fee, computed daily and paid quarterly, at the annual rate of 0.80% of the first $25 million of the average daily net assets of the International Equity Fund managed by MS Investment Management, plus 0.60% of the next $25 million of the average daily net assets of the Fund managed by MS Investment Management, plus 0.50% of the next $25 million of the average daily net assets of the Fund managed by MS Investment Management, plus 0.40% of the average net assets of the Fund managed by MS Investment Management in excess of $75 million. MCA has agreed to pay Julius Baer a sub-advisory fee, computed daily and paid quarterly, at the annual rate of 0.80% of the first $20 million of the International Equity Fund's average daily net assets managed by Julius Baer, plus 0.60% of the next $60 million of the average daily net assets of the Fund managed by Julius Baer, plus 0.50% of the next $60 million of the average daily net assets of the Fund managed by Julius Baer, plus 0.40% of the average daily net assets of the Fund managed by Julius Baer in excess of $100 million. The fees paid by MCA to Delaware for the Capital Opportunities Fund and to MS Investment Management and Julius Baer for the International Equity Fund came out of MCA's advisory fees and are not an additional expense of the respective Funds.

                  For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, the Company paid advisory fees, net of waivers, as follows:

                                       For the Fiscal Year Ended May 31:
                 Fund              2002             2001               2000
                 ----              ----             ----               ----

Prime Money Market            $  1,543,951     $  1,377,783       $  1,152,468
Government Money Market       $    969,082     $    933,997       $    963,062
Tax-Exempt Money Market       $    515,402     $    444,696       $    353,220
Limited Maturity Bond         $    378,339     $    417,695       $    413,233
Total Return Bond             $    283,026     $    294,446       $    260,561
Maryland Tax-Exempt Bond      $     87,808     $     69,494       $     49,354
Intermediate Tax-Exempt Bond  $    174,338     $    178,594       $    192,414
National Tax-Exempt Bond      $    432,418     $    431,173       $    418,650
Growth & Income               $  2,035,657     $  2,437,928       $  2,269,935
Equity Income                 $    486,009     $    631,762       $  1,299,743
Equity Growth                 $    276,009     $    389,567       $    284,474
Capital Opportunities         $    308,701     $    130,862/(1)/  $       *
International Equity          $    824,847     $    784,755       $    747,127
Diversified Real Estate       $    245,057     $    139,828       $     44,027

-----------------
*      Not in operation during the period.
/(1)/ For the period July 5, 2000 (commencement of operations) through May 31, 2001.

       For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, the Advisor (or its predecessor) waived advisory fees as follows:

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                                          For the Fiscal Year Ended May 31:
                 Fund                 2002             2001            2000
                 ----                 ----             ----            ----

Prime Money Market                $   134,257      $   119,807     $   100,215
Government Money Market           $   132,148      $   127,363     $   131,327
Tax-Exempt Money Market           $    70,282      $    60,641     $    48,166
Limited Maturity Bond             $   150,501      $   147,564     $   156,329
Total Return Bond                 $   155,289      $   159,087     $   153,968
Maryland Tax-Exempt Bond          $   146,791      $   122,169     $    95,499
Intermediate Tax-Exempt Bond      $   221,885      $   227,302     $   244,980
National Tax-Exempt Bond          $   468,452      $   467,104     $   453,537
Growth & Income                   $   457,995      $   515,600     $   445,855
Equity Income                     $   128,988      $   147,056     $   271,976
Equity Growth                     $    77,401      $    88,801     $    74,714
Capital Opportunities             $    82,377      $   111,235     $      *
International Equity              $   226,389      $    98,874     $    72,803
Diversified Real Estate           $    15,403      $    19,482     $    30,336

-----------------
*      Not in operation during the period.
/(1)/ For the period July 5, 2000 (commencement of operations) through May 31, 2001.

                  For the fiscal year ended May 31, 2002 and the period July 5, 2000 (commencement of operations) through May 31, 2001, (i) the Advisor paid Delaware sub-advisory fees with respect to the Capital Opportunities Fund (net of waivers) of $190,476 and $83,277, respectively, and (ii) Delaware waived sub-advisory fees of $20,104 and $47,083, respectively. For the fiscal year ended May 31, 2002, (i) the Advisor paid MS Investment Management and Julius Baer sub-advisory fees of $404,953 and $191,058, respectively, with respect to the International Equity Fund, and (ii) MS Investment Management and Julius Baer waived sub-advisory fees of $0 and $0, respectively. For the period January 27, 2001 through May 31, 2001, (i) the Advisor paid MS Investment Management and Julius Baer sub-advisory fees of $119,256 and $54,850, respectively, with respect to the International Equity Fund, and (ii) MS Investment Management and Julius Baer waived sub-advisory fees of $0 and $0, respectively. For the period June 1, 2000 through January 26, 2001 and the fiscal year ended May 31, 2000,
(i) the Advisor paid BlackRock International, Ltd. ("BlackRock"), the International Equity Fund's former sub-advisor, sub-advisory fees, net of waivers, of $291,052 and $420,259 respectively, and (ii) BlackRock waived sub-advisory fees of $30,481 and $40,952, respectively.

                  Under the Advisory Agreement, the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, and the Company has agreed to indemnify the Advisor against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Advisor shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

                  Unless sooner terminated, the Advisory Agreement will continue in effect through July 31, 2003, the Sub-Advisory Agreement with respect to the Capital Opportunities Fund will continue in effect until April 30, 2003, and each Sub-Advisory Agreement with respect to the

International Equity Fund will continue in effect until July 31, 2003. The Advisory Agreement and each Sub-Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Company's Board of Directors or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement's continuance also is approved by a majority of the Company's Directors who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and each Sub-Advisory Agreement may be terminated by the Company or the Advisor (or the Sub-Advisor in the case of each Sub-Advisory Agreement) on 60 days' written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Company would be required, at the request of the Advisor, to change its name to a name not including "M.S.D. & T.", "Mercantile-Safe Deposit and Trust Company" or "Mercantile Capital Advisors, Inc."

Annual Board Approval of Investment Advisory and Sub-Advisory Agreements

         At a meeting held on April 26, 2002, the Board of Directors of the Company, including the Independent Directors, approved the continuation of the Company's Advisory Agreement with MCA with respect to each Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of MCA's services provided to each Fund and MCA's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a report showing the Morningstar risk-adjusted ratings for each of the Funds for various periods ended March 31, 2002; (2) a report comparing: (i) the investment performance of each Non-Money Market Fund for various periods ended March 31, 2002 with the applicable Morningstar and Lipper performance universe averages (e.g., the Lipper Large Cap Core Equity Funds average) and (ii) the investment performance of each Money Market Fund for various periods ended March 31, 2002 with the applicable money market universe average published by IBC Money Fund Report; (3) a report comparing the proposed fiscal year 2002 advisory/administration fees and total expense ratio (before and after waivers) of each Fund with its representative Lipper groups in the All Funds, Institutional Funds and Bank Institutional Funds with assets under $500 million categories; (4) a report on the advisory fee breakpoints of each Fund; and (5) a report on MCA's profitability related to providing advisory services to the Company after taking into account (i) advisory fees, administration fees and any other benefits realized by MCA or any of its affiliates as a result of MCA's role as advisor for the Company, and (ii) the direct and indirect expenses incurred by MCA in providing such advisory services to the Company. The Board also considered a report on MCA's brokerage operating procedures, including information on the brokerage allocation for each Equity Fund for the calendar year 2001 and information on the soft dollar commissions paid by Mercantile-Safe Deposit & Trust Company during the calendar year 2001.

         After discussion, the Board of Directors concluded that MCA had the capabilities, resources and personnel necessary to manage the Company. The Board of Directors also concluded that based on the services that MCA would provide to the Company under the Advisory Agreement and the expenses incurred by MCA in the performance of such services, the compensation to be paid to MCA was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Advisory Agreement with MCA for an additional one-year period.

         At the April 26, 2002 meeting, the Board of Directors of the Company, including the Independent Directors, also approved the continuation of (i) the Sub-Advisory Agreement between MCA and Delaware with respect to the Capital Opportunities Fund and (ii) the Sub-Advisory Agreements between MCA and MS Investment Management and between MCA and Julius Baer, respectively, with respect to the International Equity Fund, each for an additional one-year period. In approving the continuation of the Sub-Advisory Agreements, the Board of Directors considered the quality of the sub-advisory services being rendered by Delaware, MS Investment Management and Julius Baer, the investment management style, experience and qualifications of each Sub-Advisor's personnel and the respective sub-advisory fee structures. The Board of Directors also reviewed written reports provided by Delaware, MS Investment Management and Julius Baer which contained, among other items, performance information, sector and/or country allocations and investment outlook and strategy with respect to the Capital Opportunities Fund and the International Equity Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Capital Opportunities Fund and the International Equity Fund to continue the Sub-Advisory Agreements with Delaware, MS Investment Management and Julius Baer, respectively, for an additional one-year period.

Administrator

         Effective May 11, 2001, MCA, as assignee of Merc-Safe, serves as the Company's administrator pursuant to an Administration Agreement dated as of May 28, 1993 between the Company and Merc-Safe (the "Administration Agreement") and generally assists in all aspects of the Company's operation and administration. MCA has agreed to maintain office facilities for the Company, prepare reports to shareholders, coordinate federal and state returns, furnish the Company with statistical and research data, clerical and certain other services required by the Company, assist in updating the Company's Registration Statement for filing with the SEC, and perform other administrative functions.

         The Administration Agreement provides that MCA shall not be liable for acts or omissions which do not constitute willful misfeasance, bad faith or gross negligence on the part of MCA, or reckless disregard by MCA of its duties under the Administration Agreement.

         In its capacity as administrator, MCA is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of .125% of the average daily net assets of each Fund.

Custodians

         The Fifth Third Bank ("Fifth Third") serves as custodian of the assets of each Fund except the International Equity Fund, and State Street Bank and Trust Company ("State

Street") serves as custodian of the assets of the International Equity Fund, pursuant to separate custody agreements (each a "Custody Agreement"), under which each custodian has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; and (iv) make periodic reports to the Company concerning each Fund's operations. Each custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold the Fund or Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-custodian.

         The Company has established a line of credit with Fifth Third Bank with respect to all Funds except the International Equity Fund. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund's borrowings under the line of credit exceed 5% of its net assets that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum.

Distributor, Transfer and Dividend Disbursing Agent and Fund Accountant

         Institutional Shares of the Funds are distributed continuously and without a sales load by BISYS Fund Services Limited Partnership (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of Institutional Shares. No compensation is payable by the Funds to the Distributor for distribution services provided.

         Unless otherwise terminated, the Distribution Agreement will remain in effect until July 20, 2003, and thereafter will continue automatically with respect to each Fund from year to year if approved at least annually by the Company's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of the Distributor, serves as transfer and dividend disbursing agent for the Funds. Under its Transfer Agency Agreement, BISYS Ohio has agreed, among other things, to (i) receive purchase orders and redemption requests for shares of the Funds;
(ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of account for the Funds and shareholders and advise each as to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent, dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

         BISYS Ohio also provides fund accounting services for the Company, including the computation of each Fund's net asset value, net income and realized capital gains, if any, and is responsible for all filings with state securities commissions in connection with the registration or qualification of the Funds' shares ("blue sky services").

Compensation of Administrator, Custodians, Transfer and Dividend Disbursing Agent, Fund Accountant and Blue Sky Agent

         MCA, the custodians and BISYS Ohio (in its capacity as fund accountant) are entitled to receive fees based on the aggregate average daily net assets per Fund of the Company. As compensation for transfer agency services provided, BISYS Ohio is entitled to receive an annual fee based on the number of Funds of the Company, plus out-of-pocket expenses. As compensation for blue sky services provided, BISYS Ohio is entitled to receive an annual fee per state permit and a per check fee, plus out-of-pocket expenses.

         For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000,
(i) the Company paid fees, net of waivers, of $2,529,859, $2,655,627 and $2,602,469, respectively, to MCA for administrative services provided to the Funds; and (ii) MCA voluntarily waived fees of $788,392, $671,568 and $594,625, respectively.

Expenses

         Except as noted below, the Advisor bears all expenses in connection with the performance of its advisory and administrative services and each Sub-Advisor bears all expenses in connection with the performance of its sub-advisory services. The Company bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

Fee Waivers

         Expenses can be reduced by voluntary fee waivers and expense reimbursements by MCA and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of MCA with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

INDEPENDENT ACCOUNTANTS

              PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, serve as independent accountants for the Company. The financial statements which are incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated by reference into this Statement of Additional Information, and have been incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP given upon their authority as experts in accounting and auditing.

COUNSEL

              Drinker Biddle & Reath LLP, One Logan Square, 18/th/ & Cherry Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Company and will pass upon certain legal matters on behalf of the Company.

ADDITIONAL INFORMATION CONCERNING SHARES

              The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company". The Company's Articles of Incorporation authorize the Board of Directors to issue up to 20,000,000,000 full and fractional shares of capital stock, $.001 par value per share. The Company's Articles of Incorporation further authorize the Board of Directors to classify and reclassify any unissued shares into any number of additional classes or series of shares. Of these authorized shares:

         (i) 1,200,000,000 shares are classified as Class A Common Stock (Institutional Shares), 500,000,000 shares are classified as Class A - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class A- Special Series 2 Common Stock (Class B Shares) and 500,000,000 shares are classified as Class A - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Prime Money Market Fund;

         (ii) 700,000,000 shares are classified as Class B Common Stock (Institutional Shares), 500,000,000 shares are classified as Class B - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class B - Special Series 2 Common Stock (Class B Shares) and 500,000,000 shares are classified as Class B - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Government Money Market Fund;

         (iii) 600,000,000 shares are classified as Class C Common Stock (Institutional Shares), 500,000,000 shares are classified as Class C - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class C - Special Series 2 Common Stock (Class B Shares) and 500,000,000 share are classified as Class C - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Tax-Exempt Money Market Fund;

         (iv) 500,000,000 shares are classified as Class E Common Stock (Institutional Shares), 100,000,000 shares are classified as Class E - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class E - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class E - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Growth & Income Fund;

         (v) 500,000,000 shares are classified as Class F Common Stock (Institutional Shares), 100,000,000 shares are classified as Class F - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class F - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class F - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Limited Maturity Bond Fund;

         (vi) 400,000,000 shares are classified as Class G Common Stock (Institutional Shares), 100,000,000 shares are classified as Class G - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class G - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class G - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Maryland Tax-Exempt Bond Fund;

         (vii) 400,000,000 shares are classified as Class H Common Stock (Institutional Shares), 100,000,000 shares are classified as Class H - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class H - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class H - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Intermediate Equity Fund;

         (viii) 400,000,000 shares are classified as Class J Common Stock (Institutional Shares), 100,000,000 shares are classified as Class J - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class J - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class J - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Diversified Real Estate Fund;

         (ix) 400,000,000 shares are classified as Class K Common Stock (Institutional Shares), 100,000,000 shares are classified as Class K - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class K - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the National Tax-Exempt Bond Fund;

         (x) 400,000,000 shares are classified as Class L Common Stock (Institutional Shares), 100,000,000 shares are classified as Class L - Special Series 1 Common Stock (Class A Shares), 100,000, 000 shares are classified as Class L - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class L - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Total Return Bond Fund;

         (xi) 400,000,000 shares are classified as Class M Common Stock (Institutional Shares), 100,000,000 shares are classified as Class M - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class M - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class M - Special Series 3 Common Stock (Class C Shares), all such shares representing in the Equity Growth Fund;

         (xii) 400,000,000 shares are classified as Class N Common Stock (Institutional Shares), 100,000,000 shares are classified as Class N - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class N - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class N - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Equity Income Fund;

         (xiii) 400,000,000 shares are classified as Class O Common Stock (Institutional Shares), 100,000,000 shares are classified as Class O - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class O - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class O - Special Series 3 Common Stock, all such shares representing interests in the Intermediate Tax-Exempt Bond Fund; and

         (xiv) 400,000,000 shares are classified as Class P Common Stock (Institutional Shares), 100,000,000 shares are classified as Class P - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class P - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class P - Special Series 3 Common Stock (Class C Shares), all of such shares representing interests in the Capital Opportunities Fund.

                Each series of shares in a Fund (i.e., Institutional Shares, Class A Shares, Class B Shares and Class C Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except that each series will bear the expenses of any distribution and/or shareholder services plans applicable to such series. In addition, each series will have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance.

                In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder services plan applicable to such series.

                Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by class or series, unless otherwise required by law or permitted by the Board of

Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the 1940 Act or other applicable law.

         Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company in the future, will vote in the aggregate and not by class or series on all matters, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds voting together in the aggregate without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio). The Company's Bylaws enable shareholders to call for a meeting to vote on the removal of one or more directors. The affirmative vote of a majority of the Company's outstanding shares is required to remove a director. Meetings of the Company's shareholders shall be called by the Board of Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         The Company's Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine a Fund's assets with the assets belonging to one or more other Funds if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another Fund at their net asset value. The exercise of such authority may be subject to certain restrictions under the 1940 Act.

PERFORMANCE INFORMATION

         Prior to the date of this Statement of Additional Information, the Funds offered only one class of shares, which have been redesignated as Institutional Shares. The performance information presented below is for Institutional Shares of the Funds.

Money Market Funds

         The "yield" and "effective yield" of each Money Market Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Money Market Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         In addition, the Tax-Exempt Money Market Fund may quote its standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the Tax-Exempt Money Market Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

         For the seven-day period ended May 31, 2002, the annualized yield and effective yield for each of the Money Market Funds and the tax-equivalent yield (assuming the payment of federal income taxes at a rate of 38.6%) for the Tax-Exempt Money Market Fund were as set forth below:

                                    Annualized   Effective   Tax-Equivalent
             Fund                      Yield       Yield          Yield
             ----                      -----       -----          -----

Prime Money Market .............       4.09%       4.18%            *
Government Money Market ........       4.10%       4.18%            *
Tax-Exempt Money Market ........       2.83%       2.94%          4.61%

----------------
*      Not applicable.

         The "monthly yield" of each Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/number of days in the month). The annualized effective monthly yield for each Fund is computed by compounding a particular Fund's unannualized monthly base period return (calculated as just described) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by the number of days in the month, and subtracting one from the result.

         The Money Market Funds may from time to time quote yields relating to time periods other than those described above. Such yields will be computed in a manner which is similar to those computations described.

         A Money Market Fund's quoted yield is not indicative of future yields and will depend upon factors such as portfolio maturity, its expenses and the types of instruments it holds.

Non-Money Market Funds

         Yield Calculations. From time to time the Non-Money Market Funds may quote their yields in advertisements, sales literature or in reports to shareholders. The yield for a Fund is calculated by dividing the net investment income per share (as described below) earned during a 30-day period by its net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period in the Fund is based on the average daily number of shares outstanding in the Fund during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                      [( a-b     )/6/   ]
                            Yield = 2 [(----- + 1)  - 1 ]
                                      [(  cd     )      ]

     Where:     a =     dividends and interest earned during the period.

                b =     expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d =     net asset value per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds calculate interest earned on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Intermediate Tax-Exempt Bond Fund's and National Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by (a) dividing the portion of a Fund's yield that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of such yield that is not exempt from federal income tax. The Maryland Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by (a) dividing the portion of the Fund's yield that is exempt from both federal and Maryland state income taxes by one minus a stated combined federal and Maryland state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of such yield that is not exempt from federal income tax.

          For the 30-day period ended May 31, 2002, the yield for each of the Non-Money Market Funds and the tax-equivalent yield (assuming the payment of federal income taxes at a rate of 38.6% and, in the case of the Maryland Tax-Exempt Bond Fund, the payment of federal and state income taxes at a combined rate of 43.5%) for each of the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund were as set forth below:

                                                   Tax-Equivalent      Without
               Fund                    Yield            Yield          Waivers
               ----                    -----            -----          -------

Limited Maturity Bond .............    5.07%              *             4.97%
Total Return Bond .................    6.11%              *             5.98%
Maryland Tax-Exempt Bond ..........    4.10%            7.26%           3.77%
Intermediate Tax-Exempt Bond ......    3.56%            5.80%           3.26%
National Tax-Exempt Bond ..........    3.59%            5.85%           3.31%
Growth & Income ...................    0.69%              *             0.58%
Equity Income .....................    1.16%              *             1.03%
Equity Growth .....................    0.22%              *             0.06%
Capital Opportunities .............   (0.62)%             *            (0.94)%
International Equity ..............    0.26%              *            (0.05)%
Diversified Real Estate ...........    6.18%              *             6.11%

--------------------
*    Not applicable.

          Total Return Calculations. The Non-Money Market Funds compute their average annual total returns (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    [( ERV )1   ]
                                T = [( --- )/ -1]
                                    [(  P  )n   ]


     Where:    T =    average annual total return.

             ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P =    hypothetical initial payment of $1,000.

               n = period covered by the computation, expressed in terms of years.

          The Non-Money Market Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. The formula for calculating aggregate total return is as follows:

                                    [( ERV )   ]
                                T = [( --- ) -1]
                                    [(  P  )   ]

          The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          Based on the foregoing calculations, the average annual total returns (before taxes) for each of the Non-Money Market Funds for the one-year, five-year and ten-year periods ended May 31, 2002, as applicable, and for the period since inception through May 31, 2002 were as set forth below:

                                           Average Annual Returns (Before Taxes)
                                           -------------------------------------
                                                                                  Since
               Fund                One Year    Five Years     Ten Years         Inception
               ----                --------    ----------     ---------         ---------
Limited Maturity Bond ..........     4.43%        6.08%         5.87%           6.18%/(1)/
Total Return Bond ..............     6.34%          *             *             6.05%/(2)/
Maryland Tax-Exempt Bond .......     5.55%        5.64%           *             5.66%/(3)/
Intermediate Tax-Exempt Bond ...     4.89%          *             *             4.56%/(2)/
National Tax-Exempt Bond .......     5.81%          *             *             5.10%/(2)/
Growth & Income ................   (10.08)%       7.38%        11.26%          11.49%/(4)/
Equity Income ..................    (7.26)%         *             *            (0.24)%/(2)/
Equity Growth ..................   (29.18)%         *             *            (4.12)%/(2)/
Capital Opportunities ..........   (12.51)%         *             *           (14.92)%/(5)/
International Equity ...........     3.46%        3.50%           *             6.73%/(6)/
Diversified Real Estate ........    19.55%          *             *             8.41%/(7)/

-------------------
*      Not in operation during the full period.
/(1)/  The Fund commenced operations on March 14, 1991.
/(2)/  The Fund commenced operations on March 1, 1998.
/(3)/  The Fund commenced operations on June 2, 1992.
/(4)/  The Fund commenced operations on February 28, 1991.
/(5)/  The Fund commenced operations on July 5, 2000.
/(6)/  The Fund commenced operations on July 2, 1993.
/(7)/  The Fund commenced operations on August 1, 1997.

          Based on the foregoing calculations, the aggregate total returns for each of the Non-Money Market Funds for the one-year, five-year and ten-year periods ended May 31, 2002, as applicable, and for the period since inception through May 31, 2002 were as set forth below:

                                                                 Aggregate Total Returns
                                                                 -----------------------
                                                                                                      Since
          Fund                               One Year        Five Years        Ten Years            Inception
          ----                               --------        ----------        ---------            ---------
Limited Maturity Bond ...................      4.43%            34.32%           76.86%             95.94%/(1)/
Total Return Bond .......................      6.34%                *                *              28.38%/(2)/
Maryland Tax-Exempt Bond ................      5.55%            31.57%               *              73.50%/(3)/
Intermediate Tax-Exempt Bond ............      4.89%                *                *              20.87%/(2)/
National Tax-Exempt Bond ................      5.81%                *                *              23.53%/(2)/
Growth & Income .........................    (10.08)%           42.74%          190.72%            240.33%/(4)/
Equity Income ...........................     (7.26)%               *                *              (1.03)%/(2)/
Equity Growth ...........................    (29.81)%               *                *             (16.38)%/(2)/
Capital Opportunities ...................    (12.51)%               *                *             (26.48)%/(5)/
International Equity ....................      3.46%            18.79%               *              78.70%/(6)/
Diversified Real Estate .................     19.55%                *                *              47.75%/(7)/

-----------------
*    Not in operation during the full period.
(1)  The Fund commenced operations on March 14, 1991.
(2)  The Fund commenced operations on March 1, 1998.
(3)  The Fund commenced operations on June 2, 1992.
(4)  The Fund commenced operations on February 28, 1991.
(5)  The Fund commenced operations on July 5, 2000.
(6)  The Fund commenced operations on July 2, 1993.
(7)  The Fund commenced operations on August 1, 1997.

          The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are provided below and are also included in the Prospectus.

          Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

          Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

          Based on the foregoing calculations, the average annual total returns (after taxes on distributions) and the average annual total returns (after taxes on distributions and redemptions) for each of the Non-Money Market Funds for the one-year, five-year and ten-year periods ended May 31, 2002, as applicable, and for the period since inception through May 31, 2002 were as set forth below:

                                                    Average Annual Returns (After Taxes on Distributions)
                                                    -----------------------------------------------------
                                                                                                      Since
          Fund                                 One Year       Five Years        Ten Years          Inception
          ----                                 --------       ----------        ---------          ---------
Limited Maturity Bond .....................       2.34%          3.72%            3.58%              3.93%/(1)/
Total Return Bond .........................       4.01%             *                *               3.53%/(2)/
Maryland Tax-Exempt Bond ..................       5.55%          5.64%               *               5.66%/(3)/
Intermediate Tax-Exempt Bond ..............       4.89%             *                *               4.45%/(2)/
National Tax-Exempt Bond ..................       5.13%             *                *               4.82%/(2)/
Growth & Income ...........................     (12.15)%         5.36%            9.21%              9.58%/(4)/
Equity Income .............................      (8.71)%            *                *              (4.17)%/(2)/
Equity Growth .............................     (29.44)%            *                *              (5.33)%/(2)/
Capital Opportunities .....................     (12.51)%            *                *             (14.95)%/(5)/
International Equity ......................       3.42%          1.59%               *               5.09%/(6)/
Diversified Real Estate ...................      17.15%             *                *               6.44%/(7)/

-----------------
 *   Not in operation during the full period.
(1)  The Fund commenced operations on March 14, 1991.
(2)  The Fund commenced operations on March 1, 1998.
(3)  The Fund commenced operations on June 2, 1992.
(4)  The Fund commenced operations on February 28, 1991.
(5)  The Fund commenced operations on July 5, 2000.
(6)  The Fund commenced operations on July 2, 1993.
(7)  The Fund commenced operations on August 1, 1997.

                                             Average Annual Returns (After Taxes on Distributions and
                                             --------------------------------------------------------
                                                                  Redemptions)
                                                                  ------------
                                                                                                      Since
          Fund                                 One Year       Five Years        Ten Years           Inception
          ----                                 --------       ----------        ---------          ---------
Limited Maturity Bond ....................        2.76%          3.71%            3.58%              3.89%/(1)/
Total Return Bond ........................        3.90%             *                *               3.59%/(2)/
Maryland Tax-Exempt Bond .................        5.01%          5.42%               *               5.50%/(3)/
Intermediate Tax-Exempt Bond .............        4.50%             *                *               4.40%/(2)/
National Tax-Exempt Bond .................        5.32%             *                *               4.87%/(2)/
Growth & Income ..........................       (4.38)%         5.96%            8.90%              9.20%/(4)/
Equity Income ............................       (3.51)%            *                *              (0.44)%/(2)/
Equity Growth ............................      (17.68)%            *                *              (2.89)%/(2)/
Capital Opportunities ....................       (7.68)%            *                *             (11.76)%/(5)/
International Equity .....................        2.13%          2.46%               *               5.10%/(6)/
Diversified Real Estate ..................       11.86%             *                *               5.74%/(7)/

-----------------
 *   Not in operation during the full period.
(1)  The Fund commenced operations on March 14, 1991.
(2)  The Fund commenced operations on March 1, 1998.
(3)  The Fund commenced operations on June 2, 1992.
(4)  The Fund commenced operations on February 28, 1991.
(5)  The Fund commenced operations on July 5, 2000.
(6)  The Fund commenced operations on July 2, 1993.
(7)  The Fund commenced operations on August 1, 1997.

          Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

         Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

Hypothetical Performance Information

         In addition to providing performance information that demonstrates the actual yield or return of a particular Fund over a particular period of time, the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax Exempt Bond Fund may provide certain other information demonstrating hypothetical yields or returns. For example, the table below illustrates the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 4.00% to 6.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax-Exempt Bond Fund, which may be higher or lower than those shown. A Fund's yield will fluctuate as market conditions change. For investors in a low tax bracket, investing in a tax-exempt investment may not be beneficial if a higher yield after taxes could be received from a taxable investment. Investors should be aware that tax brackets may change over time and they should consult their own tax adviser with specific reference to their own tax situation.

         For the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds:

           Taxable Income                               Table-Exempt Yields
           --------------              Federal          -------------------
                                      Marginal
  Single Return     Joint Return      Tax Rate  3.00% 3.50% 4.00% 4.50% 5.00% 5.50%
  -------------     ------------      --------  ----- ----- ----- ----- ----- -----

                                                     Equivalent Taxable Yields
                                                     -------------------------
  $0-$6,000         $0-$12,000              10% 3.33% 3.89% 4.44% 5.00% 5.56% 6.11%
  $6,000-$27,950    $12,000-$46,700         15% 3.53% 4.12% 4.71% 5.29% 5.88% 6.47%
  $27,950-$67,700   $46,700-$112,850        27% 4.11% 4.79% 5.48% 6.16% 6.85% 7.53%
  $67,700-141,250   $112,850-$171,950       30% 4.29% 5.00% 5.71% 6.43% 7.14% 7.86%
  $141,250-$307,050 $171,950-$307,050       35% 4.62% 5.38% 6.15% 6.92% 7.69% 8.46%
  $307,050 and over $307,050 and over    38.60% 4.89% 5.70% 6.51% 7.33% 8.14% 8.96%

         The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yields. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2002 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. Moreover, recently enacted federal tax legislation will reduce the federal marginal tax rates from those shown in the table by up to 3.6 percentage points over the next five years.

     For the Maryland Tax-Exempt Bond Fund:

                  Taxable Income                   Combined            Tax-Exempt Yields
                  --------------                  Federal and -----------------------------------
                                                   Maryland
                                                   Marginal   3.00% 3.50% 4.00% 4.50% 5.00% 5.50%
                                                   Tax Rate   ----- ----- ----- ----- ----- -----
                                                   --------
                                                                   Equivalent Taxable Yields
                                                                   -------------------------
           Single Return        Joint Return
           -------------        ------------
       $      0 - $  6,000   $      0 - $ 12,000     16.41%   3.59% 4.19% 4.79% 5.38% 5.98% 6.58%
       $  6,000 - $ 27,950   $ 12,000 - $ 46,700     21.06%   3.80% 4.43% 5.07% 5.70% 6.33% 6.97%
       $ 27,950 - $ 67,700   $ 46,700 - $112,850     32.20%   4.42% 5.16% 5.90% 6.64% 7.37% 8.11%
       $ 67,700 - $141,250   $112,850 - $171,950     34.99%   4.61% 5.38% 6.15% 6.92% 7.69% 8.46%
       $141,250 - $307,050   $171,950 - $307,050     39.63%   4.97% 5.80% 6.63% 7.45% 8.28% 9.11%
       $307,050 and over     $307,050 and over       42.97%   5.26% 6.14% 7.01% 7.89% 8.77% 9.64%

         The tax-exempt yields used here are hypothetical and no assurance can the made that the Fund will obtain any particular yield. The Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2002 federal marginal tax rates, and assume a federal tax benefit for state and local taxes. For 2002, the Maryland maximum state tax rate is 4.75%. The Maryland county tax is assumed to be at least one-half the state rate which is applicable in all counties except Worcester County and Talbot County, and Maryland and Federal taxable income are assumed to be the same. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. Moreover, recently enacted federal tax legislation will reduce federal marginal tax rates, which were used in calculating the combined federal and Maryland marginal tax rates shown in the table, over the next five years.

Distribution Rates

         The Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by annualizing the daily distributions of net investment income and dividing this amount by the daily ending net asset value, and then adding all the daily numbers and dividing by the number of days in the specified period. Distribution rates do not reflect realized and unrealized capital gains and losses. The distribution rates for the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund for the month ended May 31, 2002 were 4.09%, 5.11%, 4.11%, 3.70%, and 3.99%, respectively.

Performance Comparisons

         From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Money Market Fund's yield may be compared to the Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The total return and yield (i) of the Non-Money Market Funds may be compared to the Consumer Price Index, (ii) of the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may be compared to the Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Russell 1000(R) Value Index, the Russell 1000 Growth Index or the Russell 2000(R) Growth Index, (iii) of the Limited Maturity Bond and Total Return Bond Funds may be compared to the Salomon Brothers Broad Investment Grade Bond Index, the Lehman Brothers Government/Credit Bond Index or the Lehman Brothers Aggregate Bond Index, (iv) of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be compared to the Lehman Brothers Municipal Bond Index, the Lehman Brothers 7-year Municipal Bond Index, the Lehman Brothers 1-8 year Municipal Bond Index, the Lehman Brothers 10-year Municipal Bond Index or the Lehman Brothers Maryland Municipal Bond Index, (v) of the International Equity Fund may be compared to the Morgan Stanley Capital International ("MSCI") All Country World Free ex U.S. Index, and (vi) of the Diversified Real Estate Fund may be compared to the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotations system ("NASDAQ"), which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, or the Morgan Stanley REIT Index, an unmanaged index of all publicly traded equity REITs (except health care REITs) which have total market capitalizations of at least $100 million and are considered liquid. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper Analytical Services, Inc.

                  From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Company; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                  Information concerning the current yield and performance of the Funds may be obtained by calling 1-800-551-2145.

MISCELLANEOUS

                  As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

                  As of July 24, 2002, Mercantile-Safe Deposit and Trust Company, MSDT Funds, Attn: Income Collection Department, P.O. Box 1101, Baltimore, Maryland 21203, owned of record a majority of the outstanding shares of the Company. Mercantile-Safe Deposit and Trust Company ("Merc-Safe"), the parent corporation of the Company's Advisor and Administrator, is a wholly-owned subsidiary of Mercantile Bankshares Corporation and a Maryland trust company. The Company believes that substantially all of the shares held of record by Merc-Safe were beneficially owned by its customers. Merc-Safe may be deemed to be a controlling person of the Company within the meaning of the 1940 Act by reason of its record ownership of such shares.

                  As of July 24, 2002, the name, address and percentage ownership of each person, in addition to Merc-Safe, that beneficially owned 5% or more of the outstanding shares of the Company was as follows: (1) Government Money Market Fund: University of Maryland Foundation, Inc., 3300 Metzerott Road, Adelphi, MD 20783 (10.36%); (2) Tax-Exempt Money Market Fund: Reliable Liquors, Inc., 226 Dover Road, Glen Burnie, MD 21060 (5.12%); (3) Limited Maturity Bond
Fund: Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (10.55%); (4) Maryland Tax-Exempt Bond Fund: Louis V. & Anne Marie B. Manzo, 3 Coniston Road, Ruxton, MD 21204-1843 (7.23%); (5) Growth & Income Fund:
Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (19.14%); (6) Equity Growth Fund: Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (11.53%); (7) Capital Opportunities Fund: Zachary Smith Reynolds Foundation, 101 Reynolda Village, Winston-Salem, NC 27106-5122 (12.26%) and Mercantile-Safe Deposit & Trust Company, Pension, Two Hopkins Plaza, Baltimore, MD 21201 (33.16%); (8) International Equity Fund: Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (8.76%), and Mercantile-Safe Deposit & Trust Company, Pension, Two Hopkins Plaza, Baltimore, MD 21201 (9.18%); and (9) Diversified Real Estate Fund: Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (8.89%), Mercantile-Safe Deposit & Trust Company Pension, Two Hopkins Plaza, Baltimore, MD 21201 (27.01%) and Jon-Cin & Son LTD, c/o John A. Daskalakis, Sr., 600 S.E. 5/th/ Avenue, Unit 1008, Boca Raton, FL 33432 (5.92%).

         If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

FINANCIAL STATEMENTS

                  The audited financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Funds' Annual Report to Shareholders for the fiscal year ended May 31, 2002 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference. Copies of the Annual Report may be obtained by calling 1-800-551-2145 or by writing Mercantile Funds, Inc., c/o BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                   APPENDIX A

Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          . Positive means that a rating may be raised.
          . Negative means that a rating may be lowered.
          . Stable means that a rating is not likely to change.
          . Developing means a rating may be raised or lowered.
          . N.M. means not meaningful.

Moody's

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

     As previously stated, the Equity Income, Equity Growth, Capital Opportunities, International Equity, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

     Futures contracts entered into by a Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Neither the CFTC, the National Futures Association, the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's or SEC's regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I    Interest Rate Futures Contracts.

          Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

          Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

          Examples of Futures Contract Sale. A Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International

Equity Fund) wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Advisor or Sub-Advisor believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The Advisor or Sub-Advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Advisor or Sub-Advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Advisor or Sub-Advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

          The Advisor or Sub-Advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II   Security Futures Contracts and Stock Index Futures Contracts.

     Security Futures Contracts. A Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, a Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, a Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, a Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

     Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

          The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

            Portfolio                               Futures
            ---------                               -------
                                          -Day Hedge is Placed-
   Anticipate Buying $62,500              Buying 1 Index Futures at 125 Value of
       Equity Portfolio                   Futures = $62,500/Contract

                                          -Day Hedge is Lifted-

   Buy Equity Portfolio with              Sell 1 Index Futures at 130 Value of
       Actual Cost = $65,000              Futures = $65,000/Contract
   Increase in Purchase Price = $2,500    Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

               Portfolio                                   Futures
               ---------                                   -------
                                                   -Day Hedge is Placed-

      Anticipate Selling $1,000,000                Sell 16 Index Futures at
          Equity Portfolio                         125 Value of Futures =
                                                   $1,000,000

                                                   -Day Hedge is Lifted-

      Equity Portfolio -Own                        Buy 16 Index Futures at 120
          Stock with Value = $960,000              Value of Futures = $960,000
          Loss in Fund Value =$40,000              Gain on Futures = $40,000


                  If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

             Portfolio                                     Futures
             ---------                                     -------

                                                   -Day Hedge is Placed-

      Anticipate Buying $62,500 Equity Portfolio   Buying 1 Index Futures at 125
                                                   Value of Futures
                                                   = $62,500/Contract

                                                   -Day Hedge is Lifted-

      Buy Equity Portfolio with                    Sell 1 Index Futures at 120
      Actual Cost = $60,000                        Value of Futures =
                                                   $60,000/Contract
      Increase in Purchase Price =$2,500           Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

      Factors:

      Value of Stock Fund = $1,000,000
      Value of Futures Contract = 125 x $500 = $62,500
      Fund Beta Relative to the Index = 1.0

               Portfolio                                  Futures
               ---------                                  -------

                                                   -Day Hedge is Placed-


      Anticipate Selling $1,000,000 Equity         Sell 16 Index Futures at 125

      Portfolio                                    Value of Futures = $1,000,000

                                                   -Day Hedge is Lifted-

      Equity Portfolio-Own                         Sell 16 Index Futures at 130
      Stock with Value = $1,040,000                Value of Futures = $1,040,000
      Gain in Fund Value = $40,000                 Loss of Futures = $40,000

III      Futures Contracts on Foreign Currencies.

                  To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, a Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV       Margin Payments.

                  Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor (or Sub-Advisor) may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V        Risks of Transactions in Futures Contracts.

                  There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment Advisor. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor (or Sub-Advisor). It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In instances involving the purchase of futures contracts by a Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only if there is a secondary market for such futures. Although the Funds intend to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Funds is also subject to the Advisor's or Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI       Options on Futures Contracts.

                  The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII      Other Transactions.

                  The Funds are authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging and other investment strategies if, in the judgment of the Advisor or Sub-Advisor, transactions therein are necessary or advisable.

VIII.    Accounting Treatment.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                             MERCANTILE FUNDS, INC.

                Class A Shares, Class B Shares and Class C Shares

                       Statement of Additional Information

                               September 30, 2002

                                TABLE OF CONTENTS

                                                                                                   Page
INVESTMENT OBJECTIVES, POLICIES AND RISKS .........................................................  3

FUNDAMENTAL LIMITATIONS ........................................................................... 41

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .................................................... 44

NET ASSET VALUE ................................................................................... 54

ADDITIONAL INFORMATION CONCERNING TAXES ........................................................... 56

MANAGEMENT OF THE COMPANY ......................................................................... 59

INDEPENDENT ACCOUNTANTS ........................................................................... 72

COUNSEL ........................................................................................... 72

ADDITIONAL INFORMATION CONCERNING CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES ............... 72

PERFORMANCE INFORMATION ........................................................................... 76

DISTRIBUTION AND SERVICES PLANS ................................................................... 88

MISCELLANEOUS ..................................................................................... 89

FINANCIAL STATEMENTS .............................................................................. 90

APPENDIX A ....................................................................................... A-1

APPENDIX B ....................................................................................... B-1

     This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated September 30, 2002 for Class A Shares, Class B Shares and Class C Shares of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund of Mercantile Funds, Inc. (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectus, as well as the Mercantile Funds, Inc. Annual Report to Shareholders dated May 31, 2002 (the "Annual Report"), may be obtained without charge by calling 1-800-551-2145 or by writing Mercantile Funds, Inc., c/o BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219-3035. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

The audited financial statements included in the Annual Report and the related report of PricewaterhouseCoopers LLP, the independent accountants of Mercantile Funds, Inc., contained in the Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated herein by reference.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal. While the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund will attempt to maintain their net asset value at $1.00 per share, it is possible to lose money by investing in these Funds. You could also lose money by investing in one of the other Funds. In addition, the dividends paid by a Fund will go up and down. Mercantile Capital Advisors, Inc., a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company, serves as investment advisor and administrator to the Funds, is paid fees for its services, and is not affiliated with BISYS Fund Services Limited Partnership, the Funds' distributor.

                             MERCANTILE FUNDS, INC.

     Mercantile Funds, Inc. (the "Company") is a Maryland corporation which commenced operations on July 21, 1989 as an open-end, professionally managed investment company. The Company was formerly known as M.S.D. & T. Funds, Inc. The Company currently offers Class A Shares, Class B Shares and Class C Shares in three money market portfolios (the Prime Money Market Fund, Government
Money Market Fund and Tax-Exempt Money Market Fund, also referred to herein as the "Money Market Funds"); five bond portfolios (the Limited Maturity
Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund, also referred to herein as the "Bond Funds"); and six equity portfolios (the Growth &
Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund, also referred to herein as the "Equity Funds"). The Money Market Funds, Equity Funds and Bond Funds may also be referred to herein individually as a "Fund" and collectively as the "Funds." The Equity Funds and Bond Funds may at times be referred to herein as the "Non-Money Market Funds." Each Fund except the Maryland Tax-Exempt Bond Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Maryland Tax-Exempt Bond Fund is classified as non-diversified under the 1940 Act.

     Each Fund also offers Institutional Shares, which are described in a separate statement of additional information and related prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objective, principal investment strategies and principal risks of each Fund are described in the Prospectus relating to such Fund. The following information supplements the description of the Funds' investment objectives, policies and risks as set forth in the Prospectus.

     The Funds' investment advisor (the "Advisor") and, with respect to the Capital Opportunities Fund and International Equity Fund, the Funds' sub-advisors (each a "Sub-Advisor") use a range of investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks that are also described in the following sections. You should consider which Funds best meet your investment goals. The Advisor and Sub-Advisor(s) will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.

Prime Money Market Fund

     The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations of both foreign and domestic issuers, that are available in the money markets. In particular, the Fund may invest in:

     . U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of U.S. banks);

     . obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities;

     . commercial paper rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency") and corporate bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies;

     . unrated commercial paper, corporate bonds and other instruments that are of comparable quality as determined by the Advisor pursuant to guidelines approved by the Company's Board of Directors;

     . asset-backed securities rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     .    obligations issued by state and local governmental bodies; and

     .    repurchase agreements relating to the above instruments.

     See Appendix A for a description of applicable debt security ratings.

Government Money Market Fund

     The Government Money Market Fund invests primarily (under normal circumstances at least 80% of its net assets plus any borrowings for investment purposes) in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities, and repurchase agreements backed by such obligations. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

Tax-Exempt Money Market Fund

     The Tax-Exempt Money Market Fund invests primarily in:

     . municipal notes, including variable rate demand notes, rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . tax-exempt commercial paper rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . municipal bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies; and

     . unrated municipal notes, tax-exempt commercial paper, municipal bonds and other instruments that are of comparable quality as determined by the Advisor pursuant to guidelines approved by the Company's Board of Directors.

         See Appendix A for a description of applicable debt security ratings.

     As a matter of fundamental policy, during normal market conditions, at least 80% of the Tax-Exempt Money Market Fund's net assets plus any borrowings for investment purposes will be invested in municipal obligations the interest on which is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax for either individuals or corporations. Up to 20% of the Fund's net assets may be invested in private activity bonds that are subject to the federal alternative minimum tax or taxable money market instruments, although the Fund does not intend to invest in such instruments on a regular basis.

Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds

     Under normal circumstances, each of the Equity Income and Equity Growth Funds will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, including common stock, preferred stock and securities convertible into common stock. This 80% policy of each Fund may be changed by the Board of Directors of the Company without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

     Under normal circumstances, each of the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may invest up to 20% (25% with respect to the Growth & Income and Capital Opportunities Funds) of its net assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to debt obligations convertible into common stock ("convertible securities"), that at the time of purchase carry one of the three highest ratings assigned by a Rating Agency. Investments may also be made in unrated debt obligations which the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund) has determined to be of comparable quality. Up to 10% of each Fund's total assets may be invested in convertible securities that are rated at the time of purchase in the fourth highest rating category or lower by one or more Rating Agencies. Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default. See Appendix A for a description of applicable debt security ratings.

     The Capital Opportunities Fund expects to make only limited investments in debt securities; however, it reserves the right to invest up to 25% of its net assets in debt securities during periods when the Sub-Advisor determines that suitable equity securities that offer capital appreciation are unavailable in sufficient quantities.

International Equity Fund

     Under normal circumstances, the International Equity Funds will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, primarily the equity securities of foreign issuers. This 80% policy may be changed by the Board of Directors of the Company without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

     Currently, the Fund is authorized to invest in the securities of issuers located in Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Singapore, Slovak Republic, Slovenia, Spain, South Africa, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, Venezuela and Zimbabwe. The Fund may also purchase the securities of issuers located in the United States. The Fund may also invest in the securities of foreign issuers in the form of sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") as described below under "Additional Information on Investment Policies and Risks."

Diversified Real Estate Fund

     Under normal circumstances, the Diversified Real Estate Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in the securities of companies principally engaged in the real estate business. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change. Companies principally engaged in the real estate business include real estate investment trusts ("REITs"), real estate operating companies, real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or such company has at least 50% of its assets in such real estate.

     The Fund invests primarily in shares of REITs under normal circumstances. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. Equity REITs can also realize capital gains by selling properties that have appreciated in value. For additional tax information, see "Additional Information Concerning Taxes" below.

     Although the Fund expects to invest primarily in the common stocks of companies principally engaged in the real estate business, it may also invest in preferred stocks, investment grade debt obligations, convertible securities (including investment grade bonds and preferred stocks) and warrants. Debt obligations that carry one of the four highest ratings assigned by a Rating Agency are considered to be investment grade. See "Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds" above for a discussion of certain risks in investing in debt obligations that carry the lowest of the four highest ratings assigned by a Rating Agency.

Limited Maturity Bond Fund

     Under normal circumstances, the Limited Maturity Bond Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change. Debt obligations in which the Fund invests include obligations of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments.

Total Return Bond Fund

     Under normal circumstances, the Total Return Bond Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of bonds and other debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. This 80% policy may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change. Debt obligations in which the Fund invests include obligations of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments.

     Debt securities in which the Fund may invest include Brady Bonds, which are securities issued in various currencies (primarily the U.S. dollar) that have been created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for Latin American debt instruments. Brady Bonds are neither issued nor guaranteed by the U.S. Government. Investments by the Fund in Brady Bonds are subject to the Fund's limitation on foreign investments.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

     Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds

     As a matter of fundamental policy, except during temporary defensive periods as a result of adverse market, economic, political or other conditions, at least 80% of the net assets plus any borrowings for investment purposes of each of the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund will be invested in securities the interest on which is exempt from federal income tax (including the federal alternative minimum tax) and, in the case of the Maryland Tax-Exempt Bond Fund, Maryland state and local taxes.

     Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Additional Information on Investment Policies and Risks." Investments by a Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund's assets may be invested in such instruments. Each Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by each Fund.

Risk Factors

     Market Risk

     To the extent that a Fund invests in equity securities, the Fund is subject to market risk. That is, the possibility exists that common stocks will decline over short or even extended periods of time. Both the U.S. and foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Therefore, the net asset value of each Non-Money Market Fund, particularly each Equity Fund, may fluctuate with movements in the equity markets.

     Interest Rate Risk and Credit Risk

     To the extent that a Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate-environment. Generally, the market value of fixed income securities (including municipal obligations) in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Each of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Foreign Securities

     There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of dividends or principal and interest on foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Although the International Equity Fund will invest primarily in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with U.S. dollar exchange rates, as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

     European Currency Unification

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change may significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

     Real Estate Industry Risk

     Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws.

     Changes in interest rates could affect the performance of REITs. In general, during periods of high interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance.

     Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Additional Information Concerning Taxes" below.

     Derivative Instruments

     The Non-Money Market Funds may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

     Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

     The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the evaluations of the Advisor or Sub-Advisor will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

     Risks Associated with Investments in Maryland Municipal Obligations

     The Maryland Tax-Exempt Bond Fund usually invests at least 80% of its net assets plus any borrowings for investment purposes among the principal types of investment grade municipal obligations issued by the State of Maryland, its agencies, counties, municipalities, taxing districts and other political subdivisions. Risks associated with such municipal obligations vary by type. For example, factors affecting the local economy of a particular county or city may affect the investment quality of that county's or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State of Maryland. Limited obligation revenue bonds may fluctuate in investment quality due to economic factors affecting only the particular revenue stream. For example, a downturn in the Maryland healthcare sector or a downturn for a specific healthcare borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific healthcare revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured. Following is a general overview of the types of municipal bonds held by the Maryland Tax-Exempt Bond Fund, together with a discussion of some economic risks affecting such bonds.

     As of May 31, 2002, the Maryland Tax-Exempt Bond Fund had significant holdings in:

     . General obligation bonds issued by the State of Maryland, its counties, its cities and certain other agencies;

     . Revenue bonds backed by certain public facility, transportation or special tax revenue;

     . Revenue bonds issued on behalf of private charitable hospital or healthcare corporations, all of which were pre-funded or escrowed to maturity;

     .    Revenue bonds issued on behalf of private colleges and universities;
          and

     .    Housing revenue bonds.

                  State and local economic conditions may affect the investment quality and value of bonds held by the Maryland Tax-Exempt Bond Fund. Following is a brief description of state-wide economic conditions derived from information released on or before July 18, 2002, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

                  The State of Maryland has a population of approximately 5.4 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Population is concentrated around the Baltimore and Washington, D.C. primary metropolitan statistical area and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 2001 was 4.1% compared to a national rate for the same period of 4.8%. Total employment increased by 7.6% between 1991 and 2001. The State's personal income per capita was the fifth highest in the nation in 2001, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 115.5% of the national average.

                  Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds currently held by the Maryland Tax-Exempt Bond Fund. Water and sewer revenues are affected by trends in population, new construction and weather. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. As of mid-year 2001, Maryland hospitals and healthcare corporations generally face a more difficult operating environment than in previous years, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

                  To reduce risk, the Maryland Tax-Exempt Bond Fund allocates its investments among the various types of Maryland state and municipal obligations, evaluates the potential risks and rewards of all securities purchased, does not invest in below-investment grade bonds, and includes some insured and pre-refunded bonds in its portfolio.

                  Other Risk Considerations Concerning Municipal Obligations

                  Each of the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in municipal obligations that are private activity bonds the interest on which is subject to the federal alternative minimum tax. Investments in such securities will be subject to each Fund's 20% limitation on taxable investments. Although no Fund presently intends to do so on a regular basis, each Fund may invest 25% or more of its total assets in industrial development bonds issued before August 7, 1986 that are not subject to the federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.

                  The Maryland Tax-Exempt Bond Fund is classified as a "non-diversified" portfolio. The investment return on a non-diversified portfolio is typically dependent upon the performance of a smaller number of securities than a diversified portfolio and the change in value of any one security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

Additional Information on Investment Policies and Risks

                  Quality and Maturity - Money Market Funds

                  All securities acquired by the Money Market Funds will be determined at the time of purchase by the Advisor, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and
(b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. In accordance with current SEC regulations, the Prime Money Market Fund intends to invest no more than 5% of its total assets in securities, other than U.S. Government securities, that are rated at the time of purchase within the second highest rating category assigned by one or more Rating Agencies (including securities that are unrated but determined by the Advisor to be of comparable quality). See Appendix A for a description of the Rating Agencies' various rating categories.

                  Each Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will a Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Funds invest may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

                  Government Obligations and Money Market Instruments

                  Each Fund except the International Equity Fund may invest in securities issued or guaranteed by the U.S. Government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Examples of the types of U.S. Government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation. Obligations of certain agencies and instrumentalities, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law.

                  Certain U.S. Government obligations held by the Money Market Funds may be variable or floating rate instruments. Others may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

                  Each Fund except the Government Money Market Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase (the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches). Each Fund except the International Equity Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Advisor determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets.

                  Taxable commercial paper purchased by each Fund will be rated at the time of purchase within the highest rating category assigned by a Rating Agency (tier one with respect to the Capital Opportunities Fund). Corporate bonds purchased by the Funds with remaining maturities of thirteen months or less will be rated at the time of purchase within the highest rating category (two highest rating categories with respect to the Prime Money Market Fund and four highest rating categories with respect to the Capital Opportunities Fund) assigned by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Prime Money Market Fund may also invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Advisor deems the investments to present minimal credit risks.

                  Variable and Floating Rate Instruments

                  Each Fund may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by a Money Market Fund must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

                  The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of variable and floating rate instruments and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

                  Variable and floating rate demand instruments acquired by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund involved. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

                  Municipal Obligations

                  The Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds will invest primarily in municipal obligations. The Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, Prime Money Market Fund, Limited Maturity Bond Fund and Total Return Bond Fund (each a "taxable Fund") may invest from time to time in municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal obligations may be advantageous for a taxable Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable Fund that come from interest on municipal obligations will be taxable to shareholders.

                  The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security. If the issuer of a "moral obligation" security is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

     Within the principal classifications described above there are a variety of categories, including certificates of participation and custodial receipts which may be purchased by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds. Certificates of participation represent undivided proportional interests in lease payments by a governmental or non-profit agency. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Certain lease obligations may include "non-appropriation" clauses, which provide that the entity has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Participation in such leases presents the risk that an entity will not appropriate funds for lease payments. For this and other reasons, certificates of participation are generally not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. To the extent that these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities described below under "Managing Liquidity."

     Custodial receipts evidence the right to receive either specific future interest payments, principal payments or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" or "M-CATS", and "Municipal Zero-Coupon Receipts."

     The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may also make privately arranged loans to municipal borrowers. Generally such loans are unrated, in which case they will be determined by a Fund's Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Such loans may be secured or unsecured and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities.

     In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund) rely on these opinions and do not intend to review the bases for them.

     Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described above under "Government Obligations and Money Market Instruments," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

     Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments provided that, in the case of the Prime Money Market and Tax-Exempt Money Market Funds, they have remaining maturities of 397 days or less at the time of purchase.

     Private activity bonds have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. The Tax-Exempt Money Market Fund will not invest in such bonds where the payment of principal and interest are the responsibility of a company (including predecessors) with less than three years of continuous operation.

     The payment of principal and interest on most municipal obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes"). Moreover, with respect to Maryland municipal obligations, the Maryland Tax-Exempt Bond Fund cannot predict what legislation, if any, may be proposed in the Maryland legislature concerning the Maryland income tax status of interest on such obligations, or what proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Maryland municipal obligations specifically, for investment by a Fund and the liquidity and value of a Fund's portfolio. In such an event, the Company would reevaluate the investment objectives and policies of such Funds.

     Stand-By Commitments

     The Tax-Exempt Money Market, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price equal to their amortized cost value plus interest. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

     The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the particular Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into stand-by commitments only with banks, brokers or dealers which, in the opinion of the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor or Sub-Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Each Fund's reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

     The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Convertible Securities

     Convertible securities which may be purchased by the Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate and Total Return Bond Funds entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and the ratings of the securities. Since Rating Agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Advisor (or Sub-Advisor) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

     Asset-Backed Securities

     The Prime Money Market Fund, Limited Maturity Bond Fund and Total Return Bond Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities purchased by the Prime Money Market Fund will have remaining maturities of 397 days or less. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

     Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

     The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund's limitation on illiquid investments described below under "Managing Liquidity."

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Mortgage-Related Securities

     The Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

     CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

     SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

     The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

     Lower Quality Debt Securities ("Junk Bonds").

     The Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may purchase lower quality debt securities convertible into common stock and the Total Return Bond Fund may invest up to 10% of its net assets in lower quality debt securities. Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     Repurchase Agreements

     Each Fund except the Tax-Exempt Money Market Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

     The repurchase price under repurchase agreements generally is equal to the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) will enter into repurchase agreements only with financial institutions it deems creditworthy, and during the term of any repurchase agreement, the Advisor (or Sub-Advisor) will continue to monitor the creditworthiness of the seller.

     Reverse Repurchase Agreements

     Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase.

     When-Issued Purchases and Forward Commitments

     Each Fund may purchase securities on a "when-issued" basis and may enter into a "forward commitment" to purchase or sell securities. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

     When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Funds expect that their commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of their total assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

     A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

     When a Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets, and fluctuations in the value of the underlying securities are not reflected in such Fund's net asset value as long as the commitment remains in effect.

     Other Investment Companies

     In connection with the management of its daily cash position, each Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. In addition, each Non-Money Market Fund may invest in securities issued by other non-money market investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

     The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     Lending Portfolio Securities

     Each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, loans will be made only to borrowers deemed by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) to be of good standing and only when, in the judgment of the Advisor or Sub-Advisor, the income to be earned from the loans justifies the attendant risks.

     When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and also earns income on the loans. Any cash collateral received by a Fund in connection with such loans will be invested in short-term money market obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. While there is no limit on the amount of securities which the Funds may loan, fees attributable to securities lending activities are subject to certain limits under the Internal Revenue Code of 1986, as amended.

     Standard & Poor's Depository Receipts, Standard & Poor's MidCap 400 Depository Receipts, The Dow Industrials Diamonds and iShares(SM).

     The Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"), Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs") and The Dow Industrials DIAMONDS ("DIAMONDS"), all of which are exchange-traded funds. SPDRs represent ownership in the SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to tract the performance and dividend yield of the Standard & Poor's MidCap 400 Index. DIAMONDS represent ownership in the DIAMONDS Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and yield of the Dow Jones Industrial Average. Because investments in SPDRs, MidCap SPDRs and DIAMONDS represent investments in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

     The Capital Opportunities Fund also may invest in another type of exchange-traded fund known as Russell 2000(R) Growth Index iShares(SM), which are shares of an investment company that is intended to track the performance and dividend yield of the Russell 2000(R) Growth Index. Because investments in iShares(SM) represent interests in another investment company, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

     American, European and Global Depositary Receipts

     The International Equity Fund may invest up to 100% of its total assets, and the Growth & Income, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond and Total Return Bond Funds each may invest up to 25% of its total assets, in sponsored ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depositary Receipts or CDRs, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are issued and traded in several international financial markets.

GDRs are designed for trading in non-U.S. securities markets. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

     Foreign Currency Exchange Contracts

     The Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Limited Maturity Bond and Total Return Bond Funds may from time to time enter into forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit) relating to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund involved to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) under two circumstances.

     First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This is sometimes referred to as "transaction hedging".

     Second, when the Advisor (or Sub-Advisor) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. This is sometimes referred to as "position hedging". The Funds do not intend to enter into forward contracts for position hedging purposes on a regular or continuing basis.

     None of the Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. In addition, the Funds will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A Fund's custodian will place in a separate account cash or liquid portfolio securities in an amount equal to the value of such Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the federal tax treatment of forward contracts, see "Additional Information Concerning Taxes - Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds."

     Options Trading

     Equity Income, Equity Growth, Capital Opportunities, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds. The Equity Income, Equity Growth, Capital Opportunities, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.

     The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

     A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund) believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

     Transactions in options on securities and indices also involve additional risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures and Related Options

     The Equity Income, Equity Growth, Capital Opportunities, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments), except as may be otherwise permitted under applicable regulations.

     Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     The International Equity Fund may enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward foreign currency contracts described above) and related futures options, as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets.

     More information regarding futures contracts and related options can be found in Appendix B.

     Interest Rate Swaps

     The Bond Funds may enter into interest rate swap transactions for hedging purposes. Interest rate swaps involve an exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

     A Fund will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. To the extent that a Fund's potential exposure in a transaction involving an interest rate swap is covered by the segregation of cash or liquid portfolio securities, the Fund and the Advisor believe that the transaction does not constitute a senior security under the 1940 Act and, accordingly, will not treat the transaction as being subject to the Fund's borrowing restrictions.

     The Funds will not enter into interest rate swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated A or A-1 or better by Standard and Poor's Ratings Group or A or P-1 or better by Moody's Investors Service, Inc. or, if unrated, is determined to be of comparable quality by the Advisor. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the market for other similar instruments which are traded in the interbank market. The Advisor, under the supervision of the Company's Board of Directors, is responsible for determining and monitoring the liquidity of the Funds' transactions in interest rate swaps.

     The use of interest rate swaps is a highly specialized activity which involves an investment technique and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of interest rates, the investment performance of a Fund would be less favorable than it would have been if this investment techniques were not used.

     Rights and Warrants

     The Equity Income, Equity Growth, Capital Opportunities, International Equity, Diversified Real Estate and Total Return Bond Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. No Fund intends to invest more than 5% of its net assets in rights and warrants during the current fiscal year.

     Other Investment Policies and Techniques of the International Equity Fund

     From time to time the International Equity Fund may use the investment techniques identified below. It is the International Equity Fund's current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques, except that a different limitation applies to writing foreign currency call options.

     - Foreign Currency Put Options. The International Equity Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

     - Foreign Currency Call Options. A call option written by the International Equity Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund to cover such call writing.

     - Unlisted Foreign Currency Put and Call Options. A number of major investment firms trade unlisted currency options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the International Equity Fund's limitation on investments in illiquid securities.

     Managing Liquidity

     Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds will not invest more than 15% (10% with respect to the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds) of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities, unlisted foreign currency options and other securities, for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

Portfolio Transactions and Turnover

     Subject to the general supervision and approval of the Company's Board of Directors, Mercantile Capital Advisors, Inc. (the "Advisor" or "MCA") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund other than the Capital Opportunities Fund and International Equity Fund. Delaware Management Company ("Delaware" or the "Sub-Advisor"), a series of Delaware Management Business Trust, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Capital Opportunities Fund in accordance with the investment policies and requirements established by the Advisor. Morgan Stanley Investment Management Limited ("MS Investment Management" or the "Sub-Advisor") and Julius Baer Investment Management Inc. ("Julius Baer" or the "Sub-Advisor") each is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a portion of the assets of the International Equity Fund in accordance with the investment policies and requirements established by the Advisor.

     Portfolio securities for the Money Market Funds are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions. No brokerage commissions were paid with respect to the Money Market Funds during the fiscal years ended May 31, 2000, May 31, 2001 and May 31, 2002.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. During the fiscal years ended May 31, 2000, May 31, 2001 and May 31, 2002, brokerage commissions of $226,232, $516,937 and $456,588, respectively, were paid by the Growth & Income Fund; brokerage commissions of $576,052, $190,874 and $96,149, respectively, were paid by the Equity Income Fund; brokerage commissions of $32,580, $57,335 and $110,348, respectively, were paid by the Equity Growth Fund; brokerage commissions of $742,166, $523,621 and $281,517, respectively, were paid by the International Equity Fund; and brokerage commissions of $18,378, $30,888 and $43,727, respectively, were paid by the Diversified Real Estate Fund. During the period July 5, 2000 (commencement of operations) through May 31, 2001 and the fiscal year ended May 31, 2002, brokerage commissions of $182,650 and $283,242, respectively, were paid by the Capital Opportunities Fund.

     During the fiscal year ended May 31, 2000, no brokerage commissions were paid to any affiliated person of the Company. During the fiscal years ended May 31, 2001 and May 31, 2002, brokerage commissions were paid to affiliated persons of the Company as follows:


                                                                                 2001                   2001
                                                                                 % of              % of Aggregate
                               Affiliated                 2001                 Aggregate             Commission
          Fund                   Broker             Aggregate Amount          Commissions           Transactions
          ----                 ----------           ----------------          -----------          --------------
International Equity      Morgan Stanley &               $2,980                  0.01%                  0.00%
Fund                      Co., Inc.

                                                                                 2002                   2002
                                                                                 % of              % of Aggregate
                               Affiliated                 2002                 Aggregate             Commission
          Fund                   Broker             Aggregate Amount          Commissions           Transactions
          ----                 ----------           ----------------          -----------          --------------
International             Morgan Stanley & Co.          $16,815                  5.97%                  2.21%
                          Inc.
Equity Fund               Julius Baer                      $468                  0.17%                  0.11%

     Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

     Securities purchased and sold by the Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds are generally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. No brokerage commissions were paid with respect to these Funds during the fiscal years ended May 31, 2000, May 31, 2001 and May 31, 2002.

     The Tax-Exempt Money Market Fund and each of the Non-Money Market Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund), in its sole discretion, believes such practice to be otherwise in the Fund's interests.

     In making portfolio investments, the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) seeks to obtain the best net price and the most favorable execution of orders. The Advisor (or Sub-Advisor) may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or the Advisor (or Sub-Advisor). The Advisor (or Sub-Advisor) is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor (or Sub-Advisor) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's (or Sub-Advisor's) overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund) and does not reduce the advisory fees payable by the Funds or the sub-advisory fees payable by the Advisor. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal year ended May 31, 2002, the Funds paid the following soft dollar commissions: the Capital Opportunities Fund directed $1,355,043.10 worth of transactions to brokers because of research services provided and paid $3,936.00 in commissions on those transactions and the International Equity Fund directed $3,233,765.00 worth of transactions to brokers because of research services provided and paid $6,353.74 in commissions on those transactions. Julius Baer did not receive soft dollars for any transactions for the International Equity Fund.

     With respect to the Money Market Funds, the Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Funds prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if it believes that the Funds' anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged, and may in the future charge, a higher price for commercial paper where they undertake to repurchase it prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Funds on the commercial paper. The Advisor may pay a higher price for commercial paper where it secures such an undertaking if the Advisor believes that the prepayment privilege is desirable to assure the Funds' liquidity and such an undertaking cannot otherwise be obtained.

     Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International Equity Fund). Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisor (or Sub-Advisor) believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Advisor (or Sub-Advisor) may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

     The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor, Sub-Advisors, BISYS Fund Services Limited Partnership or any affiliated person (as such term is defined in the 1940 Act) of any of them, except to the extent permitted by the 1940 Act or the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

     The Funds may from time to time purchase securities issued by the Company's "regular broker/dealers". During the fiscal year ended May 31, 2002, the Funds held securities issued by the "regular broker/dealers" of the Company as follows: The Prime Money Market Fund held $9,984,000 of Goldman Sachs, $20,199,000 of Merrill Lynch, $19,974,000 of Morgan Stanley and $20,997,000 of UBS Finance. The Growth & Income Fund held $10,230,000 of State Street Corporation. The Limited Maturity Bond Fund held $2,638,000 of Wachovia. The Total Return Bond Fund held $1,061,000 of Merrill Lynch and $1,286,000 of JP Morgan. The Equity Growth Fund held $763,000 of State Street Corporation. The Equity Income Fund held $2,063,000 of JP Morgan, $2,168,000 of Wachovia and $947,000 of UNUM Provident. The International Equity Fund held $557,000 of HSBC Holdings and $824,000 of UBS AG.

     The ratings assigned by each Rating Agency represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Advisor (or Sub-Advisor or Sub-Advisors in the case of the Capital Opportunities Fund and International Equity Fund, respectively), when authorized, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

     The Money Market Funds do not intend to seek profits through short-term trading. The Money Market Funds' annual portfolio turnover rates will be relatively high but portfolio turnover is not expected to have a material effect on their net income. The Money Market Funds' portfolio turnover rates are expected to be zero for regulatory reporting purposes.

     Under certain market conditions, the Non-Money Market Funds may experience high portfolio turnover rates as a result of their investment strategies. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund involved and ultimately by its shareholders.

     Portfolio turnover rates for the Non-Money Market Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for the Non-Money Market Funds, and each of those Funds may engage in short-term trading to achieve its investment objective.

     The significant variances in the portfolio turnover rates in the National Tax Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund for the fiscal year ended May 31, 2002 as compared to the fiscal year ended May 31, 2001 were due to the fluctuations in the securities markets and the portfolio managers' responses to such fluctuations.

     There was a significant increase in the portfolio turnover rate for the International Equity Fund for the fiscal year ended May 31, 2002 from the Fund's portfolio turnover rate for the fiscal years ended May 31, 2001 and May 31, 2000 largely as a result of a change in the Fund's sub-advisors. At the end of January 2001, MS Investment Management and Julius Baer began to serve as sub-advisors to the Fund. A majority of the securities held by the previous sub-advisor were sold and the proceeds were invested in the Fund's current holdings.

FUNDAMENTAL LIMITATIONS

     The investment objective of each of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, Growth & Income Fund, International Equity Fund and Diversified Real Estate Fund discussed in the Prospectus for each such Fund is "fundamental", which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. The investment objective of each of the Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Equity Income Fund, Equity Growth Fund, and Capital Opportunities Fund discussed in the Prospectus for each such Fund may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 30 days' written notice before such a change occurs. Unless otherwise noted, each Fund's investment policies discussed above and in such Fund's Prospectus are not fundamental and may be changed by the Company's Board of Directors without shareholder approval.

     Each Fund is subject to the following fundamental limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined below under "Miscellaneous").

     No Fund may:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or, with respect to each Fund other than the International Equity Fund, more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that
(i) up to 25% of the value of the total assets of each Fund other than the Maryland Tax-Exempt Bond Fund may be invested without regard to these limitations; and (ii) up to 50% of the value of the Maryland Tax-Exempt Bond Fund's total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Tax-Exempt Bond Fund's total assets may be invested in the securities of any one issuer. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

     2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the Diversified Real Estate Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and provided further that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions;
(ii) with respect to the Money Market Funds only, obligations issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

     3. Borrow money or, with respect to the Non-Money Market Funds, issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% (5% in the case of the International Equity Fund) of the value of its total assets at the time of such borrowing. A Fund (other than the Tax-Exempt Money Market Fund) will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund's total assets are outstanding. The Tax-Exempt Money Market Fund will not purchase portfolio securities while any borrowings (including reverse repurchase agreements and borrowings from banks) are outstanding. Securities held by a Non-Money Market Fund in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this limitation.

     4. Purchase or sell real estate, except that (a) each Fund may purchase securities of issuers which deal in real estate; (b) the Tax-Exempt Money Market, Equity Income, Equity Growth, Capital Opportunities, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in municipal obligations secured by real estate or interests therein; (c) the Non-Money Market Funds may purchase securities which are secured by real estate or interests therein; (d) the Limited Maturity Bond, Total Return Bond and Diversified Real Estate Funds may invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities; and (e) the Diversified Real Estate Fund may sell any real estate it acquires as a result of a default on debt securities held by the Fund.

     5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that (a) the Tax-Exempt Money Market Fund may purchase put options on municipal obligations; and (b) the Non-Money Market Funds may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     7. Purchase securities of companies for the purpose of exercising control.

     8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) each Non-Money Market Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that (a) each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) each Non-Money Market Fund may enter into futures contracts and related options.

     10. Make loans, except that (a) each Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (b) each Fund except the Tax-Exempt Money Market Fund may enter into repurchase agreements with respect to portfolio securities; (c) each Fund except the Tax-Exempt Money Market Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund's permitted investments and is equal at all times to at least 100% of the value of the securities loaned; and (d) the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in privately arranged loans in accordance with their investment objectives and policies.

     In addition, no Money Market Fund may:

     11. Knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons.

     12. Issue senior securities, except that, subject to the percentage limitations set forth in Investment Limitation No. 3 above, each Fund may borrow money from banks and enter into reverse repurchase agreements for temporary purposes and pledge assets in connection with any such borrowing.

     Except as stated otherwise, if a percentage limitation is satisfied at the time an investment is made, a subsequent increase in that percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

     As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market and Tax-Exempt Money Market Funds intend to subject their entire investment portfolios, other than U.S. Government securities, to the 5% limitation described in Investment Limitation No. 1 above. However, in accordance with such regulations, a Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Advisor to be of comparable quality. A Fund may not hold more than one such investment at any one time.

     Although the foregoing investment limitations would permit the Growth & Income, Diversified Real Estate, Limited Maturity Bond and Maryland Tax-Exempt Bond Funds to invest in options, futures contracts and related options, as specified above, such Funds do not currently intend to engage in such transactions.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Information on how to purchase and redeem a Fund's Class A Shares, Class B Shares and Class C Shares is included in the Funds' Prospectus. Class A Shares, Class B Shares and Class C Shares of each Fund are sold on a continuous basis by the Company's distributor, BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor"), which has agreed to use appropriate efforts to promote the Company and to solicit orders for the purchase of such Class A Shares, Class B Shares and Class C Shares.

Purchases of Class A Shares, Class B Shares and Class C Shares

     General

     Investments in Class A Shares of the Money Market Funds are not subject to any sales charge. Investments in Class A Shares of the Non-Money Market Funds are subject to a front-end sales charge. Investments in Class B Shares and Class C Shares of all of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

     Investors should read "Characteristics of Class A Shares, Class B Shares and Class C Shares" and "Factors to Consider When Selecting Class A Shares, Class B Shares or Class C Shares" below before deciding which class to purchase.

     The Company has established several procedures to enable different types of investors to purchase Class A Shares, Class B Shares and Class C Shares of the Funds. Class A Shares, Class B Shares and Class C Shares may be purchased by customers of financial institutions, including Mercantile-Safe Deposit & Trust Company, its affiliates and correspondent banks, and other qualified banks, savings and loan associations and broker-dealers ("financial institutions"). Class A Shares, Class B Shares and Class C Shares also may be purchased by individuals, corporations or other entities directly through the Company. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by the Distributor on a Business Day in accordance with the Distributor's procedures.

     The Company may authorize certain brokers to accept purchase, exchange and redemption orders on behalf of the Company with respect to Class A Shares of the Funds. Such brokers may be authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of the Company. In such event, the Company will be deemed to have received a purchase, exchange or redemption order when such authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Class A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Class A Shares described in the applicable Prospectus and in this Statement of Additional Information.

     Customers of Institutions

     Class A Shares, Class B Shares and Class C Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such shares will be recorded by the institution and reflected in the account statements provided to its customers. The Company's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of such shares. Depending on the terms of the arrangement between a particular institution and the Company's transfer agent, confirmations of purchases and redemptions and pertinent account statements will either be sent by the Company's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Class A Shares, Class B Shares and Class C Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Class A Shares, Class B Shares or Class C Shares through their institution should contact such entity directly for appropriate purchase instructions.

     Applicable Sales Charge--Class A Shares

     The public offering price for Class A Shares of the Funds is the sum of the net asset value of the Class A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A Shares of the Non-Money Market Funds that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as described in the Prospectus. The appropriate reallowance to dealers will be paid by BISYS to broker-dealer organizations that have entered into agreements with BISYS. The reallowance to dealers may be changed from time to time.

     As described in the Prospectus, the front-end sales charge for Class A Shares of the Non-Money Market Funds may be waived in certain situations or for certain individuals, either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase.

     Computation of Offering Price--Class A Shares

     A hypothetical illustration of the computation of the offering price per share of Class A Shares of the Non-Money Market Funds, using the value and number of each Fund's Class A Shares on the date such shares are first offered to the public and the maximum front-end sales charge (4.25% with respect to the Bond Funds and 4.75% with respect to the Equity Funds), is as follows:

                                        Limited Maturity        Total Return         Maryland Tax-
                                           Bond Fund             Bond Fund          Exempt Bond Fund
                                           ---------             ---------          ----------------
Net Assets ...........................        $10.00                 $10.00                $10.00

Outstanding Shares ...................             1                      1                     1

Net Asset Value Per Share ............        $10.00                 $10.00                $10.00

Sales Charge (4.25% of ...............          $.44                   $.44                  $.44
the offering price)

Offering Price to Public .............        $10.44                 $10.44                $10.44

                                        Intermediate Tax-    National Tax-Exempt         Growth &
                                        Exempt Bond Fund         Bond Fund              Income Fund
                                        -----------------    -------------------        -----------
Net Assets ...........................        $10.00                 $10.00                $10.00

Outstanding Shares ...................             1                      1                     1

Net Asset Value Per Share ............        $10.00                 $10.00                $10.00

Sales Charge (4.25% of ...............          $.44                   $.44                  $.50
the offering price)

Offering Price to Public .............        $10.44                 $10.44                $10.50

                                             Equity               Equity         Capital Opportunities
                                          Income Fund           Growth Fund                Fund
                                          -----------           -----------      ---------------------
Net Assets ...........................         $10.00              $10.00                  $10.00

Outstanding Shares ...................              1                   1                       1

Net Asset Value Per Share ............         $10.00              $10.00                  $10.00

Sales Charge (4.25% of
the offering price) ..................           $.50                $.50                    $.50

Offering Price to Public .............         $10.50              $10.50                  $10.50

                                         International        Diversified Real
                                          Equity Fund           Estate Fund
                                          -----------           -----------

Net Assets ...........................        $10.00                 $10.00

Outstanding Shares ...................             1                      1

Net Asset Value Per Share ............        $10.00                 $10.00

Sales Charge (4.25% of
the offering price) ..................          $.50                   $.50

Offering Price to Public .............        $10.50                 $10.50


         Quantity Discounts

         Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, an investor must notify the Distributor at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact the Distributor or your financial institution.

         Rights of Accumulation. A reduced sales charge applies to any purchase of Class A Shares of any Fund where an investor's then current aggregate investment in Class A Shares on which a sales charge has been paid is $100,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of Class A Shares of a Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned Class A Shares of any Fund on which a sales charge has been paid. If, for example, an investor beneficially owns Class A Shares of one or more Funds with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of a Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price with respect to the Equity Funds and 3.00% of the offering price with respect to the Bond Funds and Money Market Funds. Similarly, with respect to each subsequent investment, all Class A Shares of Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         Letter of Intent. By completing the Letter of Intent included as part of the New Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Class A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Class A Shares of any Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

     The Company's transfer agent, will hold in escrow Class A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the Company's transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

     Qualification for Discounts. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     Reinvestment Privilege. Investors may reinvest all or any portion of their Class A Share redemption proceeds in Class A Shares of the Funds within 60 days of the redemption trade date without paying a sales load. Class A Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Company's transfer agent receives a reinvestment request and payment in proper form.

     Investors wishing to exercise this Privilege must submit a written reinvestment request to the Company's transfer agent stating that the investor is eligible to use the Privilege. The reinvestment request and payment must be received within 60 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinvestment Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules of the Internal Revenue Code of 1986, as amended.

     Applicable Sales Charge - Class B Shares

     The public offering price for Class B Shares of the Funds is the net asset value of the Class B Shares purchased. Although investors pay no front-end sales charge on purchases of Class B Shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the Prospectus if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from the Distributor in connection with sales of Class B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class A Shares and Class C Shares. The contingent deferred sales charge on Class B Shares is based on the lesser of the net asset value of the Class B Shares on the redemption date or the original cost of the Class B Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class B Shares. In addition, a contingent deferred sales charge will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions.

     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares.

     Applicable Sales Charge - Class C Shares

     The public offering price for Class C Shares of the Funds is the net asset value of the Class C Shares purchased. Although investors pay no front-end sales charge on purchases of Class C Shares, such shares are subject to a 1.00% contingent deferred sales charge if they are redeemed within one year of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from the Distributor in connection with sales of Class C Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class A Shares and Class B Shares. The contingent deferred sales charge on Class C Shares is based on the lesser of the net asset value of the Class C Shares on the redemption date or the original cost of the Class C Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class C Shares. In addition, a contingent deferred sales charge will not be assessed on Class C Shares purchased through reinvestment of dividends or capital gains distributions.

     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class C Shares.

     Exemptions from Class B and Class C Contingent Deferred Sales Charges

     As described in the Prospectus, certain types of redemptions may also qualify for an exemption from the contingent deferred sales charges imposed on Class B Shares and Class C Shares. In order to obtain the contingent deferred sales charge waiver, an investor must explain the status of his or her redemption at the time the Class B Shares or Class C Shares are sold.

     Characteristics of Class A Shares, Class B Shares and Class C Shares

     The primary difference among Class A Shares, Class B Shares and Class C Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for Class A Shares, Class B Shares and Class C Shares are the same.

     Class A Shares of the Money Market Funds are sold at their net asset value. Class A Shares of the Non-Money Market Funds are sold at their net asset value plus a front-end sales charge of up to 4.75% with respect to the Equity Funds and up to 4.25% with respect to the Bond Funds. This front-end sales charge may be reduced or waived in some cases. See the Prospectus and "Applicable Sales Charges -- Class A Shares" and "Quantity Discounts" above. Class A Shares of each Fund (including the Money Market Funds) are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to its Class A Shares, comprised of up to 0.25% for distribution expenses and up to 0.25% for shareholder services.

     Class B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Class B Shares are redeemed within six years of purchase. See the Prospectus and "Applicable Sales Charges - Class B Shares" above. Class B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Class B Shares, comprised of up to 0.75% for distribution expenses and up to 0.25% for shareholder services. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class B Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

     Class B Shares of a Fund will automatically convert to Class A Shares of the Fund eight years after purchase. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow BISYS to recover approximately the amount it would have received if the applicable front-end sales charge had been imposed. The conversion from Class B Shares to Class A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class A Shares as he or she had of Class B Shares. The conversion occurs eight years after the beginning of the calendar month in which the Class B Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class B Shares of the Fund, although they will be subject to the distribution and shareholder servicing fees borne by Class A Shares of such Fund.

     Class B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge - Class B Shares") are also converted into Class A Shares at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class B Shares of a Fund, and subsequently acquires additional Class B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Class B Shares in the Fund, including those acquired through reinvestment, will convert to Class A Shares of such Fund on the same date.

     Class C Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a 1.00% deferred sales charge is paid if the shares are redeemed within one year of purchase. See the Prospectus and "Applicable Sales Charges - Class C Shares" above. Class C Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Class C Shares, comprised of up to 0.75% for distribution expenses and up to 0.25% for shareholder services. These ongoing fees, which are higher than those charged on Class A Shares, will cause Class C Shares to have a higher expense ratio and pay lower dividends than Class A Shares.

         Because Class C Shares do not have the automatic eight-year conversion feature applicable to Class B Shares, Class C Shares will have a higher expense ratio and pay lower dividends than Class A Shares for an indefinite period beginning from the date of purchase.

Factors to Consider When Selecting Class A Shares, Class B Shares or Class C Shares

     Investors deciding whether to purchase Class A Shares, Class B Shares or Class C Shares of the Funds should consider whether, during the anticipated periods of their investments in a Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Class B Shares prior to conversion and on Class C Shares would be less than the initial sales charge (Non-Money Market Funds only) and accumulated distribution and shareholder servicing fees on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, to the extent that the sales charge for Class A Shares of the Non-Money Market Funds is waived or reduced by one of the methods described above, investments in Class A Shares of these Funds become more desirable.

     Although Class A Shares of each Fund are subject to shareholder servicing and distribution fees as described above, they are not subject to the higher distribution and shareholder servicing fees applicable to Class B Shares and Class C Shares. For this reason, Class A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A Shares of the Non-Money Market Funds (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in a Fund than purchasers of Class B Shares and Class C Shares in such Funds.

     As described above, purchasers of Class B Shares and Class C Shares of the Non-Money Market Funds will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Class B Shares and Class C Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Class B Shares and Class C Shares, however, would own shares that are subject to a contingent deferred sales charge of up to 4.50% or 1.00%, respectively, upon redemption, depending upon the year of redemption. Investors expecting to redeem during the applicable period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Class B Shares and Class C Shares to the cost of the initial sales charge and shareholder servicing and distribution fees on Class A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Class B Shares and Class C Shares may equal or exceed the initial sales charge and annual shareholder servicing and distribution fees applicable to Class A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Class B Shares and Class C Shares of a Non-Money Market Fund would equal or exceed the initial sales charge and aggregate shareholder servicing and distribution fees of Class A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Class B Shares for more than eight years, Class B Shares will be automatically converted to Class A Shares as described above at the end of such eight-year period. Because Class C Shares are subject to higher distribution and shareholder servicing fees for an indefinite period, a holder Class C Shares may end up paying more over time than holders of Class A Shares and Class B Shares. Most shareholders should purchase Class B Shares rather than Class C Shares if they expect to hold such Shares for more than eight years, and should purchase Class C Shares rather than Class B Shares if they expect to hold such Shares for less than eight years.

     Because of their higher operating expenses, Class B and Class C Shares of the Money Market Funds may not be appropriate for investors who do not plan to exchange their Class B and Class C Shares for Class B and Class C Shares of the Non-Money Market Funds.

Redemption of Class A Shares, Class B Shares and Class C Shares

     If any portion of the Class A Shares, Class B Shares and Class C Shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Funds' transfer agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to Class A Shares, Class B Shares and Class C Shares purchased by money order or wire payment. During the period prior to the time the Class A Shares, Class B Shares and Class C Shares are redeemed, dividends on such Class A Shares, Class B Shares and Class C Shares will accrue and be payable.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which an emergency (as determined by the SEC) exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their Class A Shares, Class B Shares and Class C Shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectus, the Company may redeem Class A Shares, Class B Shares and Class C Shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Class A Shares, Class B Shares and Class C Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Class A Shares, Class B Shares and Class C Shares as provided in the Prospectus from time to time.

     The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's Class A Shares, Class B Shares and Class C Shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in-kind"). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem Class A Shares, Class B Shares and Class C Shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

NET ASSET VALUE

     All Funds

     The net asset value per share of a particular series of a Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such series, less the liabilities of the Fund allocable to such series, by the number of outstanding shares of such series. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Company allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a series of a Fund are charged to that series. Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund or series thereof are conclusive.

     Money Market Funds--Use of Amortized Cost Method

     The Company uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities. Pursuant to this method, an instrument is initially valued at cost and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

     In connection with its use of amortized cost valuation, the Company limits the dollar-weighted average maturity of each Money Market Fund's portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 397 days (with certain exceptions). The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

     Non-Money Market Funds

     The Equity Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market.

     The Bond Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities for which market quotations are readily available (other than securities with remaining maturities of 60 days or less) are valued at the mean of the most recent bid and asked prices.

     For each Non-Money Market Fund, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Directors determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

     The following summarizes certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

     Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds

     For purposes of this discussion regarding additional information concerning taxes, the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be collectively referred to as the "Tax-Exempt Funds."

     As described above and in their Prospectus, the Tax-Exempt Funds are designed to provide investors with income exempt from regular federal income tax and, with respect to the Maryland Tax-Exempt Bond Fund, Maryland state and local income tax. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. The Tax-Exempt Money Market Fund is not designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations. In addition, each Tax-Exempt Fund must distribute an amount equal to at least the sum of 90% of its net exempt-interest income, if any, and 90% of its investment company taxable income, if any, with respect to each taxable year. After the close of the taxable year, each Tax-Exempt Fund will notify shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

     Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Limited Maturity Bond and Total Return Bond Funds

     With respect to the Growth & Income, Equity Income, Equity Growth, Capital Opportunities, International Equity, Limited Maturity Bond and Total Return Bond Funds, the tax principles applicable to transactions in certain financial instruments and futures contracts and options that may be engaged in by the Funds are complex and, in some cases, uncertain. Such transactions may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument, if such instrument is not subject to the mark-to-market rules under the Code. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules.

     Dividends paid by the Funds will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Fund from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for federal alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

     Diversified Real Estate Fund

     The Diversified Real Estate Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC

(referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Advisor does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

     All Funds

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in that month will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income to avoid liability for this excise tax.

     Each Fund is treated as a separate entity under the Code. During the most recent taxable year, each Fund qualified as a "regulated investment company." Although each Fund expects to qualify as a regulated investment company in subsequent years and to be relieved of all or substantially all federal income taxes, and in the case of the Maryland Tax-Exempt Bond Fund, Maryland state and local income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (whether or not derived from interest on municipal obligations in the case of the Tax-Exempt Funds) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction allowed to corporations under the Code. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

MANAGEMENT OF THE COMPANY

     Directors and Officers

     The business and affairs of the Company are managed under the general supervision of the Company's Board of Directors in accordance with the laws of the State of Maryland and the Company's Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Interested Directors." Directors who are not deemed to be "interested persons" of the Company are referred to as "Independent Directors."

                                                                                             Number of
                                            Term of Office                                 Portfolios in
                              Position(s)    and Length of                                Fund Complex/3/
                               Held with         Time         Principal Occupation(s)       Overseen by      Other Directorships
Name, Address and Age/1/        Company        Served/2/        During Past 5 Years           Director       Held by Director/4/
------------------------      -----------   --------------    -----------------------     ---------------    -------------------
INTERESTED
DIRECTORS

Leslie B. Disharoon/5/        Chairman of         Since                Retired.                 14           Director, Baltimore Gas
Age 69                        the Board           1989                                                       & Electric Company;
                                                                                                             Director, Travelers
                                                                                                             Property Casualty
                                                                                                             Corp.; Director, Aegon
                                                                                                             USA, Inc.



                                                                                            Number of
                                            Term of Office                                Portfolios in
                              Position(s)    and Length of                                Fund Complex/3/
                               Held with         Time         Principal Occupation(s)      Overseen by    Other Directorships
Name, Address and Age/1/        Company         Served/2/       During Past 5 Years         Director      Held by Director/4/
-------------------------------------------------------------------------------------------------------------------------------
Decatur H. Miller/6/         Director            Since             Retired.                    14        None
Age 70                       and Treasurer       1989


INDEPENDENT
DIRECTORS

Edward D. Miller             Director            Since      Dean/Chief Executive               14        None
Age 59                                           1998       Officer, Johns Hopkins
                                                            Medicine, January
                                                            1997 to date;
                                                            Interim Dean, Johns
                                                            Hopkins Medicine,
                                                            March 1996 to
                                                            January 1997;
                                                            Chairman, Department
                                                            of Anesthesiology
                                                            and Critical Care
                                                            Medicine, Johns
                                                            Hopkins University,
                                                            July 1994 to date.

John R. Murphy               Director            Since      Vice Chairman, National            14        Director, Omnicom Group
Age 68                                           1994       Geographic Society, March
                                                            1998 to date; President and
                                                            Chief Executive Officer,
                                                            National Geographic
                                                            Society, May 1996 to March
                                                            1998.

George R. Packard III        Director            Since      President, U.S. - Japan            14        Director, Offitbank.
Age 70                                           1998       Foundation, July
                                                            1998 to date;
                                                            Visiting President,
                                                            International
                                                            University of Japan,
                                                            1994 to 1998; Former
                                                            Dean, School of
                                                            Advanced
                                                            International
                                                            Studies at The Johns
                                                            Hopkins University.



OFFICERS
--------
John J. Pileggi              President           Since      Executive Vice President of        N/A       N/A
Two Hopkins Plaza                                2002       Mercantile Safe Deposit &
10th Floor                                                  Trust Company since 2002;
Baltimore, MD 21201                                         President and Chief
Age 43                                                      Executive Officer of
                                                            Mercantile Capital
                                                            Advisors, Inc. since 2002;
                                                            President and Chief
                                                            Executive Officer of
                                                            Hopkins Plaza Securities
                                                            since 2002.  President and
                                                            Chief Executive Officer of
                                                            PlusFunds in 2001.
                                                            President and Chief
                                                            Executive Officer of ING
                                                            Funds, ING Mutual Funds
                                                            Management Co., ING Mutual
                                                            Funds Distributor LLC and
                                                            ING Investment Products
                                                            from 1998 to 2000.


Cornelia H. McKenna          Vice                Since      Vice President of Mutual           N/A       N/A
Two Hopkins Plaza            President           2002       Fund Administration at
10th Floor                                                  Mercantile Capital
Baltimore, MD 21201                                         Advisors, Inc. and
Age 35                                                      Mercantile Safe-Deposit &
                                                            Trust Company since 1998;
                                                            Senior Loan Officer, PNC
                                                            Mortgage Corp. from 1997 to
                                                            1998.

Jennifer E. Vollmer          Secretary           Since      Counsel, Investment &              N/A       N/A
Two Hopkins Plaza                                2002       Wealth Management and
10th Floor                                                  Compliance Officer at
Baltimore, MD 21201                                         Mercantile Capital
Age 30                                                      Advisors, Inc. since 2001.
                                                            Associate; Deutsche Asset
                                                            Management from 1999 to
                                                            2001.  Prior to that, Ms.
                                                            Vollmer attended William &
                                                            Mary School of Law.

--------------------------
/1./ Each director may be contacted by writing to the director, c/o Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201, Attn: Funds Administration.

/2./ Each director holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified;
(ii) he shall have resigned; or (iii) he is removed by the Company's shareholders in accordance with the Company's Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified.

/3./ The "Fund Complex" consists solely of the Company.

/4./ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

/5./ Mr. Disharoon is considered to be an Interested Director because he and his wife own securities issued by Mercantile Bankshares Corporation.

/6./ Mr. Miller is considered to be an Interested Director because (i) he and his wife are co-trustees of a trust for which Mercantile Safe-Deposit & Trust Company also acts as co-trustee and of which his wife is the sole beneficiary and (ii) he serves as an officer of the Company.

Standing Board Committees

     The Board of Directors has established three committees, i.e., Audit, Nominating and Valuation.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee is a "committee of the whole" in that all of the directors serve on the Committee. The Audit Committee met twice during the fiscal year ended May 31, 2002.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as directors. The Nominating Committee consists of three Independent Directors (Messrs. Edward D. Miller, Murphy and Packard). There were no formal meetings of the Nominating Committee during the fiscal year ended May 31, 2002. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary.

     The Valuation Committee is responsible for the review of pricing and valuation issues as needed. The Valuation Committee consists of three Independent Directors (Messrs. Edward D. Miller, Murphy and Packard). There were no formal meetings of the Valuation Committee during the fiscal year ended May 31, 2002.

Director Ownership of Fund Shares

     The following table shows the dollar range of Institutional Shares beneficially owned by each director in the Funds:


                                                                                        Aggregate Dollar Range of
                                                                                     Equity Securities in All Funds
                                                      Dollar Range of                  in the Company Overseen by
Name of Director                              Equity Securities in the Funds/1/                  Director
----------------                              ---------------------------------      ------------------------------

INDEPENDENT DIRECTORS

Edward D. Miller, M.D.                             Growth & Income Fund
                                                       Over $100,000                           Over $100,000
                                                  All other Funds:  None

John R. Murphy                                             None                                     None

George R. Packard, III                                     None                                     None

INTERESTED DIRECTORS

Leslie B. Disharoon                              International Equity Fund
                                                    $10,001 - $50,000                        $10,001 - $50,000
                                                  All other Funds:  None

Decatur H. Miller                                 Prime Money Market Fund                    $50,000 - $100,000
                                                       $1 - $10,000
                                                    Growth & Income Fund
                                                    $50,000 - $100,000
                                                 International Equity Fund
                                                     $10,001 - $50,000
                                                   All other Funds: None

----------
/1/ Includes the value of Institutional Shares beneficially owned by each director in each Fund as of December 31, 2001. Prior to the date of this Statement of Additional Information, the Funds offered only one class of shares, which have been redesignated as "Institutional Shares."

     As of July 24, 2002, the Directors and officers of the Company, as a group, owned less than 1% of its outstanding shares.

Board Compensation

     Each Director of the Company receives an annual fee of $9,500 plus $2,000 for each Board meeting attended and reimbursement for expenses incurred as a Director. Additionally, the Chairman of the Board receives an additional annual fee of $7,500 for his services in such capacity. For the fiscal year ended May 31, 2002, the Company paid or accrued for the account of its Directors as a group, for services in all capacities, a total of $95,000.

     The following chart provides certain information about the fees received by the Company's Directors for their services as members of the Board of Directors and as officers of the Company for the fiscal year ended May 31, 2002:

                                                                     Pension or        Total Compensation from
                                                                Retirement Benefits      the Company and Fund
                                       Aggregate Compensation    Accrued as Part of        Complex* Paid to
       Name of Person/Position           from the Company         Company Expenses             Directors
       -----------------------         ----------------------   -------------------    -----------------------
Leslie B. Disharoon                             $25,000                 N/A                     $25,000
Chairman of the Board of Directors
and President**

Decatur H. Miller                               $17,500                 N/A                     $17,500
Director and Treasurer

Edward D. Miller, M.D.                          $17,500                 N/A                     $17,500
Director

John R. Murphy                                  $17,500                 N/A                     $17,500
Director

George R. Packard, III                          $17,500                 N/A                     $17,500
Director

----------
*    The "Fund Complex" consists solely of the Company.

** Mr. Disharoon no longer serves as President of the Company effective as of July 26, 2002.

Service Providers

     The Company has also employed a number of professionals to provide investment management and other important services to the Funds. MCA serves as the Funds' investment advisor and administrator and has its principal offices at Two Hopkins Plaza, 10th Floor, Baltimore, Maryland 21201. Delaware acts as sub-advisor for the Capital Opportunities Fund and is located at One Commerce Square, Philadelphia, Pennsylvania 19103. MS Investment Management and Julius Baer act as sub-advisors for the International Equity Fund. MS Investment Management is located at 25 Cabot Square, Canary Wharf, London E14 4QA England and Julius Baer is located at 330 Madison Avenue, New York, New York 10017. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds and serves as the transfer and dividend disbursing agent for the Funds. The Funds also have custodians, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, for each Fund except the International Equity Fund, and State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171, for the International Equity Fund.

Codes of Ethics

     The Company, the Advisor and each Sub-Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Advisory and Sub-Advisory Services

     MCA serves as investment advisor to the Funds pursuant to an Advisory Agreement dated July 24, 1998 between the Company and Mercantile-Safe Deposit and Trust Company ("Merc-Safe"). Delaware provides sub-advisory services to the Capital Opportunities Fund pursuant to a Sub-Advisory Agreement with Merc-Safe dated July 5, 2000. MS Investment Management and Julius Baer provide sub-advisory services to the International Equity Fund pursuant to separate Sub-Advisory Agreements with Merc-Safe dated April 27, 2001. On May 11, 2001, MCA assumed all of Merc-Safe's rights and obligations under the Advisory Agreement and each Sub-Advisory Agreement. The Advisor and each Sub-Advisor has agreed to pay all expenses incurred by it in connection with its activities.

     In its capacity as investment advisor, MCA is entitled to advisory fees from the Funds that are calculated daily and paid monthly at the following annual rates: (i) with respect to the Prime Money Market Fund and Government Money Market Fund, 0.25% of the first $1 billion of each Fund's average daily net assets plus 0.20% of each Fund's average daily net assets in excess of $1 billion; (ii) with respect to the Tax-Exempt Money Market Fund, 0.25% of the first $1 billion of the Fund's average daily net assets plus 0.20% of the Fund's average daily net assets in excess of $1 billion; (iii) with respect to the Limited Maturity Bond Fund and Total Return Bond Fund, .35% of the first $1 billion of each Fund's average daily net assets plus .20% of each Fund's average daily net assets in excess of $1 billion; (iv) with respect to the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund, 0.50% of the first $1 billion of each Fund's average daily net assets plus 0.25% of each Fund's average daily net assets in excess of $1 billion; (v) with respect to the Growth & Income Fund, Equity Income Fund and Equity Growth Fund, 0.60% of the first $1 billion of each Fund's average daily net assets plus 0.40% of each Fund's average daily net assets in excess of $1 billion; (vi) with respect to the Capital Opportunities Fund, 1.30% of the first $1 billion of the Fund's average daily net assets plus 1.20% of the Fund's average daily net assets in excess of $1 billion; (vii) with respect to the International Equity Fund, 1.22% of the first $1 billion of the Fund's average daily net assets plus 1.10% of the Fund's average daily net assets in excess of $1 billion; and (viii) with respect to the Diversified Real Estate Fund, 0.80% of the first $1 billion of the Fund's average daily net assets plus .60% of the Fund's average daily net assets in excess of $1 billion.

     MCA has agreed to pay Delaware a sub-advisory fee, computed daily and paid quarterly, at the annual rate of 0.70% of the first $1 billion of the Capital Opportunities Fund's average daily net assets plus 0.60% of the Fund's average daily net assets in excess of $1 billion. MCA has agreed to pay MS Investment Management a sub-advisory fee, computed daily and paid quarterly, at the annual rate of 0.80% of the first $25 million of the average daily net assets of the International Equity Fund managed by MS Investment Management, plus 0.60% of the next $25 million of the average daily net assets of the Fund managed by MS Investment Management, plus 0.50% of the next $25 million of the average daily net assets of the Fund managed by MS Investment Management, plus 0.40% of the average net assets of the Fund managed by MS Investment Management in excess of $75 million. MCA has agreed to pay Julius Baer a sub-advisory fee, computed daily and paid quarterly, at the annual rate of 0.80% of the first $20 million of the International Equity Fund's average daily net assets managed by Julius Baer, plus 0.60% of the next $60 million of the average daily net assets of the Fund managed by Julius Baer, plus 0.50% of the next $60 million of the average daily net assets of the Fund managed by Julius Baer, plus 0.40% of the average daily net assets of the Fund managed by Julius Baer in excess of $100 million. The fees paid by MCA to Delaware for the Capital Opportunities Fund and to MS Investment Management and Julius Baer for the International Equity Fund came out of MCA's advisory fees and are not an additional expense of the respective Funds.

     For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, the Company paid advisory fees, net of waivers, as follows:

                                                                For the Fiscal Year Ended May 31:
                   Fund                              2002                     2001                     2000
                   ----                              ----                     ----                     ----
Prime Money Market                                $1,543,951               $1,377,783               $1,152,468
Government Money Market                           $  969,082               $  933,997               $  963,062
Tax-Exempt Money Market                           $  515,402               $  444,696               $  353,220
Limited Maturity Bond                             $  378,339               $  417,695               $  413,233
Total Return Bond                                 $  283,026               $  294,446               $  260,561
Maryland Tax-Exempt Bond                          $   87,808               $   69,494               $   49,354
Intermediate Tax-Exempt Bond                      $  174,338               $  178,594               $  192,414
National Tax-Exempt Bond                          $  432,418               $  431,173               $  418,650
Growth & Income                                   $2,035,657               $2,437,928               $2,269,935
Equity Income                                     $  486,009               $  631,762               $1,299,743
Equity Growth                                     $  276,009               $  389,567               $  284,474
Capital Opportunities                             $  308,701               $  130,862/(1)/                *
International Equity                              $  824,847               $  784,755               $  747,127
Diversified Real Estate                           $  245,057               $  139,828               $   44,027

----------

*     Not in operation during the period.

/(1)/ For the period July 5, 2000 (commencement of operations) through May 31,
      2001.

     For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, the Advisor (or its predecessor) waived advisory fees as follows:

                                          For the Fiscal Year Ended May 31:

                   Fund                 2002            2001            2000
                   ----                 ----            ----            ----

Prime Money Market                    $134,257        $119,807        $100,215
Government Money Market               $132,148        $127,363        $131,327
Tax-Exempt Money Market                $70,282         $60,641         $48,166
Limited Maturity Bond                 $150,501        $147,564        $156,329
Total Return Bond                     $155,289        $159,087        $153,968
Maryland Tax-Exempt Bond              $146,791        $122,169         $95,499
Intermediate Tax-Exempt Bond          $221,885        $227,302        $244,980
National Tax-Exempt Bond              $468,452        $467,104        $453,537
Growth & Income                       $457,995        $515,600        $445,855
Equity Income                         $128,988        $147,056        $271,976
Equity Growth                          $77,401         $88,801         $74,714
Capital Opportunities                  $82,377        $111,235            *
International Equity                  $226,389         $98,874         $72,803
Diversified Real Estate                $15,403         $19,482         $30,336

-----------------
*    Not in operation during the period.
/(1)/For the period July 5, 2000 (commencement of operations) through May 31,
     2001.

     For the fiscal year ended May 31, 2002 and the period July 5, 2000 (commencement of operations) through May 31, 2001, (i) the Advisor paid Delaware sub-advisory fees with respect to the Capital Opportunities Fund (net of waivers) of $190,476 and $83,277, respectively, and (ii) Delaware waived sub-advisory fees of $20,104 and $47,083, respectively. For the fiscal year ended May 31, 2002, (i) the Advisor paid MS Investment Management and Julius Baer sub-advisory fees of $404,953 and $191,058, respectively, with respect to the International Equity Fund, and (ii) MS Investment Management and Julius Baer waived sub-advisory fees of $0 and $0, respectively. For the period January 27, 2001 through May 31, 2001, (i) the Advisor paid MS Investment Management and Julius Baer sub-advisory fees of $119,256 and $54,850, respectively, with respect to the International Equity Fund, and (ii) MS Investment Management and Julius Baer waived sub-advisory fees of $0 and $0, respectively. For the period June 1, 2000 through January 26, 2001 and the fiscal year ended May 31, 2000,
(i) the Advisor paid BlackRock International, Ltd. ("BlackRock"), the International Equity Fund's former sub-advisor, sub-advisory fees, net of waivers, of $291,052 and $420,259 respectively, and (ii) BlackRock waived sub-advisory fees of $30,481 and $40,952, respectively.

     Under the Advisory Agreement, the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, and the Company has agreed to indemnify the Advisor against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Advisor shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

     Unless sooner terminated, the Advisory Agreement will continue in effect through July 31, 2003, the Sub-Advisory Agreement with respect to the Capital Opportunities Fund will continue in effect until April 30, 2003, and each Sub-Advisory Agreement with respect to the

International Equity Fund will continue in effect until July 31, 2003. The Advisory Agreement and each Sub-Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Company's Board of Directors or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement's continuance also is approved by a majority of the Company's Directors who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and each Sub-Advisory Agreement may be terminated by the Company or the Advisor (or the Sub-Advisor in the case of each Sub-Advisory Agreement) on 60 days' written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Company would be required, at the request of the Advisor, to change its name to a name not including "M.S.D. & T.", "Mercantile-Safe Deposit and Trust Company" or "Mercantile Capital Advisors, Inc."

Annual Board Approval of Investment Advisory and Sub-Advisory Agreements

     At a meeting held on April 26, 2002, the Board of Directors of the Company, including the Independent Directors, approved the continuation of the Company's Advisory Agreement with MCA with respect to each Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of MCA's services provided to each Fund and MCA's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a report showing the Morningstar risk-adjusted ratings for each of the Funds for various periods ended March 31, 2002; (2) a report comparing:
(i) the investment performance of each Non-Money Market Fund for various periods ended March 31, 2002 with the applicable Morningstar and Lipper performance universe averages (e.g., the Lipper Large Cap Core Equity Funds average) and
(ii) the investment performance of each Money Market Fund for various periods ended March 31, 2002 with the applicable money market universe average published by IBC Money Fund Report; (3) a report comparing the proposed fiscal year 2002 advisory/administration fees and total expense ratio (before and after waivers) of each Fund with its representative Lipper groups in the All Funds, Institutional Funds and Bank Institutional Funds with assets under $500 million categories; (4) a report on the advisory fee breakpoints of each Fund; and (5) a report on MCA's profitability related to providing advisory services to the Company after taking into account (i) advisory fees, administration fees and any other benefits realized by MCA or any of its affiliates as a result of MCA's role as advisor for the Company, and (ii) the direct and indirect expenses incurred by MCA in providing such advisory services to the Company. The Board also considered a report on MCA's brokerage operating procedures, including information on the brokerage allocation for each Equity Fund for the calendar year 2001 and information on the soft dollar commissions paid by Mercantile-Safe Deposit & Trust Company during the calendar year 2001.

     After discussion, the Board of Directors concluded that MCA had the capabilities, resources and personnel necessary to manage the Company. The Board of Directors also concluded that based on the services that MCA would provide to the Company under the Advisory Agreement and the expenses incurred by MCA in the performance of such services, the compensation to be paid to MCA was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Advisory Agreement with MCA for an additional one-year period.

     At the April 26, 2002 meeting, the Board of Directors of the Company, including the Independent Directors, also approved the continuation of (i) the Sub-Advisory Agreement between MCA and Delaware with respect to the Capital Opportunities Fund and (ii) the Sub-Advisory Agreements between MCA and MS Investment Management and between MCA and Julius Baer, respectively, with respect to the International Equity Fund, each for an additional one-year period. In approving the continuation of the Sub-Advisory Agreements, the Board of Directors considered the quality of the sub-advisory services being rendered by Delaware, MS Investment Management and Julius Baer, the investment management style, experience and qualifications of each Sub-Advisor's personnel and the respective sub-advisory fee structures. The Board of Directors also reviewed written reports provided by Delaware, MS Investment Management and Julius Baer which contained, among other items, performance information, sector and/or country allocations and investment outlook and strategy with respect to the Capital Opportunities Fund and the International Equity Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Capital Opportunities Fund and the International Equity Fund to continue the Sub-Advisory Agreements with Delaware, MS Investment Management and Julius Baer, respectively, for an additional one-year period.

Administrator

     Effective May 11, 2001, MCA, as assignee of Merc-Safe, serves as the Company's administrator pursuant to an Administration Agreement dated as of May 28, 1993 between the Company and Merc-Safe (the "Administration Agreement") and generally assists in all aspects of the Company's operation and administration. MCA has agreed to maintain office facilities for the Company, prepare reports to shareholders, coordinate federal and state returns, furnish the Company with statistical and research data, clerical and certain other services required by the Company, assist in updating the Company's Registration Statement for filing with the SEC, and perform other administrative functions.

     The Administration Agreement provides that MCA shall not be liable for acts or omissions which do not constitute willful misfeasance, bad faith or gross negligence on the part of MCA, or reckless disregard by MCA of its duties under the Administration Agreement.

     In its capacity as administrator, MCA is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of .125% of the average daily net assets of each Fund.

Custodians

     The Fifth Third Bank ("Fifth Third") serves as custodian of the assets of each Fund except the International Equity Fund, and State Street Bank and Trust Company ("State

Street") serves as custodian of the assets of the International Equity Fund, pursuant to separate custody agreements (each a "Custody Agreement"), under which each custodian has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; and (iv) make periodic reports to the Company concerning each Fund's operations. Each custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold the Fund or Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-custodian.

     The Company has established a line of credit with Fifth Third Bank with respect to all Funds except the International Equity Fund. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund's borrowings under the line of credit exceed 5% of its net assets that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum.

Distributor, Transfer and Dividend Disbursing Agent and Fund Accountant

     Class A Shares, Class B Shares and Class C Shares of the Funds are distributed continuously by the Distributor. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of Class A Shares, Class B Shares and Class C Shares of the Funds. The Distributor is entitled to the payment of a front-end sales charge on the sale of Class A Shares of the Funds and a contingent deferred sales charge upon the redemption of Class B Shares and Class C Shares of the Funds, in each case, as described in the Prospectus and this Statement of Additional Information. Class A Shares, Class B Shares and Class C Shares were not offered by the Funds prior to the date of this Statement of Additional Information.

     Unless otherwise terminated, the Distribution Agreement will remain in effect until July 20, 2003, and thereafter will continue automatically with respect to each Fund from year to year if approved at least annually by the Company's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of the Distributor, serves as transfer and dividend disbursing agent for the Funds. Under its Transfer Agency Agreement, BISYS Ohio has agreed, among other things, to (i) receive purchase orders and redemption requests for shares of the Funds;
(ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of account for the Funds and shareholders and advise each as to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding;
(vii) perform the customary services of a transfer agent, dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

     BISYS Ohio also provides fund accounting services for the Company, including the computation of each Fund's net asset value, net income and realized capital gains, if any, and is responsible for all filings with state securities commissions in connection with the registration or qualification of the Funds' shares ("blue sky services").

Compensation of Administrator, Custodians, Transfer and Dividend Disbursing Agent, Fund Accountant and Blue Sky Agent

     MCA, the custodians and BISYS Ohio (in its capacity as fund accountant) are entitled to receive fees based on the aggregate average daily net assets per Fund of the Company. As compensation for transfer agency services provided, BISYS Ohio is entitled to receive an annual fee based on the number of Funds of the Company, plus out-of-pocket expenses. As compensation for blue sky services provided, BISYS Ohio is entitled to receive an annual fee per state permit and a per check fee, plus out-of-pocket expenses.

     For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, (i) the Company paid fees, net of waivers, of $2,529,859, $2,655,627 and $2,602,469, respectively, to MCA for administrative services provided to the Funds; and (ii) MCA voluntarily waived fees of $788,392, $671,568 and $594,625, respectively.

Expenses

     Except as noted below, the Advisor bears all expenses in connection with the performance of its advisory and administrative services and each Sub-Advisor bears all expenses in connection with the performance of its sub-advisory services. The Company bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

Fee Waivers

     Expenses can be reduced by voluntary fee waivers and expense reimbursements by MCA and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of MCA with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, serve as independent accountants for the Company. The financial statements which are incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated by reference into this Statement of Additional Information, and have been incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP given upon their authority as experts in accounting and auditing.

COUNSEL

     Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Company and will pass upon certain legal matters on behalf of the Company.

ADDITIONAL INFORMATION CONCERNING CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

     The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company". The Company's Articles of Incorporation authorize the Board of Directors to issue up to 20,000,000,000 full and fractional shares of capital stock, $.001 par value per share. The Company's Articles of Incorporation further authorize the Board of Directors to classify and reclassify any unissued shares into any number of additional classes or series of shares. Of these authorized shares:

     (i) 1,200,000,000 shares are classified as Class A Common Stock (Institutional Shares), 500,000,000 shares are classified as Class A - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class A- Special Series 2 Common Stock (Class B Shares) and 500,000,000 shares are classified as Class A - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Prime Money Market Fund;

     (ii) 700,000,000 shares are classified as Class B Common Stock (Institutional Shares), 500,000,000 shares are classified as Class B - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class B - Special Series 2 Common Stock (Class B Shares) and 500,000,000 shares are classified as Class B - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Government Money Market Fund;

     (iii) 600,000,000 shares are classified as Class C Common Stock (Institutional Shares), 500,000,000 shares are classified as Class C - Special Series 1 Common Stock (Class A Shares), 500,000,000 shares are classified as Class C - Special Series 2 Common Stock (Class B Shares) and 500,000,000 share are classified as Class C - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Tax-Exempt Money Market Fund;

     (iv) 500,000,000 shares are classified as Class E Common Stock (Institutional Shares), 100,000,000 shares are classified as Class E - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class E - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class E - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Growth & Income Fund;

     (v) 500,000,000 shares are classified as Class F Common Stock (Institutional Shares), 100,000,000 shares are classified as Class F - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class F - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class F - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Limited Maturity Bond Fund;

     (vi) 400,000,000 shares are classified as Class G Common Stock (Institutional Shares), 100,000,000 shares are classified as Class G - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class G - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class G - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Maryland Tax-Exempt Bond Fund;

     (vii) 400,000,000 shares are classified as Class H Common Stock (Institutional Shares), 100,000,000 shares are classified as Class H - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class H - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class H - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Intermediate Equity Fund;

     (viii) 400,000,000 shares are classified as Class J Common Stock (Institutional Shares), 100,000,000 shares are classified as Class J - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class J - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class J - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Diversified Real Estate Fund;

     (ix) 400,000,000 shares are classified as Class K Common Stock (Institutional Shares), 100,000,000 shares are classified as Class K - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class K - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the National Tax-Exempt Bond Fund;

     (x) 400,000,000 shares are classified as Class L Common Stock (Institutional Shares), 100,000,000 shares are classified as Class L - Special Series 1 Common Stock (Class A Shares), 100,000, 000 shares are classified as Class L - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class L - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Total Return Bond Fund;

     (xi) 400,000,000 shares are classified as Class M Common Stock (Institutional Shares), 100,000,000 shares are classified as Class M - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class M - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class M - Special Series 3 Common Stock (Class C Shares), all such shares representing in the Equity Growth Fund;

     (xii) 400,000,000 shares are classified as Class N Common Stock (Institutional Shares), 100,000,000 shares are classified as Class N - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class N - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class N - Special Series 3 Common Stock (Class C Shares), all such shares representing interests in the Equity Income Fund;

     (xiii) 400,000,000 shares are classified as Class O Common Stock (Institutional Shares), 100,000,000 shares are classified as Class O - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class O - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class O - Special Series 3 Common Stock, all such shares representing interests in the Intermediate Tax-Exempt Bond Fund; and

     (xiv) 400,000,000 shares are classified as Class P Common Stock (Institutional Shares), 100,000,000 shares are classified as Class P - Special Series 1 Common Stock (Class A Shares), 100,000,000 shares are classified as Class P - Special Series 2 Common Stock (Class B Shares) and 100,000,000 shares are classified as Class P - Special Series 3 Common Stock (Class C Shares), all of such shares representing interests in the Capital Opportunities Fund.

     Each series of shares in a Fund (i.e., Class A Shares, Class B Shares, Class C Shares and Institutional Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except that each series will bear the expenses of any distribution and/or shareholder services plans applicable to such series. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution and Services Plan for Class A Shares, holders of Class B Shares will bear the expenses of the Distribution and Services Plan for Class B Shares, and holders of Class C Shares will bear the expenses of the Distribution and Services Plan for Class C Shares. In addition, each series may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Distribution and Services Plans" below.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved in the liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder services plan applicable to such series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by class or series, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the 1940 Act or other applicable law.

     Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company in the future, will vote in the aggregate and not by class or series on all matters, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds voting together in the aggregate without regard to particular Funds.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio). The Company's Bylaws enable shareholders to call for a meeting to vote on the removal of one or more directors. The affirmative vote of a majority of the Company's outstanding shares is required to remove a director. Meetings of the Company's shareholders shall be called by the Board of Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Company's Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine a Fund's assets with the assets belonging to one or more other Funds if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another Fund at their net asset value. The exercise of such authority may be subject to certain restrictions under the 1940 Act.

PERFORMANCE INFORMATION

     Each series of shares in a Fund (i.e., Institutional Shares, Class A Shares, Class B Shares and Class C Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except that each series will bear the expenses of any distribution and/or shareholder services plans applicable to such series. In addition, each series will have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance.

Money Market Funds

     The "yield" and "effective yield" of each Money Market Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Money Market Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     In addition, the Tax-Exempt Money Market Fund may quote its standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the Tax-Exempt Money Market Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

     For the seven-day period ended May 31, 2002, the annualized yield and effective yield for each of the Money Market Funds and the tax-equivalent yield (assuming the payment of federal income taxes at a rate of 38.6%) for the Tax-Exempt Money Market Fund were as set forth below:

                                   Annualized     Effective     Tax-Equivalent
         Fund                         Yield+        Yield+           Yield+
         ----                         -----         -----            -----
Prime Money Market                     4.09%        4.18%              *
Government Money Market                4.10%        4.18%              *
Tax-Exempt Money Market                2.83%        2.94%             4.61%

----------------
+ Prior to the date of this Statement of Additional Information, the Funds offered one series of shares with neither a sales charge nor a distribution and service fee. Yield reflects neither the deduction of the current maximum Class A sales charge of 4.75% for Equity Funds and 4.25% for Money Market and Bond Funds, nor the imposition of distribution and service fees or contingent deferred sales charges. If sales charges or distribution and service fees had been reflected, yield would be reduced.
+  Not applicable.

     The "monthly yield" of each Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/number of days in the month). The annualized effective monthly yield for each Fund is computed by compounding a particular Fund's unannualized monthly base period return (calculated as just described) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by the number of days in the month, and subtracting one from the result.

     The Money Market Funds may from time to time quote yields relating to time periods other than those described above. Such yields will be computed in a manner that is similar to those computations described.

     A Money Market Fund's quoted yield is not indicative of future yields and will depend upon factors such as portfolio maturity, its expenses and the types of instruments it holds.

Non-Money Market Funds

     Yield Calculations. From time to time the Non-Money Market Funds may quote their yields in advertisements, sales literature or in reports to shareholders. The yield for a Fund is calculated by dividing the net investment income per share (as described below) earned during a 30-day period by its net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period in the Fund is based on the average daily number of shares outstanding in the Fund during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                    [(a-b  )/6/]
                             Yield=2[(---+1)-1 ]
                                    [( cd  )   ]

     Where: a =  dividends and interest earned during the period.

            b =  expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d =  net asset value per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds calculate interest earned on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

     Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     The Intermediate Tax-Exempt Bond Fund's and National Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by (a) dividing the portion of a Fund's yield that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of such yield that is not exempt from federal income tax. The Maryland Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by (a) dividing the portion of the Fund's yield that is exempt from both federal and Maryland state income taxes by one minus a stated combined federal and Maryland state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of such yield that is not exempt from federal income tax.

     For the 30-day period ended May 31, 2002, the yield for each of the Non-Money Market Funds and the tax-equivalent yield (assuming the payment of federal income taxes at a rate of 38.6% and, in the case of the Maryland Tax-Exempt Bond Fund, the payment of federal and state income taxes at a combined rate of 43.5%) for each of the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund were as set forth below:

                                                   Tax-Equivalent      Without
       Fund                           Yield+           Yield+          Waivers
       ----                           -----            -----           -------
Limited Maturity Bond ............    5.07%                *            4.97%
Total Return Bond ................    6.11%                *            5.98%
Maryland Tax-Exempt Bond .........    4.10%            7.26%            3.77%
Intermediate Tax-Exempt Bond .....    3.56%            5.80%            3.26%
National Tax-Exempt Bond .........    3.59%            5.85%            3.31%
Growth & Income ..................    0.69%                *            0.58%
Equity Income ....................    1.16%                *            1.03%
Equity Growth ....................    0.22%                *            0.06%
Capital Opportunities ............  (0.62)%                *          (0.94)%
International Equity .............    0.26%                *          (0.05)%
Diversified Real Estate ..........    6.18%                *            6.11%
-----------------
+ Prior to the date of this Statement of Additional Information, the Funds offered one series of shares with neither a sales charge nor a distribution and service fee. Yield reflects neither the deduction of the current maximum Class A sales charge of 4.75% for Equity Funds and 4.25% for Money Market and Bond Funds, nor the imposition of distribution and service fees or contingent deferred sales charges. If sales charges or distribution and service fees had been reflected, yield would be reduced.
* Not applicable.

     Total Return Calculations. The Non-Money Market Funds compute their average annual total returns (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                               [(ERV)/1/N/]
                             T=[(---) -1  ]
                               [( P )     ]

     Where: T =  average annual total return.

          ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

            P =  hypothetical initial payment of $1,000.

            n =  period covered by the computation, expressed in terms of years.

     The Non-Money Market Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. The formula for calculating aggregate total return is as follows:

                               [(ERV)  ]
                             T=[(---)-1]
                               [( P )  ]

     The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Based on the foregoing calculations, the average annual total returns (before taxes) for each of the Non-Money Market Funds for the one-year, five-year and ten-year periods ended May 31, 2002, as applicable, and for the period since inception through May 31, 2002 were as set forth below:

                     Average Annual Returns (Before Taxes)+

                                                                          Since
          Fund                    One Year   Five Years     Ten Years   Inception
          ----                    --------   ----------     ---------   ---------
Limited Maturity Bond ..........    4.43%       6.08%          5.87%      6.18%/(1)/
Total Return Bond ..............    6.34%       *                *        6.05%/(2)/
Maryland Tax-Exempt Bond .......    5.55%       5.64%            *        5.66%/(3)/
Intermediate Tax-Exempt Bond ...    4.89%       *                *        4.56%/(2)/
National Tax-Exempt Bond .......    5.81%       *                *        5.10%/(2)/
Growth & Income ................ (10.08)%       7.38%         11.26%     11.49%/(4)/
Equity Income ..................  (7.26)%       *                *      (0.24)%/(2)/
Equity Growth .................. (29.18)%       *                *      (4.12)%/(2)/
Capital Opportunities .......... (12.51)%       *                *     (14.92)%/(5)/
International Equity ...........    3.46%       3.50%            *        6.73%/(6)/
Diversified Real Estate ........   19.55%       *                *        8.41%/(7)/

-----------------
+ Prior to the date of this Statement of Additional Information, the Funds offered one series of shares with neither a sales charge nor a distribution and service fee. Share performance reflects neither the deduction of the current maximum Class A sales charge of 4.75% for Equity Funds and 4.25% for Money Market and Bond Funds, nor the imposition of distribution and service fees or contingent deferred sales charges. If sales charges or distribution and service fees had been reflected, performance would be reduced.
* Not in operation during the full period.
/(1)/ The Fund commenced operations on March 14, 1991.
/(2)/ The Fund commenced operations on March 1, 1998.
/(3)/ The Fund commenced operations on June 2, 1992.
/(4)/ The Fund commenced operations on February 28, 1991.
/(5)/ The Fund commenced operations on July 5, 2000.
/(6)/ The Fund commenced operations on July 2, 1993.
/(7)/ The Fund commenced operations on August 1, 1997.

     Based on the foregoing calculations, the aggregate total returns for each of the Non-Money Market Funds for the one-year, five-year and ten-year periods ended May 31, 2002, as applicable, and for the period since inception through May 31, 2002 were as set forth below:

                            Aggregate Total Returns+

                                                                          Since
          Fund                    One Year   Five Years     Ten Years   Inception
          ----                    --------   ----------     ---------   ---------
Limited Maturity Bond ..........    4.43%      34.32%         76.86%     95.94%/(1)/
Total Return Bond ..............    6.34%       *                *       28.38%/(2)/
Maryland Tax-Exempt Bond .......    5.55%      31.57%            *       73.50%/(3)/
Intermediate Tax-Exempt Bond ...    4.89%       *                *       20.87%/(2)/
National Tax-Exempt Bond .......    5.81%       *                *       23.53%/(2)/
Growth & Income ................ (10.08)%      42.74%        190.72%    240.33%/(4)/
Equity Income ..................  (7.26)%       *                *      (1.03)%/(2)/
Equity Growth .................. (29.18)%       *                *     (16.38)%/(2)/
Capital Opportunities .......... (12.51)%       *                *     (26.48)%/(5)/
International Equity ...........    3.46%      18.79%            *       78.80%/(6)/
Diversified Real Estate ........   19.55%       *                *       47.75%/(7)/

-----------------
+ Prior to the date of this Statement of Additional Information, the Funds offered one series of shares with neither a sales charge nor a distribution and service fee. Share performance reflects neither the deduction of the current maximum Class A sales charge of 4.75% for Equity Funds and 4.25% for Money Market and Bond Funds, nor the imposition of distribution and service fees or contingent deferred sales charges. If sales charges or distribution and service fees had been reflected, performance would be reduced.

 *     Not in operation during the full period.
(1)    The Fund commenced operations on March 14, 1991.
(2)    The Fund commenced operations on March 1, 1998.
(3)    The Fund commenced operations on June 2, 1992.
(4)    The Fund commenced operations on February 28, 1991.
(5)    The Fund commenced operations on July 5, 2000.
(6)    The Fund commenced operations on July 2, 1993.
(7)    The Fund commenced operations on August 1, 1997.


     The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are provided below and are also included in the Prospectus.

     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

     Based on the foregoing calculations, the average annual total returns (after taxes on distributions) and the average annual total returns (after taxes on distributions and redemptions) for each of the Non-Money Market Funds for the one-year, five-year and ten-year periods ended May 31, 2002, as applicable, and for the period since inception through May 31, 2002 were as set forth below:

              Average Annual Returns (After Taxes on Distributions)

                                                                                 Since
                   Fund             One Year    Five Years    Ten Years        Inception
                   ----             --------    ----------    ---------        ---------
Limited Maturity Bond                  2.34%       3.72%        3.58%          3.93%(1)
Total Return Bond                      4.01%       *              *            3.53%(2)
Maryland Tax-Exempt Bond               5.55%       5.64%          *            5.66%(3)
Intermediate Tax-Exempt Bond           4.89%       *              *            4.45%(2)
National Tax-Exempt Bond               5.13%       *              *            4.82%(2)
Growth & Income                     (12.15)%       5.36%        9.21%          9.58%(4)
Equity Income                        (8.71)%       *              *          (4.17)%(2)
Equity Growth                       (29.44)%       *              *          (5.33)%(2)
Capital Opportunities                (12.51)%      *              *         (14.95)%(5)
International Equity                   3.42%       1.59%          *            5.09%(6)
Diversified Real Estate               17.15%        *             *            6.44%(7)

-----------------
 *     Not in operation during the full period.
(1)    The Fund commenced operations on March 14, 1991.
(2)    The Fund commenced operations on March 1, 1998.
(3)    The Fund commenced operations on June 2, 1992.
(4)    The Fund commenced operations on February 28, 1991.
(5)    The Fund commenced operations on July 5, 2000.
(6)    The Fund commenced operations on July 2, 1993.
(7)    The Fund commenced operations on August 1, 1997.

            Average Annual Returns (After Taxes on Distributions and
                                  Redemptions)

                                                                                Since
                   Fund            One Year    Five Years     Ten Years       Inception
                   ----            --------    ----------     ---------       ---------
Limited Maturity Bond                 2.76%       3.71%         3.58%         3.89%(1)
Total Return Bond                     3.90%       *               *           3.59%(2)
Maryland Tax-Exempt Bond              5.01%       5.42%           *           5.50%(3)
Intermediate Tax-Exempt Bond          4.50%       *               *           4.40%(2)
National Tax-Exempt Bond              5.32%       *               *           4.87%(2)
Growth & Income                     (4.38)%       5.96%         8.90%         9.20%(4)
Equity Income                       (3.51)%       *               *         (0.44)%(2)
Equity Growth                      (17.68)%       *               *         (2.89)%(2)
Capital Opportunities               (7.68)%       *               *        (11.76)%(5)
International Equity                  2.13%       2.46%           *           5.10%(6)
Diversified Real Estate              11.86%        *              *           5.74%(7)

-----------------
 *     Not in operation during the full period.
(1)    The Fund commenced operations on March 14, 1991.
(2)    The Fund commenced operations on March 1, 1998.
(3)    The Fund commenced operations on June 2, 1992.
(4)    The Fund commenced operations on February 28, 1991.
(5)    The Fund commenced operations on July 5, 2000.
(6)    The Fund commenced operations on July 2, 1993.
(7)    The Fund commenced operations on August 1, 1997.

     Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

Hypothetical Performance Information

     In addition to providing performance information that demonstrates the actual yield or return of a particular Fund over a particular period of time, the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax Exempt Bond Fund may provide certain other information demonstrating hypothetical yields or returns. For example, the table below illustrates the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 4.00% to 6.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax-Exempt Bond Fund, which may be higher or lower than those shown. A Fund's yield will fluctuate as market conditions change. For investors in a low tax bracket, investing in a tax-exempt investment may not be beneficial if a higher yield after taxes could be received from a taxable investment. Investors should be aware that tax brackets may change over time and they should consult their own tax adviser with specific reference to their own tax situation.

     [Prior to the date of this Statement of Additional Information, the Funds offered one series of shares with neither a sales charge nor a distribution and service fee. A Fund's hypothetical performance reflects neither the deduction of the current maximum Class A sales charge of 4.25% for Money Market and Bond Funds, nor the imposition of distribution and service fees or contingent deferred sales charges. If sales charges or distribution and service fees had been reflected, the Funds' hypothetical performance would be reduced.]

     For the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds:

                                                                        Tax-Exempt Yields
                                                       -------------------------------------------------------------
              Taxable  Income             Federal       3.00%       3.50%     4.00%      4.50%      5.00%      5.50%
    ---------------------------------     Marginal      -----       -----     -----      -----      -----      -----
    Single Return        Joint Return     Tax Rate                    Equivalent Taxable Yields
    -------------        ------------     --------                    -------------------------
        0 - $ 6,000       0 - $12,000         10%     3.33%       3.89%       4.44%    5.00%       5.56%       6.11%
     $6,000-$27,950    $12,000-$46,700        15%     3.53%       4.12%       4.71%    5.29%       5.88%       6.47%
    $27,950-$67,700   $46,700-$112,850        27%     4.11%       4.79%       5.48%    6.16%       6.85%       7.53%
   $67,700-$141,250   $112,850-$171,950       30%     4.29%       5.00%       5.71%    6.43%       7.14%       7.86%
  $141,250-$307,050   $171,950-$307,050       35%     4.62%       5.38%       6.15%    6.92%       7.69%       8.46%
  $307,050 and over   $307,050 and over    38.60%     4.89%       5.70%       6.51%    7.33%       8.14%       8.96%

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yields. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2002 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. Moreover, recently enacted federal tax legislation will reduce the federal marginal tax rates from those shown in the table by up to 3.6 percentage points over the next five years.

         For the Maryland Tax-Exempt Bond Fund:

                                              Combined
                                             Federal and                         Tax-Exempt Yields
                                              Maryland         ----------------------------------------------------------
               Taxable Income                 Marginal         3.00%      3.50%      4.00%     4.50%     5.00%      5.50%
-----------------------------------------     Tax Rate         -----      -----      -----     -----     -----      -----
     Single Return           Joint Return                                    Equivalent Taxable Yields
     -------------           ------------                                    -------------------------
         0 -  $6,000         0 - $12,000         16.41%        3.59%      4.19%      4.79%     5.38%     5.98%      6.58%
      $6,000-$27,950      $12,000-$46,700        21.06%        3.80%      4.43%      5.07%     5.70%     6.33%      6.97%
     $27,950-$67,700     $46,700-$112,850        32.20%        4.42%      5.16%      5.90%     6.64%     7.37%      8.11%
    $67,700-$141,250     $112,850-171,950        34.99%        4.61%      5.38%      6.15%     6.92%     7.69%      8.46%
   $141,250-$307,050    $171,950-$307,050        39.63%        4.97%      5.80%      6.63%     7.45%     8.28%      9.11%
   $307,050 and over    $307,050 and over        42.97%        5.26%      6.14%      7.01%     7.89%     8.77%      9.64%

The tax-exempt yields used here are hypothetical and no assurance can the made that the Fund will obtain any particular yield. The Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2002 federal marginal tax rates, and assume a federal tax benefit for state and local taxes. For 2002, the Maryland maximum state tax rate is 4.75%. The Maryland county tax is assumed to be at least one-half the state rate which is applicable in all counties except Worcester County and Talbot County, and Maryland and Federal taxable income are assumed to be the same. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. Moreover, recently enacted federal tax legislation will reduce federal marginal tax rates, which were used in calculating the combined federal and Maryland marginal tax rates shown in the table, over the next five years.

Distribution Rates

     The Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by annualizing the daily distributions of net investment income and dividing this amount by the daily ending net asset value, and then adding all the daily numbers and dividing by the number of days in the specified period. Distribution rates do not reflect realized and unrealized capital gains and losses. The distribution rates for the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund for the month ended May 31, 2002 were 4.09%, 5.11%, 4.11%, 3.70%, and 3.99%, respectively.

     Prior to the date of this Statement of Additional Information, the Funds offered one series of shares with neither a sales charge nor a distribution and service fee. If sales charges or distribution and service fees had been imposed (as they currently are on Class A Shares, Class B Shares and Class C Shares), distributions would be reduced.

Performance Comparisons

From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Money Market Fund's yield may be compared to the Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The total return and yield (i) of the Non-Money Market Funds may be compared to the Consumer Price Index, (ii) of the Growth & Income, Equity Income, Equity Growth and Capital Opportunities Funds may be compared to the Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Russell 1000(R) Value Index, the Russell 1000 Growth Index or the Russell 2000(R) Growth Index, (iii) of the Limited Maturity Bond and Total Return Bond Funds may be compared to the Salomon Brothers Broad Investment Grade Bond Index, the Lehman Brothers Government/Credit Bond Index or the Lehman Brothers Aggregate Bond Index, (iv) of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be compared to the Lehman Brothers Municipal Bond Index, the Lehman Brothers 7-year Municipal Bond Index, the Lehman Brothers 1-8 year Municipal Bond Index, the Lehman Brothers 10-year Municipal Bond Index or the Lehman Brothers Maryland Municipal Bond Index, (v) of the International Equity Fund may be compared to the Morgan Stanley Capital International ("MSCI") All Country World Free ex U.S. Index, and (vi) of the Diversified Real Estate Fund may be compared to the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotations system ("NASDAQ"), which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, or the Morgan Stanley REIT Index, an unmanaged index of all publicly traded equity REITs (except health care REITs) which have total market capitalizations of at least $100 million and are considered liquid. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper AnalyticAl Services, Inc. Performance data will be calculated separately for Class A Shares, Class B Shares, Class C Shares and Institutional Shares of the Funds, as applicable, once such data becomes available.

     From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Company; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds. The Funds may advertise total return data without reflecting the sales charges imposed on the purchase of Class A Shares or the redemption of Class B Shares and Class C Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

     Information concerning the current yield and performance of the Funds may be obtained by calling 1-800-551-2145.

                         DISTRIBUTION AND SERVICES PLANS

         The Company has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 (the "Rule") under the 1940 Act with respect to Class A Shares of the Funds (the "Class A Shares Plan"), Class B Shares of the Funds (the "Class B Shares Plan") and Class C Shares of the Funds (the "Class C Shares Plan" and together with the Class A Shares Plan and the Class B Shares Plan, the "12b-1 Plans"). Under each 12b-1 Plan, the Company may pay (i) the Distributor or another person for distribution services provided and expenses assumed and
(ii) broker-dealers or other financial institutions ("Service Organizations") for shareholder administrative support services provided to shareholders of the Funds.

         Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and Statements of Additional Information (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the relevant 12b-1 Plan.

         The Company intends to enter into servicing agreements under each 12b-1 Plan that will require the Service Organizations receiving such compensation to perform certain services, including providing administrative services with respect to the beneficial owners of shares of the Funds (such as establishing and maintaining accounts and records for their customers who invest in such shares, assisting customers in processing purchase, exchange and redemption requests and/or in changing dividend options and account descriptions, and responding to customer inquiries concerning their investments).

         Under the Class A Shares Plan, payments by the Company for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and payments for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net asset value of a Fund's outstanding Class A Shares which are owned of record or beneficially by a Service Organization's customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

         Under the Class B Shares Plan and Class C Shares Plan, payments by the Company for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets of Class B Shares or Class C Shares, as applicable, of a Fund and payments for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net asset value of a Fund's outstanding Class B Shares or Class C Shares, as applicable, which are owned of record or beneficially by a Service Organization's customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

         Payments for distribution expenses under the 12b-1 Plans are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Company. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares, Class B Shares or Class C Shares of a Fund may bear for distribution pursuant to the respective 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

     The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and holders of Class A Shares, Class B Shares and Class C Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Directors and are terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares, as applicable, of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares, as applicable, of such Fund, by BISYS or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plans are in effect, the nomination of the directors that are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

MISCELLANEOUS

     As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

     As of July 24, 2002, Mercantile-Safe Deposit and Trust Company, MSDT Funds,
Attn: Income Collection Department, P.O. Box 1101, Baltimore, Maryland 21203, owned of record a majority of the outstanding shares of the Company. Mercantile-Safe Deposit & Trust Company ("Merc-Safe"), the parent corporation of the Company's Advisor and Administrator, is a wholly-owned subsidiary of Mercantile Bankshares Corporation and a Maryland trust company. The Company believes that substantially all of the shares held of record by Merc-Safe were beneficially owned by its customers. Merc-Safe may be deemed to be a controlling person of the Company within the meaning of the 1940 Act by reason of its record ownership of such shares.

     As of July 24, 2002, the name, address and percentage ownership of each person, in addition to Merc-Safe, that beneficially owned 5% or more of the outstanding shares of the Company was as follows: (1) Government Money Market
Fund: University of Maryland Foundation, Inc., 3300 Metzerott Road, Adelphi, MD 20783 (10.36%); (2) Tax-Exempt Money Market Fund: Reliable Liquors, Inc., 226 Dover Road, Glen Burnie, MD 21060 (5.12%); (3) Limited Maturity Bond Fund:
Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (10.55%); (4) Maryland Tax-Exempt Bond Fund: Louis V. & Anne Marie B. Manzo, 3 Coniston Road, Ruxton, MD 21204-1843 (7.23%); (5) Growth & Income Fund:
Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (19.14%); (6) Equity Growth Fund: Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (11.53%); (7) Capital Opportunities Fund: Zachary Smith Reynolds Foundation, 101 Reynolda Village, Winston-Salem, NC 27106-5122 (12.26%) and Mercantile-Safe Deposit & Trust Company, Pension, Two Hopkins Plaza, Baltimore, MD 21201 (33.16%); (8) International Equity Fund: Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (8.76%), and Mercantile-Safe Deposit & Trust Company, Pension, Two Hopkins Plaza, Baltimore, MD 21201 (9.18%); and (9) Diversified Real Estate Fund: Mercantile Bankshares Corp., 401K, Two Hopkins Plaza, Baltimore, MD 21201 (8.89%), Mercantile-Safe Deposit & Trust Company Pension, Two Hopkins Plaza, Baltimore, MD 21201 (27.01%) and Jon-Cin & Son LTD, c/o John A. Daskalakis, Sr., 600 S.E. 5th Avenue, Unit 1008, Boca Raton, FL 33432 (5.92%).

     If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

FINANCIAL STATEMENTS

     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Funds' Annual Report to Shareholders for the fiscal year ended May 31, 2002 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference. Copies of the Annual Report may be obtained by calling 1-800-551-2145 or by writing Mercantile Funds, Inc., c/o BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                   APPENDIX A

Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            . Positive means that a rating may be raised.
            . Negative means that a rating may be lowered.
            . Stable means that a rating is not likely to change.
            . Developing means a rating may be raised or lowered.
            . N.M. means not meaningful.

Moody's

     Watchlist: Watchlist list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

         As previously stated, the Equity Income, Equity Growth, Capital Opportunities, International Equity, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

         Futures contracts entered into by a Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Neither the CFTC, the National Futures Association, the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's or SEC's regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I        Interest Rate Futures Contracts.

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

                  Examples of Futures Contract Sale. A Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Advisor (or Sub-Advisor in the case of the Capital Opportunities Fund and International

     Equity Fund) wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Advisor or Sub-Advisor believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The Advisor or Sub-Advisor could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Advisor or Sub-Advisor wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Advisor or Sub-Advisor believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

                  The Advisor or Sub-Advisor could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II       Security Futures Contracts and Stock Index Futures Contracts.
         ------------------------------------------------------------

         Security Futures Contracts. A Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, a Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, a Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, a Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

         Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).


                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

               Portfolio                                              Futures
               ---------                                              -------
                                                            -Day Hedge is Placed-
      Anticipate Buying $62,500                             Buying 1 Index Futures at 125 Value of Futures =
           Equity Portfolio                                 $62,500/Contract

                                                            -Day Hedge is Lifted-

      Buy Equity Portfolio with                             Sell 1 Index Futures at 130  Value of Futures =
           Actual Cost = $65,000                            $65,000/Contract
      Increase in Purchase Price =$2,500                    Gain on Futures = $2,500


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0



               Portfolio                                              Futures
               ---------                                              -------
                                                            -Day Hedge is Placed-

      Anticipate Selling $1,000,000                               Sell 16 Index Futures at 125 Value of
             Equity Portfolio                               Futures = $1,000,000

                                                            -Day Hedge is Lifted-

      Equity Portfolio - Own                                Buy 16 Index Futures at 120 Value of Futures =
             Stock with Value = $960,000                    $960,000
             Loss in Fund Value = $40,000                   Gain on Futures = $40,000

     If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

               Portfolio                                              Futures
               ---------                                              -------
                                                            -Day Hedge is Placed-

      Anticipate Buying $62,500 Equity                      Buying 1 Index Futures at 125 Value of
      Portfolio                                             Futures = $62,500/Contract

                                                            -Day Hedge is Lifted-

      Buy Equity Portfolio with                             Sell 1 Index Futures at 120
      Actual Cost = $60,000                                 Value of Futures = $60,000/Contract
      Increase in Purchase Price = $2,500                   Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

      Factors:

      Value of Stock Fund = $1,000,000
      Value of Futures Contract = 125 x $500 = $62,500
      Fund Beta Relative to the Index = 1.0

               Portfolio                                              Futures
               ---------                                              -------
                                                            -Day Hedge is Placed-

      Anticipate Selling $1,000,000 Equity Portfolio        Sell 16 Index Futures at 125

            Portfolio                           Value of Futures = $1,000,000
                                                -Day Hedge is Lifted-

      Equity Portfolio-Own                      Sell 16 Index Futures at 130
      Stock with Value = $1,040,000             Value of Futures = $1,040,000
      Gain in Fund Value = $40,000              Loss of Futures = $40,000


III  Futures Contracts on Foreign Currencies.

     To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, a Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV   Margin Payments.

     Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor (or Sub-Advisor) may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V    Risks of Transactions in Futures Contracts.

     There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment Advisor. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor (or Sub-Advisor). It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only if there is a secondary market for such futures. Although the Funds intend to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to the Advisor's or Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI Options on Futures Contracts.

     The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII Other Transactions.

     The Funds are authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging and other investment strategies if, in the judgment of the Advisor or Sub-Advisor, transactions therein are necessary or advisable.

VIII Accounting Treatment.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                             MERCANTILE FUNDS, INC.

                             Prime Money Market Fund
                          Government Money Market Fund
                          Tax-Exempt Money Market Fund
                           Limited Maturity Bond Fund
                             Total Return Bond Fund
                          Maryland Tax-Exempt Bond Fund
                        Intermediate Tax-Exempt Bond Fund
                          National Tax-Exempt Bond Fund
                              Growth & Income Fund
                               Equity Income Fund
                               Equity Growth Fund
                           Capital Opportunities Fund
                            International Equity Fund
                          Diversified Real Estate Fund

                           (collectively, the "Funds")


                     Supplement dated September 30, 2002 to
                     the Class A, Class B and Class C Shares
                       Prospectus dated September 30, 2002


THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective September 30, 2002, Class B Shares of each of the Funds are not available to investors at this time. Class B Shares will become available at a later date to be determined by Fund management.